WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Among the major asset classes, only fixed income assets managed a positive return last year. The Lehman Government/Credit Index advanced 11% and for the third consecutive year far outperformed stocks. Whether a fourth year of outperformance is possible is almost entirely dependent upon the course of economic activity. Small cap stocks and international stocks, while both are still down for the year, performed slightly better than large cap domestic stocks. Large cap stock prices generally fell more than small and mid cap stocks. Growth stocks, as measured by the Russell 1000 Growth Index, fell nearly 29% last year. Value stocks did not fare quite as poorly as they fell 18%. It is our conclusion that the strongly stimulative monetary policy already in place, and the likelihood of a fiscal package early in 2003, will lead to an acceleration of economic growth throughout the year.

     Looking into 2003, we believe stocks will finally produce positive returns after a three-year drought. The massive monetary stimulus over the last year, a return to corporate profitability and expected tax reform legislation should all work toward creating an environment conducive to a higher stock market. The magnitude of the rise may be muted, however, as the pace of the economic recovery is still uncertain and the forward-looking price/earnings ratio of 17 is still above the historical average of 14. Political risks are also higher than normal as international terrorism will take time to eradicate and the war with Iraq may begin in early 2003. While interest rates should not rise as inflation stays in check, the likelihood of lower rates is doubtful. In the past we have pointed to lower interest rates to justify a high and expanding price/earnings ratio as bonds became relatively less attractive to stocks and the future earnings of companies were worth more when discounted at a lower interest rate. That will not be the case in 2003 and we must rely on the more traditional means of wealth generation: corporate earnings. If corporate earnings grow in the 8 to 10% range, as we expect, stock prices should move up by a similar amount.

     A New Year is often greeted with great anticipation of better times, but we would caution against raising the expectation levels too high, at least at the outset. The many difficulties enumerated above will continue to hang over the markets. However, our longer-term view remains that the economic recovery will become more evident as the year progresses. The Treasury market will probably underperform as both improved economic conditions and increased supply due to growth oriented fiscal policies take a modest toll on this sector.

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON LARGE CAP GROWTH PORTFOLIO

     The Wilmington Large Cap Growth Portfolio (the "Portfolio") declined -9.89% for the six-month period ended December 31, 2002, compared to a decline of -8.97% for the Russell 1000 Growth Index, a passive index that includes the largest 1,000 stocks in the U.S. as measured by market capitalization. The Standard & Poor's 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks, declined -10.30% for the same period.

     During the third quarter of 2002, investors continued their flight from equities reflecting concerns over corporate scandals and the strengthening possibility of military action in the middle east. Returns were negative in virtually every equity investment style, including large cap growth. Fourth quarter performance reflected a "snap back" rally led by telecom, technology and other sectors that had been particularly weak during the preceding quarter.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     At year end, the Portfolio was well diversified across major economic sectors with overweightings in consumer discretionary and financial groups, and underweightings in consumer staples relative to the Russell 1000 Growth Index. During the six month period, portfolio weightings in consumer discretionary and healthcare stocks were increased modestly. Recent stock purchases included Guidant Corp., Wyeth and Qualcomm Inc.

     We believe the Portfolio is well positioned to take advantage of current economic conditions with stocks that possess attractive expected long-term earnings growth rates. The top ten holdings as of December 31, 2002, representing approximately 34% of the assets are:

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
Microsoft Corp.                      4.3%
Pfizer Inc.                          4.2%
Cisco Systems                        3.2%
Dell Computer Corp.                  3.2%
General Electric                     3.9%

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
American Int'l Group                 3.4%
Citigroup Inc.                       3.2%
Medtronic Inc.                       3.1%
Comcast Corp.                        3.0%
Oracle Corp.                         2.9%

     The following table compares the Wilmington Large Cap Growth Portfolio ("Large Cap Growth"), the Russell 1000 Growth Index and the S&P 500 Index for the past ten years ended December 31, 2002.*

                                                       Average Annual
                                 Six         ----------------------------------
                               Months        1 Year        5 Year       10 Year
                               -------       -------       ------       -------
Large Cap Growth               (9.89)%       (30.37)%      (7.61)%       4.58%
Russell 1000 Growth Index      (8.97)%       (27.88)%      (3.84)%       6.71%
S&P 500 Index                  (10.30)%      (22.10)%      (0.59)%       9.34%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The Russell 1000 Growth Index and S&P 500 Index are unmanaged stock market indicies without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc.

WILMINGTON LARGE CAP CORE PORTFOLIO

     The Wilmington Large Cap Core Portfolio (the "Portfolio") declined -12.84% for the six months ended December 31, 2002. The Standard & Poor's 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks, declined -10.30% for the same period.

     As of the date of this report, the Portfolio is well diversified across all major Standard & Poor's economic sectors with overweights to healthcare and basic materials. During the six-month period, the Portfolio benefited from its exposures to consumer staples and healthcare. The solid results in consumer staples and health care were more than offset by the exposure to technology and consumer discretionary due to ownership of EDS, Motorola, Interpublic Group and Ford. The Portfolio's strategy emphasizes diversification in order to produce market like returns. We continue to emphasize the purchase of and overweight positions in, relative to the Standard & Poor's

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

500 Index, stocks that possess, in the judgement of its investment adviser, above average long-term sustainable earnings growth rates. The top ten holdings as of December 31, 2002, representing approximately 34% of the assets are:

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
Pfizer Inc.                          4.3%
Microsoft Corp.                      4.1%
Merck & Co. Inc.                     3.5%
Exxon Mobil Corp.                    3.4%
Novartis AG                          3.3%

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
American Int'l Group                 3.3%
Pepsico, Inc.                        3.1%
Sysco Corp.                          3.1%
General Electric                     3.0%
Citigroup Inc.                       2.8%

     The following table compares the Wilmington Large Cap Core Portfolio ("Large Cap Core") and the S&P 500 Index since the Portfolio's commencement of operations on January 4, 1995 through December 31, 2002.*

                                                         Average Annual
                                             --------------------------------------
                            Six Months        1 Year        5 Year        Inception
                            ----------       --------       -------       ---------
Large Cap Core               (12.84)%        (27.95)%       (3.55)%         5.54%
S&P 500 Index                (10.30)%        (22.10)%       (0.59)%        10.06%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The S&P 500 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc.

WILMINGTON SMALL CAP CORE PORTFOLIO

     The Wilmington Small Cap Core Portfolio, (the "Portfolio") declined -16.18% for the six-month period ended December 31, 2002, compared to the Russell 2000 Index, which declined -16.56% during the period. The Russell Index is based on a ranking of the top 3,000 U.S. companies by market capitalization. The first 1,000 companies comprise the Russell 1000 (large cap) Index and the bottom 2,000 companies make up the Russell 2000 (small cap) Index.

     During the second half of calendar year 2002, U.S. small cap stocks continued to decline in one of the worst bear markets of this century. The third calendar quarter decline of -21.4% was the third worst quarter in the 24 year history of the Russell 2000 Index. The only worse quarters were the fourth quarter of 1987 (-29.1%) and the third quarter of 1990 (-24.5%). Investors continued their flight from common stocks in the third quarter in the wake of corporate scandals, weakening earnings trends and rising concerns over possible war with Iraq. In the fourth calendar quarter of 2002, the Index rebounded by 6.0% in a technology led snapback from extremely depressed valuation levels. For a rally to be lasting, it needs to start on solid fundamental grounds. In this light, there are plenty of reasons to be optimistic. The Federal Reserve has done its part by supplying plenty of monetary liquidity and lowering the Federal Funds target rate to 1.25%, which is the lowest level since 1961. In addition to undervaluation, bear market bottoms are marked by a capitulation phase as equity investors collectively give up and sell their

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

positions. In this vein, mutual fund flows have shown steady selling of equity funds to buy bond funds during 2002. The biggest problems for the market now are the need to see a cyclical rebound in corporate profits and a commensurate upswing in business confidence.

     Our strategy in the second half of the year continued to anticipate a cyclical economic rebound of somewhat muted proportion without much fundamental improvement in the technology sector. Our sector overweights continue to be consumer discretionary and producer durables while we remain cautious and underweight to the technology sector. Within consumer discretionary, we favor high quality retailers such as Williams-Sonoma Inc. and O'Reilly Automotive, Inc. We believe that consumer spending will continue to support a muted but reasonable level of retail expenditures. We also have significant positions in education stocks such as the rapidly growing Corinthian Colleges Inc. and Strayer Education. These for-profit universities lend a counter-cyclical component to the overall earnings trends of the stocks in the portfolio. In the producer durable sector, the overweights still center on defense-related companies such as Alliant Techsystems, Inc. and on the housing stocks. While we are cognizant of the so-called bubble in housing prices, the stocks have now reached such low valuations that these stocks remain attractive even if housing sales begin to slow moderately next year. During the fourth quarter, we added slightly to the technology sector where valuations appeared too tempting to pass up. Until there are signs of sustainable improvement in technology capital spending, however, we will tend to remain cautious on the sector.

     In the months ahead, we believe the Portfolio is well structured to generate above average returns. Our strong representation in various consumer discretionary groups and a constant search for competitively advantaged small cap companies bode well for future performance. The top ten holdings as of December 31, 2002, representing approximately 27% of the assets are:

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
Waste Connections                    4.1%
Corinthian Colleges                  3.8%
SCP Pool Corporation                 3.1%
RenaissanceRe Holdings
  Ltd.                               3.1%
O'Reilly Automotive Inc.             2.8%

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
Delphi Financial Group               2.7%
Orthofix International,
  Inc.                               2.7%
Triumph Group, Inc.                  2.6%
PRG-Schultz International            2.6%
Williams-Sonoma, Inc.                2.3%

     The following table compares the performance of the Wilmington Small Cap Core Portfolio ("Small Cap Core") and its predecessor, the Small Cap Stock Fund (a collective investment fund), with that of the Russell 2000 Index since the Portfolio's commencement of operations on March 31, 1997 through December 31, 2002. The Small Cap Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Small Cap Core Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Small Cap Stock Fund was not a registered investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

amended. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different.*

                                                         Average Annual
                                             --------------------------------------
                            Six Months        1 Year        5 Year        Inception
                            ----------       --------       -------       ---------
Small Cap Core               (16.18)%        (23.91)%       (1.78)%         3.81%
Russell 2000 Index           (16.56)%        (20.48)%       (1.36)%         3.30%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The Russell 2000 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc.

WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

     The Wilmington International Multi-Manager Portfolio (the "Portfolio") returned -15.10% for the six-month period ended December 31, 2002. The Morgan Stanley Capital International Europe, Australasia, and Far East Index (the "MSCI EAFE Index") declined -14.55% for the same six-month period. The MSCI EAFE Index is an unmanaged, capitalization weighted index of approximately 1,000 companies listed on the major stock exchanges in Europe, Australasia and the Far East.

     This past period has been one of transition for the Portfolio with the changes made to its sub-advisory team. Effective September 3, 2002, two new sub-advisers have assumed responsibility in co-managing the assets. The new team of Julius Baer Investment Management Inc. ("JBIMI") and Deutsche Asset Management, Inc. ("DAMI") replaced Clemente Capital Inc., Invista Capital Management, LLP, and Zurich Scudder Investments, Inc. The new investment strategy is to combine an index-like manager with an active manager. DAMI will employ a quantitative process, which looks to exploit market pricing inefficiencies, while managing a portfolio whose country, industry, and risk characteristics are very similar to the EAFE Index. JBIMI will apply a more actively managed top-down and bottom-up investment approach with the flexibility to tilt the portfolio to either a growth or value investment style.

     The investment adviser believes the new combination of sub-advisers will provide positive returns while managing the risks involved with international investing.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The top ten holdings as of December 31, 2002, representing approximately 19% of the assets are:

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
Vodafone Group PLC                   2.5%
Euro STOXX 50 LRDS                   2.5%
Komercni Banka as                    2.2%
Nomura ETF                           2.1%
Total Fina Elf SA                    1.9%

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
BP PLC                               1.7%
OTP Bank Rt.                         1.7%
Bank Pekao SA                        1.6%
Unilever                             1.6%
Nestle SA                            1.6%

     The following table compares the performance of the Wilmington International Multi-Manager Portfolio ("International Multi-Manager") and its predecessor, the International Stock Fund (a collective investment fund), with that of the MSCI EAFE Index for the past ten years ended December 31, 2002. The International Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Multi-Manager Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The International Stock Fund was not a registered investment company under the 1940 Act and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different.*

                                                        Average Annual
                                             ------------------------------------
                            Six Months        1 Year        5 Year        10 Year
                            ----------       --------       -------       -------
International
  Multi-Manager              (15.10)%        (18.10)%       (4.07)%        3.26%
MSCI EAFE Index              (14.55)%        (15.94)%       (2.89)%        4.00%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Please bear in mind that investing in foreign securities involves special risks such as currency fluctuation, less extensive regulation of foreign brokers and possible political instability. The MSCI EAFE Index is an unmanaged index representing the market value weighted price of approximately 1,000 stocks of the major stock exchanges in Europe, Australia and the Far East. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc.

WILMINGTON LARGE CAP VALUE PORTFOLIO

     The Wilmington Large Cap Value Portfolio, (the "Portfolio") declined -10.42% for the six-month period ended December 31, 2002, compared to the Russell 1000 Value Index, which declined -11.29% during the period. The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

     The Portfolio had recent strong performance, primarily driven by a strong rebound in the technology, media and communications sectors. Cablevision, Nextel and Verizon all rebounded strongly from very poor performance earlier in the year. Cablevision reacted to the company's willingness to sell assets and shut down underperforming businesses. The company is focusing on creating shareholder value by improving profit margins, controlling capital spending and improving its balance sheet. Nextel benefited from the market's realization that all communications companies do not have insurmountable problems. Subscriber growth and cash flow are both strong and the company

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

is expected to continue its rebound in 2003. Verizon also experienced a rebound in the fourth quarter after being overly punished in the third quarter. The major concerns regarding Verizon's future focused on its underfunded pension plan, its ability to compete effectively when the long distance carriers entered the local market, and the overall health of the telecommunications industry. Other companies that exhibited strong performance after significant underperformance earlier in the year were News Corp Ltd, Computer Associates, Hewlett Packard and AT&T Wireless. One non-tech company, Halliburton, added significantly to performance due in large part to the global asbestos litigation settlement agreement. Real and perceived problems still exist for these companies, but they all have the capacity to deal with them and realize the value of their underlying operations.

     Recent purchases include Ambac Financial, Disney and Automatic Data Processing. Ambac provides financial guarantees for municipal and structured finance obligations, an area which is currently under pressure due to credit concerns, but should recover and grow in the future as tax exempt financing needs increase. Disney has suffered from a combination of a slowdown in travel, the economy overall and advertising spending. Automatic Data Processing, one of the world's largest providers of computerized transaction processing and information services, is also suffering from slower economic activity, especially in the financial services area. Investors' reaction to current conditions has been overdone and these companies, which are fundamentally strong, should eventually recover.

     The top ten holdings as of December 31, 2002, representing approximately 31% of the assets are:

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
Everest RE Group                     3.6%
Washington Mutual Inc.               3.4%
Dow Chemical Company                 3.2%
News Corp. Ltd.                      3.2%
Abbott Laboratories                  3.1%

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
Automatic Data Processing            3.0%
Merck & Co.                          3.0%
Kraft Foods Inc.                     2.9%
Wellpoint Health Networks            2.8%
Philip Morris Company                2.6%

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following table compares the performance of the Wilmington Large Cap Value Portfolio ("Large Cap Value") and its predecessor, the Value Stock Fund (a collective investment fund), with that of the Russell 1000 Value Index for the past ten years ended December 31, 2002. The Value Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Large Cap Value Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Value Stock Fund was not a registered investmentcompany under the 1940 Act and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different.*

                                                        Average Annual
                                             ------------------------------------
                            Six Months        1 Year        5 Year        10 Year
                            ----------       --------       -------       -------
Large Cap Value              (10.42)%        (28.06)%       (4.01)%        6.40%
Russell 1000 Value Index     (11.29)%        (15.52)%        1.16%        10.80%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The Russell 1000 Value Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc.

     We invite your comments and questions and thank you for your investment in the Wilmington Equity Portfolios. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/Robert J. Christian
                                         Robert J. Christian
February 7, 2003                         President

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

                                       Large Cap                                       International    Large Cap
                                         Growth        Large Cap        Small Cap      Multi-Manager      Value
                                       Portfolio     Core Portfolio   Core Portfolio     Portfolio      Portfolio
                                      ------------   --------------   --------------   -------------   ------------
ASSETS:
Investment in Series, at value......  $ 51,019,816    $63,034,750      $ 75,255,285    $ 72,647,276    $ 38,216,866
Other assets........................         1,835          2,225             2,637           6,237           3,747
                                      ------------    -----------      ------------    ------------    ------------
Total assets........................    51,021,651     63,036,975        75,257,922      72,653,513      38,220,613
                                      ------------    -----------      ------------    ------------    ------------
LIABILITIES:
Accrued expenses....................        40,118          5,909            24,977          17,428          18,504
                                      ------------    -----------      ------------    ------------    ------------
Total liabilities...................        40,118          5,909            24,977          17,428          18,504
                                      ------------    -----------      ------------    ------------    ------------
NET ASSETS..........................  $ 50,981,533    $63,031,066      $ 75,232,945    $ 72,636,085    $ 38,202,109
                                      ============    ===========      ============    ============    ============
NET ASSETS CONSIST OF:
Paid-in capital.....................  $155,941,175    $79,328,199      $ 89,172,899    $103,675,323    $ 52,228,881
Accumulated net investment
  income (loss).....................       (18,385)       395,394           (58,419)       (149,441)         46,800
Accumulated net realized loss on
  investments and foreign
  currencies........................   (90,849,543)    (9,138,922)      (11,620,901)    (29,457,127)    (11,079,709)
Net unrealized depreciation
  of investments....................   (14,091,714)    (7,553,605)       (2,260,634)     (1,412,047)     (2,993,863)
Net unrealized depreciation
  on translations of assets and
  liabilities in foreign
  currencies........................            --             --                --         (20,623)             --
                                      ------------    -----------      ------------    ------------    ------------
NET ASSETS..........................  $ 50,981,533    $63,031,066      $ 75,232,945    $ 72,636,085    $ 38,202,109
                                      ============    ===========      ============    ============    ============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING:
  ($0.01 par value, unlimited
  authorized shares)
  Institutional Shares..............     6,498,701      5,348,321         9,808,104      13,610,786       5,251,189
                                      ============    ===========      ============    ============    ============
NET ASSET VALUE, offering and
  redemption price per share:
  Institutional Shares..............         $7.84         $11.79             $7.67           $5.34           $7.27
                                      ============    ===========      ============    ============    ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                        Large Cap                                          International    Large Cap
                                          Growth        Large Cap           Small Cap      Multi-Manager      Value
                                        Portfolio     Core Portfolio      Core Portfolio     Portfolio      Portfolio
                                       ------------   --------------      --------------   -------------   -----------
NET INVESTMENT INCOME FROM SERIES:
  Dividends (net of foreign tax
    withheld)........................  $    270,502    $    635,758        $    331,542     $   332,501    $   389,602
  Interest...........................        10,155          22,506               9,791          15,195          8,599
  Securities lending.................            --           9,801              23,946              --          8,642
  Expenses...........................      (216,939)       (288,059)(1)        (318,623)       (322,350)      (159,390)
                                       ------------    ------------        ------------     -----------    -----------
    Net investment income from
       Series........................        63,718         380,006              46,656          25,346        247,453
                                       ------------    ------------        ------------     -----------    -----------
EXPENSES:
  Administration and accounting
    fees.............................        27,000          27,000              27,000          27,000         27,000
  Transfer agent fees................        18,585          18,679              25,680          16,559         13,554
  Reports to shareholders............        14,353          13,196              15,563          13,144         11,464
  Trustees' fees.....................         7,505           7,621               7,414           7,548          7,616
  Registration fees..................        12,766          12,880              13,395          12,751         12,855
  Professional fees..................         6,856           6,104               6,799          17,027          5,336
  Other..............................         1,788           1,787               9,224           6,341          6,853
                                       ------------    ------------        ------------     -----------    -----------
    Total expenses before fee waivers
       and expense reimbursements....        88,853          87,267             105,075         100,370         84,678
    Expenses reimbursed..............            --         (80,517)                 --              --             --
    Administration and accounting
       fees waived...................        (6,750)         (6,750)                 --         (13,845)       (13,501)
                                       ------------    ------------        ------------     -----------    -----------
       Total expenses, net...........        82,103              --             105,075          86,525         71,177
                                       ------------    ------------        ------------     -----------    -----------
    Net investment income (loss).....       (18,385)        380,006             (58,419)        (61,179)       176,276
                                       ------------    ------------        ------------     -----------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized loss on investments
    and foreign currency
    transactions.....................   (15,721,607)     (8,573,189)         (2,931,185)     (8,510,781)    (9,747,926)
  Net change in unrealized
    appreciation (depreciation) on
    investments and foreign
    currency.........................     8,493,434      (2,111,614)        (14,360,222)       (506,435)     4,316,854
                                       ------------    ------------        ------------     -----------    -----------
  Net loss on investments and foreign
    currency.........................    (7,228,173)    (10,684,803)        (17,291,407)     (9,017,216)    (5,431,072)
                                       ------------    ------------        ------------     -----------    -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS....................  $ (7,246,558)   $(10,304,797)       $(17,349,826)    $(9,078,395)   $(5,254,796)
                                       ============    ============        ============     ===========    ===========

------------------------
(1) Expenses from the Large Cap Core Series are shown net of $20,262 of fees waived.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                           Large Cap                                       International    Large Cap
                                             Growth        Large Cap        Small Cap      Multi-Manager      Value
                                           Portfolio     Core Portfolio   Core Portfolio     Portfolio      Portfolio
                                          ------------   --------------   --------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)..........  $    (18,385)   $    380,006     $    (58,419)   $    (61,179)   $    176,276
  Net realized loss on investments and
    foreign currency....................   (15,721,607)     (8,573,189)      (2,931,185)     (8,510,781)     (9,747,926)
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency....................     8,493,434      (2,111,614)     (14,360,222)       (506,435)      4,316,854
                                          ------------    ------------     ------------    ------------    ------------
Net decrease in net assets resulting
  from operations.......................    (7,246,558)    (10,304,797)     (17,349,826)     (9,078,395)     (5,254,796)
                                          ------------    ------------     ------------    ------------    ------------
Distributions to shareholders:
  From net investment income............            --        (586,136)              --              --        (364,507)
  From net realized gain................            --        (143,860)              --              --         (30,418)
                                          ------------    ------------     ------------    ------------    ------------
Total distributions.....................            --        (729,996)              --              --        (394,925)
                                          ------------    ------------     ------------    ------------    ------------
Portfolio share transactions(a):
  Proceeds from shares sold.............     3,284,303       3,789,823        8,163,125      43,756,173       3,458,266
  Cost of shares issued on reinvestment
    of distributions....................            --         679,550               --              --         344,918
  Cost of shares redeemed...............   (21,947,914)    (11,234,030)     (22,495,166)    (23,701,384)    (12,015,370)
                                          ------------    ------------     ------------    ------------    ------------
Net increase (decrease) in net assets
  from Portfolio share transactions.....   (18,663,611)     (6,764,657)     (14,332,041)     20,054,789      (8,212,186)
                                          ------------    ------------     ------------    ------------    ------------
Total increase (decrease) in net
  assets................................   (25,910,169)    (17,799,450)     (31,681,867)     10,976,394     (13,861,907)
NET ASSETS:
  Beginning of period...................    76,891,702      80,830,516      106,914,812      61,659,691      52,064,016
                                          ------------    ------------     ------------    ------------    ------------
  End of period.........................  $ 50,981,533    $ 63,031,066     $ 75,232,945    $ 72,636,085    $ 38,202,109
                                          ============    ============     ============    ============    ============
  Accumulated net investment income
    (loss)..............................  $    (18,385)   $    395,394     $    (58,419)   $   (149,441)   $     46,800
                                          ============    ============     ============    ============    ============
                                             Shares          Shares           Shares          Shares          Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:   ------------   --------------   --------------   -------------   ------------
  Shares sold...........................       402,771         307,243        1,059,002       8,167,034         470,685
  Shares issued on reinvestment of
    distributions.......................            --          56,582                               --          46,051
  Shares redeemed.......................    (2,743,175)       (926,235)      (2,933,905)     (4,365,422)     (1,615,183)
                                          ------------    ------------     ------------    ------------    ------------
  Net increase (decrease) in shares.....    (2,340,404)       (562,410)      (1,874,903)      3,801,612      (1,098,447)
  Shares outstanding -- Beginning of
    period..............................     8,839,105       5,910,731       11,683,007       9,809,174       6,349,636
                                          ------------    ------------     ------------    ------------    ------------
  Shares outstanding -- End of period...     6,498,701       5,348,321        9,808,104      13,610,786       5,251,189
                                          ============    ============     ============    ============    ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                          Large Cap                                       International    Large Cap
                                            Growth        Large Cap        Small Cap      Multi-Manager      Value
                                          Portfolio     Core Portfolio   Core Portfolio     Portfolio      Portfolio
                                         ------------   --------------   --------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).........  $    (49,190)   $    634,612     $    (33,181)   $     137,892   $    462,169
  Net realized loss on investments and
    foreign currency...................   (48,277,765)       (111,340)      (7,552,311)     (12,678,283)      (773,968)
  Net realized loss from options
    written............................            --              --               --               --        (55,892)
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency...................     6,992,613     (25,344,240)      (8,601,720)       2,580,373    (17,078,078)
                                         ------------    ------------     ------------    -------------   ------------
Net decrease in net assets resulting
  from operations......................   (41,334,342)    (24,820,968)     (16,187,212)      (9,960,018)   (17,445,769)
                                         ------------    ------------     ------------    -------------   ------------
Distributions to shareholders:
  From net investment income...........            --        (454,491)        (144,996)        (184,335)      (651,344)
  From net realized gain...............            --      (2,227,006)              --         (668,349)    (1,677,212)
                                         ------------    ------------     ------------    -------------   ------------
Total distributions....................            --      (2,681,497)        (144,996)        (852,684)    (2,328,556)
                                         ------------    ------------     ------------    -------------   ------------
Portfolio share transactions(a):
  Proceeds from shares sold............    51,580,986      24,360,820       53,660,401      142,765,798     19,105,691
  Cost of shares issued on reinvestment
    of distributions...................            --       2,574,803          108,732          791,689      2,165,184
  Cost of shares redeemed..............   (91,673,034)    (26,663,958)     (66,757,936)    (147,596,150)   (31,744,823)
                                         ------------    ------------     ------------    -------------   ------------
Net increase (decrease) in net assets
  from Portfolio share transactions....   (40,092,048)        271,665      (12,988,803)      (4,038,663)   (10,473,948)
                                         ------------    ------------     ------------    -------------   ------------
Total decrease in net assets...........   (81,426,390)    (27,230,800)     (29,321,011)     (14,851,365)   (30,248,273)
NET ASSETS:
  Beginning of year....................   158,318,092     108,061,316      136,235,823       76,511,056     82,312,289
                                         ------------    ------------     ------------    -------------   ------------
  End of year..........................  $ 76,891,702    $ 80,830,516     $106,914,812    $  61,659,691   $ 52,064,016
                                         ============    ============     ============    =============   ============
  Undistributed net investment
    income.............................  $         --    $    601,524     $         --    $          --   $    235,031
                                         ============    ============     ============    =============   ============
                                            Shares          Shares           Shares          Shares          Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:  ------------   --------------   --------------   -------------   ------------
  Shares sold..........................     4,773,223       1,482,574        5,668,400       22,033,451      1,912,640
  Shares issued on reinvestment of
    distributions......................            --         156,238           10,950          123,124        215,656
  Shares redeemed......................    (8,409,639)     (1,676,877)      (6,810,083)     (22,638,587)    (3,175,304)
                                         ------------    ------------     ------------    -------------   ------------
  Net decrease in shares...............    (3,636,416)        (38,065)      (1,130,733)        (482,012)    (1,047,008)
  Shares outstanding -- Beginning of
    year...............................    12,475,521       5,948,796       12,813,740       10,291,186      7,396,644
                                         ------------    ------------     ------------    -------------   ------------
  Shares outstanding -- End of year....     8,839,105       5,910,731       11,683,007        9,809,174      6,349,636
                                         ============    ============     ============    =============   ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                       For the                                             For the Period
                                      Six-Month                                              January 1,
                                     Period Ended                For the Fiscal                 1999        For the Fiscal
                                     December 31,             Years Ended June 30,            through         Year Ended
                                         2002            -------------------------------      June 30,       December 31,
LARGE CAP GROWTH PORTFOLIO --        (Unaudited)           2002       2001     2000(+,4)      1999(+)        1998(+,)(1)
INSTITUTIONAL SHARES                 ------------        --------   --------   ---------   --------------   --------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD...........................    $  8.70           $  12.69   $  33.39   $  25.76       $  23.59         $  21.37
                                       -------           --------   --------   --------       --------         --------
INVESTMENT OPERATIONS:
  Net investment loss(2)...........         --(5)              --(5)    (0.08)    (0.14)         (0.02)           (0.01)
  Net realized and unrealized gain
    (loss) on investments..........      (0.86)             (3.99)    (10.61)      8.70           2.19             5.02
                                       -------           --------   --------   --------       --------         --------
    Total from investment
       operations..................      (0.86)             (3.99)    (10.69)      8.56           2.17             5.01
                                       -------           --------   --------   --------       --------         --------
DISTRIBUTIONS:
  From net realized gain...........         --                 --     (10.01)     (0.93)            --            (2.79)
                                       -------           --------   --------   --------       --------         --------
NET ASSET VALUE -- END OF PERIOD...    $  7.84           $   8.70   $  12.69   $  33.39       $  25.76         $  23.59
                                       =======           ========   ========   ========       ========         ========
TOTAL RETURN.......................    (9.89)%**         (31.44)%   (39.41)%     33.27%          9.20%**         23.58%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense
       limitations.................      0.98%*             0.85%      0.76%      0.75%          0.75%*           0.80%
    Excluding expense
       limitations.................      1.01%*             0.85%      0.79%      0.77%          0.80%*           0.92%
  Net investment loss..............    (0.06)%*           (0.04)%    (0.37)%    (0.45)%        (0.14)%*         (0.08)%
Portfolio turnover rate............        27%                75%        78%       111%            16%              52%
Net assets at end of period (000
  omitted).........................    $50,982           $ 76,892   $158,318   $277,290       $222,538         $223,151

------------------------
(*)  Annualized.
(**) Not annualized.
(1) Effective February 23, 1998, Wilmington Trust Company assumed the responsibility of Adviser to the Large Cap Growth Portfolio.
(2) The net investment loss per share was calculated using the average shares outstanding method.
(3) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from WT Investment Trust I -- WT Large Cap Growth Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(4) Effective November 1, 1999, Roxbury Capital Management, LLC, assumed the responsibility of Adviser to the WT Large Cap Growth Series.
(5)  Less than $0.01 per share.
(+) Effective November 1, 1999, the Rodney Square Large Cap Growth Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Growth Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                            For the
                                           Six-Month
                                         Period Ended
                                         December 31,            For the Fiscal Years Ended June 30,
                                             2002        ----------------------------------------------------
LARGE CAP CORE PORTFOLIO --               (Unaudited)      2002       2001       2000       1999       1998
INSTITUTIONAL SHARES                     -------------   --------   --------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF
  PERIOD...............................    $  13.68      $  18.17   $  24.03   $  22.50   $  18.72   $  20.56
                                           --------      --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
  Net investment income................        0.06          0.11       0.08       0.10       0.12       0.16
  Net realized and unrealized gain
    (loss) on investments..............       (1.81)        (4.15)     (5.15)      1.83       4.14       4.52
                                           --------      --------   --------   --------   --------   --------
    Total from investment operations...       (1.75)        (4.04)     (5.07)      1.93       4.26       4.68
                                           --------      --------   --------   --------   --------   --------
DISTRIBUTIONS:
  From net investment income...........       (0.11)        (0.08)     (0.04)     (0.12)     (0.14)     (0.16)
  From net realized gain...............       (0.03)        (0.37)     (0.75)     (0.28)     (0.34)     (6.36)
                                           --------      --------   --------   --------   --------   --------
    Total distributions................       (0.14)        (0.45)     (0.79)     (0.40)     (0.48)     (6.52)
                                           --------      --------   --------   --------   --------   --------
NET ASSET VALUE -- END OF PERIOD.......    $  11.79      $  13.68   $  18.17   $  24.03   $  22.50   $  18.72
                                           ========      ========   ========   ========   ========   ========
TOTAL RETURN...........................    (12.84)%**    (22.66)%   (21.50)%      8.57%     23.25%     29.09%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations......       0.80%*        0.80%      0.80%      0.80%      0.80%      0.80%
    Excluding expense limitations......       1.10%*        1.00%      0.98%      0.94%      0.91%      0.93%
  Net investment income................       1.06%*        0.64%      0.39%      0.40%      0.65%      0.81%
Portfolio turnover rate................         22%           68%        72%        12%         5%        93%
Net assets at end of period (000
  omitted).............................    $ 63,031      $ 80,831   $108,061   $127,812   $139,228   $110,052

------------------------
(*)  Annualized.
(**) Not annualized.
(1) The expense and net investment income ratios include expenses allocated from WT Investment Trust I -- Large Cap Core Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                      For the                                                 For the Period   For the period
                                     Six-Month                                                  January 1,        June 29,
                                    Period Ended             For the Fiscal                        1999           1998(1)
                                    December 31,          Years Ended June 30,                   through          through
                                        2002       -----------------------------------           June 30,       December 31,
SMALL CAP CORE PORTFOLIO --         (Unaudited)      2002            2001     2000(+)            1999(+)          1998(+)
INSTITUTIONAL SHARES                ------------   --------        --------   --------        --------------   --------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD..........................    $   9.15     $  10.63        $  12.97   $   9.51           $  9.36          $ 10.00
                                      --------     --------        --------   --------           -------          -------
INVESTMENT OPERATIONS:
  Net investment income...........          --(3,4)       --(3,4)      0.16         --(3)           0.02             0.02
  Net realized and unrealized gain
    (loss) on investments.........       (1.47)       (1.47)          (1.14)      3.50              0.13            (0.62)
                                      --------     --------        --------   --------           -------          -------
    Total from investment
    operations....................       (1.47)       (1.47)          (0.98)      3.50              0.15            (0.60)
                                      --------     --------        --------   --------           -------          -------
DISTRIBUTIONS:
  From net investment income......       (0.01)       (0.01)          (0.01)     (0.02)               --            (0.02)
  From net realized gain..........          --           --           (1.21)     (0.02)               --               --
  In excess of net realized
    gain..........................          --           --           (0.14)        --                --            (0.02)
                                      --------     --------        --------   --------           -------          -------
    Total distributions...........       (0.01)       (0.01)          (1.36)     (0.04)               --            (0.04)
                                      --------     --------        --------   --------           -------          -------
NET ASSET VALUE -- END OF
  PERIOD..........................    $   7.67     $   9.15        $  10.63   $  12.97           $  9.51          $  9.36
                                      ========     ========        ========   ========           =======          =======
TOTAL RETURN......................    (16.18)%**   (13.84)%         (6.88)%     36.93%             1.60%**        (6.03)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense
       limitations................       1.01%*       0.89%           0.83%      0.80%             0.80%*           0.80%*
    Excluding expense
       limitations................       1.01%*       0.89%           0.90%      0.91%             0.90%*           0.95%*
  Net investment income (loss)....     (0.14)%*     (0.03)%           0.15%      0.02%             0.39%*           0.45%*
Portfolio turnover rate...........          4%          44%             53%        47%                7%              10%
Net assets at end of period (000
  omitted)........................    $ 75,233     $106,915        $136,236   $103,456           $76,316          $82,156

------------------------
(*)  Annualized.
(**) Not annualized.
(1)  Commencement of operations.
(2) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from WT Investment Trust I -- Small Cap Core Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(3)  Less than $0.01 per share.
(4) The net investment loss per share was calculated using the average shares outstanding method.
(+) Effective November 1, 1999, the Rodney Square Small Cap Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Small Cap Core Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                      For the                                                 For the Period   For the Period
                                     Six-Month                                                  January 1,        June 29,
INTERNATIONAL MULTI-MANAGER         Period Ended             For the Fiscal                        1999           1998(1)
                                    December 31,          Years Ended June 30,                   through          through
                                      2002(4)      -----------------------------------           June 30,       December 31,
PORTFOLIO --                        (Unaudited)      2002            2001     2000(+)            1999(+)          1998(+)
INSTITUTIONAL SHARES                ------------   --------        --------   --------        --------------   --------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD..........................    $   6.29     $   7.43        $  12.48   $  10.03           $  9.82          $ 10.00
                                      --------     --------        --------   --------           -------          -------
INVESTMENT OPERATIONS:
  Net investment income
    (loss)(2).....................       (0.01)        0.01            0.05       0.08              0.06             0.02
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency..............       (0.94)       (1.07)          (3.19)      3.09              0.26            (0.09)
                                      --------     --------        --------   --------           -------          -------
    Total from investment
    operations....................       (0.95)       (1.06)          (3.14)      3.17              0.32            (0.07)
                                      --------     --------        --------   --------           -------          -------
DISTRIBUTIONS:
  From net investment income......          --        (0.02)          (0.06)     (0.06)               --               --
  From net realized gain..........          --        (0.06)          (1.85)     (0.66)            (0.11)           (0.11)
                                      --------     --------        --------   --------           -------          -------
    Total distributions...........          --        (0.08)          (1.91)     (0.72)            (0.11)           (0.11)
                                      --------     --------        --------   --------           -------          -------
NET ASSET VALUE -- END OF
  PERIOD..........................    $   5.34     $   6.29        $   7.43   $  12.48           $ 10.03          $  9.82
                                      ========     ========        ========   ========           =======          =======
TOTAL RETURN......................    (15.10)%**   (14.30)%        (27.55)%     31.52%             3.29%**        (0.70)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense
       limitations................       1.36%*       1.37%           1.07%      1.00%             1.00%*           1.00%*
    Excluding expense
       limitations................       1.40%*       1.39%           1.29%      1.21%             1.19%*           1.10%*
  Net investment income (loss)....     (0.20)%*       0.21%           0.55%      0.66%             1.86%*           0.46%*
Portfolio turnover rate...........         91%          91%             86%        78%               33%              28%
Net assets at end of period (000
  omitted)........................    $ 72,636     $ 61,660        $ 76,511   $ 84,078           $69,401          $73,784

------------------------
(*)  Annualized.
(**) Not annualized.
(1)  Commencement of operations.
(2) The net investment income per share was calculated using the average shares outstanding method.
(3) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from WT Investment Trust I -- International Multi-Manager Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(4) Effective September 3, 2002, Deutsche Asset Management, Inc. and Julius Baer Investment Management, Inc. assumed the role of sub-advisers to the Series.
(+) Effective November 1, 1999, the Rodney Square International Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington International Multi-Manager Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                      For the                                                   For the Period   For the Period
                                     Six-Month                                                    January 1,        June 29,
                                    Period Ended              For the Fiscal                         1999           1998(1)
                                    December 31,           Years Ended June 30,                    through          through
                                        2002       -------------------------------------           June 30,       December 31,
LARGE CAP VALUE PORTFOLIO --        (Unaudited)      2002            2001     2000(3)(+)           1999(+)          1998(+)
INSTITUTIONAL SHARES                ------------   --------        --------   ----------        --------------   --------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD..........................    $   8.20     $  11.13        $  10.25    $   9.82            $  9.30          $ 10.00
                                      --------     --------        --------    --------            -------          -------
INVESTMENT OPERATIONS:
  Net investment income...........        0.03         0.07            0.09        0.13               0.10             0.10
  Net realized and unrealized gain
    (loss) on investments.........       (0.88)       (2.68)           0.86        0.50               0.42            (0.58)
                                      --------     --------        --------    --------            -------          -------
    Total from investment
    operations....................       (0.85)       (2.61)           0.95        0.63               0.52            (0.48)
                                      --------     --------        --------    --------            -------          -------
DISTRIBUTIONS:
  From net investment income......       (0.07)       (0.09)          (0.07)      (0.20)                --            (0.10)
  From net realized gain..........       (0.01)       (0.23)             --          --                 --               --
  In excess of net realized
    gain..........................          --           --              --          --                 --            (0.12)
                                      --------     --------        --------    --------            -------          -------
    Total distributions...........       (0.08)       (0.32)          (0.07)      (0.20)                --            (0.22)
                                      --------     --------        --------    --------            -------          -------
NET ASSET VALUE -- END OF PERIOD      $   7.27     $   8.20        $  11.13    $  10.25            $  9.82          $  9.30
                                      ========     ========        ========    ========            =======          =======
TOTAL RETURN......................    (10.42)%**   (24.02)%           9.33%       6.61%              5.59%**        (4.79)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense
       limitations................       1.08%*       0.92%           0.77%       0.75%              0.75%*           0.75%*
    Excluding expense
       limitations................       1.15%*       0.93%           0.91%       0.97%              0.84%*           0.88%*
  Net investment income...........       0.83%*       0.66%           0.96%       1.06%              1.92%*           2.07%*
Portfolio turnover rate...........         40%         100%            109%        136%                25%              37%
Net assets at end of period (000
  omitted)........................    $ 38,202     $ 52,064        $ 82,312    $ 64,272            $79,060          $93,780

------------------------
(*)  Annualized.
(**) Not annualized.
(1)  Commencement of operations.
(2) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from WT Investment Trust I -- Large Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(3) Effective November 1, 1999, Cramer Rosenthal McGlynn, LLC assumed the responsibility of Adviser to the Large Cap Value Series.
(+) Effective November 1, 1999, the Rodney Square Large Cap Value Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Value Portfolio. The financial highlights for the periods prior to November 1, 1999 reflects the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Large Cap Growth Portfolio, Wilmington Large Cap Core Portfolio, Wilmington Small Cap Core Portfolio, Wilmington International Multi-Manager Portfolio, and Wilmington Large Cap Value Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolios offer two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered to retirement plans. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. As of December 31, 2002, the Investor Shares have not commenced operations.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio (effective November 1, 1999 with respect to the Wilmington Large Cap Growth, Wilmington Small Cap Core, Wilmington International Multi-Manager and Wilmington Large Cap Value Portfolios) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of December 31, 2002, each Portfolio owned approximately 100% of its respective Series, except for Wilmington Large Cap Value, which owned approximately 86% of the Large Cap Value Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each Portfolio's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Portfolio records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Large Cap Core, Small Cap Core and International Multi-Manager Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. The investment adviser to the WT Large Cap Growth and Large Cap Value Series is Roxbury Capital Management, LLC and Cramer Rosenthal McGlynn, LLC, respectively. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Portfolios. For its services, RSMC is paid a fee of $3,000 for each Portfolio and $1,500 for each class of the Portfolio. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Portfolios. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Portfolios. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.80% of the average daily net assets of the Large Cap Core Portfolio. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                        Large Cap                                      International   Large Cap
                                          Growth       Large Cap        Small Cap      Multi-Manager     Value
                                        Portfolio    Core Portfolio   Core Portfolio     Portfolio     Portfolio
                                        ----------   --------------   --------------   -------------   ----------
   Six-Month Period ended
     December 31, 2002
   Ordinary Income....................  $       --     $  586,136        $     --        $     --      $  364,507
   Long-term capital gains............          --        143,860              --              --          30,418
                                        ----------     ----------        --------        --------      ----------
     Total distributions..............  $       --     $  729,996        $     --        $     --      $  394,925
                                        ==========     ==========        ========        ========      ==========
   Year ended June 30, 2002
   Ordinary Income....................  $       --     $  454,491        $144,996        $184,335      $  651,344
   Long-term capital gains............          --      2,227,006              --         668,349       1,677,212
                                        ----------     ----------        --------        --------      ----------
     Total distributions..............  $       --     $2,681,497        $144,996        $852,684      $2,328,556
                                        ==========     ==========        ========        ========      ==========

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   As of December 31, 2002, the estimated components of accumulated earnings (deficit) on a tax basis were as follows:

                                                                                     International
                                   Large Cap       Large Cap Core   Small Cap Core   Multi-Manager      Large Cap
                                Growth Portfolio     Portfolio        Portfolio        Portfolio     Value Portfolio
                                ----------------   --------------   --------------   -------------   ---------------
Undistributed ordinary
  income......................   $          --      $    395,394     $         --    $         --     $     46,800
Capital loss carryforwards....     (90,849,543)       (9,138,922)     (11,620,901)    (29,457,127)     (11,079,709)
Net unrealized appreciation
  (depreciation) on
  investments and foreign
  currencies..................     (14,091,714)       (7,553,605)      (2,260,634)     (1,432,670)      (2,993,863)
                                 -------------      ------------     ------------    ------------     ------------
  Total accumulated deficit...   $(104,941,257)     $(16,297,133)    $(13,881,535)   $(30,889,797)    $(14,026,772)
                                 =============      ============     ============    ============     ============

   For Federal income tax purposes, estimated capital loss carryforwards are available to offset future capital gains. Each Portfolio's capital loss carryforwards will expire as follows:

                                       Large Cap    Large Cap    Small Cap    International
                                        Growth         Core         Core      Multi-Manager      Large Cap
                                       Portfolio    Portfolio    Portfolio      Portfolio     Value Portfolio
                                      -----------   ----------   ----------   -------------   ---------------
   6/30/2009........................  $ 4,836,830   $       --   $       --    $        --      $        --
   6/30/2010........................   50,705,900           --    2,222,786     13,142,606               --
   6/30/2011........................   35,306,813    9,138,922    9,398,115     16,314,521       11,079,709

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   RESULTS OF SPECIAL SHAREHOLDERS MEETING (UNAUDITED)

     A special meeting of shareholders of the Wilmington International Multi-Manager Portfolio (the "Portfolio") of WT Mutual Fund was held on August 16, 2002. Portfolio shareholders of record on June 28, 2002 were eligible to vote at the meeting. As of the record date there were 9,809,174.26 outstanding shares of the Portfolio. At the meeting the shareholders voted (i) to approve a new sub-advisory agreement among RSMC, Deutsche Asset Management, Inc. ("DAMI"), and WT Investment Trust I (the "Trust"), on behalf of the International Multi-Manager Series (the "Series"), the master series of the Portfolio; and (ii) to approve a new sub-advisory agreement among RSMC, Julius Baer Investment Management Inc. ("JBIMI"), and the Trust, on behalf of the Series. DAMI and JBIMI have served as sub-advisers to the Series since September 3, 2002. Voting for each proposal was as follows:

Proposal 1:  To approve a new sub-advisory agreement among RSMC, Deutsche Asset
             Management, Inc., and the Trust, on behalf of the Series.

              VOTES FOR    VOTES AGAINST   VOTES ABSTAINED
              ---------    -------------   ---------------
             8,619,504.00        0                0

Proposal 2:  To approve a new sub-advisory agreement among RSMC, Julius Baer
             Investment Management, Inc., and the Trust, on behalf of the Series.

              VOTES FOR    VOTES AGAINST   VOTES ABSTAINED
              ---------    -------------   ---------------
             8,619,504.00        0                0

On November 14, 2002, the Board of Trustees voted to terminate the sub-advisory agreement with DAMI and to appoint Goldman Sachs Asset Management ("GSAM") to serve as a new Sub-Adviser to the Series, effective January 2, 2003. As of January 2, 2003, GSAM has provided sub-advisory services to the Series pursuant to an interim sub-advisory agreement. Shareholders of the Portfolio will be asked to consider the approval of a new agreement under similar terms and conditions as the interim sub-advisory agreement at a meeting to be held in 2003.

WT INVESTMENT TRUST I -- EQUITY SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2002 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- EQUITY SERIES / WT LARGE CAP GROWTH SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
   (Showing Percentage of Investments)

                                                  Market
                                     Shares        Value
                                    ---------   -----------
COMMON STOCK -- 97.9%
 AEROSPACE & DEFENSE -- 2.0%
  AEROSPACE -- 2.0%
    Honeywell International,
      Inc.........................     43,200   $ 1,036,800
                                                -----------
   TOTAL AEROSPACE & DEFENSE.................     1,036,800
                                                -----------
 COMMUNICATION & BROADCASTING -- 5.1%
    Comcast Corp. -- Class A*.....     69,000     1,558,710
    Viacom, Inc. -- Class B*......     26,000     1,059,760
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........     2,618,470
                                                -----------
 COMPUTER SERVICES -- 7.3%
    Microsoft Corp.*..............     42,800     2,212,760
    Oracle Corp.*.................    139,350     1,504,980
                                                -----------
   TOTAL COMPUTER SERVICES...................     3,717,740
                                                -----------
 CONSUMER PRODUCTS -- 4.3%
    Colgate-Palmolive Co. ........     23,000     1,205,890
    Mattel, Inc. .................     53,100     1,016,865
                                                -----------
   TOTAL CONSUMER PRODUCTS...................     2,222,755
                                                -----------
 FINANCE & INSURANCE -- 19.1%
  FINANCIAL SERVICES -- 5.2%
    Citigroup, Inc. ..............     47,000     1,653,930
    Goldman Sachs Group, Inc. ....     14,525       989,153
                                                -----------
                                                  2,643,083
  INSURANCE CARRIERS -- 4.4%
    AFLAC, Inc. ..................     17,200       518,064
    American International Group,
      Inc. .......................     30,000     1,735,499
                                                -----------
                                                  2,253,563
                                                -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 3.1%
    Capital One Financial
      Corp. ......................     17,500       520,100
    Freddie Mac...................     17,700     1,045,185
                                                -----------
                                                  1,565,285
                                                -----------
  STATE & NATIONAL BANKS -- 6.4%
    Fifth Third Bancorp...........     17,550     1,027,553
    State Street Corp. ...........     26,500     1,033,500
    Wells Fargo & Co. ............     26,500     1,242,055
                                                -----------
                                                  3,303,108
                                                -----------
   TOTAL FINANCE & INSURANCE.................     9,765,039
                                                -----------
 MANUFACTURING -- 40.2%
  AIRCRAFT & AEROSPACE -- 2.6%
    Lockheed Martin Corp. ........     23,300     1,345,575
                                                -----------

                                                  Market
                                     Shares        Value
                                    ---------   -----------
  BIOTECHNOLOGY -- 2.2%
    Amgen, Inc.*..................     23,000   $ 1,111,820
                                                -----------
  COMPUTERS & OFFICE EQUIPMENT -- 6.4%
    Cisco Systems, Inc.*..........    124,600     1,632,260
    Dell Computer Corp.*..........     61,000     1,631,140
                                                -----------
                                                  3,263,400
                                                -----------
  FOOD & BEVERAGE -- 4.7%
    Anheuser-Busch Companies,
      Inc. .......................     23,000     1,113,200
    PepsiCo, Inc. ................     30,500     1,287,710
                                                -----------
                                                  2,400,910
                                                -----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 3.9%
    General Electric Co. .........     81,200     1,977,220
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 10.4%
    Johnson & Johnson.............     19,200     1,031,232
    Pfizer, Inc. .................     71,000     2,170,470
    Pharmacia Corp. ..............     26,800     1,120,240
    Wyeth.........................     28,300     1,058,420
                                                -----------
                                                  5,380,362
                                                -----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 5.4%
    Guidant Corp.*................     38,500     1,187,725
    Medtronic, Inc. ..............     34,475     1,572,060
                                                -----------
                                                  2,759,785
                                                -----------
  SEMICONDUCTORS -- 3.5%
    Analog Devices, Inc.*.........     37,100       885,577
    Maxim Integrated Products,
      Inc.*.......................     28,000       925,120
                                                -----------
                                                  1,810,697
                                                -----------
  TELECOMMUNICATIONS EQUIPMENT -- 1.1%
    QUALCOMM, Inc.*...............     16,000       582,240
                                                -----------
   TOTAL MANUFACTURING.......................    20,632,009
                                                -----------
 SERVICES -- 9.3%
  ADVERTISING -- 2.0%
    Omnicom Group, Inc. ..........     15,500     1,001,300
                                                -----------
  BUSINESS SERVICES -- 2.0%
    Automatic Data Processing,
      Inc. .......................     26,500     1,040,125
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / WT LARGE CAP GROWTH SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                     Shares        Value
                                    ---------   -----------
INTERNET SERVICES -- 1.0%
    Symantec Corp.*...............     12,500   $   505,625
                                                -----------
  MEDICAL & HEALTH SERVICES -- 4.3%
    HCA -- The Healthcare Co. ....     26,000     1,079,000
    McKesson Corp. ...............     41,400     1,119,042
                                                -----------
                                                  2,198,042
                                                -----------
   TOTAL SERVICES............................     4,745,092
                                                -----------
 TRANSPORTATION -- 2.1%
    United Parcel Service,
      Inc. .......................     16,700     1,053,436
                                                -----------
   TOTAL TRANSPORTATION......................     1,053,436
                                                -----------
 WHOLESALE & RETAIL TRADE -- 8.5%
  RETAIL APPAREL & ACCESSORY STORES -- 1.4%
    TJX Companies, Inc. ..........     36,000       702,720
  RETAIL BUILDING MATERIALS -- 2.8%
    Home Depot, Inc. .............     60,000     1,437,600
                                                -----------
  RETAIL MERCHANDISING -- 2.4%
    Wal-Mart Stores, Inc. ........     24,500     1,237,495
                                                -----------
  WHOLESALE MISCELLANEOUS -- 1.9%
    Costco Wholesale Corp.*.......     34,500       968,070
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............     4,345,885
                                                -----------
   TOTAL COMMON STOCK (COST $64,229,036).....    50,137,226
                                                -----------
SHORT-TERM INVESTMENTS -- 2.1%
    Temp Cash Fund -- Dollar
      Series......................  1,079,737     1,079,737
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $1,079,737).............................     1,079,737
                                                -----------
TOTAL INVESTMENTS -- 100.0% (Cost
  $65,308,773)+..............................   $51,216,963
                                                ===========

------------------------
*  Non-income producing security.
+ The cost for federal income tax purposes. At December 31, 2002, net unrealized depreciation was $14,091,810. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $841,681, and aggregate gross unrealized depreciation for all securities for which there was an excess of market value over tax cost of $14,933,491.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP CORE SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                  Market
                                      Shares       Value
                                      -------   -----------
COMMON STOCK -- 98.5%
 COMMUNICATION & BROADCASTING -- 8.5%
    AOL Time Warner, Inc.*..........   37,800   $   495,180
    Clear Channel Communications,
      Inc.*.........................   23,500       876,315
    Comcast Corp. -- Class A*(a)....   45,900     1,036,881
    Viacom, Inc. -- Class B*........   31,300     1,275,788
    Vodafone Group PLC, ADR(a)......   93,000     1,685,160
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........     5,369,324
                                                -----------
 COMPUTER SERVICES -- 5.2%
    EMC Corp.*(a)...................  120,000       736,800
    Microsoft Corp.*(a).............   49,000     2,533,300
                                                -----------
   TOTAL COMPUTER SERVICES...................     3,270,100
                                                -----------
 FINANCE & INSURANCE -- 18.1%
  FINANCIAL SERVICES -- 5.1%
    Citigroup, Inc.(a)..............   50,250     1,768,298
    U.S. Bancorp....................   67,450     1,431,289
                                                -----------
                                                  3,199,587
                                                -----------
  INSURANCE CARRIERS -- 5.5%
    American International Group,
      Inc.(a).......................   35,214     2,037,129
    Travelers Property Casualty
      Corp. -- Class A*(a)..........   96,662     1,416,098
    Travelers Property Casualty
      Corp. -- Class B*.............    4,457        65,295
                                                -----------
                                                  3,518,522
                                                -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 3.5%
    American Express Co. ...........   20,986       741,855
    Freddie Mac.....................   25,100     1,482,155
                                                -----------
                                                  2,224,010
                                                -----------
  STATE & NATIONAL BANKS -- 4.0%
    Bank of America Corp.(a)........   19,050     1,325,309
    PNC Financial Services Group....   28,600     1,198,340
                                                -----------
                                                  2,523,649
                                                -----------
   TOTAL FINANCE & INSURANCE.................    11,465,768
                                                -----------
 MANUFACTURING -- 48.2%
  AIRCRAFT & AEROSPACE -- 3.5%
    Raytheon Co.(a).................   38,350     1,179,263
    United Technologies Corp. ......   16,850     1,043,689
                                                -----------
                                                  2,222,952
                                                -----------

                                                  Market
                                      Shares       Value
                                      -------   -----------
  BIOTECHNOLOGY -- 2.8%
    Amgen, Inc.*(a).................   21,000   $ 1,015,140
    Genentech, Inc.*(a).............   22,350       741,126
                                                -----------
                                                  1,756,266
                                                -----------
  CHEMICAL & ALLIED PRODUCTS -- 1.8%
    Dow Chemical Co. ...............   38,700     1,149,390
                                                -----------
  COMPUTERS & OFFICE EQUIPMENT -- 2.3%
    Cisco Systems, Inc.*............   77,400     1,013,940
    Intel Corp.(a)..................   29,000       451,530
                                                -----------
                                                  1,465,470
                                                -----------
  FOOD & BEVERAGE -- 5.7%
    Coca-Cola Co. ..................   21,250       931,175
    Hershey Foods Corp.(a)..........   10,550       711,492
    PepsiCo, Inc. ..................   45,850     1,935,787
                                                -----------
                                                  3,578,454
                                                -----------
  METAL PRODUCTS -- 1.1%
    United States Steel Corp.(a)....   54,250       711,760
                                                -----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 2.9%
    General Electric Co. ...........   75,950     1,849,383
                                                -----------
  MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 2.3%
    Dover Corp.(a)..................   49,650     1,447,794
                                                -----------
  MISC. MANUFACTURING INDUSTRIES -- 5.2%
    Bowater, Inc.(a)................   16,800       704,760
    E.I. DuPont de Nemours & Co. ...   31,500     1,335,600
    Northrop Grumman Corp. .........   13,150     1,275,550
                                                -----------
                                                  3,315,910
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 16.4%
    Abbott Laboratories.............   24,200       968,000
    Johnson & Johnson...............   15,500       832,505
    Lilly Eli & Co.(a)..............   15,000       952,500
    MedImmune, Inc.*(a).............   27,400       744,458
    Merck & Co., Inc. ..............   37,950     2,148,349
    Novartis AG, ADR................   56,575     2,078,000
    Pfizer, Inc.(a).................   86,700     2,650,418
                                                -----------
                                                 10,374,230
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP CORE SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                      Shares       Value
                                      -------   -----------
  y
PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 2.4%
    Medtronic, Inc. ................   33,850   $ 1,543,560
                                                -----------
  SEMICONDUCTORS -- 1.0%
    Analog Devices, Inc.*(a)........   25,200       601,524
                                                -----------
  TRANSPORTATION EQUIPMENT -- 0.8%
    Delphi Automotive Systems
      Corp.*........................   62,100       499,905
                                                -----------
   TOTAL MANUFACTURING.......................    30,516,598
                                                -----------
 OIL & GAS -- 5.8%
    BP Amoco, PLC...................   15,600       634,140
    ConocoPhillips, Inc. ...........   18,769       908,232
    Exxon Mobil Corp. ..............   60,000     2,096,400
                                                -----------
   TOTAL OIL & GAS...........................     3,638,772
                                                -----------
 REAL ESTATE INVESTMENT TRUSTS -- 2.0%
    Equity Office Properties
      Trust.........................   50,000     1,249,000
                                                -----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS.......     1,249,000
                                                -----------
 TECHNOLOGY -- 2.6%
  COMPUTERS & OFFICE EQUIPMENT -- 1.1%
    Hewlett-Packard Co..............   38,500       668,360
                                                -----------
  TELECOMMUNICATIONS EQUIPMENT -- 1.5%
    Motorola, Inc.(a)...............  110,050       951,933
                                                -----------
   TOTAL TECHNOLOGY..........................     1,620,293
                                                -----------
 TRANSPORTATION -- 2.0%
    Norfolk Southern Corp...........   63,900     1,277,361
                                                -----------
   TOTAL TRANSPORTATION......................     1,277,361
                                                -----------
 WHOLESALE & RETAIL TRADE -- 6.1%

  MISCELLANEOUS RETAIL STORES -- 1.1%
    Family Dollar Stores, Inc.......   22,800       711,588
                                                -----------

                                                  Market
                                      Shares       Value
                                      -------   -----------
  RETAIL BUILDING MATERIALS -- 0.9%
    Home Depot, Inc.................   24,950   $   597,802
                                                -----------
  RETAIL DEPARTMENT STORES -- 1.0%
    Target Corp.(a).................   21,400       642,000
                                                -----------
  WHOLESALE MISCELLANEOUS -- 3.1%
    Sysco Corp......................   64,850     1,931,882
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............     3,883,272
                                                -----------
   TOTAL COMMON STOCK (COST $69,851,010).....    62,290,488
                                                -----------
SHORT-TERM INVESTMENTS -- 1.5%
    Sansom Street Fund -- Money
      Market Portfolio..............  461,652       461,652
    Temp Cash Fund -- Institutional
      Series........................  461,651       461,651
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $923,303)...............................       923,303
                                                -----------
TOTAL INVESTMENTS -- 100.0% (Cost
  $70,774,313)+..............................   $63,213,791
                                                ===========
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
  LOANED SECURITIES (See NOTE 5) (Cost
  $21,490,070)...............................   $21,490,070
                                                ===========

------------------------
ADR -- American Depository Receipt
Non-income producing security.
(a) Security partially or fully on loan (see Note 5).
(+) The cost for federal income tax purposes. At December 31, 2002, net unrealized depreciation was $7,560,522. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $1,640,346, and aggregate gross unrealized depreciation for all securities for which there was an excess of market value over tax cost of $9,200,868.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP CORE SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                  Market
                                     Shares        Value
                                    ---------   -----------
COMMON STOCK -- 97.2%
 COMMUNICATION & BROADCASTING -- 3.4%
    Emmis Communications Corp. --
      Class A*(a).................     45,000   $   937,350
    Mediacom Communications
      Corp.*(a)...................     87,075       767,131
    Saga Communications, Inc. --
      Class A*....................     46,875       890,625
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........     2,595,106
                                                -----------
 COMPUTER SERVICES -- 2.9%
    CACI International, Inc.*.....     19,575       697,653
    Extreme Networks, Inc.*.......    126,575       413,900
    Fiserv, Inc.*.................     18,750       636,563
    SI International, Inc.*.......     14,625       158,096
    Transmeta Corp.*..............    206,750       241,898
                                                -----------
   TOTAL COMPUTER SERVICES...................     2,148,110
                                                -----------
 CONSUMER PRODUCTS -- 0.7%
    WD-40 Co......................     20,000       528,400
                                                -----------
   TOTAL CONSUMER PRODUCTS...................       528,400
                                                -----------
 ELECTRIC, GAS, WATER, & UTILITIES -- 0.1%
    Philadelphia Suburban Corp....      2,500        51,500
                                                -----------
   TOTAL ELECTRIC, GAS, WATER, & UTILITIES...        51,500
                                                -----------
 FINANCE & INSURANCE -- 12.3%
  FINANCIAL SERVICES -- 2.1%
    Affiliated Managers Group,
      Inc.*(a)....................     32,000     1,609,600
                                                -----------
  INSURANCE CARRIERS -- 7.2%
    Delphi Financial Group,
      Inc. -- Class A.............     52,802     2,004,364
    HCC Insurance Holdings,
      Inc.(a).....................     40,000       984,000
    Penn-America Group, Inc.*.....     19,475       176,249
    RenaissanceRe Holdings,
      Ltd.(a).....................     57,714     2,285,474
    Wellchoice, Inc.*(a)..........      1,000        23,950
                                                -----------
                                                  5,474,037
                                                -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 0.8%
    Strayer Education, Inc........     10,000       575,000
                                                -----------
  STATE & NATIONAL BANKS -- 2.2%
    Colonial BancGroup, Inc.(a)...    135,950     1,621,884
                                                -----------
   TOTAL FINANCE & INSURANCE.................     9,280,521
                                                -----------

                                                  Market
                                     Shares        Value
                                    ---------   -----------
 MANUFACTURING -- 38.2%
  AIRCRAFT & AEROSPACE -- 6.1%
    Alliant Techsystems,
      Inc.*(a)....................     10,695   $   666,833
    EDO Corp.(a)..................     28,497       592,168
    Titan Corp.*(a)...............    132,700     1,380,079
    Triumph Group, Inc.*..........     59,800     1,910,011
                                                -----------
                                                  4,549,091
                                                -----------
  AUTO PARTS & EQUIPMENT -- 2.0%
    American Axle & Manufacturing
      Holdings, Inc.*.............     47,875     1,121,233
    Cooper Tire & Rubber Co.......     25,475       390,787
                                                -----------
                                                  1,512,020
                                                -----------
  BIOTECHNOLOGY -- 1.9%
    CV Therapeutics, Inc.*(a).....     20,000       364,400
    Invitrogen Corp.*(a)..........     15,000       469,350
    Protein Design Labs, Inc.*....     66,600       566,100
                                                -----------
                                                  1,399,850
                                                -----------
  BUILDING MATERIALS & COMPONENTS -- 0.9%
    ElkCorp.......................     41,200       712,760
                                                -----------
  CHEMICAL & ALLIED PRODUCTS -- 0.6%
    Hercules, Inc.*...............     54,875       482,900
                                                -----------
  COMPUTERS & OFFICE EQUIPMENT -- 2.4%
    Black Box Corp.*..............     12,000       537,600
    Brocade Communications
      Systems, Inc.*..............     16,000        66,240
    QLogic Corp.*(a)..............     35,200     1,214,752
                                                -----------
                                                  1,818,592
                                                -----------
  DIVERSIFIED -- INDUSTRIAL PRODUCTS -- 2.9%
    Actuant Corp. -- Class A*.....      9,825       456,371
    Armor Holdings, Inc.*.........     57,875       796,939
    CLARCOR, Inc..................     28,475       918,888
                                                -----------
                                                  2,172,198
                                                -----------
  ELECTRONICS -- 1.5%
    AstroPower, Inc.*(a)..........     57,525       459,625
    Benchmark Electronics,
      Inc.*(a)....................     23,475       672,794
                                                -----------
                                                  1,132,419
                                                -----------
  FARM MACHINERY -- 1.0%
    AGCO Corp.(a).................     32,400       716,040
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP CORE SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                     Shares        Value
                                    ---------   -----------
GENERAL CONSTRUCTION -- SINGLE HOMES -- 2.5%
    Centex Corp.(a)...............     13,350   $   670,170
    Pulte Corp.(a)................     14,225       680,951
    Toll Brothers, Inc.*(a).......     25,550       516,110
                                                -----------
                                                  1,867,231
                                                -----------
  GLASS & PLASTIC PACKAGING PRODUCTS -- 3.5%
    Constar International,
      Inc.*.......................     24,375       286,406
    Crown Cork & Seal Co.,
      Inc.*.......................    158,600     1,260,870
    Owens-Illinois, Inc.*(a)......     75,500     1,100,790
                                                -----------
                                                  2,648,066
                                                -----------
  MANUFACTURED HOMES -- 0.4%
    Meritage Corp.................      9,775       328,929
                                                -----------
  METAL PRODUCTS -- 1.3%
    United States Steel Corp......     73,575       965,304
                                                -----------
  MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 2.3%
    Gorman-Rupp Co................     15,000       352,500
    SureBeam Corp. -- Class
      A*(a).......................    248,233     1,002,861
    Terex Corp.*..................     30,425       338,935
                                                -----------
                                                  1,694,296
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 1.0%
    Alkermes, Inc.*...............     28,100       176,187
    Cell Therapeutics, Inc.*(a)...     42,650       310,066
    Noven Pharmaceuticals,
      Inc.*.......................     32,000       295,360
                                                -----------
                                                    781,613
                                                -----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 5.9%
    Biosite Diagnostics,
      Inc.*(a)....................     38,375     1,305,517
    Cryolife, Inc.*(a)............     31,319       213,909
    INAMED Corp.*.................     31,250       962,500
    Orthofix International NV*....     69,675     1,954,383
                                                -----------
                                                  4,436,309
                                                -----------
  TELECOMMUNICATIONS EQUIPMENT -- 2.0%
    Harman International
      Industries, Inc.(a).........     25,295     1,505,052
                                                -----------
   TOTAL MANUFACTURING.......................    28,722,670
                                                -----------
 OIL & GAS -- 3.0%
  CRUDE PETROLEUM & NATURAL GAS -- 1.8%
    Houston Exploration Co.*......     43,875     1,342,575
                                                -----------
  OIL & GAS EXPLORATION -- 1.2%
    Stone Energy Corp.*...........     28,000       934,080
                                                -----------
   TOTAL OIL & GAS...........................     2,276,655
                                                -----------

                                                  Market
                                     Shares        Value
                                    ---------   -----------
 REAL ESTATE INVESTMENT TRUSTS -- 6.0%
    Alexandria Real Estate
      Equities, Inc. .............     33,675   $ 1,434,555
    Camden Property Trust.........     15,000       495,000
    Developers Diversified Realty
      Corp. ......................     74,000     1,627,260
    Kilroy Realty Corp. ..........     41,050       946,203
                                                -----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS.......     4,503,018
                                                -----------
 SERVICES -- 14.5%
  BUSINESS SERVICES -- 4.4%
    Bright Horizons Family
      Solutions, Inc.*............     49,925     1,403,891
    PRG-Schultz International,
      Inc.*(a)....................    213,525     1,900,373
                                                -----------
                                                  3,304,264
                                                -----------
  COMMERCIAL SERVICES -- 1.0%
    Steiner Leisure Ltd.*.........     56,600       789,004
                                                -----------
  EDUCATIONAL SERVICES -- 3.7%
    Corinthian Colleges, Inc.*....     72,940     2,761,508
                                                -----------
  INTERNET SERVICES -- 0.8%
    Riverstone Networks, Inc.*....    274,863       582,710
                                                -----------
  MEDICAL & HEALTH SERVICES -- 0.7%
    Lifepoint Hospitals,
      Inc.*(a)....................     16,675       499,099
                                                -----------
  SANITARY SERVICES -- 3.9%
    Waste Connections, Inc.*(a)...     76,825     2,966,213
                                                -----------
   TOTAL SERVICES............................    10,902,798
                                                -----------
 WHOLESALE & RETAIL TRADE -- 16.1%
  MISCELLANEOUS RETAIL STORES -- 6.7%
    Duane Reade, Inc.*............     74,250     1,262,250
    Linens 'N Things, Inc.*(a)....     65,200     1,473,520
    O'Reilly Automotive,
      Inc.*(a)....................     80,000     2,023,199
    Steven Madden, Ltd.*..........     10,410       188,109
                                                -----------
                                                  4,947,078
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP CORE SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                     Shares        Value
                                    ---------   -----------
RETAIL -- COOKWARE, HOME FURNISHINGS -- 2.2%
    Williams-Sonoma, Inc.*(a).....     62,000   $ 1,683,300
                                                -----------
  RETAIL EATING & DRINKING PLACES -- 2.7%
    Applebee's International,
      Inc.*.......................     60,000     1,391,460
    Sonic Corp.*..................     33,100       678,219
                                                -----------
                                                  2,069,679
                                                -----------
  WHOLESALE -- DRUGS -- 0.3%
    D & K Healthcare Resources,
      Inc. .......................     21,575       220,950
                                                -----------
  WHOLESALE -- GROCERIES & RELATED PRODUCTS -- 1.2%
    Green Mountain Coffee,
      Inc.*.......................     60,670       916,724
                                                -----------
  WHOLESALE -- SPORTING & RECREATION GOODS -- 3.0%
    SCP Pool Corp.*...............     78,450     2,290,739
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............    12,128,470
                                                -----------
   TOTAL COMMON STOCK (COST $75,397,919).....    73,137,248
                                                -----------
SHORT-TERM INVESTMENTS -- 2.8%
    Sansom Street Fund -- Money
      Market Portfolio............  1,063,418     1,063,418
    Temp Cash
      Fund -- Institutional
      Series......................  1,063,419     1,063,419
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $2,126,837).............................     2,126,837
                                                -----------
TOTAL INVESTMENTS -- 100.0% (Cost
  $77,524,755)+..............................   $75,264,085
                                                ===========
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
  LOANED SECURITIES (SEE NOTE 5) (Cost
  $27,658,846)...............................   $27,658,846
                                                ===========

------------------------
(*) Non-income producing security.
(a) Security partially or fully on loan (see Note 5).
(+) The cost for Federal income tax purposes. At December 31, 2002, net unrealized depreciation was $2,260,670. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $13,243,279, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $15,503,949.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                  Market
                                      Shares       Value
                                      -------   -----------
COMMON STOCK -- 97.8%
 AUSTRALIA -- 3.3%
    Amcor Ltd. (Paperboard
      Containers & Boxes)...........    5,565   $    26,605
    AMP Ltd. (Insurance)............    5,977        37,628
    Australia & New Zealand Banking
      Group, Ltd. (Financial
      Services).....................    8,597        83,991
    Australian Gas Light Co., Ltd.
      (Gas Companies & Systems).....    3,279        19,461
    BHP Billiton, Ltd. (Metals &
      Mining).......................   76,718       438,479
    BHP Steel Ltd.* (Iron &
      Steel)........................    7,297        13,272
    Boral Ltd. (Building &
      Construction Materials).......    3,858         9,450
    Brambles Industries Ltd.
      (Diversified-Commercial
      Services).....................    6,627        17,539
    Coles Myer Ltd. (Specialty
      Retail Stores)................    6,989        24,794
    Commonwealth Bank of Australia
      (Banks).......................    6,234        94,780
    CSL Ltd. (Pharmaceutical
      Preparations).................    1,241        15,094
    CSR Ltd. (Building &
      Construction Materials).......    6,519        23,200
    Foster's Group Ltd.
      (Beverages)...................   13,292        33,681
    General Property Trust (Real
      Estate).......................   13,851        23,165
    Insurance Australia Group Ltd.
      (Insurance)...................    9,847        15,193
    James Hardie Industries NV
      (Building & Construction
      Materials)....................    3,485        13,403
    Lend Lease Corp., Ltd. (Real
      Estate).......................    2,934        16,059
    Macquarie Bank Ltd. (Financial
      Services).....................    1,451        19,283
    Macquarie Infrastructure Group
      (Transportation Services).....   13,413        24,169
    Mayne Group Ltd. (Pharmaceutical
      Preparations).................    6,709        12,316
    National Australia Bank, Ltd.
      (Banks).......................    8,493       151,842
    Patrick Corp., Ltd.
      (Transportation-Road &
      Rail).........................    1,418        10,460
    QBE Insurance Group Ltd.
      (Insurance)...................    2,547        11,689
    Rio Tinto Ltd. (Metals &
      Mining).......................    2,012        38,464
    Santos Ltd. (Oil &
      Gas-Exploration &
      Production)...................    4,737        16,058
    Southcorp Ltd. (Beverages)......    4,979        12,897

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Stockland Trust Group (Real
      Estate).......................    6,405   $    17,384
    Suncorp-Metway Ltd. (Financial
      Services).....................    3,701        23,237
    TABCORP Holdings Ltd. (Amusement
      & Recreational Services)......    2,734        16,396
    Telstra Corp., Ltd.
      (Telecommunications)..........   14,068        34,935
    The News Corp., Ltd., ADR
      (Broadcasting & Publishing)...   13,136       344,819
    Wesfarmers Ltd. (Building &
      Construction Materials).......    2,384        35,709
    Westfield Holdings Ltd. (Real
      Estate).......................    2,986        22,615
    Westfield Trust (Real Estate)...   13,650        26,672
    Westpac Banking Corp., Ltd.
      (Banks).......................   10,070        77,968
    WMC Resources Ltd.* (Metals &
      Mining).......................   44,413       105,538
    WMC, Ltd. (Metals & Mining).....   44,413       122,544
    Woodside Petroleum, Ltd. (Oil &
      Gas-Exploration &
      Production)...................    3,255        22,691
    Woolworths Ltd. (Retail Food
      Stores).......................    5,408        34,716
                                                -----------
   TOTAL AUSTRALIA...........................     2,088,196
                                                -----------
 AUSTRIA -- 1.7%
    Erste Bank der oesterreichischen
      Sparkassen AG (Banks).........   11,804       794,596
    OMV AG (Petroleum Refining).....    2,530       248,442
    Telekom Austria AG*
      (Telecommunications)..........    1,300        13,164
                                                -----------
   TOTAL AUSTRIA.............................     1,056,202
                                                -----------
 BELGIUM -- 0.5%
    Agfa Gevaert NV (Photographic
      Equipment & Supplies).........      706        15,743
    Delhaize Group (Retail Food
      Stores).......................      412         7,661
    Dexia (Financial Services)......    4,537        56,322
    Electrabel SA (Electric
      Companies & Systems)..........      213        51,743
    Fortis (Financial Services).....    6,769       119,332
    Groupe Bruxelles Lambert SA
      (Misc. Manufacturing
      Industries)...................      409        16,742
    Interbrew (Beverages)...........      905        21,367
    KBC Bancassurance Holding NV
      (Banks).......................      530        16,902

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Solvay SA (Chemical & Allied
      Products).....................      259   $    17,856
    UCB SA (Pharmaceutical
      Preparations).................      544        17,125
                                                -----------
   TOTAL BELGIUM.............................       340,793
                                                -----------
 BRAZIL -- 0.1%
    Companhia de Bebidas das
      Americas, ADR (Beverages).....    3,500        54,460
    Companhia Vale do Rio Doce*
      (Metals & Mining).............    3,200             0
                                                -----------
   TOTAL BRAZIL..............................        54,460
                                                -----------
 CANADA -- 2.0%
    Canadian Natural Resources, Ltd.
      (Oil & Gas-Exploration &
      Production)...................    6,369       188,678
    Encana Corp. (Oil & Gas-
      Exploration & Production).....   17,585       542,984
    Petro-Canada (Oil & Gas-
      Exploration & Production).....    7,236       224,027
    Royal Bank of Canada (Banks)....    3,187       116,705
    Suncor Energy, Inc. (Petroleum
      Refining).....................   10,704       167,358
                                                -----------
   TOTAL CANADA..............................     1,239,752
                                                -----------
 CZECH REPUBLIC -- 2.2%
    Komercni Banka as (Banks).......   20,105     1,388,943
                                                -----------
   TOTAL CZECH REPUBLIC......................     1,388,943
                                                -----------
 DENMARK -- 0.7%
    A/S Dampskibsselskabet Svendborg
      (Transportation-Shipping).....        2        20,344
    Carlsberg A/S -- Class B
      (Beverages)...................      200         8,802
    Coloplast A/S (Precision
      Instruments & Medical
      Supplies).....................      110         8,003
    D/S 1912
      (Transportation-Shipping).....        2        14,043
    Danisco A/S (Food & Beverage)...      365        12,402
    Danske Bank A/S (Financial
      Services).....................   14,595       241,245
    Group 4 Falck A/S (Safety
      Protection)...................      420         8,871
    H. Lundbeck A/S (Pharmaceutical
      Preparations).................      409        10,863
    ISS A/S* (Commercial
      Services).....................      254         9,150
    Novo Nordisk A/S -- Class B
      (Pharmaceutical
      Preparations).................    2,031        58,678
    Novozymes A/S (Biotechnology)...      372         7,778

                                                  Market
                                      Shares       Value
                                      -------   -----------
    TDC A/S (Telecommunications)....      781   $    18,978
    Vestas Wind Systems A/S (Energy
      Equipment & Services).........      672         6,693
                                                -----------
   TOTAL DENMARK.............................       425,850
                                                -----------
 FINLAND -- 3.3%
    Amer Group Ltd. (Sporting &
      Athletic Goods)...............      300        10,987
    Fortum Oyj (Oil & Gas-
      Exploration & Production).....   45,909       301,092
    Instrumentarium Corp. (Precision
      Instruments & Medical
      Supplies).....................      400        16,026
    Kone Corp. (Misc. Industrial
      Machinery & Equipment)........      300         9,007
    M-real Oyj -- Class B (Paper &
      Forest Products)..............    8,805        73,916
    Metso Corp. (Misc. Industrial
      Machinery & Equipment)........      800         8,647
    Nokia Oyj
      (Telecommunications)..........   50,463       802,243
    Nokia Oyj., ADR
      (Telecommunications)..........    7,900       122,450
    Sampo Oyj (Financial
      Services).....................    2,000        15,216
    Stora Enso Oyj -- Class R (Paper
      & Forest Products)............   18,772       197,969
    TietoEnator Oyj (Computer
      Services).....................      700         9,549
    UPM-Kymmene Oyj (Paper & Forest
      Products).....................   15,613       501,335
                                                -----------
   TOTAL FINLAND.............................     2,068,437
                                                -----------
 FRANCE -- 9.9%
    Accor SA (Hotels, Other Lodging
      Places).......................    9,563       289,608
    Alcatel SA -- Class A
      (Telecommunications)..........   31,884       139,852
    Arcelor* (Iron & Steel).........    2,314        28,458
    Autoroutes du Sud de la France
      (ASF)* (Transportation
      Services).....................    7,807       188,668
    Aventis SA (Pharmaceutical
      Preparations).................    4,209       228,786
    Axa (Financial Services)........   15,154       203,385
    BNP Paribas SA (Financial
      Services).....................    7,444       303,315
    Bouygues SA (Misc. Manufacturing
      Industries)...................   11,780       329,059
    Cap Gemini SA (Computer
      Services).....................      717        16,387
    Carrefour SA (Retail Food
      Stores).......................    4,462       198,666

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Compagnie de Saint-Gobain
      (Building & Construction
      Materials)....................    1,895   $    55,599
    Compagnie Generale des
      Establissements Michelin (Tire
      & Rubber).....................      857        29,551
    Dassault Systemes SA (Computer
      Services Software &
      Systems)......................      281         6,057
    Essilor International SA
      (Optical Instruments &
      Lenses).......................      438        18,040
    European Aeronautic Defence and
      Space Co. (EADS) (Aerospace &
      Defense)......................    1,938        20,031
    France Telecom SA
      (Telecommunications)..........    2,303        40,310
    Groupe Danone SA (Food &
      Beverage).....................    2,705       363,895
    L' Air Liquide SA (Misc.
      Manufacturing Industries).....      647        85,342
    L'Oreal SA (Cosmetics and
      Toiletries)...................    2,116       161,092
    Lafarge SA (Building Materials &
      Components)...................    4,035       304,011
    Lagardere SCA (Broadcasting &
      Publishing)...................      864        35,096
    LVMH Moet Hennessy Louis Vuitton
      SA (Diversified-Industrial &
      Consumer Products)............    6,063       249,081
    Pechiney SA (Metals & Mining)...      249         8,737
    Pernod-Ricard SA (Beverages)....      241        23,342
    Pinault-Printemps-Redoute SA
      (Retail Department Stores)....      437        32,146
    PSA Peugeot Citroen
      (Automobiles).................    4,395       179,218
    Remy Cointreau SA (Beverages)...    3,338       104,031
    Renault SA (Automobiles)........    2,618       123,020
    Sanofi-Synthelabo SA
      (Pharmaceutical
      Preparations).................    2,450       149,756
    Schneider Electric SA
      (Electrical Machinery,
      Equipment & Supplies).........    1,340        63,402
    Societe Generale (Financial
      Services).....................    1,906       111,003
    Societe Television Francaise 1
      (Broadcasting & Publishing)...      825        22,041
    Sodexho Alliance SA (Retail
      Eating & Drinking Places).....      351         8,103
    Suez SA (Water Supply & Other
      Sanitary Services)............    5,288        91,780
    Thales SA (Aerospace &
      Defense)......................      224         5,930

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Thomson* (Electronics)..........      662   $    11,295
    Total Fina Elf SA (Petroleum
      Refining).....................    8,385     1,197,519
    Union du Credit-Bail Immobilier
      (Unibail) (Real Estate).......      169        12,024
    Valeo SA (Auto Parts &
      Equipment)....................    6,968       218,625
    Vinci SA (Building &
      Construction).................    7,679       432,713
    Vivendi Universal SA (Commercial
      Services).....................    5,898        95,250
    Vivendi Universal SA, ADR
      (Commercial Services).........    8,404       135,052
                                                -----------
   TOTAL FRANCE..............................     6,319,276
                                                -----------
 GERMANY -- 5.4%
    Adidas-Salomon AG (Sporting &
      Athletic Goods)...............      300        25,908
    Allianz AG (Insurance)..........    2,206       209,843
    Altana AG (Pharmaceutical
      Preparations).................      464        21,180
    BASF AG (Chemical & Allied
      Products).....................    3,414       129,256
    Bayer AG (Pharmaceutical
      Preparations).................    8,335       178,863
    Bayerische Hypo-und Vereinsbank
      AG (Banks)....................    2,050        32,741
    Bayerische Motoren Werke (BMW)
      AG (Automobiles)..............    9,726       295,157
    Beiersdorf AG (Cosmetics and
      Toiletries)...................      200        22,267
    Continental AG (Tire &
      Rubber).......................    6,450       100,848
    DaimlerChrysler AG
      (Automobiles).................    7,446       229,325
    Deutsche Bank AG (Financial
      Services).....................    2,048        94,344
    Deutsche Boerse AG (Financial
      Services).....................      450        18,019
    Deutsche Lufthansa AG*
      (Transportation-Airlines).....    1,100        10,135
    Deutsche Post AG (Transportation
      Services).....................    2,500        26,234
    Deutsche Telekom AG
      (Telecommunications)..........   22,545       289,806
    E.On AG (Electric Companies &
      Systems)......................    3,847       155,217
    Fraport AG (Transportation
      Services).....................    7,117       126,960
    Fresenius Medical Care AG
      (Precision Instruments &
      Medical Supplies).............      250        10,352
    Gehe AG (Retail Drug Stores)....      200         7,786

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Heidelberger Druckmaschinen AG
      (Computer & Office
      Equipment)....................    2,997   $    69,188
    Henkel KGaA (Cosmetics and
      Toiletries)...................      450        24,673
    Infineon Technologies AG*
      (Semiconductors)..............    2,250        16,504
    K+S AG (Chemical & Allied
      Products).....................    3,406        62,010
    Linde AG (Misc. Industrial
      Machinery & Equipment)........    2,347        86,199
    MAN AG (Misc. Industrial
      Machinery & Equipment)........      600         8,279
    Metro AG (Specialty Retail
      Stores).......................      950        22,679
    Muenchener Rueckversicherungs-
      Gesellschaft AG (Insurance)...    1,065       127,402
    RWE AG (Electric & Gas
      Utilities)....................    2,450        63,501
    SAP AG (Computer Services
      Software & Systems)...........    1,350       106,983
    Schering AG (Pharmaceutical
      Preparations).................    1,200        52,195
    Siemens AG
      (Diversified-Industrial &
      Consumer Products)............    7,296       310,071
    Stada Arzneimittel AG
      (Pharmaceutical
      Preparations).................    4,551       182,905
    ThyssenKrupp AG (Misc.
      Industrial Machinery &
      Equipment)....................    2,150        24,028
    TUI AG (Diversified-Industrial &
      Financial Services)...........      900        15,262
    Volkswagen AG (Automobiles).....    4,471       162,988
    Wella AG (Cosmetics and
      Toiletries)...................    2,019       122,351
                                                -----------
   TOTAL GERMANY.............................     3,441,459
                                                -----------
 GREECE -- 0.2%
    Alpha Bank AE (Banks)...........    1,000        12,067
    Coca-Cola Hellenic Bottling Co.
      SA (Beverages)................      650         9,031
    Commercial Bank of Greece
      (Banks).......................      560         8,521
    EFG Eurobank Ergasias (Financial
      Services).....................      940        11,048
    Hellenic Telecommunications
      Organization SA (OTE)
      (Telecommunications)..........    2,640        29,087
    National Bank of Greece SA
      (Banks).......................    1,080        15,299
    Public Power Corp. (Electric
      Companies & Systems)..........      600         8,311

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Titan Cement Co. (Building &
      Construction Materials).......      250   $     9,565
    Vodafone Panafon SA
      (Telecommunications)..........    1,360         7,878
                                                -----------
   TOTAL GREECE..............................       110,807
                                                -----------
 HONG KONG -- 0.9%
    Bank of East Asia, Ltd.
      (Banks).......................   86,800       148,593
    BOC Hong Kong (Holdings) Ltd.*
      (Banks).......................   13,000        13,336
    Cathay Pacific Airways Ltd.
      (Transportation-Airlines).....    7,000         9,560
    Cheung Kong (Holdings) Ltd.
      (Real Estate).................    9,000        58,570
    CLP Holdings, Ltd. (Electric
      Companies & Systems)..........   11,000        44,291
    Hang Seng Bank Ltd. (Banks).....    4,600        48,959
    Henderson Land Development Co.,
      Ltd. (Real Estate)............    4,000        12,003
    Hong Kong & China Gas Co., Ltd.
      (Gas Companies & Systems).....   19,000        24,608
    Hongkong Electric Holdings Ltd.
      (Electric Companies &
      Systems)......................    8,500        32,154
    Hutchinson Whampoa, Ltd.
      (Diversified-Industrial &
      Financial Services)...........   13,000        81,350
    Johnson Electric Holdings, Ltd.
      (Electronic Equipment &
      Components)...................    8,000         8,771
    Li & Fung, Ltd. (Textiles &
      Apparel)......................   12,000        11,387
    MTR Corp., Ltd. (Transportation-
      Road & Rail)..................    6,500         6,876
    PCCW, Ltd.*
      (Telecommunications)..........   64,000        10,094
    Sun Hung Kai Properties, Ltd.
      (Real Estate).................    8,000        47,395
    Swire Pacific Ltd. (Diversified-
      Industrial & Financial
      Services).....................    6,000        22,928
    The Wharf (Holdings) Ltd. (Real
      Estate).......................    8,000        15,080
                                                -----------
   TOTAL HONG KONG...........................       595,955
                                                -----------
 HUNGARY -- 2.4%
    EGIS Rt. (Pharmaceutical
      Preparations).................    7,442       460,139
    OTP Bank Rt. (Banks)............  109,570     1,077,130
                                                -----------
   TOTAL HUNGARY.............................     1,537,269
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                      Shares       Value
                                      -------   -----------
INDONESIA -- 0.1%
    PT Indofood Sukses Makmur Tbk
      (Food & Beverage).............  648,000   $    43,441
                                                -----------
   TOTAL INDONESIA...........................        43,441
                                                -----------
 IRELAND -- 3.4%
    Allied Irish Banks PLC (Dublin)
      (Banks).......................    6,695        90,347
    Allied Irish Banks PLC (London)
      (Banks).......................   12,840       176,236
    Bank of Ireland (Banks).........   12,257       125,789
    CRH PLC (Building & Construction
      Materials)....................    3,959        48,814
    DePfa Bank PLC (Banks)..........    1,317        70,758
    Euro STOXX 50 LDRS (Exchange
      Traded Funds).................   63,797     1,593,302
    Irish Life & Permanent PLC
      (Financial Services)..........    1,688        18,244
    Kerry Group PLC (Food &
      Beverage).....................      770        10,302
                                                -----------
   TOTAL IRELAND.............................     2,133,792
                                                -----------
 ITALY -- 4.6%
    Alleanza Assicurazioni SPA
      (Insurance)...................    3,041        23,040
    Assicurazioni Generali SPA
      (Insurance)...................    6,619       136,135
    Autogrill SPA* (Retail Eating &
      Drinking Places)..............      950         7,397
    Autostrade -- Concessioni e
      Costruzioni Autostrade SPA
      (Transportation Services).....    5,066        50,396
    Banca Fideuram SPA (Financial
      Services).....................    2,139        10,056
    Banca Monte dei Paschi di Siena
      SPA (Banks)...................    3,401         8,012
    Banca Nazionale del Lavoro
      (BNL)* (Banks)................   11,131        12,323
    Banco Popolare di Verona e
      Novara Scrl (Banks)...........   13,014       145,166
    Cassa di Risparmio di Firenze
      SPA (Carifirenze) (Banks).....  127,137       156,091
    Enel SPA (Electric Companies &
      Systems)......................   14,066        73,210
    Eni SPA (Petroleum Refining)....   61,644       979,996
    Fiat SPA (Automobiles)..........    3,057        13,409
    IntesaBci SPA (Banks)...........   23,993        50,606
    Italgas SPA (Gas Companies &
      Systems)......................    1,382        18,795

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Luxottica Group SPA (Optical
      Instruments & Lenses).........      995   $    13,124
    Mediaset SPA (Broadcasting &
      Publishing)...................    3,795        28,911
    Mediobanca SPA (Financial
      Services).....................    2,818        23,183
    Mediolanum SPA (Insurance)......    1,339         6,899
    Parmalat Finanziaria SPA
      (Beverages)...................   24,554        58,488
    Riunione Adriatica di Sicurta
      SPA (RAS) (Insurance).........    1,794        21,837
    Sanpaolo IMI SPA (Banks)........    5,311        34,553
    Seat Pagine Gialle SPA*
      (Broadcasting & Publishing)...   33,426        22,764
    Snam Rete Gas SPA (Gas Companies
      & Systems)....................   81,552       278,124
    Telecom Italia Mobile SPA
      (T.I.M.)
      (Telecommunications)..........   24,703       112,761
    Telecom Italia SPA
      (Telecommunications)..........   14,844       112,619
    Telecom Italia SPA-RNC
      (Telecommunications)..........   13,630        68,796
    UniCredito Italiano SPA
      (Banks).......................  106,021       423,875
                                                -----------
   TOTAL ITALY...............................     2,890,566
                                                -----------
 JAPAN -- 14.5%
    Acom Co., Ltd. (Financial
      Services).....................      600        19,719
    Advantest Corp. (Electronic
      Equipment & Components).......      200         8,966
    Aeon Co., Ltd. (Retail
      Department Stores)............    2,000        47,358
    Ajinomoto Co., Inc. (Food &
      Beverage).....................    4,000        41,763
    Asahi Breweries, Ltd.
      (Beverages)...................    4,000        26,224
    Asahi Glass Co., Ltd. (Building
      & Construction Materials).....    6,000        36,757
    Asahi Kasei Corp. (Chemical &
      Allied Products)..............   11,000        27,252
    Bridgestone Corp. (Tire &
      Rubber).......................    4,000        49,549
    Canon, Inc. (Computer & Office
      Equipment)....................    5,000       188,337
    Central Japan Railway Co.
      (Transportation-Road &
      Rail).........................        7        43,591
    Chubu Electric Power Co., Inc.
      (Electric Companies &
      Systems)......................    3,800        67,886
    CSK Communications Corp.*
      (Computer Services)...........       10        14,915

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Dai Nippon Printing Co., Ltd.
      (Commercial Printing).........    4,000   $    44,257
    Daiichi Pharmaceutical Co., Ltd.
      (Pharmaceutical
      Preparations).................    1,000        14,351
    Daikin Industries, Ltd.
      (Appliances & Household
      Durables).....................    1,000        15,842
    Daiwa House Industry Co., Ltd.
      (Building & Construction).....    4,000        22,516
    Daiwa Securities Group, Inc.
      (Financial Services)..........    7,000        31,086
    Denso Corp. (Auto Parts &
      Equipment)....................    3,000        49,221
    East Japan Railway Co., Ltd.
      (Transportation-Road &
      Rail).........................       17        84,377
    Eisai Co., Ltd. (Pharmaceutical
      Preparations).................    1,000        22,457
    Fanuc Ltd. (Electrical
      Machinery, Equipment &
      Supplies).....................      700        30,968
    Fast Retailing Co., Ltd. (Retail
      Apparel & Accessory Stores)...      700        24,657
    Fuji Photo Film Co., Ltd.
      (Photographic Equipment &
      Supplies).....................    3,000        97,834
    Fuji Television Network, Inc.
      (Broadcasting & Publishing)...       99       398,769
    Fujisawa Pharmaceutical Co.,
      Ltd. (Chemical & Allied
      Products).....................    2,000        45,757
    Fujitsu, Ltd. (Computer
      Equipment)....................   11,000        31,423
    Hitachi, Ltd. (Electronics).....   15,500        59,429
    Honda Motor Co., Ltd.
      (Automobiles).................    9,071       335,566
    Hoya Corp. (Optical Instruments
      & Lenses).....................      800        56,021
    Ito-Yokado Co., Ltd. (Specialty
      Retail Stores)................    6,759       199,347
    ITOCHU Corp. (Diversified-
      Industrial & Consumer
      Products).....................   12,000        25,988
    Japan Tobacco, Inc. (Tobacco)...        6        40,145
    JFE Holdings, Inc.* (Iron &
      Steel)........................    3,375        40,982
    Kajima Corp. (Building &
      Construction).................    8,000        17,865
    Kao Corp. (Cosmetics and
      Toiletries)...................   18,256       400,748
    Keio Electric Railway Co., Ltd.
      (Transportation-Road &
      Rail).........................    3,000        15,901
    Keyence Corp. (Electronic
      Equipment & Components).......      200        34,802
    Kinki Nippon Railway Co., Ltd.*
      (Transportation-Road &
      Rail).........................   12,000        25,887

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Kirin Brewery Co., Ltd.
      (Beverages)...................    6,000   $    38,173
    Komatsu Ltd. (Misc. Industrial
      Machinery & Equipment)........    8,274        26,983
    Konami Corp. (Recreation, Other
      Consumer Goods)...............      800        18,471
    Kubota Corp. (Misc. Industrial
      Machinery & Equipment)........    9,000        24,421
    Kuraray Co., Ltd. (Textiles &
      Apparel)......................    4,000        24,808
    Kyocera Corp. (Electronic
      Equipment & Components).......      900        52,406
    Kyushu Electric Power Co., Inc.
      (Electric Companies &
      Systems)......................    1,500        21,943
    Mabuchi Motor Co., Ltd.
      (Electronic Equipment &
      Components)...................      100         9,202
    Marui Co., Ltd. (Retail
      Department Stores)............    2,000        19,584
    Matsushita Electric Industrial
      Co., Ltd. (Appliances &
      Household Durables)...........   12,536       123,596
    Matsushita Electric Works, Ltd.
      (Electrical Machinery,
      Equipment & Supplies).........    4,000        24,741
    Millea Holdings, Inc.*
      (Insurance)...................        7        50,375
    Mitsubishi Chemical Corp.*
      (Chemical & Allied
      Products).....................   15,000        29,957
    Mitsubishi Corp. (Diversified-
      Industrial & Consumer
      Products).....................    7,000        42,766
    Mitsubishi Electric Corp.*
      (Electrical Machinery,
      Equipment & Supplies).........   12,000        27,707
    Mitsubishi Estate Co., Ltd.
      (Real Estate).................    7,000        53,324
    Mitsubishi Heavy Industries,
      Ltd.
      (Diversified-Manufacturing
      Industries)...................   17,000        41,544
    Mitsubishi Tokyo Financial
      Group, Inc. (MTFG) (Financial
      Services).....................       20       108,705
    Mitsui & Co., Ltd. (Diversified-
      Industrial & Consumer
      Products).....................    7,000        32,679
    Mitsui Chemicals, Inc. (Chemical
      & Allied Products)............    5,000        22,289
    Mitsui Fudosan Co., Ltd. (Real
      Estate).......................    5,225        33,903
    Mitsui Sumitomo Insurance Co.,
      Ltd. (Insurance)..............    9,000        41,409
    Mizuho Holdings, Inc. (Banks)...       33        30,867

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Murata Manufacturing Co., Ltd.
      (Electrical Machinery,
      Equipment & Supplies).........    1,300   $    50,940
    NEC Corp. (Electronic Equipment
      & Components).................   10,000        37,415
    NGK Insulators, Ltd. (Electrical
      Machinery, Equipment &
      Supplies).....................    3,000        16,382
    Nikko Cordial Corp. (Financial
      Services).....................    8,000        26,966
    Nintendo Co., Ltd. (Recreation,
      Other Consumer Goods).........      600        56,071
    Nippon Express Co., Ltd.
      (Transportation Services).....    6,000        23,511
    Nippon Meat Packers, Inc. (Food
      & Beverage)...................    1,000         9,986
    Nippon Oil Corp. (Petroleum
      Refining).....................   10,000        45,336
    Nippon Steel Corp. (Iron &
      Steel)........................   37,000        43,339
    Nippon Telegraph & Telephone
      Corp. (Telecommunications)....       30       108,958
    Nippon Unipac Holding (Paper &
      Forest Products)..............        7        30,378
    Nippon Yusen Kabushiki Kaisha
      (Transportation-Shipping).....    9,000        30,336
    Nissan Motor Co., Ltd.
      (Automobiles).................   43,034       335,800
    Nissin Food Products Co., Ltd.
      (Food & Beverage).............    1,000        22,331
    Nitto Denko Corp. (Chemical &
      Allied Products)..............    1,200        34,179
    Nomura ETF -- Tokyo Price Index
      (TOPIX) (Exchange Traded
      Funds)........................  105,850       754,605
    Nomura Holdings, Inc. (Security
      & Commodity Brokers, Dealers &
      Services).....................   49,823       560,072
    NTT Data Corp. (Computer
      Services Software &
      Systems)......................       10        27,640
    NTT DoCoMo, Inc.
      (Telecommunications)..........       94       173,473
    Oji Paper Co., Ltd. (Paper &
      Forest Products)..............    7,000        30,083
    Olympus Optical Co., Ltd.
      (Photographic Equipment &
      Supplies).....................    2,000        32,595
    Omron Corp. (Electronic
      Equipment & Components).......    2,000        29,494
    Oriental Land Co., Ltd.
      (Amusement & Recreational
      Services).....................      400        24,235

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Orix Corp. (Financial
      Services).....................      600   $    38,679
    Osaka Gas Co., Ltd. (Gas
      Companies & Systems)..........   16,000        39,504
    Pioneer Corp. (Electronics).....    1,200        22,499
    Promise Co., Ltd. (Financial
      Services).....................      200         7,129
    Ricoh Co., Ltd. (Computer &
      Office Equipment).............    4,000        65,627
    Rohm Co., Ltd.
      (Semiconductors)..............      600        76,397
    Sankyo Co., Ltd. (Pharmaceutical
      Preparations).................    2,000        25,095
    Sanyo Electric Co., Ltd.
      (Electronics).................   11,000        28,642
    Secom Co., Ltd. (Safety
      Protection)...................    1,000        34,297
    Sega Corp.* (Recreation, Other
      Consumer Goods)...............    1,000         9,859
    Sekisui House, Ltd. (Building &
      Construction).................    4,000        28,314
    Seven-Eleven Japan Co., Ltd.
      (Retail Food Stores)..........    2,000        61,010
    Sharp Corp. (Electronics).......    5,000        47,485
    Shin-Etsu Chemical Co., Ltd.
      (Chemical & Allied
      Products).....................    1,900        62,282
    Shionogi & Co., Ltd.
      (Pharmaceutical
      Preparations).................    2,000        28,280
    Shiseido Co., Ltd. (Cosmetics
      and Toiletries)...............   16,358       212,694
    SMC Corp. (Electrical Machinery,
      Equipment & Supplies).........      300        28,162
    Softbank Corp. (Internet
      Services).....................    1,900        21,695
    Sompo Japan Insurance, Inc.
      (Insurance)...................    3,000        17,519
    Sony Corp. (Electronics)........    4,800       200,624
    Sumitomo Chemical Co., Ltd.
      (Chemical & Allied
      Products).....................    9,000        35,569
    Sumitomo Corp. (Diversified-
      Industrial & Consumer
      Products).....................    6,000        25,786
    Sumitomo Electric Industries,
      Ltd. (Electrical Machinery,
      Equipment & Supplies).........    5,000        32,401
    Sumitomo Mitsui Financial Group,
      Inc.* (Banks).................       20        62,526
    Taisei Corp. (Building &
      Construction).................    7,000        11,149
    Taisho Pharmaceutical Co., Ltd.
      (Chemical & Allied
      Products).....................    1,000        14,705

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Takeda Chemical Industries, Ltd.
      (Pharmaceutical
      Preparations).................    7,824   $   327,016
    Takefuji Corp. (Financial
      Services).....................      580        33,479
    TDK Corp. (Electronic Equipment
      & Components).................      900        36,252
    Teijin, Ltd. (Chemical & Allied
      Products).....................    8,000        19,146
    The Bank of Yokohama, Ltd.
      (Banks).......................    8,000        31,617
    The Chiba Bank, Ltd. (Banks)....    7,000        22,297
    The Kansai Electric Power Co.,
      Inc. (Electric Companies &
      Systems)......................    3,900        58,926
    The Shizuoka Bank, Ltd.
      (Banks).......................    5,000        32,232
    The Sumitomo Trust and Banking
      Co., Ltd. (Financial
      Services).....................    3,000        12,160
    Toho Co., Ltd. (Broadcasting &
      Publishing)...................    1,200        11,518
    Tohoku Electric Power Co., Inc.
      (Electric Companies &
      Systems)......................    1,700        25,027
    Tokyo Broadcasting System, Inc.
      (Broadcasting & Publishing)...   25,400       319,346
    Tokyo Electric Power Co., Inc.
      (Electric Companies &
      Systems)......................    6,100       115,914
    Tokyo Electron, Ltd. (Electronic
      Equipment & Components).......      900        40,726
    Tokyo Gas Co., Ltd. (Gas
      Companies & Systems)..........   14,000        43,886
    Tokyu Corp. (Transportation-Road
      & Rail).......................    8,000        28,179
    Toppan Printing Co., Ltd.
      (Commercial Printing).........    4,000        30,100
    Toray Industries, Inc. (Textiles
      & Apparel)....................   11,000        23,359
    Toshiba Corp. (Electronics).....   16,000        50,156
    Tostem Inax Holding Corp.
      (Building & Construction
      Materials)....................    2,000        30,336
    Toyota Motor Corp.
      (Automobiles).................   12,700       341,391
    Trend Micro, Inc.* (Internet
      Services).....................      500         8,553
    UFJ Holdings, Inc.* (Banks).....       23        23,258
    West Japan Railway Co.
      (Transportation-Road &
      Rail).........................        9        31,929
    Yakult Honsha Co., Ltd. (Food &
      Beverage).....................    1,000        11,393
    Yamada Denki Co., Ltd.
      (Specialty Retail Stores).....      900        18,998

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Yamanouchi Pharmaceutical Co.,
      Ltd. (Pharmaceutical
      Preparations).................    2,000   $    57,976
    Yamato Transport Co., Ltd.
      (Transportation Services).....    3,000        39,184
                                                -----------
   TOTAL JAPAN...............................     9,204,774
                                                -----------
 NETHERLANDS -- 5.5%
    ABN AMRO Holding NV (Financial
      Services).....................    8,728       142,693
    Aegon NV (Insurance)............    8,063       103,731
    Akzo Nobel NV (Chemical & Allied
      Products).....................    8,926       283,150
    ASML Holding NV*
      (Semiconductors)..............    3,038        25,376
    Gucci Group (Textiles &
      Apparel)......................      451        41,386
    Heijmans NV (Building &
      Construction).................    5,579        97,767
    Heineken NV (Beverages).........    5,420       211,574
    ING Groep NV (Financial
      Services).....................   24,990       423,244
    Koninklijke (Royal) KPN NV*
      (Telecommunications)..........   11,147        72,522
    Koninklijke (Royal) Philips
      Electronics NV
      (Electronics).................   12,826       224,765
    Koninklijke Ahold NV (Retail
      Drug Stores)..................    4,210        53,455
    Koninklijke Grolsch NV
      (Beverages)...................    3,744        81,168
    Koninklijke Numico NV (Food &
      Household Products)...........      616         7,757
    Reed Elsevier NV (Broadcasting &
      Publishing)...................    3,195        39,059
    Rodamco Europe NV (Real
      Estate).......................    2,062        87,091
    Royal Dutch Petroleum Co.
      (Petroleum Refining)..........   12,872       566,629
    TPG NV (Transportation
      Services).....................   12,222       198,149
    Unilever NV (Food & Household
      Products).....................    7,586       466,080
    VNU NV (Broadcasting &
      Publishing)...................    1,441        37,576
    Vodafone Libertel NV*
      (Telecommunications)..........   12,156       129,855
    Volker Wessels Stevin NV
      (Building & Construction).....    6,622       133,486
    Wolters Kluwer NV (Broadcasting
      & Publishing).................    1,287        22,419
                                                -----------
   TOTAL NETHERLANDS.........................     3,448,932
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                      Shares       Value
                                      -------   -----------
NEW ZEALAND -- 0.1%
    Telecom Corp. of New Zealand
      Ltd. (Telecommunications).....   16,060   $    38,053
                                                -----------
   TOTAL NEW ZEALAND.........................        38,053
                                                -----------
 NORWAY -- 2.6%
    DnB Holding ASA (Financial
      Services).....................   34,155       160,724
    Gjensidige NOR Sparebank
      (Banks).......................    8,831       289,363
    Nordlandsbanken ASA (Banks).....    7,700        38,012
    Norsk Hydro ASA (Misc.
      Manufacturing Industries).....    8,174       366,357
    Norske Skogindustrier ASA (Paper
      & Forest Products)............      650         9,195
    Orkla ASA (Food & Beverage).....   20,213       344,287
    Sparebanken Midt-Norge
      (Banks).......................    4,535        94,919
    Sparebanken Rogaland (Banks)....    5,600       145,502
    Statoil ASA* (Oil &
      Gas-Exploration &
      Production)...................   11,004        92,921
    Tandberg ASA*
      (Telecommunications
      Equipment)....................      750         4,330
    Telenor ASA
      (Telecommunications)..........   22,596        86,434
    Tomra Systems ASA (Aluminum)....    1,150         7,487
                                                -----------
   TOTAL NORWAY..............................     1,639,531
                                                -----------
 POLAND -- 2.4%
    Agora SA* (Broadcasting &
      Publishing)...................    6,600        84,511
    Bank Pekao SA (Banks)...........   40,750     1,004,265
    Bank Zachodni WBK SA (Banks)....   17,855       327,344
    Telekomunikacja Polska SA*
      (Telecommunications)..........   29,000        96,427
                                                -----------
   TOTAL POLAND..............................     1,512,547
                                                -----------
 PORTUGAL -- 0.4%
    Banco Comercial Portugues SA
      (BCP) (Financial Services)....   12,259        29,330
    Banco Espirito Santo, SA (BES)
      (Financial Services)..........      701         9,195
    Brisa Auto Estradas de Portugal
      SA (Transportation-Road &
      Rail).........................    1,812        10,040
    Electricidade de Portugal SA
      (EDP) (Electric Companies &
      Systems)......................   91,712       153,018
    Portugal Telecom, SGPS, SA
      (Telecommunications)..........    7,558        51,948
                                                -----------
   TOTAL PORTUGAL............................       253,531
                                                -----------

                                                  Market
                                      Shares       Value
                                      -------   -----------
 RUSSIA -- 0.4%
    Sun Interbrew Ltd., GDR -- Class
      B* (Beverages)................   20,868   $    87,592
    Surgutneftegaz, ADR (Oil & Gas-
      Exploration & Production).....    3,216        51,086
    Wimm-Bill-Dann Foods OJSC, ADR*
      (Food & Beverage).............    4,700        84,365
                                                -----------
   TOTAL RUSSIA..............................       223,043
                                                -----------
 SINGAPORE -- 0.4%
    City Developments Ltd. (Real
      Estate).......................    3,000         7,195
    Creative Technology Ltd.
      (Electronic Equipment &
      Components)...................    1,000         7,091
    DBS Group Holdings, Ltd.
      (Financial Services)..........    6,000        38,051
    Fraser & Neave Ltd.
      (Beverages)...................    2,000         8,994
    Haw Par Corp. Ltd. (Diversified-
      Industrial & Consumer
      Products).....................      286           538
    Keppel Corp. Ltd. (Diversified-
      Industrial & Financial
      Services).....................    4,000         8,533
    OverSea-Chinese Banking Corp.,
      Ltd. (Financial Services).....    5,000        27,818
    Singapore Airlines Ltd.
      (Transportation-Airlines).....    3,000        17,642
    Singapore Press Holdings, Ltd.
      (Broadcasting & Publishing)...    2,000        20,986
    Singapore Technologies
      Engineering Ltd. (ST Engg)
      (Aerospace & Defense).........    9,000         8,561
    Singapore Telecommunications
      Ltd. (Telecommunications).....   37,000        26,451
    United Overseas Bank, Ltd.
      (Financial Services)..........    7,000        47,621
    Venture Corp., Ltd. (Electronic
      Equipment & Components).......    2,000        16,028
                                                -----------
   TOTAL SINGAPORE...........................       235,509
                                                -----------
 SPAIN -- 3.2%
    Acerinox SA (Iron & Steel)......    2,385        87,570
    Acesa Infraestructuras SA
      (Transportation Services).....      935        10,596
    Acesa Infrastructuras
      SA -- Rights* (Transportation
      Services).....................      935           540
    Actividades De Construction Y
      Servicios SA (Misc.
      Manufacturing Industries).....      342        11,000
    Altadis SA (Tobacco)............    1,763        40,219

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Aurea Concesiones de
      Infraestracturas del Estado SA
      (Transportation Services).....    4,703   $   117,406
    Banco Bilbao Vizcaya Argentaria,
      SA (Banks)....................   19,194       183,688
    Banco Santander Central Hispano
      SA (Banks)....................   26,748       183,565
    Centros Comerciales Carrefour,
      SA (Specialty Retail
      Stores).......................    8,306        97,444
    Endesa SA (Electric Companies &
      Systems)......................   34,994       409,438
    Gas Natural SDG, SA (Gas
      Companies & Systems)..........    1,411        26,755
    Grupo Dragados SA (Building &
      Construction).................    5,538        94,143
    Grupo Empresarial Ence, SA
      (ENCE) (Paper & Forest
      Products).....................    4,997        72,939
    Grupo Ferrovial SA (Building &
      Construction).................    4,182       105,980
    Iberdrola SA (Electric Companies
      & Systems)....................    4,973        69,666
    Industria de Diseno Textil SA*
      (Retail Apparel & Accessory
      Stores).......................    1,369        32,337
    Repsol YPF, SA (Petroleum
      Refining).....................    5,920        78,273
    Telefonica SA*
      (Telecommunications)..........   25,779       230,747
    Telefonica SA, ADR
      (Telecommunications)..........    1,100        29,227
    Terra Networks SA* (Internet
      Services).....................    2,765        11,635
    Union Fenosa, SA (Electric
      Companies & Systems)..........    1,166        15,355
    Vallehermoso SA (Real Estate)...    9,199        95,564
                                                -----------
   TOTAL SPAIN...............................     2,004,087
                                                -----------
 SWEDEN -- 1.3%
    Assa Abloy AB -- Class B (Misc.
      Industrial Machinery &
      Equipment)....................    1,800        20,555
    Atlas Copco AB -- Class A (Misc.
      Industrial Machinery &
      Equipment)....................      700        13,657
    Atlas Copco AB -- Class B (Misc.
      Industrial Machinery &
      Equipment)....................      400         7,093
    Electrolux AB -- Class B
      (Appliances & Household
      Durables).....................    1,900        29,983
    Eniro AB (Broadcasting &
      Publishing)...................    1,400         8,837

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Ericsson LM -- Class B*
      (Telecommunications)..........   99,700   $    69,798
    Hennes & Mauritz AB (H&M) --
      Class B (Retail Apparel &
      Accessory Stores).............    3,400        65,555
    Holmen AB -- Class B (Paper &
      Forest Products)..............      400         9,709
    Nordea AB (Banks)...............   16,000        70,512
    Sandvik AB (Misc. Industrial
      Machinery & Equipment)........    1,300        29,019
    Securitas AB -- Class B (Safety
      Protection)...................    1,750        20,888
    Skandia Forsakrings AB
      (Insurance)...................    5,500        14,644
    Skandinaviska Enskilda Banken AB
      (SEB) (Financial Services)....    2,900        24,130
    Skanska AB -- Class B (Misc.
      Manufacturing Industries).....    2,400        14,047
    SKF AB (Misc. Industrial
      Machinery & Equipment)........      400        10,375
    Svenska Cellulosa AB (SCA) --
      Class B (Paper & Forest
      Products).....................    6,744       227,551
    Svenska Handelsbanken AB --
      Class A (Banks)...............    4,000        53,252
    Swedish Match AB (Tobacco)......    2,200        17,295
    Tele2 AB -- Class B*
      (Telecommunications)..........      500        13,227
    TeliaSonera AB (Helsinki)*
      (Telecommunications)..........    5,754        21,435
    TeliaSonera AB (Stockholm)
      (Telecommunications)..........    7,900        29,738
    Volvo AB -- Class A
      (Automobiles).................      500         7,804
    Volvo AB -- Class B
      (Automobiles).................    1,300        21,186
                                                -----------
   TOTAL SWEDEN..............................       800,290
                                                -----------
 SWITZERLAND -- 7.5%
    ABB Ltd.* (Misc. Industrial
      Machinery & Equipment)........    5,800        16,485
    Adecco SA (Commercial
      Services).....................      845        33,123
    Centerpulse AG* (Precision
      Instruments & Medical
      Supplies).....................      100        17,430
    Ciba Specialty Chemicals AG
      (Chemical & Allied
      Products).....................      400        27,888
    Clariant AG (Chemical & Allied
      Products).....................      700        11,188
    Compagnie Financiere Richemont
      AG (Jewelry, Precious
      Metal)........................   20,982       391,509

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Credit Suisse Group
      (Registered)* (Financial
      Services).....................    7,600   $   164,896
    Givaudan SA (Chemical & Allied
      Products).....................      286       128,243
    Holcim Ltd. (Building &
      Construction Materials).......      635       115,272
    Logitech International SA*
      (Computer Equipment)..........      400        11,933
    Lonza Group AG (Chemical &
      Allied Products)..............      300        18,225
    Nestle SA (Food & Household
      Products).....................    4,631       981,337
    Nobel Biocare Holding AG*
      (Precision Instruments &
      Medical Supplies).............      200        12,762
    Novartis AG (Registered)
      (Pharmaceutical
      Preparations).................   22,205       810,191
    Roche Holding AG (Pharmaceutical
      Preparations).................    8,179       569,937
    Roche Holding AG (Pharmaceutical
      Preparations).................      300        37,969
    Serono SA -- Class B
      (Biotechnology)...............       30        16,077
    STMicroelectronics NV
      (Semiconductors)..............    3,771        73,919
    Swatch Group AG (Jewelry,
      Precious Metal)...............    4,642       386,081
    Swiss Re (Insurance)............    2,060       135,129
    Swisscom AG
      (Telecommunications)..........      170        49,241
    Syngenta AG (Chemical & Allied
      Products).....................    2,102       121,694
    Synthes-Stratec, Inc. (Precision
      Instruments & Medical
      Supplies).....................       30        18,399
    UBS AG* (Financial Services)....   11,212       544,913
    Zurich Financial Services AG
      (Insurance)...................      966        90,124
                                                -----------
   TOTAL SWITZERLAND.........................     4,783,965
                                                -----------
 TAIWAN -- 0.0%
    United Microelectronics Corp.,
      ADR* (Semiconductors).........    7,001        23,523
                                                -----------
   TOTAL TAIWAN..............................        23,523
                                                -----------
 UNITED KINGDOM -- 18.8%
    3i Group PLC (Financial
      Services).....................    4,790        42,799
    Acambis PLC* (Biotechnology)....   12,509        55,784
    Amersham PLC (Precision
      Instruments & Medical
      Supplies).....................    5,463        48,900

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Amvescap PLC (Financial
      Services).....................    5,507   $    35,286
    ARM Holdings PLC, ADR*
      (Electronic Equipment &
      Components)...................    9,200        23,276
    Associated British Foods PLC
      (Food & Beverage).............   10,237        96,907
    Associated British Ports
      Holdings PLC
      (Transportation-Shipping).....    3,163        20,343
    AstraZeneca PLC (Pharmaceutical
      Preparations).................    9,221       329,560
    Aviva PLC (Insurance)...........   11,836        84,414
    BAA PLC
      (Transportation-Airlines).....    6,651        53,966
    BAE Systems PLC (Aerospace &
      Defense)......................   17,728        35,390
    Barclays PLC (Financial
      Services).....................   34,625       214,612
    Barratt Developments PLC
      (Building & Construction).....    3,320        20,899
    BG Group PLC (Oil & Gas-
      Exploration & Production).....   17,023        73,447
    BHP Billiton PLC (Metals &
      Mining).......................   14,437        77,107
    BOC Group PLC (Chemical & Allied
      Products).....................    3,183        45,504
    Boots Co. PLC (Retail Drug
      Stores).......................    5,083        47,954
    BP PLC (Petroleum Refining).....  160,609     1,104,081
    Brambles Industries PLC
      (Diversified-Commercial
      Services).....................    7,686        18,808
    British American Tobacco PLC
      (Tobacco).....................    8,690        86,809
    British Land Co. PLC (Real
      Estate).......................    4,708        34,259
    British Sky Broadcasting Group
      PLC* (Broadcasting &
      Publishing)...................    7,573        77,906
    BT Group PLC
      (Telecommunications)..........   46,838       147,040
    Bunzl PLC (Paper & Forest
      Products).....................    4,444        27,187
    Cable & Wireless PLC
      (Telecommunications)..........    7,697         5,545
    Cadbury Schweppes PLC (Food &
      Beverage).....................   11,721        73,026
    Capita Group PLC (Commercial
      Services).....................    1,826         7,276
    Centrica PLC (Energy Equipment &
      Services).....................   24,960        68,714
    Compass Group PLC* (Misc. Food
      Preparations & Kindred
      Products).....................   13,416        71,276
    Diageo PLC (Food & Beverage)....   35,692       387,863

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Dixons Group PLC (Specialty
      Retail Stores)................   16,187   $    37,787
    Exel PLC (Transportation
      Services).....................    2,829        31,335
    Gallaher Group PLC (Tobacco)....    9,227        91,654
    GlaxoSmithKline PLC
      (Pharmaceutical
      Preparations).................   44,989       863,347
    Granada PLC (Broadcasting &
      Publishing)...................    6,096         7,827
    GUS PLC (Specialty Retail
      Stores).......................    6,404        59,488
    Hanson PLC (Building &
      Construction Materials).......    6,315        28,060
    HBOS PLC (Financial Services)...   18,792       198,161
    Hilton Group PLC (Hotels, Other
      Lodging Places)...............  140,767       378,461
    HSBC Holdings PLC (Financial
      Services).....................   50,352       556,493
    Imperial Chemical Industries PLC
      (Chemical & Allied
      Products).....................   10,072        37,295
    Imperial Tobacco Group PLC
      (Tobacco).....................    4,271        72,541
    Invensys PLC (Misc.
      Manufacturing Industries).....   30,805        26,161
    J Sainsbury PLC (Food &
      Household Products)...........    8,282        37,167
    Kingfisher PLC (Retail Building
      Materials)....................   14,671        52,552
    Land Securities PLC (Real
      Estate).......................    3,540        44,738
    Legal & General Group PLC
      (Insurance)...................   37,061        57,279
    Lloyds TSB Group PLC (Banks)....   28,977       208,062
    Man Group PLC (Security &
      Commodity Brokers, Dealers &
      Services).....................      717        10,239
    Marks & Spencer Group PLC
      (Retail Department Stores)....   12,339        62,574
    Misys PLC (Computer Services)...    6,426        18,208
    National Grid Transco PLC
      (Electric Companies &
      Systems)......................   18,519       136,101
    Next Group PLC (Retail Apparel &
      Accessory Stores).............      825         9,782
    P & O Princess Cruises PLC
      (Amusement & Recreational
      Services).....................    1,962        13,614
    Pearson PLC (Broadcasting &
      Publishing)...................   52,992       490,122

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Prudential PLC (Insurance)......   11,426   $    80,754
    Reckitt Benckiser PLC (Food &
      Household Products)...........   13,242       256,888
    Reed Elsevier PLC (Broadcasting
      & Publishing).................    7,585        64,964
    Regent Inns PLC (Hotels, Other
      Lodging Places)...............   35,950        41,671
    Rentokil Initial PLC
      (Diversified-Business &
      Consumer Services)............   14,267        50,531
    Reuters Group PLC (Broadcasting
      & Publishing).................   11,114        31,759
    Rio Tinto PLC (Metals &
      Mining).......................    5,954       118,860
    Rolls-Royce PLC (Aerospace &
      Defense)......................    4,780         8,234
    Royal Bank of Scotland Group PLC
      (Banks).......................   21,237       508,743
    SABMiller PLC (Beverages).......   12,766        90,738
    Safeway PLC (Retail Food
      Stores).......................    5,131        17,615
    Scottish & Newcastle PLC
      (Beverages)...................    2,864        21,371
    Scottish & Southern Energy PLC
      (Electric Companies &
      Systems)......................   20,281       222,025
    Scottish Power PLC (Electric
      Companies & Systems)..........   11,099        64,773
    Severn Trent PLC (Water Supply &
      Other Sanitary Services)......    2,909        32,502
    Shell Transport & Trading Co.
      PLC (Petroleum Refining)......   51,371       338,255
    Six Continents PLC (Diversified-
      Industrial & Consumer
      Products).....................   33,103       267,531
    Smith & Nephew PLC (Precision
      Instruments & Medical
      Supplies).....................    5,169        31,664
    Smiths Group PLC (Misc.
      Manufacturing Industries).....    4,324        48,416
    Standard Chartered PLC
      (Banks).......................   16,201       184,141
    Tesco PLC (Retail Food
      Stores).......................   92,741       289,652
    Unilever PLC (Food & Household
      Products).....................   54,415       517,737
    United Utilities PLC (Water
      Supply & Other Sanitary
      Services).....................    1,836        18,444
    Vodafone Group PLC
      (Telecommunications)..........  851,645     1,552,745
    Vodafone Group PLC, ADR
      (Telecommunications)..........    2,700        48,924

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Wolseley PLC (Misc. Industrial
      Machinery & Equipment)........    4,715   $    39,586
    WPP Group PLC (Advertising).....    8,346        63,756
                                                -----------
   TOTAL UNITED KINGDOM......................    11,957,265
                                                -----------
   TOTAL COMMON STOCK (COST $63,313,254).....    61,860,248
                                                -----------
PREFERRED STOCK -- 0.9%
 AUSTRALIA -- 0.2%
    The News Corp., Ltd.
      (Broadcasting & Publishing)...   20,719       111,419
                                                -----------
   TOTAL AUSTRALIA...........................       111,419
                                                -----------
 GERMANY -- 0.7%
    Henkel KGaA (Cosmetics and
      Toiletries)...................    2,410       153,127
    Porsche AG (Automobiles)........      243       100,977

                                                  Market
                                      Shares       Value
                                      -------   -----------
    Volkswagen AG (Automobiles).....    4,221   $   110,733
    Wella AG (Cosmetics and
      Toiletries)...................    1,267        75,783
                                                -----------
   TOTAL GERMANY.............................       440,620
                                                -----------
   TOTAL PREFERRED STOCK (COST $529,686).....       552,039
                                                -----------
U.S. STOCK -- 1.3%
 UNITED STATES -- 1.3%
    iShares S&P Europe 350 Index
      Fund (Exchange Traded
      Funds)........................   17,707       840,728
                                                -----------
   TOTAL UNITED STATES (COST $855,424).......       840,728
                                                -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $64,698,364)+........................   $63,253,015
                                                ===========

------------------------
ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt
*  Non-income producing security.
+ The cost for federal income tax purposes. At December 31, 2002, net unrealized depreciation was $1,445,349. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $2,274,934, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $3,720,283.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP VALUE SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
   (Showing Percentage of Investments)

                                                  Market
                                     Shares        Value
                                   ----------   -----------
COMMON STOCK -- 90.1%
 AEROSPACE & DEFENSE -- 3.7%
  AEROSPACE -- 3.7%
    General Dynamics Corp. ......      12,300   $   976,251
    Honeywell International,
      Inc. ......................      27,200       652,800
                                                -----------
   TOTAL AEROSPACE & DEFENSE.................     1,629,051
                                                -----------
 COMMUNICATION & BROADCASTING -- 14.6%
    AOL Time Warner, Inc.*.......      72,000       943,200
    Cablevision Systems New York
      Group -- Class A*..........      60,300     1,009,422
    Liberty Media Corp. -- Class
      A*.........................      83,876       749,851
    News Corp., Ltd.,
      ADR -- Class A.............      62,200     1,408,830
    Nextel Communications,
      Inc.*......................      71,500       825,825
    Verizon Communications,
      Inc. ......................      28,000     1,085,000
    Viacom, Inc. -- Class B*.....      11,400       464,664
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........     6,486,792
                                                -----------
 ELECTRIC, GAS & WATER UTILITIES -- 1.3%
    Exelon Corp. ................      10,800       569,916
                                                -----------
   TOTAL ELECTRIC, GAS & WATER UTILITIES.....       569,916
                                                -----------
 ENTERTAINMENT & LEISURE -- 2.5%
    The Walt Disney Co. .........      66,600     1,086,246
                                                -----------
   TOTAL ENTERTAINMENT & LEISURE.............     1,086,246
                                                -----------
 FINANCE & INSURANCE -- 23.8%
  INSURANCE CARRIERS -- 11.3%
    AMBAC Financial Group,
      Inc. ......................      15,200       854,848
    Chubb Corp. .................      17,700       923,940
    Everest Re Group, Ltd. ......      28,800     1,592,641
    Hartford Financial Services
      Group, Inc. ...............      17,700       804,111
    Lincoln National Corp. ......      27,500       868,450
                                                -----------
                                                  5,043,990
                                                -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 6.2%
    Charter One Financial,
      Inc. ......................      26,255       754,306
    Fannie Mae...................       7,900       508,207
    Washington Mutual, Inc. .....      44,000     1,519,320
                                                -----------
                                                  2,781,833
                                                -----------
  SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 2.4%
    Morgan Stanley...............      26,100     1,041,912
                                                -----------

                                                  Market
                                     Shares        Value
                                   ----------   -----------
  STATE & NATIONAL BANKS -- 3.9%
    North Fork Bancorporation,
      Inc. ......................      18,200   $   614,068
    PNC Financial Services
      Group......................      26,300     1,101,970
                                                -----------
                                                  1,716,038
                                                -----------
   TOTAL FINANCE & INSURANCE.................    10,583,773
                                                -----------
 HEALTHCARE -- 2.8%
    WellPoint Health Networks,
      Inc.*......................      17,700     1,259,532
                                                -----------
   TOTAL HEALTHCARE..........................     1,259,532
                                                -----------
 MANUFACTURING -- 17.9%
  CHEMICAL & ALLIED PRODUCTS -- 3.2%
    Dow Chemical Co. ............      47,700     1,416,690
                                                -----------
  FOOD & BEVERAGE -- 2.9%
    Kraft Foods, Inc. -- Class
      A..........................      32,700     1,273,011
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 8.2%
    Abbott Laboratories..........      34,000     1,360,000
    Bristol-Meyers Squibb Co. ...      40,200       930,630
    Merck & Co., Inc. ...........      23,300     1,319,013
                                                -----------
                                                  3,609,643
                                                -----------
  SEMICONDUCTORS -- 1.0%
    Texas Instruments, Inc. .....      30,100       451,801
                                                -----------
  TOBACCO -- 2.6%
    Philip Morris Cos., Inc. ....      28,900     1,171,317
                                                -----------
   TOTAL MANUFACTURING.......................     7,922,462
                                                -----------
 OIL & GAS -- 9.5%
  OIL & GAS -- 7.0%
    ChevronTexaco Corp. .........      14,600       970,608
    Exxon Mobil Corp. ...........      30,700     1,072,658
    Halliburton Co.*.............      57,500     1,075,825
                                                -----------
                                                  3,119,091
                                                -----------
  OIL & GAS EXPLORATION -- 2.5%
    EnCana Corp. ................      35,120     1,092,232
                                                -----------
   TOTAL OIL & GAS...........................     4,211,323
                                                -----------
 SERVICES -- 5.7%
  BUSINESS SERVICES -- 4.1%
    Accenture, Ltd.*.............      28,600       514,514
    Automatic Data Processing,
      Inc. ......................      33,500     1,314,875
                                                -----------
                                                  1,829,389
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP VALUE SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                  Market
                                     Shares        Value
                                   ----------   -----------
PRINTING & PUBLISHING -- 1.6%
    McGraw-Hill Cos., Inc. ......      11,500   $   695,060
                                                -----------
   TOTAL SERVICES............................     2,524,449
                                                -----------
 TECHNOLOGY -- 3.7%
  COMPUTERS & OFFICE EQUIPMENT -- 1.8%
    Hewlett-Packard Co. .........      45,900       796,824
                                                -----------
  TELECOMMUNICATIONS EQUIPMENT -- 1.9%
    Motorola, Inc. ..............      96,900       838,184
                                                -----------
   TOTAL TECHNOLOGY..........................     1,635,008
                                                -----------
 TRANSPORTATION -- 2.1%
  RAILROAD -- 2.1%
    Union Pacific Corp. .........      15,300       916,011
                                                -----------
   TOTAL TRANSPORTATION......................       916,011
                                                -----------
 WHOLESALE & RETAIL TRADE -- 2.5%
  RETAIL DEPARTMENT STORES -- 1.4%
    Target Corp. ................      21,800       654,000
                                                -----------
  RETAIL EATING & DRINKING PLACES -- 1.1%
    Yum! Brands, Inc.*...........      19,300       467,446
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............     1,121,446
                                                -----------
   TOTAL COMMON STOCK (COST $43,349,340).....    39,946,009
                                                -----------

                                                  Market
                                     Shares        Value
                                   ----------   -----------
SHORT-TERM INVESTMENTS -- 4.7%
    Temp Cash Fund -- Dollar
      Series.....................   2,082,558   $ 2,082,558
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $2,082,558).............................     2,082,558
                                                -----------
                                   Principal
                                     Amount
                                   ----------
U.S. TREASURY OBLIGATIONS -- 5.2%
    U.S. Treasury Bills, 1.03%,
      01/09/03...................  $2,300,000     2,299,476
                                                -----------
   TOTAL U.S. TREASURY OBLIGATIONS (COST
     $2,299,476).............................     2,299,476
                                                -----------
TOTAL INVESTMENTS -- 100.0% (Cost
  $47,731,374)+..............................   $44,328,043
                                                ===========
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
  LOANED SECURITIES (SEE NOTE 5) (Cost
  $7,955,210)................................   $ 7,955,210
                                                ===========

------------------------
ADR  -- American Depository Receipt
(*) Non-income producing security.
(a) Security partially or fully on loan (see Note 5).
(+) The cost for Federal income tax purposes. At December 31, 2002, net unrealized depreciation was $3,403,331. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $2,003,173, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $5,406,504.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

                                       WT Large Cap                                International    Large Cap
                                          Growth       Large Cap     Small Cap     Multi-Manager      Value
                                          Series      Core Series   Core Series       Series          Series
                                       ------------   -----------   ------------   -------------   ------------
ASSETS:
Investment in securities, at
  value*.............................  $51,216,963    $63,213,791   $ 75,264,085    $63,253,015    $ 44,328,043
Securities lending collateral........           --     21,490,070     27,658,846             --       7,955,210
Cash.................................           --             --             --      7,909,694              --
Foreign currency, at value**.........           --             --             --      1,176,299              --
Receivable for contributions.........          100         10,000             --        222,003          75,000
Receivable for investments sold......           --             --             --        104,128              --
Dividends and interest receivable....       45,735        114,133         89,713        167,882          87,009
                                       -----------    -----------   ------------    -----------    ------------
Total assets.........................   51,262,798     84,827,994    103,012,644     72,833,021      52,445,262
                                       -----------    -----------   ------------    -----------    ------------
LIABILITIES:
Obligation to return securities
  lending collateral.................           --     21,490,070     27,658,846             --       7,955,210
Payable for withdrawals..............      200,052        184,396         36,050          4,504          27,002
Payable for investments purchased....           --             --             --         70,610              --
Net unrealized depreciation on
  forward foreign currency exchange
  contracts..........................           --             --             --         31,696              --
Accrued advisory fee.................       25,191         40,334         39,789         38,444          21,712
Other accrued expenses...............       17,255         14,748         21,745         39,850          17,812
                                       -----------    -----------   ------------    -----------    ------------
Total liabilities....................      242,498     21,729,548     27,756,430        185,104       8,021,736
                                       -----------    -----------   ------------    -----------    ------------
NET ASSETS ..........................  $51,020,300    $63,098,446   $ 75,256,214    $72,647,917    $ 44,423,526
                                       ===========    ===========   ============    ===========    ============
------------------------
*  Investments at cost...............  $65,308,773    $70,774,313   $ 77,524,755    $64,698,364    $ 47,731,375
** Foreign currency at cost..........  $        --    $        --   $         --    $ 1,143,019    $         --

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                      WT Large Cap                                 International    Large Cap
                                         Growth       Large Cap      Small Cap     Multi-Manager      Value
                                         Series      Core Series    Core Series       Series          Series
                                      ------------   ------------   ------------   -------------   ------------
INVESTMENT INCOME:
  Dividends.........................  $   270,504    $    638,304   $    331,546    $   367,305    $    446,405
  Interest..........................       10,155          22,526          9,790         15,195           9,834
  Securities lending................           --           9,810         23,947             --           9,878
  Foreign tax withheld..............           --          (1,968)            --        (34,801)         (1,593)
                                      ------------   ------------   ------------    -----------    ------------
  Total investment income...........      280,659         668,672        365,283        347,699         464,524
                                      ------------   ------------   ------------    -----------    ------------
EXPENSES:
  Advisory fees.....................      167,087         252,330        252,925        195,680         133,707
  Administration and accounting
    fees............................       29,760          35,205         41,236         29,305          23,770
  Custody fees......................        6,936           9,080         10,230         66,277           8,999
  Trustees' fees....................        2,381           2,528          2,559          2,559           2,370
  Professional fees.................        9,049           7,484          9,028          7,930          11,296
  Other.............................        1,728           2,012          2,648         20,602           1,769
                                      ------------   ------------   ------------    -----------    ------------
    Total expenses before fee
       waivers......................      216,941         308,639        318,626        322,353         181,911
    Fees waived.....................           --         (20,319)            --             --              --
                                      ------------   ------------   ------------    -----------    ------------
       Total expenses, net..........      216,941         288,320        318,626        322,353         181,911
                                      ------------   ------------   ------------    -----------    ------------
  Net investment income.............       63,718         380,352         46,657         25,346         282,613
                                      ------------   ------------   ------------    -----------    ------------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS AND FOREIGN CURRENCY:
  Net realized loss on investments
    and foreign currency............  (15,721,706)     (8,580,905)    (2,931,232)    (8,510,885)    (11,020,625)
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency............    8,493,481      (2,113,623)   (14,360,353)      (506,444)      4,857,771
                                      ------------   ------------   ------------    -----------    ------------
  Net loss on investments and
    foreign currency................   (7,228,225)    (10,694,528)   (17,291,585)    (9,017,329)     (6,162,854)
                                      ------------   ------------   ------------    -----------    ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...................  $(7,164,507)   $(10,314,176)  $(17,244,928)   $(8,991,983)   $ (5,880,241)
                                      ============   ============   ============    ===========    ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                     WT Large Cap                                 International    Large Cap
                                        Growth       Large Cap      Small Cap     Multi-Manager      Value
                                        Series      Core Series    Core Series       Series          Series
                                     ------------   ------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income............  $     63,718   $    380,352   $     46,657   $     25,346    $    282,613
  Net realized loss on investments
    and foreign currency...........   (15,721,706)    (8,580,905)    (2,931,232)    (8,510,885)    (11,020,625)
  Net change in unrealized
    appreciation (depreciation) on
    investments and foreign
    currency.......................     8,493,481     (2,113,623)   (14,360,353)      (506,444)      4,857,771
                                     ------------   ------------   ------------   ------------    ------------
Net decrease in net assets
  resulting from operations........    (7,164,507)   (10,314,176)   (17,244,928)    (8,991,983)     (5,880,241)
                                     ------------   ------------   ------------   ------------    ------------
Transactions in beneficial
  interest:
  Contributions....................     3,281,108      3,872,732      8,163,125     43,751,631       4,000,977
  Withdrawals......................   (22,044,795)   (11,384,241)   (22,615,301)   (23,806,741)    (12,608,586)
                                     ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net
  assets from transactions in
  beneficial interest..............   (18,763,687)    (7,511,509)   (14,452,176)    19,944,890      (8,607,609)
                                     ------------   ------------   ------------   ------------    ------------
Total increase (decrease) in net
  assets...........................   (25,928,194)   (17,825,685)   (31,697,104)    10,952,907     (14,487,850)
NET ASSETS:
  Beginning of period..............    76,948,494     80,924,131    106,953,318     61,695,010      58,911,376
                                     ------------   ------------   ------------   ------------    ------------
  End of period....................  $ 51,020,300   $ 63,098,446   $ 75,256,214   $ 72,647,917    $ 44,423,526
                                     ============   ============   ============   ============    ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                     WT Large Cap                                 International    Large Cap
                                        Growth       Large Cap      Small Cap     Multi-Manager      Value
                                        Series      Core Series    Core Series       Series          Series
                                     ------------   ------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income............  $   129,573    $    635,152   $    157,159   $     334,849   $    669,410
  Net realized loss on investments
    and foreign currency...........  (48,278,013)       (114,715)    (7,552,387)    (12,678,443)      (751,544)
  Net realized loss from options
    written........................           --              --             --              --        (61,303)
  Net change in unrealized
    appreciation (depreciation) on
    investments and foreign
    currency.......................    6,992,616     (25,362,820)    (8,601,821)      2,580,404    (19,184,514)
                                     ------------   ------------   ------------   -------------   ------------
Net decrease in net assets
  resulting from operations........  (41,155,824)    (24,842,383)   (15,997,049)     (9,763,190)   (19,327,951)
                                     ------------   ------------   ------------   -------------   ------------
Transactions in beneficial
  interest:
  Contributions....................   51,580,986      24,509,133     53,660,401     142,765,798     21,419,469
  Withdrawals......................  (91,848,648)    (26,915,718)   (66,964,094)   (147,833,630)   (33,321,953)
                                     ------------   ------------   ------------   -------------   ------------
Net decrease in net assets from
  transactions in beneficial
  interest.........................  (40,267,662)     (2,406,585)   (13,303,693)     (5,067,832)   (11,902,484)
                                     ------------   ------------   ------------   -------------   ------------
Total decrease in net assets.......  (81,423,486)    (27,248,968)   (29,300,742)    (14,831,022)   (31,230,435)
NET ASSETS:
  Beginning of year................  158,371,980     108,173,099    136,254,060      76,526,032     90,141,811
                                     ------------   ------------   ------------   -------------   ------------
  End of year......................  $76,948,494    $ 80,924,131   $106,953,318   $  61,695,010   $ 58,911,376
                                     ============   ============   ============   =============   ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. WT Large Cap Growth Series, Large Cap Core Series, Small Cap Core Series, International Multi-Manager Series and Large Cap Value Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Foreign Currency Translations. The books and records of the International Multi-Manager Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, assets and liabilities at the daily rates of exchanges, and

   (ii) purchases and sales of equity investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The International Multi-Manager Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the International Multi-Manager Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

   Forward Foreign Currency Exchange Contracts. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Multi-Manager Series may enter into forward foreign currency exchange contracts. Additionally, from time to time the International Multi-Manager Series may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions.

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   Futures Transactions. The International Multi-Manager Series may invest in financial futures contracts for the purposes of hedging their existing portfolio. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security, or securities, are made or received by the Series each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. The risks of entering into futures contracts include, but are not limited to, (i) the possibility that there will be an imperfect price correction between the futures and the underlying securities; (ii) the possibility that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date; and (iii) the possibility that the Series could lose more than the original margin deposit required to initiate a futures transaction.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to the Large Cap Core Series, Small Cap Core Series, and International Multi-Manager Series. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to the Large Cap Value Series. Roxbury Capital Management, LLC

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   ("Roxbury") serves as investment adviser to the WT Large Cap Growth Series. For its services, each adviser receives a fee as follows:

                                                        % of Average Daily Net Assets
                                                 --------------------------------------------
   WT Large Cap Growth Series                    .55% up to $1 billion; .50% of next $1
                                                 billion; and
                                                 .45% in excess of $2 billion
   Large Cap Core Series                         .70% up to $1 billion; .65% of next $1
                                                 billion; and
                                                 .60% in excess of $2 billion
   Small Cap Core Series                         .60% up to $1 billion; .55% of next $1
                                                 billion; and
                                                 .50% in excess of $2 billion
   International Multi-Manager Series            .65%
   Large Cap Value Series                        .55% up to $1 billion; .50% of next $1
                                                 billion; and
                                                 .45% in excess of $2 billion

   As of September 3, 2002, Deutsche Asset Management, Inc. and Julius Baer Investment Management Inc. assumed the role of sub-advisers to the International Multi-Manager Series. As of such date, RSMC receives a fee of 0.15% of the International Multi-Manager Series' average daily net assets and the obligation of compensating the sub-advisers became an obligation of the International Multi-Manager Series. Nevertheless, the aggregate amount of management fees payable by the International Multi-Manager Series to the sub-advisers and RSMC remains 0.65% of the International Multi-Manager Series' average daily net assets. Prior to September 3, 2002, Clemente Capital Inc., Deutsche Investment Management Americas, Inc., an indirect wholly-owned subsidiary of Deutsche Bank AG (formerly Zurich Scudder Investments Inc.), and Invista Capital Management LLC served as sub-advisers to the International Multi-Manager Series. RSMC was responsible for paying the sub-advisers from its advisory fee.

   RSMC has agreed to waive its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.80% of the average daily net assets of the Large Cap Core Series. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of each Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian and PFPC Trust Company serves as sub-custodian to the WT Large Cap Growth, Large Cap Core, Small Cap Core and Large Cap Value Series. Deutsche Bank serves as custodian to the International Multi-Manager Series.

4. LINE OF CREDIT. Each Series, along with certain other series of the Trust, participates in a $15,000,000 Credit Agreement, which expires December 31, 2003. The Credit Agreement is to be used for temporary or emergency

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   needs, including withdrawals from the Series. No amounts were outstanding at December 31, 2002. No commitment fees are imposed under the Credit Agreement.

5. SECURITIES LENDING AGREEMENT. Large Cap Core, Small Cap Core and Large Cap Value Series may lend their securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. Each Series records securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

   At December 31, 2002, the market value of securities on loan for the Large Cap Core, Small Cap Core and Large Cap Value Series was $23,268,471, $26,421,985, and $7,697,943, respectively, and the market value of the

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   related collateral was $21,490,070, $27,658,846, and $7,955,210, respectively. The securities on loan were collateralized by the following:

                                                               Large Cap     Small Cap     Large Cap
                                                              Core Series   Core Series   Value Series
                                                              -----------   -----------   ------------
   American Express FRN, 1.42% due 12/12/03.................  $ 1,304,785   $   205,611    $  100,118
   Blackrock Institutional Money Market Trust, 1.43% due
     1/2/03.................................................    7,141,849     9,942,663     4,796,785
   Bank Brussels TD, 1.875% due 1/2/03......................    2,645,931            --            --
   Bear Stearns FRN, 1.90% due 1/16/03......................    1,259,950     2,381,499            --
   Bear Stearns FRN, 1.9625% due 1/15/03....................           --     1,895,266            --
   Breeds Hill Capital CP, 1.40% due 1/9/03.................      728,280            --            --
   Canadian Imperial Bank Corp TD, 0.75% due 1/2/03.........           --        20,585            --
   Credit Suisse TD, 1.75% due 1/2/03.......................    2,606,649     1,012,893       397,240
   Concorde Minute CP, 1.40% due 1/16/03....................           --       977,743     1,237,344
   Crown Point CP, 1.38% due 1/8/03.........................      238,605            --            --
   Crown Point CP, 1.39% due 1/10/03........................      730,223       914,444       685,165
   Dresdner Bank FRN, 1.775% due 10/06/03...................    1,719,955            --       371,250
   Lexington Parker CP, 1.39% due 1/15/03...................           --        84,543            --
   Merrill Lynch MTN, 1.38% due 1/27/03.....................      726,065     1,263,919            --
   Morgan Stanley FRN, 1.955% due 4/15/03...................           --       548,263            --
   Morgan Stanley FRN, 1.92% due 4/25/03....................           --     1,009,537            --
   Mortgage Interest CP, 1.42% due 1/13/03..................           --     3,467,143            --
   National City FRN, 1.695% due 3/5/03.....................           --       871,839            --
   National City FRN, 1.58625% due 11/10/03.................    1,500,843     1,452,738            --
   National Rural CP, 1.42% due 1/14/03.....................           --       692,334            --
   Royal Bank of Canada TD, 1.22% due 1/2/03................      427,340       241,012       269,792
   Royal Bank TD, 1.28% due 1/2/03..........................      184,711            --            --
   UBS Warburg Repo, 1.11% due 1/2/03.......................      274,884       676,814        97,516
                                                              -----------   -----------    ----------
                                                              $21,490,070   $27,658,846    $7,955,210
                                                              ===========   ===========    ==========

6. INVESTMENT SECURITIES. During the six-month period ended December 31, 2002 purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                                 International
                                     WT Large Cap     Large Cap     Small Cap    Multi-Manager    Large Cap
                                     Growth Series   Core Series   Core Series      Series       Value Series
                                     -------------   -----------   -----------   -------------   ------------
    Purchases......................   $15,822,247    $15,401,123   $ 3,221,165    $62,693,470    $18,813,754
    Sales..........................    28,418,165     18,784,651    17,425,392     49,692,896     30,370,736

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

7. FINANCIAL HIGHLIGHTS

                                                For the
                                               Six-Month                                         For the Period
                                             Period Ended       For the Fiscal Years Ended     November 1, 1999(1)
                                           December 31, 2002   -----------------------------         through
                                              (Unaudited)      June 30, 2002   June 30, 2001      June 30, 2000
                                           -----------------   -------------   -------------   -------------------
  WT LARGE CAP GROWTH SERIES
  Total Return...........................       (9.72)%**        (31.32)%        (39.35)%             28.40%**
  Ratios to Average Net Assets:
    Expenses.............................         0.71%*            0.69%           0.69%              0.67%*
    Net investment income (loss).........         0.21%*            0.11%         (0.31)%            (0.47)%*
  Portfolio Turnover Rate................           27%               75%             78%                88%

                                              For the
                                             Six-Month
                                           Period Ended          For the Fiscal Years Ended June 30,
                                         December 31, 2002   -------------------------------------------
                                            (Unaudited)        2002       2001     2000    1999    1998
                                         -----------------   --------   --------   -----   -----   -----
   LARGE CAP CORE SERIES
   Total Return........................      (12.81)%**      (22.66)%   (21.50)%   8.53%     N/A     N/A
   Ratios to Average Net Assets:
     Expenses:
        Including expense
          limitations..................         0.80%*          0.80%      0.80%   0.80%   0.74%   0.74%
        Excluding expense
          limitations..................         0.86%*          0.84%      0.86%   0.84%   0.85%   0.87%
     Net investment income.............         1.05%           0.64%      0.39%   0.40%   0.70%   0.87%
   Portfolio Turnover Rate.............           22%             68%        72%     12%      5%     93%

                                                 For the
                                                Six-Month                                         For the Period
                                              Period Ended       For the Fiscal Years Ended     November 1, 1999(1)
                                            December 31, 2002   -----------------------------         through
                                               (Unaudited)      June 30, 2002   June 30, 2001      June 30, 2000
                                            -----------------   -------------   -------------   -------------------
  SMALL CAP CORE SERIES
  Total Return............................       (16.03)%**       (13.28)%         (6.81)%             37.30%**
  Ratios to Average Net Assets:
    Expenses..............................          0.76%*           0.74%           0.75%              0.49%*
    Net investment income.................          0.11%*           0.12%           0.22%              0.00%*
  Portfolio Turnover Rate.................             4%              44%             53%                33%

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

                                                  For the                                              For the Period
                                                 Six-Month                                              November 1,
                                               Period Ended          For the Fiscal Years Ended           1999(1)
                                             December 31, 2002   ----------------------------------       through
                                                (Unaudited)      June 30, 2002        June 30, 2001    June 30, 2000
                                             -----------------   -------------        -------------   ----------------
   INTERNATIONAL MULTI-MANAGER SERIES
   Total Return............................      (15.05)%**        (14.27)%             (27.48)%           20.70%**
   Ratios to Average Net Assets:
     Expenses:
        Including expense limitations......         1.07%*            1.07%                0.99%            0.95%*
        Excluding expense limitations......         1.07%*            1.07%                1.05%            0.95%*
     Net investment income.................         0.08%*            0.50%                0.62%            0.92%*
   Portfolio Turnover Rate.................           91%               91%                  86%              57%

                                                  For the                                              For the Period
                                                 Six-Month                                              November 1,
                                               Period Ended          For the Fiscal Years Ended           1999(1)
                                             December 31, 2002   ----------------------------------       through
                                                (Unaudited)      June 30, 2002        June 30, 2001    June 30, 2000
                                             -----------------   -------------        -------------   ----------------
   LARGE CAP VALUE SERIES
   Total Return............................      (10.21)%**        (23.81)%               9.38%            18.70%**
   Ratios to Average Net Assets:
     Expenses..............................         0.75%*            0.71%               0.72%             0.69%*
     Net investment income.................         1.16%*            0.86%               1.01%             0.82%*
   Portfolio Turnover Rate.................           40%              100%                109%              110%

------------------------
*    Annualized.
**   Not annualized.
(1)  Commencement of operations.

8. COMMITMENTS. At December 31, 2002, the International Multi-Manager Series had entered into forward foreign currency exchange contracts, which contractually obligate the Series to deliver or receive currencies at specified future dates. The open contracts were as follows:

                                                                          Net Unrealized
  Settlement                              Contract        Value at         Appreciation
     Date           Currency Sold          Amount     December 31, 2002   (Depreciation)
  ----------   -----------------------   ----------   -----------------   --------------
  2/26/2003    35,945,000 Czech Koruna   $1,161,464      $1,193,161          $(31,696)

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same Board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Trustees of the Fund Complex and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment            40        Rodney Square
Date of Birth: 2/49           President and   death, resignation    Officer of                            Management
                              Chairman of     or removal. Trustee,  Wilmington Trust                      Corporation
                              the Board       President and         Company since                         (registered
                                              Chairman of the       February 1996.                        investment
                                              Board since October                                         adviser)
                                              1998.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director           40        None
100 Wilshire Boulevard                        death, resignation    and President,
Suite 600                                     or removal. Trustee   Roxbury Capital
Santa Monica, CA 90401                        since October 1999.   Management LLC since
Date of Birth: 11/36                                                1998. Prior to 1998,
                                                                    Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management
    Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ROBERT H. ARNOLD                 Trustee      Shall serve until     Founder and                 40        None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

ERIC BRUCKER                     Trustee      Shall serve until     Dean, School of             40        None
Date of Birth: 12/41                          death, resignation    Business
                                              or removal. Trustee   Administration of
                                              since October 1999.   Widener University
                                                                    since July 2001.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001 and
                                                                    Dean, School of
                                                                    Management at the
                                                                    University of
                                                                    Michigan prior to
                                                                    September 1998.

NICHOLAS A. GIORDANO             Trustee      Shall serve until     Consultant,                 40        Kalmar Pooled
Date of Birth: 3/43                           death, resignation    financial services                    Investment
                                              or removal. Trustee   organizations from                    Trust;
                                              since October 1998.   1997 to present;                      Independence
                                                                    Interim President,                    Blue Cross;
                                                                    LaSalle University                    Fotoball,
                                                                    from 1998 to 1999;                    U.S.A.
                                                                    President and Chief                   (sporting and
                                                                    Executive Officer,                    athletics
                                                                    Philadelphia Stock                    goods
                                                                    Exchange from 1981                    manufacturer);
                                                                    to 1997.                              DaisyTek
                                                                                                          International
                                                                                                          (wholesale
                                                                                                          paper and
                                                                                                          paper
                                                                                                          products);
                                                                                                          Selas
                                                                                                          Corporation
                                                                                                          of America
                                                                                                          (industrial
                                                                                                          furnaces and
                                                                                                          ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
LOUIS KLEIN JR.                  Trustee      Shall serve until     Self-employed               40        Manville
Date of Birth: 5/35                           death, resignation    financial consultant                  Personal
                                              or removal. Trustee   since 1991.                           Injury
                                              since October 1999.                                         Settlement
                                                                                                          Trust

CLEMENT C. MOORE, II             Trustee      Shall serve until     Managing Partner,           40        None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN                 Trustee      Shall serve until     Retired since 1993.         40        St. Joe Paper
Date of Birth: 5/32                           death, resignation                                          Co.
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT                  Trustee      Shall serve until     Dean and Professor          40        St. Thomas
Date of Birth: 4/51                           death, resignation    of Law, Villanova                     More Society
                                              or removal. Trustee   University School of                  of
                                              since November 2001.  Law since July 1997.                  Pennsylvania.
                                                                    Associate Dean for
                                                                    Academic Affairs
                                                                    University of
                                                                    Maryland School of
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,            N/A        None
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,            N/A        None
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice                N/A        None
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Vice President,            N/A        None
Date of Birth: 8/57           and Chief       pleasure of the       Wilmington Trust
                              Financial       Board and until       Company since 1996.
                              Officer         successor is elected
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and         N/A        None
400 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington        N/A        None
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                       John R. Giles, Vice President and
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               INVESTMENT ADVISER
                         Cramer Rosenthal McGlynn, LLC
                             707 Westchester Avenue
                             White Plains, NY 10640

                        Roxbury Capital Management, LLC
                         100 Wilshire Blvd., Suite 600
                             Santa Monica, CA 90401
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                                 Deutsche Bank
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Equity Portfolios.

WEP-SEMI-12/02

                                                                      WILMINGTON
                                                                           FUNDS

   EQUITY PORTFOLIOS

                  - LARGE CAP GROWTH
                  - LARGE CAP CORE
                  - SMALL CAP CORE
                  - INTERNATIONAL MULTI-MANAGER
                  - LARGE CAP VALUE
                                  SEMI-ANNUAL
                               December 31, 2002

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     The past year did not start out with great expectations for the fixed income market as many anticipated that the aggressive moves by the Federal Reserve to lower interest rates would have a quick and positive impact on the economy. Instead, the rate cuts proved to have a relatively narrow benefit, helping the most rate-sensitive sectors of the economy, such as housing and auto sales. Many other areas of the economy continued to languish under large debt loads, over capacity, and fears of potentially fraudulent accounting practices. During the second half of 2002, the fixed income markets benefited from the inability of the economy to recover quickly.

     On November 6, the Federal Open Market Committee (FOMC) responded to the sub-par economic growth by lowering its federal funds rate target a larger-than-expected 50 basis points. The rate cut pushed the federal funds rate to a 40-year low of 1.25%. In its press release, the FOMC cited the greater uncertainty, in part attributable to geopolitical risks, as inhibiting spending, production, and employment. The additional monetary stimulus was intended to help the economy work through its current "soft spot". The additional monetary stimulus should continue to underpin spending on durable goods and housing and help restore business and consumer confidence.

     As we enter 2003, numerous potential risks to the economy remain. Fragile consumer confidence, anemic business spending, continued geopolitical risks associated with terrorism, Iraq, and Korea remain obstacles to a solid economic recovery. Given the stable inflation environment, we expect the Federal Reserve to remain on the sidelines until concrete evidence of a sustainable uptrend emerges. It is our expectation that the highly stimulative monetary policy already in place, and the likelihood of a fiscal package early in 2003, will lead to an acceleration of economic growth toward the latter half of this year and into 2004.

INVESTMENT RESULTS

     For the six-month period ended December 31, 2002, the Wilmington Prime Money Market Portfolio paid shareholders dividends of $0.01 per share, the Wilmington U.S. Government Portfolio paid shareholders dividends of $0.01 per share and the Wilmington Tax-Exempt Portfolio paid shareholders dividends of $0.01 per share. Based on each Portfolio's net asset value of $1.00 per share, these dividends represented a return of 0.66%, 0.59% and 0.44%, respectively. A comparison of each Portfolio's performance versus its respective benchmark is presented below:

                                                         For the Six-Month
                                                           Period Ended
                                                         December 31, 2002
                                                         -----------------
WILMINGTON PRIME MONEY MARKET PORTFOLIO                        0.66%
Lipper Money Market Funds                                      0.45%

WILMINGTON U.S. GOVERNMENT PORTFOLIO                           0.59%
Lipper U.S. Government Money Market Funds                      0.48%

WILMINGTON TAX-EXEMPT PORTFOLIO                                0.44%
Lipper Tax-Exempt Money Market Funds                           0.41%

------------------------
Past performance is not indicative of future results. An investment in the Portfolios is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that any of the Portfolios will be able to maintain a stable net asset value of $1.00.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   PRESIDENT'S MESSAGE -- continued

     We invite your comments and questions and thank you for your investment in the Wilmington Money Market Portfolios -- Investor Shares. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         -s- Robert J. Christian

                                         Robert J. Christian
February 7, 2003                         President

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

                                                            Prime             U.S.
                                                         Money Market      Government      Tax-Exempt
                                                          Portfolio        Portfolio       Portfolio
                                                        --------------   --------------   ------------
ASSETS:
Investment in Series, at value........................  $2,461,724,995   $1,166,755,639   $582,117,556
Other assets..........................................          86,945           37,866         17,620
                                                        --------------   --------------   ------------
Total assets..........................................   2,461,811,940    1,166,793,505    582,135,176
                                                        --------------   --------------   ------------
LIABILITIES:
Dividends payable.....................................       2,119,980          690,311        286,339
Accrued expenses......................................         574,325          261,072        141,553
                                                        --------------   --------------   ------------
Total liabilities.....................................       2,694,305          951,383        427,892
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,459,117,635   $1,165,842,122   $581,707,284
                                                        ==============   ==============   ============
NET ASSETS CONSIST OF:
Paid-in capital.......................................  $2,459,097,501   $1,165,832,156   $581,706,572
Accumulated net realized gain on investments..........          20,134            9,966            712
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,459,117,635   $1,165,842,122   $581,707,284
                                                        ==============   ==============   ============
NET ASSETS BY SHARE CLASS:
  Investor Shares.....................................  $   35,317,074   $   34,705,578   $ 33,601,561
  Service Shares......................................   2,423,800,561    1,131,136,544    548,105,723
                                                        --------------   --------------   ------------
                                                        $2,459,117,635   $1,165,842,122   $581,707,284
                                                        ==============   ==============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares):
  Investor Shares.....................................      35,250,350       34,647,490     33,609,798
  Service Shares......................................   2,423,847,151    1,131,184,666    548,103,457
NET ASSET VALUE, offering and redemption price per
  share:
  Investor Shares.....................................           $1.00            $1.00          $1.00
                                                        ==============   ==============   ============
  Service Shares......................................           $1.00            $1.00          $1.00
                                                        ==============   ==============   ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                                                 Prime          U.S.
                                                              Money Market   Government    Tax-Exempt
                                                               Portfolio      Portfolio     Portfolio
                                                              ------------   -----------   -----------
NET INVESTMENT INCOME FROM SERIES:
  Interest income...........................................  $23,550,787    $ 9,923,487   $ 4,203,879
  Expenses..................................................   (5,789,103)    (2,852,521)   (1,444,954)
                                                              -----------    -----------   -----------
    Net investment income from Series.......................   17,761,684      7,070,966     2,758,925
                                                              -----------    -----------   -----------
EXPENSES:
  Transfer agent fees.......................................       22,000          9,044         4,277
  Reports to shareholders...................................       36,283         16,964        10,275
  Trustees' fees............................................        7,613          8,477         7,541
  Distribution fees -- Investor Shares......................       10,914          6,244         5,536
  Shareholder service fees -- Service Shares................    3,185,501      1,406,999       690,980
  Registration fees.........................................       20,181         19,267        15,104
  Professional fees.........................................       66,996         33,973        20,075
  Other.....................................................       40,405         26,322        12,181
                                                              -----------    -----------   -----------
    Total expenses..........................................    3,389,893      1,527,290       765,969
                                                              -----------    -----------   -----------
  Net investment income.....................................   14,371,791      5,543,676     1,992,956
                                                              -----------    -----------   -----------
NET REALIZED GAIN ON INVESTMENTS FROM SERIES................           --             --           394
                                                              -----------    -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $14,371,791    $ 5,543,676   $ 1,993,350
                                                              ===========    ===========   ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                               Prime             U.S.
                                           Money Market       Government       Tax-Exempt
                                             Portfolio         Portfolio        Portfolio
                                          ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.................  $    14,371,791   $     5,543,676   $   1,992,956
  Net realized gain on investments......               --                --             394
                                          ---------------   ---------------   -------------
Net increase in net assets resulting
  from operations.......................       14,371,791         5,543,676       1,993,350
                                          ---------------   ---------------   -------------
Distributions to shareholders from net
  investment income.....................      (14,371,791)       (5,543,676)     (1,992,956)
                                          ---------------   ---------------   -------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor
    Shares..............................      176,775,802        13,280,761     169,979,264
  Proceeds from shares sold -- Service
    Shares..............................    2,531,723,659     1,454,604,893     512,495,169
  Cost of shares issued on reinvestment
    of distributions:
    Investor Shares.....................           49,689            12,419           6,031
    Service Shares......................          804,410            62,147          18,201
  Cost of shares redeemed -- Investor
    Shares..............................     (184,822,055)       (2,163,151)   (165,980,342)
  Cost of shares redeemed -- Service
    Shares..............................   (2,466,761,585)   (1,298,444,127)   (458,174,852)
                                          ---------------   ---------------   -------------
Net increase in net assets from
  Portfolio share transactions..........       57,769,920       167,352,942      58,343,471
                                          ---------------   ---------------   -------------
Total increase in net assets............       57,769,920       167,352,942      58,343,865
NET ASSETS:
  Beginning of period...................    2,401,347,715       998,489,180     523,363,419
                                          ---------------   ---------------   -------------
  End of period.........................  $ 2,459,117,635   $ 1,165,842,122   $ 581,707,284
                                          ===============   ===============   =============
                                              Shares            Shares           Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:   ---------------   ---------------   -------------
  Shares sold -- Investor Shares........      176,775,802        13,280,761     169,979,264
  Shares sold -- Service Shares.........    2,531,723,659     1,454,604,893     512,495,169
  Shares issued on reinvestment of
    distributions --
    Investor Shares.....................           49,689            12,419           6,031
    Service Shares......................          804,410            62,147          18,201
  Shares redeemed -- Investor Shares....     (184,822,055)       (2,163,151)   (165,980,342)
  Shares redeemed -- Service Shares.....   (2,466,761,585)   (1,298,444,127)   (458,174,852)
                                          ---------------   ---------------   -------------
  Net increase in shares................       57,769,920       167,352,942      58,343,471
                                          ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                           Prime             U.S.
                                                       Money Market       Government       Tax-Exempt
                                                         Portfolio         Portfolio        Portfolio
                                                      ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.............................  $    50,983,985   $    19,705,279   $   6,396,317
  Net realized gain on investments..................            9,681             1,820           1,978
                                                      ---------------   ---------------   -------------
Net increase in net assets resulting from
  operations........................................       50,993,666        19,707,099       6,398,295
                                                      ---------------   ---------------   -------------
Distributions to shareholders:
  From net investment income........................      (50,983,985)      (19,705,279)     (6,396,317)
  From net realized gain............................          (57,501)          (62,227)             --
                                                      ---------------   ---------------   -------------
Total distributions.................................      (51,041,486)      (19,767,506)     (6,936,317)
                                                      ---------------   ---------------   -------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares......      766,993,762       179,212,549     429,734,505
  Proceeds from shares sold -- Service Shares.......    6,049,840,226     4,157,872,622     899,037,727
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares.................................          825,091           123,271          31,849
    Service Shares..................................        2,696,341           302,170          85,563
  Cost of shares redeemed -- Investor Shares........   (1,107,387,956)     (251,082,336)   (465,307,489)
  Cost of shares redeemed -- Service Shares.........   (5,849,862,831)   (4,303,977,953)   (815,008,718)
                                                      ---------------   ---------------   -------------
Net increase (decrease) in net assets from Portfolio
  share transactions................................     (136,895,367)     (217,549,677)     48,573,437
                                                      ---------------   ---------------   -------------
Total increase (decrease) in net assets.............     (136,943,187)     (217,610,084)     48,575,415
NET ASSETS:
  Beginning of year.................................    2,538,290,902     1,216,099,264     474,788,004
                                                      ---------------   ---------------   -------------
  End of year.......................................  $ 2,401,347,715   $   998,489,180   $ 523,363,419
                                                      ===============   ===============   =============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                        Shares            Shares          Shares
                                                      ---------------   ---------------   -------------
  Shares sold -- Investor Shares....................      766,993,762       179,212,549     429,734,505
  Shares sold -- Service Shares.....................    6,049,840,226     4,157,872,622     899,037,727
  Shares issued on reinvestment of distributions --
    Investor Shares.................................          825,091           123,271          31,849
    Service Shares..................................        2,696,341           302,170          85,563
  Shares redeemed -- Investor Shares................   (1,107,387,956)     (251,082,336)   (465,307,489)
  Shares redeemed -- Service Shares.................   (5,849,862,831)   (4,303,977,953)   (815,008,718)
                                                      ---------------   ---------------   -------------
  Net increase (decrease) in shares.................     (136,895,367)     (217,549,677)     48,573,437
                                                      ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                   For the                                              For the Period
                                  Six-Month                                               October 1,      For the Fiscal Years
                                 Period Ended             For the Fiscal Years               1998                 Ended
                                 December 31,                Ended June 30,                through            September 30,
                                     2002          ----------------------------------      June 30,      -----------------------
PRIME MONEY MARKET PORTFOLIO --  (Unaudited)        2002          2001      2000(+)        1999(+)        1998(+)      1997(+)
INVESTOR SHARES                  ------------      -------      --------   ----------   --------------   ----------   ----------
NET ASSET VALUE -- BEGINNING OF
  PERIOD.......................    $  1.00         $  1.00      $   1.00   $     1.00     $     1.00     $     1.00   $     1.00
                                   -------         -------      --------   ----------     ----------     ----------   ----------
INVESTMENT OPERATIONS:
  Net investment income........       0.01            0.02          0.06         0.05           0.04           0.05         0.05
                                   -------         -------      --------   ----------     ----------     ----------   ----------
DISTRIBUTIONS:
  From net investment income...      (0.01)          (0.02)        (0.06)       (0.05)         (0.04)         (0.05)       (0.05)
  From net realized gain.......         --              --(2)         --           --             --             --           --
                                   -------         -------      --------   ----------     ----------     ----------   ----------
    Total distributions........      (0.01)          (0.02)        (0.06)       (0.05)         (0.04)         (0.05)       (0.05)
                                   -------         -------      --------   ----------     ----------     ----------   ----------
NET ASSET VALUE -- END OF
  PERIOD.......................    $  1.00         $  1.00      $   1.00   $     1.00     $     1.00     $     1.00   $     1.00
                                   =======         =======      ========   ==========     ==========     ==========   ==========
TOTAL RETURN...................      0.66%**         2.26%         5.68%        5.45%          3.51%**        5.26%        5.17%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses.....................      0.52%*          0.43%         0.48%        0.50%          0.52%*         0.53%        0.54%
  Net investment income........      1.30%*          2.54%         5.70%        5.35%          4.61%*         5.13%        5.06%
Net assets at end of period
  (000 omitted)................    $35,317         $43,314      $382,884   $2,064,018     $1,651,174     $1,702,734   $1,191,271

------------------------
*  Annualized.
** Not annualized.
(+)Effective November 1, 1999, the Rodney Square Money Market Portfolio ("Rodney
   Square Portfolio") was merged into the Wilmington Prime Money Market Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1)Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Prime Money Market Series.
(2)Distributions were less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                  For the                                          For the Period
                                 Six-Month                                           October 1,     For the Fiscal Years
                                Period Ended         For the Fiscal Years               1998                Ended
                                December 31,            Ended June 30,                through           September 30,
                                    2002       ---------------------------------      June 30,      ---------------------
U.S. GOVERNMENT PORTFOLIO --    (Unaudited)       2002        2001      2000(+)       1999(+)        1998(+)     1997(+)
INVESTOR SHARES                 ------------   ----------   --------   ---------   --------------   ---------   ---------
NET ASSET VALUE -- BEGINNING
  OF PERIOD...................    $   1.00      $   1.00    $   1.00   $    1.00     $    1.00      $    1.00   $    1.00
                                  --------      --------    --------   ---------     ---------      ---------   ---------
INVESTMENT OPERATIONS:
  Net investment income.......        0.01          0.02        0.05        0.05          0.03           0.05        0.05
                                  --------      --------    --------   ---------     ---------      ---------   ---------
DISTRIBUTIONS:
  From net investment
    income....................       (0.01)        (0.02)      (0.05)      (0.05)        (0.03)         (0.05)      (0.05)
  From net realized gain......          --            --(2)       --          --            --             --          --
                                  --------      --------    --------   ---------     ---------      ---------   ---------
    Total distributions.......       (0.01)        (0.02)      (0.05)      (0.05)        (0.03)         (0.05)      (0.05)
                                  --------      --------    --------   ---------     ---------      ---------   ---------
NET ASSET VALUE -- END OF
  PERIOD......................    $   1.00      $   1.00    $   1.00   $    1.00     $    1.00      $    1.00   $    1.00
                                  ========      ========    ========   =========     =========      =========   =========
TOTAL RETURN..................       0.59%**       2.02%       5.50%       5.25%         3.42%**        5.19%       5.07%
RATIOS (TO AVERAGE NET
  ASSETS)/ SUPPLEMENTAL
  DATA:(1)
  Expenses....................       0.55%*        0.54%       0.54%       0.54%         0.54%*         0.54%       0.55%
  Net investment income.......       1.14%*        2.37%       5.59%       5.17%         4.51%*         5.06%       4.96%
Net assets at end of period
  (000 omitted)...............    $ 34,706      $ 23,576    $ 95,324   $ 765,121     $ 547,833      $ 802,153   $ 378,475

------------------------
*  Annualized.
** Not annualized.
(+)Effective November 1, 1999, the Rodney Square U.S. Government Portfolio
   ("Rodney Square Portfolio") was merged into the Wilmington U.S. Government Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1)Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- U.S. Government Series.
(2)Distributions were less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL HIGHLIGHTS -- continued

                               For the                                          For the Period
                              Six-Month                                           October 1,     For the Fiscal Years
                             Period Ended         For the Fiscal Years               1998                Ended
                             December 31,            Ended June 30,                through           September 30,
                                 2002       ---------------------------------      June 30,      ---------------------
TAX-EXEMPT PORTFOLIO --      (Unaudited)       2002        2001      2000(+)       1999(+)        1998(+)     1997(+)
INVESTOR SHARES              ------------   ----------   --------   ---------   --------------   ---------   ---------
NET ASSET
  VALUE -- BEGINNING OF
  PERIOD...................    $   1.00      $   1.00    $   1.00   $    1.00     $    1.00      $    1.00   $    1.00
                               --------      --------    --------   ---------     ---------      ---------   ---------
INVESTMENT OPERATIONS:
  Net investment income....        0.01          0.01        0.03        0.03          0.02           0.03        0.03
                               --------      --------    --------   ---------     ---------      ---------   ---------
DISTRIBUTIONS:
  From net investment
    income.................       (0.01)        (0.01)      (0.03)      (0.03)        (0.02)         (0.03)      (0.03)
                               --------      --------    --------   ---------     ---------      ---------   ---------
NET ASSET VALUE -- END OF
  PERIOD...................    $   1.00      $   1.00    $   1.00   $    1.00     $    1.00      $    1.00   $    1.00
                               ========      ========    ========   =========     =========      =========   =========
TOTAL RETURN...............       0.44%**       1.30%       3.38%       3.23%         1.96%**        3.11%       3.09%
RATIOS (TO AVERAGE NET
  ASSETS)/ SUPPLEMENTAL
  DATA:(1)
  Expenses.................       0.57%*        0.56%       0.53%       0.55%         0.55%*         0.55%       0.57%
  Net investment income....       0.87%*        1.49%       3.36%       3.21%         2.58%*         3.05%       3.05%
Net assets at end of period
  (000 omitted)............    $ 33,602      $ 29,597    $ 65,138   $ 483,092     $ 451,509      $ 392,610   $ 280,864

------------------------
*  Annualized.
** Not annualized.
(+)Effective November 1, 1999, the Rodney Square Tax-Exempt Fund ("Rodney Square
   Portfolio") was merged into the Wilmington Tax-Exempt Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1)Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Tax-Exempt Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio, and Wilmington Tax-Exempt Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolios currently offer two classes of shares: Investor Shares and Service Shares. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. Service Shares are offered to investors, which use a financial intermediary to process transactions with the Portfolios and are subject to a shareholder servicing fee. Information regarding the Service Shares is included in a separate shareholder report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of December 31, 2002, each Portfolio owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Portfolio's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Tax-Exempt Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee or administrative and accounting fee directly, but rather indirectly through their investments in the Series. The investment adviser, administrator and accounting agent to each Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. These fees charged to the Series are discussed in the notes to the Series' financial statements.

   The Investor Shares of each Portfolio have adopted a distribution plan under Rule 12b-l that allows a Portfolio to pay a fee to PFPC Distributors, Inc. for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. While the Rule 12b-l Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets of the Investor Shares, the Board of Trustees limited annual payments to 0.10% of average daily net assets.

   The Service Shares of each Portfolio have adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                        Prime Money       U.S. Government    Tax-Exempt
                                      Market Portfolio       Portfolio       Portfolio
                                      ----------------    ---------------    ----------
Six-Month period ended December 31,
  2002
Ordinary Income.....................    $14,371,791         $ 5,543,676              --
Tax-Exempt Income...................             --                  --      $1,992,956
Year ended June 30, 2002
Ordinary Income.....................    $51,041,486         $19,767,506              --
Tax-Exempt Income...................             --                  --      $6,396,317

   As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                        Prime Money       U.S. Government    Tax-Exempt
                                      Market Portfolio       Portfolio       Portfolio
                                      ----------------    ---------------    ----------
Undistributed ordinary income.......    $    20,134         $     9,966      $      712

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2002 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
  (Showing Percentage of Total Investments)

                                                                Moody's/S&P     Principal          Value
                                                                 Rating(1)        Amount          (Note 2)
                                                                -----------    ------------    --------------
CERTIFICATES OF DEPOSIT -- 36.7%
 FOREIGN BANKS, FOREIGN CENTERS -- 22.0%
    Bank of Nova Scotia, 1.35%, 03/03/03....................     P-1, A-1      $ 75,000,000    $   75,000,000
    Banque Nationale de Paris, 1.86%, 01/06/03..............     P-1, A-1+      100,000,000       100,000,107
    Barclay's Bank PLC, 2.10%, 01/10/03.....................     P-1, A-1+       70,000,000        70,000,000
    Credit Agricole Indosuez, 1.79%, 05/01/03...............     P-1, A-1+      110,000,000       110,003,602
    Dresdner Bank, 1.63%, 02/18/03..........................     P-1, A-1        75,000,000        75,000,000
    Landesbank Hessen-Thuring Girozentrale, 1.84%,
      01/21/03..............................................     P-1, A-1+       75,000,000        75,000,392
    Landesbank Hessen-Thuring Girozentrale, 1.70%,
      02/24/03..............................................     P-1, A-1+       35,000,000        34,996,395
                                                                                               --------------
                                                                                                  540,000,496
                                                                                               --------------
 FOREIGN BANKS, U.S. BRANCHES -- 10.2%
    Canadian Imperial Bank of Commerce, 2.72%, 04/14/03.....     P-1, A-1        26,500,000        26,579,920
    Dresdner Bank, 2.75%, 04/17/03..........................     P-1, A-1        33,000,000        33,103,872
    Royal Bank of Scotland, 2.09%, 01/10/03.................     P-1, A-1+       80,000,000        80,000,044
    Toronto Dominion, 1.63%, 02/18/03.......................     P-1, A-1       110,000,000       110,000,000
                                                                                               --------------
                                                                                                  249,683,836
                                                                                               --------------
 U.S. BANKS, U.S. BRANCHES -- 4.5%
    Chase Bank (USA), 1.91%, 01/21/03.......................     P-1, A-1+      110,000,000       110,000,000
                                                                                               --------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $899,684,332).......................................       899,684,332
                                                                                               --------------
COMMERCIAL PAPER -- 37.2%
 AUTOMOBILES -- 1.2%
    Volkswagen of America, Inc., 1.77%, 01/17/03............     P-1, A-1        29,515,000        29,493,233
                                                                                               --------------
 BANKS -- 5.7%
    Barclay's Bank, PLC, 1.33%, 03/17/03....................     P-1, A-1+       40,000,000        39,890,645
    Societe Generale, 1.84%, 01/06/03.......................     P-1, A-1+      100,000,000        99,979,611
                                                                                               --------------
                                                                                                  139,870,256
                                                                                               --------------
 FINANCE -- 7.9%
    CIT Group, 1.42%, 01/09/03..............................     P-1, A-1        50,000,000        49,986,194
    CIT Group, 1.40%, 01/13/03..............................     P-1, A-1        44,000,000        43,981,178
    Park Avenue Receivables Corp., 1.71%, 01/08/03..........     P-1, A-1        50,000,000        49,985,750
    Park Avenue Receivables Corp., 1.71%, 01/09/03..........     P-1, A-1        50,000,000        49,983,375
                                                                                               --------------
                                                                                                  193,936,497
                                                                                               --------------
 FINANCIAL SERVICES -- 4.5%
    Morgan Stanley & Co., Inc., 1.33%, 03/19/03.............     P-1, A-1       110,000,000       109,691,144
                                                                                               --------------
 INSURANCE -- 0.8%
    Allianz Finance Corp., 1.34%, 02/07/03..................     P-1, A-1+       20,375,000        20,347,697
                                                                                               --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued
__

                                                                Moody's/S&P     Principal          Value
                                                                 Rating(1)        Amount          (Note 2)
                                                                -----------    ------------    --------------
LEASING -- 9.2%
    International Lease Finance Corp., 1.82%, 01/23/03......     P-1, A-1+     $ 50,000,000    $   49,946,917
    International Lease Finance Corp., 1.81%, 01/24/03......     P-1, A-1+       20,000,000        19,977,878
    International Lease Finance Corp., 1.34%, 02/13/03......     P-1, A-1+       48,500,000        48,424,178
    Vehicle Servicing Corp. of America, 1.35%, 04/15/03.....     N/R, A-1+      110,000,000       109,575,125
                                                                                               --------------
                                                                                                  227,924,098
                                                                                               --------------
 MEDICAL SERVICES -- 1.4%
    Medical Building VIII, 1.52%, 01/06/03..................     N/R, A-1+       33,200,000        33,194,393
                                                                                               --------------
 UTILITIES -- 6.5%
    Centrica PLC, 1.32%, 01/17/03...........................     P-1, A-1        40,000,000        39,978,000
    Centrica PLC, 1.64%, 01/30/03...........................     P-1, A-1        50,000,000        49,936,222
    Centrica PLC, 1.35%, 02/10/03...........................     P-1, A-1        20,000,000        19,970,750
    Florida Power & Light Co., 1.40%, 01/07/03..............     P-1, A-1        50,000,000        49,990,278
                                                                                               --------------
                                                                                                  159,875,250
                                                                                               --------------
   TOTAL COMMERCIAL PAPER (COST $914,332,568)..............................................       914,332,568
                                                                                               --------------
BANK NOTES -- 9.0%
    National City Bank of Cleveland, 1.36%, 01/21/03*.......     P-1, A-1       110,000,000       110,000,000
    Wells Fargo Bank, N.A., 1.36%, 01/21/03*................     P-1, A-1+       75,000,000        75,000,000
    Wells Fargo Bank, N.A., 1.68%, 04/01/03.................     P-1, A-1+       35,000,000        35,002,522
                                                                                               --------------
   TOTAL BANK NOTES (COST $220,002,522)....................................................       220,002,522
                                                                                               --------------
CORPORATE NOTES -- 6.6%
    General Electric Capital, 1.42%, 01/22/03*..............     Aaa, AAA        61,745,000        61,744,997
    Merrill Lynch & Co., Inc., 6.00%, 02/12/03..............      Aa3, A+        25,000,000        25,113,100
    Merrill Lynch & Co., Inc., 1.41%, 01/02/03*.............      Aa3, A+        75,000,000        75,000,000
                                                                                               --------------
   TOTAL CORPORATE NOTES (COST $161,858,097)...............................................       161,858,097
                                                                                               --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued
__

                                                                                Principal          Value
                                                                                  Amount          (Note 2)
                                                                               ------------    --------------
REPURCHASE AGREEMENTS -- 10.5%
    With CS First Boston, Inc.: at 1.25%, dated 12/31/02, to be repurchased at $28,355,469 on 01/02/03, collateralized by $28,924,328 of Tennessee
     Valley Authority Bond 6.75% due 11/01/25 (Cost $28,353,500)...........    $ 28,353,500    $   28,353,500
    With UBS Warburg, Inc.: at 1.26%, dated 12/31/02, to be repurchased at
     $230,016,100 on 01/02/03, collateralized by $236,901,148 of Federal
     National Mortgage Association Securities with various coupons and maturities to 11/01/32 and Federal Home Loan Mortgage Corporation
     Securities with various coupons and maturities to 12/01/32 (Cost
     $230,000,000).........................................................     230,000,000       230,000,000
                                                                                               --------------
TOTAL REPURCHASE AGREEMENTS (Cost $258,353,500)............................                       258,353,500
                                                                                               --------------
TOTAL INVESTMENTS (Cost $2,454,231,019)+ -- 100.0%.........................                    $2,454,231,019
                                                                                               ==============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2002. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
(+)Cost of federal income tax purposes.
(1)Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                               Principal         Value
                                                                 Amount         (Note 2)
                                                              ------------   --------------
U.S. AGENCY OBLIGATIONS -- 75.5%
 FEDERAL FARM CREDIT BANKS NOTES -- 3.5%
    Federal Farm Credit Banks Notes, 2.30%, 02/03/03........  $  5,000,000   $    5,002,380
    Federal Farm Credit Banks Notes, 5.00%, 02/03/03........     7,755,000        7,776,294
    Federal Farm Credit Banks Notes, 1.72%, 03/03/03........    24,710,000       24,708,720
    Federal Farm Credit Banks Notes, 5.31%, 04/15/03........     5,000,000        5,056,301
                                                                             --------------
                                                                                 42,543,695
                                                                             --------------
 FEDERAL HOME LOAN BANKS DISCOUNT NOTES -- 8.0%
    Federal Home Loan Banks Discount Notes, 1.27%,
     01/02/03...............................................    45,951,000       45,951,000
    Federal Home Loan Banks Discount Notes, 1.25%,
     02/19/03...............................................    50,000,000       49,916,667
                                                                             --------------
                                                                                 95,867,667
                                                                             --------------
 FEDERAL HOME LOAN BANKS NOTES -- 21.8%
    Federal Home Loan Banks Notes, 1.26%, 01/03/03*.........    50,000,000       49,980,935
    Federal Home Loan Banks Notes, 5.13%, 01/13/03..........    90,805,000       90,902,284
    Federal Home Loan Banks Notes, 5.84%, 01/13/03..........     4,695,000        4,700,865
    Federal Home Loan Banks Notes, 5.53%, 01/15/03..........     5,250,000        5,256,792
    Federal Home Loan Banks Notes, 1.27%, 01/17/03*.........    20,000,000       19,999,501
    Federal Home Loan Banks Notes, 6.00%, 01/28/03..........     2,000,000        2,004,932
    Federal Home Loan Banks Notes, 7.00%, 02/14/03..........    18,550,000       18,662,791
    Federal Home Loan Banks Notes, 1.72%, 03/10/03..........     6,200,000        6,200,000
    Federal Home Loan Banks Notes, 4.50%, 05/15/03..........     4,485,000        4,529,485
    Federal Home Loan Banks Notes, 5.13%, 09/15/03..........    15,000,000       15,353,108
    Federal Home Loan Banks Notes, 1.90%, 10/27/03..........     5,000,000        5,000,051
    Federal Home Loan Banks Notes, 1.86%, 11/10/03..........    15,000,000       15,000,000
    Federal Home Loan Banks Notes, 1.70%, 12/03/03..........    15,000,000       14,997,420
    Federal Home Loan Banks Notes, 1.61%, 12/08/03..........    10,000,000       10,000,000
                                                                             --------------
                                                                                262,588,164
                                                                             --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 4.1%
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.27%, 01/28/03........................................    50,000,000       49,954,139
                                                                             --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 16.9%
    Federal Home Loan Mortgage Corporation Notes, 9.75%,
     02/14/03...............................................    65,000,000       65,632,369
    Federal Home Loan Mortgage Corporation Notes, 7.00%,
     02/15/03...............................................    38,720,000       38,953,145
    Federal Home Loan Mortgage Corporation Notes, 4.75%,
     03/15/03...............................................    73,759,000       74,239,553
    Federal Home Loan Mortgage Corporation Notes, 6.22%,
     03/24/03...............................................     5,500,000        5,556,674
    Federal Home Loan Mortgage Corporation Notes, 7.38%,
     05/15/03...............................................    14,220,000       14,534,726
    Federal Home Loan Mortgage Corporation Notes, 3.25%,
     10/10/03...............................................     5,000,000        5,056,460
                                                                             --------------
                                                                                203,972,927
                                                                             --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                               Principal         Value
                                                                 Amount         (Note 2)
                                                              ------------   --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 6.7%
    Federal National Mortgage Association Discount Notes,
     1.64%, 01/22/03........................................  $ 50,000,000   $   49,954,444
    Federal National Mortgage Association Discount Notes,
     1.75%, 01/23/03........................................     6,198,000        6,191,673
    Federal National Mortgage Association Discount Notes,
     1.29%, 04/30/03........................................    25,000,000       24,894,292
                                                                             --------------
                                                                                 81,040,409
                                                                             --------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 12.4%
    Federal National Mortgage Association Notes, 5.25%,
     01/15/03...............................................    50,347,000       50,407,966
    Federal National Mortgage Association Notes, 5.00%,
     02/14/03...............................................    69,815,000       70,085,963
    Federal National Mortgage Association Notes, 5.75%,
     04/15/03...............................................     4,416,000        4,471,198
    Federal National Mortgage Association Notes, 4.63%,
     05/15/03...............................................    24,000,000       24,282,879
                                                                             --------------
                                                                                149,248,006
                                                                             --------------
 STUDENT LOAN MARKETING ASSOCIATION NOTES -- 2.1%
    Student Loan Marketing Association Notes, 2.25%,
     01/03/03...............................................    25,000,000       25,000,412
                                                                             --------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $910,215,419)......................      910,215,419
                                                                             --------------
REPURCHASE AGREEMENTS -- 24.5%
    With CS First Boston, Inc.: at 1.25%, dated 12/31/02, to
     be repurchased at $145,357,486 on 01/02/03,
     collateralized by $148,245,402 of Federal National
     Mortgage Association Securities with various coupons
     and maturities to 11/15/30 and Federal Home Loan Banks
     Bond 5.125% due 03/06/06 (Cost $145,337,300)...........   145,337,300      145,337,300
    With UBS Warburg, Inc.: at 1.26%, dated 12/31/02, to be
     repurchased at $150,010,500 on 01/02/03, collateralized
     by $154,500,235 of Federal National Mortgage
     Association Securities with various coupons and
     maturities to 06/01/32 and Federal Home Loan Mortgage
     Corporation Securities with various coupons and
     maturities to 07/01/32 (Cost $150,000,000).............   150,000,000      150,000,000
                                                                             --------------
TOTAL REPURCHASE AGREEMENTS (Cost $295,337,300)...........................      295,337,300
                                                                             --------------
TOTAL INVESTMENTS (Cost $1,205,552,719)(+) -- 100.0%......................   $1,205,552,719
                                                                             ==============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2002. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
(+)Cost for federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                               Moody's/S&P    Principal       Value
                                                                Rating(1)      Amount        (Note 2)
                                                              -------------  -----------   ------------
MUNICIPAL BONDS -- 100.0%
 ALABAMA -- 0.7%
    Alabama Housing Fin. Auth. Rev. Bonds (Rime Village
      Hoover Proj.), FNMA Gtd., Ser. 1996-A, 1.55%,
      01/01/03*.............................................    N/R, A-1+    $ 4,200,000   $  4,200,000
                                                                                           ------------
 ARIZONA -- 3.1%
    Salt River Proj., AZ Agric. Imp. & Power Dist. Electric
      Sys Rev. Bond TECP, 1.05%, 02/21/03...................    P-1, A-1+      8,100,000      8,100,000
    Salt River Proj., AZ Agric. Imp. & Power Dist. Electric
      Sys Rev. Bond TECP, Ser. A, 1.45%, 01/17/03...........    P-1, A-1+      9,900,000      9,900,000
                                                                                           ------------
                                                                                             18,000,000
                                                                                           ------------
 COLORADO -- 0.3%
    Pitkin County Ind. Dev. Ref. Rev. Bonds (Aspen Skiing
      Co. Proj.), LOC Bank One N.A., Ser. 1994-A, 1.75%,
      01/02/03*.............................................    N/R, A-1       1,800,000      1,800,000
                                                                                           ------------
 FLORIDA -- 10.1%
    City of Jacksonville, FL (Florida Power And Light Co.
      Proj.), Ser. 1992, 1.18%, 01/08/03....................    P-1, A-1       6,150,000      6,150,000
    Florida Municipal Power Agency Initial Pooled Loan Proj
      Commercial Paper Notes, LOC First Union Bank, Ser. A,
      1.15%, 01/13/03.......................................    P-1, A-1      19,000,000     19,000,000
    Orange County, FL Health Fac. Auth. Ref. Prog. Rev.
      Bonds (Pooled Hosp. Loan Prog.), LOC SunTrust Bank,
      Ser. 1985, 1.35%, 02/10/03............................  VMIG-1, A-1+     8,000,000      8,000,000
    Orange County, FL Housing Fin. Auth. Multi-Family
      Housing Ref. Rev. Bonds (Post Fountains at Lee Vista
      Proj.), LOC SunTrust Bank, Ser. 1997E, 1.55%,
      01/01/03*.............................................    N/R, A-1+      4,235,000      4,235,000
    Orlando, FL Utilities Commission Water And Electric Rev
      Bond Ant. Notes, 1999 Ser. A, 1.50%, 01/15/03.........    P-1, N/R      10,300,000     10,300,000
    Palm Beach County, FL Health Fac. Auth. Variable Rate
      Rev Bonds (Bethesda Healthcare Sys. Proj.), LOC
      SunTrust Bank Ser. 2001, 1.80%, 01/02/03*.............   VMIG-1, N/R    10,800,000     10,800,000
                                                                                           ------------
                                                                                             58,485,000
                                                                                           ------------
 GEORGIA -- 11.6%
    Atlanta, GA Downtown Dev. Auth. (CARE Proj.), LOC
      SunTrust Bank, Ser. 1993, 1.55%, 01/01/03*............   VMIG-1, N/R     1,865,000      1,865,000
    Burke County, GA Auth. Poll. Cntrl. Rev. Bonds (Georgia
      Power Co. Plant Vogtle Proj.), Ser. 1992, 1.80%,
      01/02/03*.............................................   VMIG-1, A-1     4,000,000      4,000,000
    Burke County, GA Dev. Auth. Poll. Cntrl. Rev. Bonds
      (Ogelthorpe Power Corp. Vogtle Proj.), AMBAC
      Insured/SBPA Rabo Bank, Ser. 1998A, 1.70%, 02/19/03...  VMIG-1, A-1+    12,000,000     12,000,000
    City of Smyrna, GA Housing Auth. Multi-Family Housing
      Rev Bonds (F&M Villages Proj.), FNMA Gtd., Ser. 1997,
      1.55%, 01/01/03*......................................    N/R, A-1+      4,300,000      4,300,000
    Clayton County, GA Hosp. Auth. Rev. Ant. Cert. (Southern
      Regional Medical Center Proj.), LOC SunTrust Bank,
      Ser. 1998B, 1.55%, 01/01/03*..........................    Aa1, N/R       3,810,000      3,810,000
    Cobb County, GA Dev. Auth. Rev. Bonds (Whitefield
      Academy, Inc. Proj.), LOC SunTrust Bank, Ser. 2000,
      1.55%, 01/01/03*......................................   VMIG-1, N/R     4,000,000      4,000,000
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1997, 1.55%,
      01/01/03*.............................................    Aa2, N/R       1,700,000      1,700,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                               Moody's/S&P    Principal       Value
                                                                Rating(1)      Amount        (Note 2)
                                                              -------------  -----------   ------------
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.55%,
      01/01/03*.............................................   VMIG-1, N/R   $ 4,800,000   $  4,800,000
    Columbus, GA Housing Auth. Rev. Bonds (Columbus State
      Univ. Foundation, Inc. Proj.), LOC SunTrust Bank,
      Ser.1997, 1.55%, 01/01/03*............................    Aa2, N/R       1,100,000      1,100,000
    Dekalb County, GA Hosp. Auth. Rev. Ant. Cert. (Dekalb
      Medical Center Proj.), LOC SunTrust Bank, Ser. 1993B,
      1.55%, 01/01/03*......................................   VMIG-1, N/R     2,500,000      2,500,000
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds
      (Georgia Kraft Co. Proj.), LOC BNP Paribas, 1.90%,
      01/02/03*.............................................    P-1, N/R       4,875,000      4,875,000
    Floyd County, GA Dev. Auth. Rev. Bonds (Berry College,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1999, 1.55%,
      01/01/03*.............................................    Aa2, N/R       3,500,000      3,500,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Arthritis
      Foundation, Inc. Proj.), LOC SunTrust Bank, Ser. 1996,
      1.55%, 01/01/03*......................................    Aa2, N/R       1,000,000      1,000,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Trinity School,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.55%,
      01/01/03*.............................................   VMIG-1, N/R     5,700,000      5,700,000
    Gwinnett County, GA Dev. Auth. Rev. Bonds (Wesleyan
      School, Inc. Proj.), LOC SunTrust Bank, Ser. 1999,
      1.55%, 01/01/03*......................................    Aa2, N/R       5,000,000      5,000,000
    Heard County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Wansley Proj.), Ser. 1996, 1.85%,
      01/02/03*.............................................   VMIG-1, A-1     2,000,000      2,000,000
    Macon Bibb County, GA Hosp. Auth. Rev. Ant. Cert.
      (Central GA Sr. Health, Inc. Carlyle Place Proj.), LOC
      SunTrust Bank, Ser. 2000, 1.80%, 01/02/03*............  VMIG-1, A-1+     2,500,000      2,500,000
    Monroe County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Scherer Proj.), Ser. 1997-1, 1.80%,
      01/02/03*.............................................   VMIG-1, A-1     3,000,000      3,000,000
                                                                                           ------------
                                                                                             67,650,000
                                                                                           ------------
 ILLINOIS -- 14.5%
    Illinois Dev. Fin. Auth. Rev. Bonds (Radiological
      Society Proj.), LOC American NB&T, Ser. 1997, 1.60%,
      01/02/03*.............................................    N/R, A-1+      2,420,000      2,420,000
    Illinois Dev. Fin. Auth. Rev. Bonds, (Goodman Theatre
      Proj.), LOC Bank One N.A./ Northern Trust, Ser. 1999,
      1.60%, 01/01/03*......................................    N/R, A-1+     13,400,000     13,400,000
    Illinois Educ. Fac. Auth. Rev. Bonds (ACI/Cultural
      Pooled Financing Proj.), LOC American NB&T, Ser. 1998,
      1.55%, 01/01/03*......................................    N/R, A-1+      9,500,000      9,500,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Depaul Univ.
      Proj.), LOC Northern Trust Co., Ser. 1992, 1.55%,
      01/01/03*.............................................  VMIG-1, A-1+    11,000,000     11,000,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ
      Proj.), Ser. 1998, 1.60%, 01/01/03*...................  VMIG-1, A-1+     1,800,000      1,800,000
    Illinois Health Fac. Auth. Rev. Bonds (Evanston Hosp.
      Corp.), Ser. 1985B, 1.75%, 01/16/03...................  VMIG-1, A-1+    10,000,000     10,000,000
    Illinois Health Fac. Auth. Rev. Bonds (Evanston Hosp.
      Corp.), Ser. 1987E, 1.48%, 02/27/03...................  VMIG-1, A-1+     5,000,000      5,000,000
    Illinois Health Fac. Auth. Rev. Bonds (Evanston Hosp.
      Corp.), Ser. 1996, 1.30%, 02/20/03....................  VMIG-1, A-1+     5,000,000      5,000,000
    Illinois Health Fac. Auth. Rev. Bonds (Northwestern
      Memorial Hosp. Proj.), Ser. 1995, 1.75%, 01/02/03*....  VMIG-1, A-1+     8,700,000      8,700,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                               Moody's/S&P    Principal       Value
                                                                Rating(1)      Amount        (Note 2)
                                                              -------------  -----------   ------------
    Illinois Health Fac. Auth. Rev. Bonds (Northwestern
      Memorial Hosp.), Ser. 2002A, 1.80%, 01/02/03*.........  VMIG-1, A-1+   $ 2,400,000   $  2,400,000
    Illinois Health Fac. Auth. Rev. Bonds (Univ. of
      Chicago), Ser. B-1, 2.70%, 07/01/03...................    N/R, A-1+      3,000,000      3,013,732
    Oak Forest, IL Dev. Rev. Bonds (Homewood Pool-South
      Suburban Mayors & Managers Assoc. Proj.), LOC Bank One
      N.A., Ser. 1989, 1.60%, 01/01/03*.....................   VMIG-1, N/R    11,900,000     11,900,000
                                                                                           ------------
                                                                                             84,133,732
                                                                                           ------------
 INDIANA -- 0.5%
    St. Joseph County, IN Educ. Fac. Rev. Bonds (University
      of Notre Dame Du Lac Project), Ser. 2002, 1.70%,
      01/02/03*.............................................   VMIG-1, N/R     2,700,000      2,700,000
                                                                                           ------------
 KANSAS -- 0.9%
    Wamego, KS Poll. Cntrl. Ref. Rev. Bonds (Utilicorp
      United, Inc. Proj.), LOC Bank One, NA, Ser. 1996,
      1.60%, 01/01/03*......................................    P-1, A-1       5,000,000      5,000,000
                                                                                           ------------
 LOUISIANA -- 0.5%
    Parish of East Baton Rouge, LA Poll. Cntrl. Rev. Ref.
      Bonds (Exxon Corp. Proj.), 1.80%, 01/02/03*...........    P-1, A-1+      2,700,000      2,700,000
                                                                                           ------------
 MARYLAND -- 2.3%
    Anne Arundel County, MD Gen. Oblig. Ant. Notes
      (Consolidated Water And Sewer Ser.), Ser. B, 1.05%,
      02/07/03..............................................    P-1, A-1+      5,000,000      5,000,000
    Montgomery County, MD TECP, Ser. 2002, 1.50%,
      02/14/03..............................................    P-1, A-1+      8,200,000      8,200,000
                                                                                           ------------
                                                                                             13,200,000
                                                                                           ------------
 MASSACHUSETTS -- 1.7%
    Massachusetts State Health & Educ. Fac. Auth. Rev. Notes
      (Harvard Univ. Issue), Ser. EE, 1.00%, 01/10/03.......    P-1, A-1+      9,903,000      9,903,000
                                                                                           ------------
 MINNESOTA -- 3.1%
    City of Rochester, MN Health Care Fac. Rev. Bonds Mayo
      Foundation/Mayo Medical Center, Ser. 1988E, 1.25%,
      02/26/03..............................................    N/R, A-1+      8,135,000      8,135,000
    City of Rochester, MN Health Care Fac. Rev. Bonds Mayo
      Foundation/Mayo Medical Center, Ser. 2001D, 1.70%,
      01/23/03..............................................    N/R, A-1+     10,000,000     10,000,000
                                                                                           ------------
                                                                                             18,135,000
                                                                                           ------------
 MISSISSIPPI -- 0.8%
    Jackson County, MS Port Fac. Rev. Bonds (Chevron U.S.A.,
      Inc. Proj.), Ser. 1993, 1.75%, 01/02/03*..............    P-1, N/R       4,800,000      4,800,000
                                                                                           ------------
 MISSOURI -- 2.9%
    Missouri Health & Educ. Fac. Auth. (Washington Univ.
      Proj.), Ser. 1996A, 1.75%, 01/02/03*..................  VMIG-1, A-1+     9,700,000      9,700,000
    Missouri Health & Educ. Fac. Auth. (Washington Univ.
      Proj.), Ser. 1996B, 1.75%, 01/02/03*..................  VMIG-1, A-1+     7,400,000      7,400,000
                                                                                           ------------
                                                                                             17,100,000
                                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                               Moody's/S&P    Principal       Value
                                                                Rating(1)      Amount        (Note 2)
                                                              -------------  -----------   ------------
NEBRASKA -- 3.4%
    Omaha Public Power Dist. TECP Notes, 1.05%, 03/17/03....    P-1, A-1+    $20,000,000   $ 20,000,000
                                                                                           ------------
 NEVADA -- 1.3%
    Las Vegas Valley Water Dist., NV Gen. Oblig. (Ltd. Tax)
      Water Commercial Paper Notes (SNWA Rev. Supported),
      LOC West Deutsche Landesbank, Ser.A, 1.30%,
      01/09/03..............................................    P-1, A-1+      7,500,000      7,500,000
                                                                                           ------------
 NEW JERSEY -- 1.7%
    State of New Jersey Trans., 3.00%, 06/12/03.............   MIG-1, SP-1    10,000,000     10,067,381
                                                                                           ------------
 NORTH CAROLINA -- 0.9%
    Carteret County, NC Ind. Fac. & Poll. Cntrl. Fin. Auth.
      Rev Bonds (Texas Gulf Proj.), LOC BNP Paribas, Ser.
      1985, 1.33%, 01/02/03*................................    Aa3, N/R       5,000,000      5,000,000
                                                                                           ------------
 OHIO -- 2.6%
    Lorain County, OH Adjustable Rate Hosp. Fac. Rev. Bonds
      (Catholic Healthcare Partners), Ser. 1997A, 1.70%,
      04/08/03..............................................   VIMG-1, A-1    15,000,000     15,000,000
                                                                                           ------------
 OKLAHOMA -- 0.9%
    Tulsa County Ind. Auth., OK Variable Rate Demand Mtge
      Rev. Bonds, (Montereau in Warren Woods Proj.), LOC BNP
      Paribas, Ser. 2002A, 1.75%, 01/02/03*.................    N/R, A-1+      5,500,000      5,500,000
                                                                                           ------------
 PENNSYLVANIA -- 6.1%
    Beaver County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Bonds (Atlantic Richfield Co. Proj.), Ser. 1995,
      1.55%, 01/01/03*......................................  VMIG-1, A-1+     4,200,000      4,200,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.) Ser. A, 1.60%, 01/01/03*..................    N/R, A-1+     10,900,000     10,900,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girozentrale,
      Ser. 1989B, 1.60%, 01/01/03*..........................    N/R, A-1+      5,000,000      5,000,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girozentrale,
      Ser. G2, 1.60%, 01/01/03*.............................    N/R, A-1+      1,200,000      1,200,000
    Montgomery County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Ref Bonds (Exelon Generation Co., LLC Proj.), LOC Bank
      One N.A., Ser. B, 1.50%, 02/12/03.....................    P-1, A-1+     14,000,000     14,000,000
                                                                                           ------------
                                                                                             35,300,000
                                                                                           ------------
 SOUTH CAROLINA -- 1.3%
    Piedmont Municipal Power Agency Electric Rev. Bonds.,
      MBIA Insured/SBPA Credit Suisse, Ser. 97B, 1.55%,
      01/01/03*.............................................  VMIG-1, A-1+     3,800,000      3,800,000
    South Carolina State Pub. Services Auth. TECP, 1.00%,
      01/10/03..............................................    P-1, A-1+      4,000,000      4,000,000
                                                                                           ------------
                                                                                              7,800,000
                                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                               Moody's/S&P    Principal       Value
                                                                Rating(1)      Amount        (Note 2)
                                                              -------------  -----------   ------------
TENNESSEE -- 1.3%
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1984, 1.55%, 01/02/03*................................    N/R, A-1+    $ 3,050,000   $  3,050,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1995, 1.55%, 01/02/03*................................    N/R, A-1+      1,300,000      1,300,000
    Montgomery County, TN Public Bldg. Auth. Rev. Bonds
      (Tennessee County Loan Pool), LOC Bank of America, Ser
      2002, 1.75%, 01/02/03*................................   VMIG-1, N/R     3,400,000      3,400,000
                                                                                           ------------
                                                                                              7,750,000
                                                                                           ------------
 TEXAS -- 19.9%
    Bexar County, TX Housing Fin. Corp. Multifamily Housing
      Ref Rev. Bonds (Almonte Apartments Proj.), FNMA Gtd.,
      1.60%, 01/01/03*......................................    N/R, A-1+     14,500,000     14,500,000
    Board of Regent of The Univ. of Texas Sys. Permanent
      Univ Fund Flexible Rate Notes, Ser. A, 1.15%,
      01/24/03..............................................  VMIG-1, A-1+    12,000,000     12,000,000
    Board of Regents of The Univ. of Texas Sys. Commercial
      Paper Notes, Ser. A, 1.15%, 04/22/03..................    P-1, A-1+      7,300,000      7,300,000
    Board of Regents of The Univ. of Texas Sys. Commercial
      Paper Notes, Ser. A, 1.15%, 04/23/03..................    P-1, A-1+      1,500,000      1,500,000
    City of Houston, TX Commercial Paper Notes, Ser. B,
      1.65%, 01/16/03.......................................    P-1, A-1+      6,000,000      6,000,000
    City of San Antonio, TX Water Sys. Commercial Paper
      Notes, 1.65%, 01/16/03................................    P-1, A-1+     11,000,000     11,000,000
    Harris County, TX Gen. Oblig. Commercial Paper Notes,
      Ser. C, 1.05%, 02/21/03...............................    P-1, A-1+     10,000,000     10,000,000
    Harris County, TX Gen. Oblig. Commercial Paper Notes,
      Ser. C, 1.72%, 01/17/03...............................    P-1, A-1+      8,685,000      8,685,000
    Harris County, TX Health Fac. Auth. Dev. Corp. Variable
      Rate Rev. Bonds (The Methodist Hosp.), LOC JP
      Morgan/Chase Ser. 2002, 1.80%, 01/02/03*..............    N/R, A-1+     10,800,000     10,800,000
    Harris County, TX Health Fac. Dev. Corp. Rev. Bonds
      (YMCA of The Greater Houston Area), Ser. 2002, 1.80%,
      01/02/03*.............................................  VMIG-1, A-1+     4,000,000      4,000,000
    Port Arthur Navigation Dist. of Jefferson County, TX
      Poll Contrl. Rev. Ref. Bonds (Texaco Inc. Proj.), Ser.
      1994, 1.75%, 01/02/03*................................    P-1, A-1+      7,300,000      7,300,000
    Southwest Higher Educ. Auth., TX Higher Educ. Rev. Bonds
      (Southern Methodist Univ. Proj.), LOC Landesbank
      Hessen-Thurigen, Ser. 1985, 1.75%, 01/02/03*..........   VMIG-1, N/R     2,100,000      2,100,000
    State of Texas Tax & Rev. Ant. Notes, Ser. 2002, 2.75%,
      08/29/03..............................................  MIG-1, SP-1+    20,000,000     20,165,048
                                                                                           ------------
                                                                                            115,350,048
                                                                                           ------------
 VIRGINIA -- 0.5%
    Industrial Dev. Auth. of The City of Norfolk Cp Rev.
      Notes (Pooled Financing Prog. Sentara Health Sys.
      Group), 1.10%, 01/07/03...............................  VMIG-1, A-1+     3,000,000      3,000,000
                                                                                           ------------
 WASHINGTON -- 4.2%
    King County, WA Sewer Rev. Bond Ant. Commercial Paper
      Notes, 1.30%, 02/13/03................................    P-1, A-1      20,000,000     20,000,000
    Washington Health Care Fac. Auth. Lease Rev. Bonds
      (National Healthcare Research & Educ. Proj.), LOC BNP
      Paribas, 1.60%, 01/01/03*.............................   VMIG-1, N/R     4,300,000      4,300,000
                                                                                           ------------
                                                                                             24,300,000
                                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                               Moody's/S&P    Principal       Value
                                                                Rating(1)      Amount        (Note 2)
                                                              -------------  -----------   ------------
WISCONSIN -- 2.9%
    City of Milwaukee, WI Gen. Obilg. UT Bonds, 2.50%,
      09/01/03..............................................     Aa2, AA     $ 5,220,000   $  5,254,092
    State of Wisconsin Gen. Oblig. Commercial Paper Notes,
      Ser A, 1.30%, 03/14/03................................    P-1, A-1+     11,371,000     11,371,000
                                                                                           ------------
                                                                                             16,625,092
                                                                                           ------------
TOTAL MUNICIPAL BONDS (Cost $580,999,253)...............................................    580,999,253
                                                                                           ------------
TOTAL INVESTMENTS (Cost $580,999,253)+ -- 100.0%........................................   $580,999,253
                                                                                           ============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2002. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+  Cost for federal income tax purposes.
(1)Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.
LOC  -- Letter of Credit.
SBPA -- Stand-by Bond Purchase Agreement.
TECP --Tax-Exempt Commercial Paper and multi-modal bonds in commercial paper mode.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

                                                               Prime             U.S.
                                                            Money Market      Government      Tax-Exempt
                                                               Series           Series          Series
                                                           --------------   --------------   ------------
ASSETS:
Investment in securities, at value*......................  $2,454,231,019   $1,205,552,719   $580,999,253
Cash.....................................................           1,012               18        199,054
Interest receivable......................................       8,526,082       11,677,401      1,181,815
                                                           --------------   --------------   ------------
Total assets.............................................   2,462,758,113    1,217,230,138    582,380,122
                                                           --------------   --------------   ------------
LIABILITIES:
Payable for investments purchased........................              --       49,980,935             --
Accrued advisory fee.....................................         973,953          459,879        239,700
Other accrued expenses...................................          58,035           32,557         21,783
                                                           --------------   --------------   ------------
Total liabilities........................................       1,031,988       50,473,371        261,483
                                                           --------------   --------------   ------------
NET ASSETS...............................................  $2,461,726,125   $1,166,756,767   $582,118,639
                                                           ==============   ==============   ============
------------------------
*  Investments at cost                                     $2,454,231,019   $1,205,552,719   $580,999,253

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                                                 Prime          U.S.
                                                              Money Market   Government   Tax-Exempt
                                                                 Series        Series       Series
                                                              ------------   ----------   ----------
INVESTMENT INCOME:
  Interest Income...........................................  $23,550,797    $9,923,497   $4,203,887
                                                              -----------    ----------   ----------
EXPENSES:
  Advisory fees.............................................    5,522,592     2,689,919    1,359,747
  Administration and accounting fees........................      227,738       108,667       60,918
  Trustees' fees............................................        2,546         2,662        2,833
  Professional fees.........................................       25,406        13,451       11,084
  Other.....................................................       10,823        37,825       10,374
                                                              -----------    ----------   ----------
    Total expenses..........................................    5,789,105     2,852,524    1,444,956
                                                              -----------    ----------   ----------
  Net investment income.....................................   17,761,692     7,070,973    2,758,931
                                                              -----------    ----------   ----------
NET REALIZED GAIN ON INVESTMENTS............................           --            --          394
                                                              -----------    ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $17,761,692    $7,070,973   $2,759,325
                                                              ===========    ==========   ==========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                                               Prime             U.S.
                                                           Money Market       Government       Tax-Exempt
                                                              Series            Series           Series
                                                          ---------------   ---------------   -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.................................  $    17,761,692   $     7,070,973   $   2,758,931
  Net realized gain on investments......................               --                --             394
                                                          ---------------   ---------------   -------------
Net increase in net assets resulting from operations....       17,761,692         7,070,973       2,759,325
                                                          ---------------   ---------------   -------------
Transactions in beneficial interest:
  Contributions.........................................    2,708,499,462     1,467,885,654     682,474,433
  Withdrawals...........................................   (2,668,915,035)   (1,307,770,824)   (626,922,524)
                                                          ---------------   ---------------   -------------
Net increase in net assets from transactions in
  beneficial interest...................................       39,584,427       160,114,830      55,551,909
                                                          ---------------   ---------------   -------------
Total increase in net assets............................       57,346,119       167,185,803      58,311,234
NET ASSETS:
  Beginning of period...................................    2,404,380,006       999,570,964     523,807,405
                                                          ---------------   ---------------   -------------
  End of period.........................................  $ 2,461,726,125   $ 1,166,756,767   $ 582,118,639
                                                          ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                              Prime             U.S.
                                                          Money Market       Government        Tax-Exempt
                                                             Series            Series            Series
                                                         ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income................................  $    57,884,612   $    22,604,103   $     7,950,801
  Net realized gain on investments.....................            9,681             1,820             1,978
                                                         ---------------   ---------------   ---------------
Net increase in net assets resulting from operations...       57,894,293        22,605,923         7,952,779
                                                         ---------------   ---------------   ---------------
Transactions in beneficial interest:
  Contributions........................................    6,816,833,987     4,337,085,171     1,328,772,232
  Withdrawals..........................................   (7,017,273,411)   (4,580,127,709)   (1,288,751,521)
                                                         ---------------   ---------------   ---------------
Net increase (decrease) in net assets from transactions
  in beneficial interest...............................     (200,439,424)     (243,042,538)       40,020,711
                                                         ---------------   ---------------   ---------------
Total increase (decrease) in net assets................     (142,545,131)     (220,436,615)       47,973,490
NET ASSETS:
  Beginning of year....................................    2,546,925,137     1,220,007,579       475,833,915
                                                         ---------------   ---------------   ---------------
  End of year..........................................  $ 2,404,380,006   $   999,570,964   $   523,807,405
                                                         ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Prime Money Market Series, U.S. Government Series, and Tax-Exempt Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Each Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Repurchase Agreements. Each Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, each Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. For its services, RSMC receives a fee of 0.47% of each Series' first $1 billion of average daily net assets; 0.43% of each Series' next $500 million of average daily net assets; 0.40% of each Series' next $500 million of average daily net assets; and 0.37% of each Series' average daily net assets in excess of $2 billion.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of $37,500 per year, plus .015% of the Series' average daily net assets over $100 million. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS

                                                                For the Fiscal
                                            For the Six-Month     Years Ended       For the Period
                                              Period Ended         June 30,       November 1, 1999(1)
                                            December 31, 2002   ---------------         through
                                               (Unaudited)      2002      2001       June 30, 2000
                                            -----------------   -----     -----   -------------------
PRIME MONEY MARKET SERIES
  Total Return............................        0.73%**       2.24%     5.70%          3.75%**
  Ratios to Average Net Assets:
     Expenses.............................        0.45%*        0.45%     0.45%          0.46%*
     Net investment income................        1.37%*        2.19%     5.51%          5.63%*
U.S. GOVERNMENT SERIES
  Total Return............................        0.65%**       2.06%     5.66%          3.61%**
  Ratios to Average Net Assets:
     Expenses.............................        0.49%*        0.50%     0.49%          0.50%*
     Net investment income................        1.22%*        2.07%     5.24%          5.42%*
TAX-EXEMPT SERIES
  Total Return............................        0.51%**       1.36%     3.42%          2.30%**
  Ratios to Average Net Assets:
     Expenses.............................        0.50%*        0.50%     0.50%          0.50%*
     Net investment income................        0.95%*        1.36%     3.33%          3.45%*

------------------------
*  Annualized.
** Not annualized.
(1)Commencement of operations.

5. CREDIT RISK. Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury and thus may or may not be backed by the "full faith and credit" of the United States. Payment of interest and principal on these obligations, although generally backed directly or indirectly by the U.S. Government, may be backed solely by the issuing instrumentality.

   Approximately, 78% of the investments by the Tax-Exempt Series on December 31, 2002, were insured by private issuers that guarantee payment of principal and interest in the event of default or were backed by letters of credit issued by domestic and foreign banks or financial institutions.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           40       Rodney Square
Date of Birth: 2/49           President and   death, resignation    Officer of                          Management
                              Chairman of     or removal. Trustee,  Wilmington Trust                    Corporation
                              the Board       President and         Company since                       (registered
                                              Chairman of the       February 1996.                      investment
                                              Board since October                                       adviser)
                                              1998.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director          40       None
100 Wilshire Boulevard                        death, resignation    and President,
Suite 600                                     or removal. Trustee   Roxbury Capital
Santa Monica, CA 90401                        since October 1999.   Management LLC since
Date of Birth: 11/36                                                1998. Prior to 1998,
                                                                    Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------
(1)Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.
(2)Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ROBERT H. ARNOLD                 Trustee      Shall serve until     Founder and                 40        None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

ERIC BRUCKER                     Trustee      Shall serve until     Dean, School of             40        None
Date of Birth: 12/41                          death, resignation    Business
                                              or removal. Trustee   Administration of
                                              since October 1999.   Widener University
                                                                    since July 2001.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001 and
                                                                    Dean, School of
                                                                    Management at the
                                                                    University of
                                                                    Michigan prior to
                                                                    September 1998.

NICHOLAS A. GIORDANO             Trustee      Shall serve until     Consultant,                 40        Kalmar Pooled
Date of Birth: 3/43                           death, resignation    financial services                    Investment
                                              or removal. Trustee   organizations from                    Trust;
                                              since October 1998.   1997 to present;                      Independence
                                                                    Interim President,                    Blue Cross;
                                                                    LaSalle University                    Fotoball,
                                                                    from 1998 to 1999;                    U.S.A.
                                                                    President and Chief                   (sporting and
                                                                    Executive Officer,                    athletics
                                                                    Philadelphia Stock                    goods
                                                                    Exchange from 1981                    manufacturer);
                                                                    to 1997.                              DaisyTek
                                                                                                          International
                                                                                                          (wholesale
                                                                                                          paper and
                                                                                                          paper
                                                                                                          products);
                                                                                                          Selas
                                                                                                          Corporation
                                                                                                          of America
                                                                                                          (industrial
                                                                                                          furnaces and
                                                                                                          ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
LOUIS KLEIN JR.                  Trustee      Shall serve until     Self-employed               40        Manville
Date of Birth: 5/35                           death, resignation    financial consultant                  Personal
                                              or removal. Trustee   since 1991.                           Injury
                                              since October 1999.                                         Settlement
                                                                                                          Trust

CLEMENT C. MOORE, II             Trustee      Shall serve until     Managing Partner,           40        None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN                 Trustee      Shall serve until     Retired since 1993.         40        St. Joe Paper
Date of Birth: 5/32                           death, resignation                                          Co.
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT                  Trustee      Shall serve until     Dean and Professor          40        St. Thomas
Date of Birth: 4/51                           death, resignation    of Law, Villanova                     More Society
                                              or removal. Trustee   University School of                  of
                                              since November 2001.  Law since July 1997.                  Pennsylvania.
                                                                    Associate Dean for
                                                                    Academic Affairs
                                                                    University of
                                                                    Maryland School of
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,            N/A        None
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,            N/A        None
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice                N/A        None
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Vice President,            N/A        None
Date of Birth: 8/57           and Chief       pleasure of the       Wilmington Trust
                              Financial       Board and until       Company since 1996.
                              Officer         successor is elected
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and         N/A        None
400 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington        N/A        None
Date of Birth: 8/65                           pleasure of the       Trust Company, since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                       John R. Giles, Vice President and
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                      INVESTMENT ADVISER AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Money Market Portfolios -- Investor Shares.

WMMPI-SEMI-12/02

                                                                      WILMINGTON
                                                                           FUNDS

   MONEY MARKET PORTFOLIOS
   INVESTOR SHARES

                  - PRIME MONEY MARKET
                  - U.S. GOVERNMENT
                  - TAX-EXEMPT
                                  SEMI-ANNUAL
                               December 31, 2002

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     The past year did not start out with great expectations for the fixed income market as many anticipated that the aggressive moves by the Federal Reserve to lower interest rates would have a quick and positive impact on the economy. Instead, the rate cuts proved to have a relatively narrow benefit, helping the most rate-sensitive sectors of the economy, such as housing and auto sales. Many other areas of the economy continued to languish under large debt loads, over capacity, and fears of potentially fraudulent accounting practices. During the second half of 2002, the fixed income markets benefited from the inability of the economy to recover quickly.

     On November 6, the Federal Open Market Committee (FOMC) responded to the sub-par economic growth by lowering its federal funds rate target a larger-than-expected 50 basis points. The rate cut pushed the federal funds rate to a 40-year low of 1.25%. In its press release, the FOMC cited the greater uncertainty, in part attributable to geopolitical risks, as inhibiting spending, production, and employment. The additional monetary stimulus was intended to help the economy work through its current "soft spot". The additional monetary stimulus should continue to underpin spending on durable goods and housing and help restore business and consumer confidence.

     As we enter 2003, numerous potential risks to the economy remain. Fragile consumer confidence, anemic business spending, continued geopolitical risks associated with terrorism, Iraq, and Korea remain obstacles to a solid economic recovery. Given the stable inflation environment, we expect the Federal Reserve to remain on the sidelines until concrete evidence of a sustainable uptrend emerges. It is our expectation that the highly stimulative monetary policy already in place, and the likelihood of a fiscal package early in 2003, will lead to an acceleration of economic growth toward the latter half of this year and into 2004.

INVESTMENT RESULTS

     For the six-month period ended December 31, 2002, the Wilmington Prime Money Market Portfolio paid shareholders dividends of $0.01 per share, the Wilmington U.S. Government Portfolio paid shareholders dividends of $0.01 per share and the Wilmington Tax-Exempt Portfolio paid shareholders dividends of $0.01 per share. Based on each Portfolio's net asset value of $1.00 per share, these dividends represented a return of 0.56%, 0.48% and 0.34%, respectively. A comparison of each Portfolio's performance versus its respective benchmark is presented below:

                                                         For the Six-Month
                                                           Period Ended
                                                         December 31, 2002
                                                         -----------------
WILMINGTON PRIME MONEY MARKET PORTFOLIO                        0.56%
Lipper Money Market Funds                                      0.45%
WILMINGTON U.S. GOVERNMENT PORTFOLIO                           0.48%
Lipper U.S. Government Money Market Funds                      0.48%
WILMINGTON TAX-EXEMPT PORTFOLIO                                0.34%
Lipper Tax-Exempt Money Market Funds                           0.41%

------------------------
Past performance is not indicative of future results. An investment in the Portfolios is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that any of the Portfolios will be able to maintain a stable net asset value of $1.00.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   PRESIDENT'S MESSAGE -- continued

     We invite your comments and questions and thank you for your investment in the Wilmington Money Market Portfolios -- Service Shares. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/ Robert J. Christian
                                         Robert J. Christian
February 7, 2003                         President

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

                                                            Prime             U.S.
                                                         Money Market      Government      Tax-Exempt
                                                          Portfolio        Portfolio       Portfolio
                                                        --------------   --------------   ------------
ASSETS:
Investment in Series, at value........................  $2,461,724,995   $1,166,755,639   $582,117,556
Other assets..........................................          86,945           37,866         17,620
                                                        --------------   --------------   ------------
Total assets..........................................   2,461,811,940    1,166,793,505    582,135,176
                                                        --------------   --------------   ------------
LIABILITIES:
Dividends payable.....................................       2,119,980          690,311        286,339
Accrued expenses......................................         574,325          261,072        141,553
                                                        --------------   --------------   ------------
Total liabilities.....................................       2,694,305          951,383        427,892
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,459,117,635   $1,165,842,122   $581,707,284
                                                        ==============   ==============   ============
NET ASSETS CONSIST OF:
Paid-in capital.......................................  $2,459,097,501   $1,165,832,156   $581,706,572
Accumulated net realized gain on investments..........          20,134            9,966            712
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,459,117,635   $1,165,842,122   $581,707,284
                                                        ==============   ==============   ============
NET ASSETS BY SHARE CLASS:
  Investor Shares.....................................  $   35,317,074   $   34,705,578   $ 33,601,561
  Service Shares......................................   2,423,800,561    1,131,136,544    548,105,723
                                                        --------------   --------------   ------------
                                                        $2,459,117,635   $1,165,842,122   $581,707,284
                                                        ==============   ==============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares):
  Investor Shares.....................................      35,250,350       34,647,490     33,609,798
  Service Shares......................................   2,423,847,151    1,131,184,666    548,103,457
NET ASSET VALUE, offering and redemption price per
  share:
  Investor Shares.....................................           $1.00            $1.00          $1.00
                                                        ==============   ==============   ============
  Service Shares......................................           $1.00            $1.00          $1.00
                                                        ==============   ==============   ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                                                 Prime          U.S.
                                                              Money Market   Government    Tax-Exempt
                                                               Portfolio      Portfolio     Portfolio
                                                              ------------   -----------   -----------
NET INVESTMENT INCOME FROM SERIES:
  Interest income...........................................  $23,550,787    $ 9,923,487   $ 4,203,879
  Expenses..................................................   (5,789,103)    (2,852,521)   (1,444,954)
                                                              -----------    -----------   -----------
    Net investment income from Series.......................   17,761,684      7,070,966     2,758,925
                                                              -----------    -----------   -----------
EXPENSES:
  Transfer agent fees.......................................       22,000          9,044         4,277
  Reports to shareholders...................................       36,283         16,964        10,275
  Trustees' fees............................................        7,613          8,477         7,541
  Distribution fees -- Investor Shares......................       10,914          6,244         5,536
  Shareholder service fees -- Service Shares................    3,185,501      1,406,999       690,980
  Registration fees.........................................       20,181         19,267        15,104
  Professional fees.........................................       66,996         33,973        20,075
  Other.....................................................       40,405         26,322        12,181
                                                              -----------    -----------   -----------
    Total expenses..........................................    3,389,893      1,527,290       765,969
                                                              -----------    -----------   -----------
  Net investment income.....................................   14,371,791      5,543,676     1,992,956
                                                              -----------    -----------   -----------
NET REALIZED GAIN ON INVESTMENTS FROM SERIES................           --             --           394
                                                              -----------    -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $14,371,791    $ 5,543,676   $ 1,993,350
                                                              ===========    ===========   ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                                           Prime             U.S.
                                                       Money Market       Government       Tax-Exempt
                                                         Portfolio         Portfolio        Portfolio
                                                      ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.............................  $    14,371,791   $     5,543,676   $   1,992,956
  Net realized gain on investments..................               --                --             394
                                                      ---------------   ---------------   -------------
Net increase in net assets resulting from
  operations........................................       14,371,791         5,543,676       1,993,350
                                                      ---------------   ---------------   -------------
Distributions to shareholders from net investment
  income............................................      (14,371,791)       (5,543,676)     (1,992,956)
                                                      ---------------   ---------------   -------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares......      176,775,802        13,280,761     169,979,264
  Proceeds from shares sold -- Service Shares.......    2,531,723,659     1,454,604,893     512,495,169
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares.................................           49,689            12,419           6,031
    Service Shares..................................          804,410            62,147          18,201
  Cost of shares redeemed -- Investor Shares........     (184,822,055)       (2,163,151)   (165,980,342)
  Cost of shares redeemed -- Service Shares.........   (2,466,761,585)   (1,298,444,127)   (458,174,852)
                                                      ---------------   ---------------   -------------
Net increase in net assets from Portfolio share
  transactions......................................       57,769,920       167,352,942      58,343,471
                                                      ---------------   ---------------   -------------
Total increase in net assets........................       57,769,920       167,352,942      58,343,865
NET ASSETS:
  Beginning of period...............................    2,401,347,715       998,489,180     523,363,419
                                                      ---------------   ---------------   -------------
  End of period.....................................  $ 2,459,117,635   $ 1,165,842,122   $ 581,707,284
                                                      ===============   ===============   =============
                                                          Shares            Shares           Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:               ---------------   ---------------   -------------
  Shares sold -- Investor Shares....................      176,775,802        13,280,761     169,979,264
  Shares sold -- Service Shares.....................    2,531,723,659     1,454,604,893     512,495,169
  Shares issued on reinvestment of distributions --
    Investor Shares.................................           49,689            12,419           6,031
    Service Shares..................................          804,410            62,417          18,201
  Shares redeemed -- Investor Shares................     (184,822,055)       (2,163,151)   (165,980,342)
  Shares redeemed -- Service Shares.................    2,466,761,585)   (1,298,444,127)   (458,174,852)
                                                      ---------------   ---------------   -------------
  Net increase in shares............................       57,769,920       167,352,942      58,343,471
                                                      ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                           Prime             U.S.
                                                       Money Market       Government       Tax-Exempt
                                                         Portfolio         Portfolio        Portfolio
                                                      ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.............................  $    50,983,985   $    19,705,279   $   6,396,317
  Net realized gain on investments..................            9,681             1,820           1,978
                                                      ---------------   ---------------   -------------
Net increase in net assets resulting from
  operations........................................       50,993,666        19,707,099       6,398,295
                                                      ---------------   ---------------   -------------
Distributions to shareholders:
  From net investment income........................      (50,983,985)      (19,705,279)     (6,396,317)
  From net realized gain............................          (57,501)          (62,227)             --
                                                      ---------------   ---------------   -------------
Total distributions.................................      (51,041,486)      (19,767,506)     (6,396,317)
                                                      ---------------   ---------------   -------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares......      766,993,762       179,212,549     429,734,505
  Proceeds from shares sold -- Service Shares.......    6,049,840,226     4,157,872,622     899,037,727
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares.................................          825,091           123,271          31,849
    Service Shares..................................        2,696,341           302,170          85,563
  Cost of shares redeemed -- Investor Shares........   (1,107,387,956)     (251,082,336)   (465,307,489)
  Cost of shares redeemed -- Service Shares.........   (5,849,862,831)   (4,303,977,953)   (815,008,718)
                                                      ---------------   ---------------   -------------
Net increase (decrease) in net assets from Portfolio
  share transactions................................     (136,895,367)     (217,549,677)     48,573,437
                                                      ---------------   ---------------   -------------
Total increase (decrease) in net assets.............     (136,943,187)     (217,610,084)     48,575,415
NET ASSETS:
  Beginning of year.................................    2,538,290,902     1,216,099,264     474,788,004
                                                      ---------------   ---------------   -------------
  End of year.......................................  $ 2,401,347,715   $   998,489,180   $ 523,363,419
                                                      ===============   ===============   =============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                        Shares            Shares          Shares
                                                      ---------------   ---------------   -------------
  Shares sold -- Investor Shares....................      766,993,762       179,212,549     429,734,505
  Shares sold -- Service Shares.....................    6,049,840,226     4,157,872,622     899,037,727
  Shares issued on reinvestment of distributions --
    Investor Shares.................................          825,091           123,271          31,849
    Service Shares..................................        2,696,341           302,170          85,563
  Shares redeemed -- Investor Shares................   (1,107,387,956)     (251,082,336)   (465,307,489)
  Shares redeemed -- Service Shares.................   (5,849,862,831)   (4,303,977,953)   (815,008,718)
                                                      ---------------   ---------------   -------------
  Net increase (decrease) in shares.................     (136,895,367)     (217,549,677)     48,573,437
                                                      ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                                For the
                                                               Six-Month
                                                              Period Ended      For the       For the Period
                                                              December 31,    Fiscal Year    April 2, 2001(2)
                                                                  2002           Ended           through
                                                              (Unaudited)    June 30, 2002    June 30, 2001
PRIME MONEY MARKET PORTFOLIO -- SERVICE SHARES                ------------   -------------   ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................   $     1.00     $     1.00        $     1.00
                                                               ----------     ----------        ----------
INVESTMENT OPERATIONS:
  Net investment income.....................................         0.01           0.02              0.01
                                                               ----------     ----------        ----------
DISTRIBUTIONS:
  From net investment income................................        (0.01)         (0.02)            (0.01)
  From net realized gain....................................           --             --(3)             --
                                                               ----------     ----------        ----------
    Total distributions.....................................        (0.01)         (0.02)            (0.01)
                                                               ----------     ----------        ----------
NET ASSET VALUE -- END OF PERIOD............................   $     1.00     $     1.00        $     1.00
                                                               ==========     ==========        ==========
TOTAL RETURN................................................        0.56%**        1.95%             1.01%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses..................................................        0.71%*         0.72%             0.72%*
  Net investment income.....................................        1.11%*         1.91%             3.97%*
Net assets at end of period (000 omitted)...................   $2,423,801     $2,358,034        $2,155,407

------------------------
*  Annualized.
** Not annualized.
(1)The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Prime Money Market Series.
(2)Commencement of operations.
(3)Distributions were less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                                                For the
                                                               Six-Month
                                                              Period Ended      For the       For the Period
                                                              December 31,    Fiscal Year    April 2, 2001(2)
                                                                  2002           Ended           through
                                                              (Unaudited)    June 30, 2002    June 30, 2001
U.S. GOVERNMENT PORTFOLIO -- SERVICE SHARES                   ------------   -------------   ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................   $     1.00     $     1.00        $     1.00
                                                               ----------     ----------        ----------
INVESTMENT OPERATIONS:
  Net investment income.....................................         0.01           0.02              0.01
                                                               ----------     ----------        ----------
DISTRIBUTIONS:
  From net investment income................................        (0.01)         (0.02)            (0.01)
  From net realized gain....................................           --             --(3)             --
                                                               ----------     ----------        ----------
    Total distributions.....................................        (0.01)         (0.02)            (0.01)
                                                               ----------     ----------        ----------
NET ASSET VALUE -- END OF PERIOD............................   $     1.00     $     1.00        $     1.00
                                                               ==========     ==========        ==========
TOTAL RETURN................................................        0.48%**        1.79%             0.94%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses..................................................        0.76%*         0.78%             0.78%*
  Net investment income.....................................        0.95%*         1.78%             3.75%*
Net assets at end of period (000 omitted)...................   $1,131,137     $  974,914        $1,120,776

------------------------
*  Annualized.
** Not annualized.
(1)The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- U.S. Government Series.
(2)Commencement of operations.
(3)Distributions were less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                                             For the
                                                            Six-Month
                                                           Period Ended      For the       For the Period
                                                           December 31,    Fiscal Year    April 2, 2001(2)
                                                               2002           Ended           through
                                                           (Unaudited)    June 30, 2002    June 30, 2001
TAX-EXEMPT PORTFOLIO -- SERVICE SHARES                     ------------   -------------   ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD...................    $   1.00       $   1.00          $   1.00
                                                             --------       --------          --------
INVESTMENT OPERATIONS:
  Net investment income..................................        0.01           0.01              0.01
                                                             --------       --------          --------
DISTRIBUTIONS:
  From net investment income.............................       (0.01)         (0.01)            (0.01)
                                                             --------       --------          --------
NET ASSET VALUE -- END OF PERIOD.........................    $   1.00       $   1.00          $   1.00
                                                             ========       ========          ========
TOTAL RETURN.............................................       0.34%**        1.09%             0.64%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses...............................................       0.77%*         0.78%             0.79%*
  Net investment income..................................       0.68%*         1.08%             2.38%*
Net assets at end of period (000 omitted)................    $548,106       $493,767          $409,650

------------------------
*  Annualized.
** Not annualized.
(1)The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Tax-Exempt Series.
(2)Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio, and Wilmington Tax-Exempt Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolios currently offer two classes of shares: Investor Shares and Service Shares. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. Service Shares are offered to investors, which use a financial intermediary to process transactions with the Portfolios and are subject to a shareholder servicing fee. Information regarding the Investor Shares is included in a separate shareholder report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of December 31, 2002, each Portfolio owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Portfolio's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Tax-Exempt Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee or administrative and accounting fee directly, but rather indirectly through their investments in the Series. The investment adviser, administrator and accounting agent to each Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. These fees charged to the Series are discussed in the notes to the Series' financial statements.

   The Investor Shares of each Portfolio have adopted a distribution plan under Rule 12b-l that allows a Portfolio to pay a fee to PFPC Distributors, Inc. for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. While the Rule 12b-l Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets of the Investor Shares, the Board of Trustees limited annual payments to 0.10% of average daily net assets.

   The Service Shares of each Portfolio have adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                   Prime Money       U.S. Government         Tax-Exempt
                                 Market Portfolio       Portfolio            Portfolio
                                 ----------------    ---------------    --------------------
Six-Month period ended December
  31, 2002
Ordinary Income................    $14,371,791         $ 5,543,676                   --
Tax-Exempt Income..............             --                  --           $1,992,956
Year ended June 30, 2002
Ordinary Income................    $51,041,486         $19,767,506                   --
Tax-Exempt Income..............             --                  --           $6,396,317

   As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                   Prime Money       U.S. Government         Tax-Exempt
                                 Market Portfolio       Portfolio            Portfolio
                                 ----------------    ---------------    --------------------
Undistributed ordinary
  income.......................      $20,134             $9,966                 $712

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2002 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                              Moody's/S&P   Principal         Value
                                                              Ratings(1)      Amount         (Note 2)
                                                              -----------  ------------   --------------
CERTIFICATES OF DEPOSIT -- 36.7%
 FOREIGN BANKS, FOREIGN CENTERS -- 22.0%
    Bank of Nova Scotia, 1.35%, 03/03/03....................   P-1, A-1    $ 75,000,000   $   75,000,000
    Banque Nationale de Paris, 1.86%, 01/06/03..............   P-1, A-1+    100,000,000      100,000,107
    Barclay's Bank PLC, 2.10%, 01/10/03.....................   P-1, A-1+     70,000,000       70,000,000
    Credit Agricole Indosuez, 1.79%, 05/01/03...............   P-1, A-1+    110,000,000      110,003,602
    Dresdner Bank, 1.63%, 02/18/03..........................   P-1, A-1      75,000,000       75,000,000
    Landesbank Hessen-Thuring Girozentrale, 1.84%,
      01/21/03..............................................   P-1, A-1+     75,000,000       75,000,392
    Landesbank Hessen-Thuring Girozentrale, 1.70%,
      02/24/03..............................................   P-1, A-1+     35,000,000       34,996,395
                                                                                          --------------
                                                                                             540,000,496
                                                                                          --------------
 FOREIGN BANKS, U.S. BRANCHES -- 10.2%
    Canadian Imperial Bank of Commerce, 2.72%, 04/14/03.....   P-1, A-1      26,500,000       26,579,920
    Dresdner Bank, 2.75%, 04/17/03..........................   P-1, A-1      33,000,000       33,103,872
    Royal Bank of Scotland, 2.09%, 01/10/03.................   P-1, A-1+     80,000,000       80,000,044
    Toronto Dominion, 1.63%, 02/18/03.......................   P-1, A-1     110,000,000      110,000,000
                                                                                          --------------
                                                                                             249,683,836
                                                                                          --------------
 U.S. BANKS, U.S. BRANCHES -- 4.5%
    Chase Bank (USA), 1.91%, 01/21/03.......................   P-1, A-1+    110,000,000      110,000,000
                                                                                          --------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $899,684,332)...................................      899,684,332
                                                                                          --------------
COMMERCIAL PAPER -- 37.2%
 AUTOMOBILES -- 1.2%
    Volkswagen of America, Inc., 1.77%, 01/17/03............   P-1, A-1      29,515,000       29,493,233
                                                                                          --------------
 BANKS -- 5.7%
    Barclay's Bank, PLC, 1.33%, 03/17/03....................   P-1, A-1+     40,000,000       39,890,645
    Societe Generale, 1.84%, 01/06/03.......................   P-1, A-1+    100,000,000       99,979,611
                                                                                          --------------
                                                                                             139,870,256
                                                                                          --------------
 FINANCE -- 7.9%
    CIT Group, 1.42%, 01/09/03..............................   P-1, A-1      50,000,000       49,986,194
    CIT Group, 1.40%, 01/13/03..............................   P-1, A-1      44,000,000       43,981,178
    Park Avenue Receivables Corp., 1.71%, 01/08/03..........   P-1, A-1      50,000,000       49,985,750
    Park Avenue Receivables Corp., 1.71%, 01/09/03..........   P-1, A-1      50,000,000       49,983,375
                                                                                          --------------
                                                                                             193,936,497
                                                                                          --------------
 FINANCIAL SERVICES -- 4.5%
    Morgan Stanley & Co., Inc., 1.33%, 03/19/03.............   P-1, A-1     110,000,000      109,691,144
                                                                                          --------------
 INSURANCE -- 0.8%
    Allianz Finance Corp., 1.34%, 02/07/03..................   P-1, A-1+     20,375,000       20,347,697
                                                                                          --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                              Moody's/S&P   Principal         Value
                                                              Ratings(1)      Amount         (Note 2)
                                                              -----------  ------------   --------------
LEASING -- 9.2%
    International Lease Finance Corp., 1.82%, 01/23/03......   P-1, A-1+   $ 50,000,000   $   49,946,917
    International Lease Finance Corp., 1.81%, 01/24/03......   P-1, A-1+     20,000,000       19,977,878
    International Lease Finance Corp., 1.34%, 02/13/03......   P-1, A-1+     48,500,000       48,424,178
    Vehicle Servicing Corp. of America, 1.35%, 04/15/03.....   N/R, A-1+    110,000,000      109,575,125
                                                                                          --------------
                                                                                             227,924,098
                                                                                          --------------
 MEDICAL SERVICES -- 1.4%
    Medical Building VIII, 1.52%, 01/06/03..................   N/R, A-1+     33,200,000       33,194,393
                                                                                          --------------
 UTILITIES -- 6.5%
    Centrica PLC, 1.32%, 01/17/03...........................   P-1, A-1      40,000,000       39,978,000
    Centrica PLC, 1.64%, 01/30/03...........................   P-1, A-1      50,000,000       49,936,222
    Centrica PLC, 1.35%, 02/10/03...........................   P-1, A-1      20,000,000       19,970,750
    Florida Power & Light Co., 1.40%, 01/07/03..............   P-1, A-1      50,000,000       49,990,278
                                                                                          --------------
                                                                                             159,875,250
                                                                                          --------------
   TOTAL COMMERCIAL PAPER (COST $914,332,568)..........................................      914,332,568
                                                                                          --------------
BANK NOTES -- 9.0%
    National City Bank of Cleveland, 1.36%, 01/21/03*.......   P-1, A-1     110,000,000      110,000,000
    Wells Fargo Bank, N.A., 1.36%, 01/21/03*................   P-1, A-1+     75,000,000       75,000,000
    Wells Fargo Bank, N.A., 1.68%, 04/01/03.................   P-1, A-1+     35,000,000       35,002,522
                                                                                          --------------
   TOTAL BANK NOTES (COST $220,002,522)................................................      220,002,522
                                                                                          --------------
CORPORATE NOTES -- 6.6%
    General Electric Capital, 1.42%, 01/22/03*..............   Aaa, AAA      61,745,000       61,744,997
    Merrill Lynch & Co., Inc., 6.00%, 02/12/03..............    Aa3, A+      25,000,000       25,113,100
    Merrill Lynch & Co., Inc., 1.41%, 01/02/03*.............    Aa3, A+      75,000,000       75,000,000
                                                                                          --------------
   TOTAL CORPORATE NOTES (COST $161,858,097)...........................................      161,858,097
                                                                                          --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                                            Principal         Value
                                                                              Amount         (Note 2)
                                                                           ------------   --------------
REPURCHASE AGREEMENTS -- 10.5%
    With CS First Boston, Inc.: at 1.25%, dated 12/31/02, to
      be repurchased at $28,355,469 on 01/02/03,
      collateralized by $28,924,328 of Tennessee Valley
      Authority Bond 6.75% due 11/01/25 (Cost
      $28,353,500)..........................................               $ 28,353,500   $   28,353,500
    With UBS Warburg, Inc.: at 1.26%, dated 12/31/02, to be
      repurchased at $230,016,100 on 01/02/03,
      collateralized by $236,901,148 of Federal National
      Mortgage Association Securities with various coupons
      and maturities to 11/01/32 and Federal Home Loan
      Mortgage Corporation Securities with various coupons
      and maturities to 12/01/32 (Cost $230,000,000)........                230,000,000      230,000,000
                                                                                          --------------
TOTAL REPURCHASE AGREEMENTS (Cost $258,353,500)..........................                    258,353,500
                                                                                          --------------
TOTAL INVESTMENTS (Cost $2,454,231,019)(+) -- 100.0%.....................                 $2,454,231,019
                                                                                          ==============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2002. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
(+)Cost of federal income tax purposes.
(1)Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                               Principal         Value
                                                                 Amount         (Note 2)
                                                              ------------   --------------
U.S. AGENCY OBLIGATIONS -- 75.5%
 FEDERAL FARM CREDIT BANKS NOTES -- 3.5%
    Federal Farm Credit Banks Notes, 2.30%, 02/03/03........  $  5,000,000   $    5,002,380
    Federal Farm Credit Banks Notes, 5.00%, 02/03/03........     7,755,000        7,776,294
    Federal Farm Credit Banks Notes, 1.72%, 03/03/03........    24,710,000       24,708,720
    Federal Farm Credit Banks Notes, 5.31%, 04/15/03........     5,000,000        5,056,301
                                                                             --------------
                                                                                 42,543,695
                                                                             --------------
 FEDERAL HOME LOAN BANKS DISCOUNT NOTES -- 8.0%
    Federal Home Loan Banks Discount Notes, 1.27%,
     01/02/03...............................................    45,951,000       45,951,000
    Federal Home Loan Banks Discount Notes, 1.25%,
     02/19/03...............................................    50,000,000       49,916,667
                                                                             --------------
                                                                                 95,867,667
                                                                             --------------
 FEDERAL HOME LOAN BANKS NOTES -- 21.8%
    Federal Home Loan Banks Notes, 1.26%, 01/03/03*.........    50,000,000       49,980,935
    Federal Home Loan Banks Notes, 5.13%, 01/13/03..........    90,805,000       90,902,284
    Federal Home Loan Banks Notes, 5.84%, 01/13/03..........     4,695,000        4,700,865
    Federal Home Loan Banks Notes, 5.53%, 01/15/03..........     5,250,000        5,256,792
    Federal Home Loan Banks Notes, 1.27%, 01/17/03*.........    20,000,000       19,999,501
    Federal Home Loan Banks Notes, 6.00%, 01/28/03..........     2,000,000        2,004,932
    Federal Home Loan Banks Notes, 7.00%, 02/14/03..........    18,550,000       18,662,791
    Federal Home Loan Banks Notes, 1.72%, 03/10/03..........     6,200,000        6,200,000
    Federal Home Loan Banks Notes, 4.50%, 05/15/03..........     4,485,000        4,529,485
    Federal Home Loan Banks Notes, 5.13%, 09/15/03..........    15,000,000       15,353,108
    Federal Home Loan Banks Notes, 1.90%, 10/27/03..........     5,000,000        5,000,051
    Federal Home Loan Banks Notes, 1.86%, 11/10/03..........    15,000,000       15,000,000
    Federal Home Loan Banks Notes, 1.70%, 12/03/03..........    15,000,000       14,997,420
    Federal Home Loan Banks Notes, 1.61%, 12/08/03..........    10,000,000       10,000,000
                                                                             --------------
                                                                                262,588,164
                                                                             --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 4.1%
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.27%, 01/28/03........................................    50,000,000       49,954,139
                                                                             --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 16.9%
    Federal Home Loan Mortgage Corporation Notes, 9.75%,
     02/14/03...............................................    65,000,000       65,632,369
    Federal Home Loan Mortgage Corporation Notes, 7.00%,
     02/15/03...............................................    38,720,000       38,953,145
    Federal Home Loan Mortgage Corporation Notes, 4.75%,
     03/15/03...............................................    73,759,000       74,239,553
    Federal Home Loan Mortgage Corporation Notes, 6.22%,
     03/24/03...............................................     5,500,000        5,556,674
    Federal Home Loan Mortgage Corporation Notes, 7.38%,
     05/15/03...............................................    14,220,000       14,534,726
    Federal Home Loan Mortgage Corporation Notes, 3.25%,
     10/10/03...............................................     5,000,000        5,056,460
                                                                             --------------
                                                                                203,972,927
                                                                             --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                               Principal         Value
                                                                 Amount         (Note 2)
                                                              ------------   --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 6.7%
    Federal National Mortgage Association Discount Notes,
     1.64%, 01/22/03........................................  $ 50,000,000   $   49,954,444
    Federal National Mortgage Association Discount Notes,
     1.75%, 01/23/03........................................     6,198,000        6,191,673
    Federal National Mortgage Association Discount Notes,
     1.29%, 04/30/03........................................    25,000,000       24,894,292
                                                                             --------------
                                                                                 81,040,409
                                                                             --------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 12.4%
    Federal National Mortgage Association Notes, 5.25%,
     01/15/03...............................................    50,347,000       50,407,966
    Federal National Mortgage Association Notes, 5.00%,
     02/14/03...............................................    69,815,000       70,085,963
    Federal National Mortgage Association Notes, 5.75%,
     04/15/03...............................................     4,416,000        4,471,198
    Federal National Mortgage Association Notes, 4.63%,
     05/15/03...............................................    24,000,000       24,282,879
                                                                             --------------
                                                                                149,248,006
                                                                             --------------
 STUDENT LOAN MARKETING ASSOCIATION NOTES -- 2.1%
    Student Loan Marketing Association Notes, 2.25%,
     01/03/03...............................................    25,000,000       25,000,412
                                                                             --------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $910,215,419)......................      910,215,419
                                                                             --------------
REPURCHASE AGREEMENTS -- 24.5%
    With CS First Boston, Inc.: at 1.25%, dated 12/31/02, to
     be repurchased at $145,357,486 on 01/02/03,
     collateralized by $148,245,402 of Federal National
     Mortgage Association Securities with various coupons
     and maturities to 11/15/30 and Federal Home Loan Banks
     Bond 5.125% due 03/06/06 (Cost $145,337,300)...........   145,337,300      145,337,300
    With UBS Warburg, Inc.: at 1.26%, dated 12/31/02, to be
     repurchased at $150,010,500 on 01/02/03, collateralized
     by $154,500,235 of Federal National Mortgage
     Association Securities with various coupons and
     maturities to 06/01/32 and Federal Home Loan Mortgage
     Corporation Securities with various coupons and
     maturities to 07/01/32 (Cost $150,000,000).............   150,000,000      150,000,000
                                                                             --------------
TOTAL REPURCHASE AGREEMENTS (Cost $295,337,300)...........................      295,337,300
                                                                             --------------
TOTAL INVESTMENTS (Cost $1,205,552,719)(+) -- 100.0%......................   $1,205,552,719
                                                                             ==============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2002. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
(+)Cost for federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                              Moody's/S&P     Principal       Value
                                                               Rating(1)       Amount        (Note 2)
                                                              ------------   -----------   ------------
MUNICIPAL BONDS -- 100.0%
 ALABAMA -- 0.7%
    Alabama Housing Fin. Auth. Rev. Bonds (Rime Village
      Hoover Proj.), FNMA Gtd., Ser. 1996-A, 1.55%,
      01/01/03*.............................................   N/R, A-1+     $ 4,200,000   $  4,200,000
 ARIZONA -- 3.1%
    Salt River Proj., AZ Agric. Imp. & Power Dist. Electric
      Sys. Rev. Bond TECP, 1.05%, 02/21/03..................   P-1, A-1+       8,100,000      8,100,000
    Salt River Proj., AZ Agric. Imp. & Power Dist. Electric
      Sys. Rev. Bond TECP, Ser. A, 1.45%, 01/17/03..........   P-1, A-1+       9,900,000      9,900,000
                                                                                           ------------
                                                                                             18,000,000
                                                                                           ------------
 COLORADO -- 0.3%
    Pitkin County Ind. Dev. Ref. Rev. Bonds (Aspen Skiing
      Co. Proj.), LOC Bank One N.A., Ser. 1994-A, 1.75%,
      01/02/03*.............................................    N/R, A-1       1,800,000      1,800,000
                                                                                           ------------
 FLORIDA -- 10.1%
    City of Jacksonville, FL (Florida Power And Light Co.
      Proj.), Ser. 1992, 1.18%, 01/08/03....................    P-1, A-1       6,150,000      6,150,000
    Florida Municipal Power Agency Initial Pooled Loan Proj.
      Commercial Paper Notes, LOC First Union Bank, Ser. A,
      1.15%, 01/13/03.......................................    P-1, A-1      19,000,000     19,000,000
    Orange County, FL Health Fac. Auth. Ref. Prog. Rev.
      Bonds (Pooled Hosp. Loan Prog.), LOC SunTrust Bank,
      Ser. 1985, 1.35%, 02/10/03............................  VMIG-1, A-1+     8,000,000      8,000,000
    Orange County, FL Housing Fin. Auth. Multi-Family
      Housing Ref. Rev. Bonds (Post Fountains at Lee Vista
      Proj.), LOC SunTrust Bank, Ser. 1997E, 1.55%,
      01/01/03*.............................................   N/R, A-1+       4,235,000      4,235,000
    Orlando, FL Utilities Commission Water And Electric Rev.
      Bond Ant. Notes, 1999 Ser. A, 1.50%, 01/15/03.........    P-1, N/R      10,300,000     10,300,000
    Palm Beach County, FL Health Fac. Auth. Variable Rate
      Rev. Bonds (Bethesda Healthcare Sys. Proj.), LOC
      SunTrust Bank Ser. 2001, 1.80%, 01/02/03*.............  VMIG-1, N/R     10,800,000     10,800,000
                                                                                           ------------
                                                                                             58,485,000
                                                                                           ------------
 GEORGIA -- 11.6%
    Atlanta, GA Downtown Dev. Auth. (CARE Proj.), LOC
      SunTrust Bank, Ser. 1993, 1.55%, 01/01/03*............  VMIG-1, N/R      1,865,000      1,865,000
    Burke County, GA Auth. Poll. Cntrl. Rev. Bonds (Georgia
      Power Co. Plant Vogtle Proj.), Ser. 1992, 1.80%,
      01/02/03*.............................................  VMIG-1, A-1      4,000,000      4,000,000
    Burke County, GA Dev. Auth. Poll. Cntrl. Rev. Bonds
      (Ogelthorpe Power Corp. Vogtle Proj.), AMBAC
      Insured/SBPA Rabo Bank, Ser. 1998A, 1.70%, 02/19/03...  VMIG-1, A-1+    12,000,000     12,000,000
    City of Smyrna, GA Housing Auth. Multi-Family Housing
      Rev. Bonds (F&M Villages Proj.), FNMA Gtd., Ser. 1997,
      1.55%, 01/01/03*......................................   N/R, A-1+       4,300,000      4,300,000
    Clayton County, GA Hosp. Auth. Rev. Ant. Cert. (Southern
      Regional Medical Center Proj.), LOC SunTrust Bank,
      Ser. 1998B, 1.55%, 01/01/03*..........................    Aa1, N/R       3,810,000      3,810,000
    Cobb County, GA Dev. Auth. Rev. Bonds (Whitefield
      Academy, Inc. Proj.), LOC SunTrust Bank, Ser. 2000,
      1.55%, 01/01/03*......................................  VMIG-1, N/R      4,000,000      4,000,000
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1997, 1.55%,
      01/01/03*.............................................    Aa2, N/R       1,700,000      1,700,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                              Moody's/S&P     Principal       Value
                                                               Rating(1)       Amount        (Note 2)
                                                              ------------   -----------   ------------
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.55%,
      01/01/03*.............................................  VMIG-1, N/R    $ 4,800,000   $  4,800,000
    Columbus, GA Housing Auth. Rev. Bonds (Columbus State
      Univ. Foundation, Inc. Proj.), LOC SunTrust Bank, Ser.
      1997, 1.55%, 01/01/03*................................    Aa2, N/R       1,100,000      1,100,000
    Dekalb County, GA Hosp. Auth. Rev. Ant. Cert. (Dekalb
      Medical Center Proj.), LOC SunTrust Bank, Ser. 1993B,
      1.55%, 01/01/03*......................................  VMIG-1, N/R      2,500,000      2,500,000
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds
      (Georgia Kraft Co. Proj.), LOC BNP Paribas, 1.90%,
      01/02/03*.............................................    P-1, N/R       4,875,000      4,875,000
    Floyd County, GA Dev. Auth. Rev. Bonds (Berry College,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1999, 1.55%,
      01/01/03*.............................................    Aa2, N/R       3,500,000      3,500,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Arthritis
      Foundation, Inc. Proj.), LOC SunTrust Bank, Ser. 1996,
      1.55%, 01/01/03*......................................    Aa2, N/R       1,000,000      1,000,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Trinity School,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.55%,
      01/01/03*.............................................  VMIG-1, N/R      5,700,000      5,700,000
    Gwinnett County, GA Dev. Auth. Rev. Bonds (Wesleyan
      School, Inc. Proj.), LOC SunTrust Bank, Ser. 1999,
      1.55%, 01/01/03*......................................    Aa2, N/R       5,000,000      5,000,000
    Heard County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Wansley Proj.), Ser. 1996, 1.85%,
      01/02/03*.............................................  VMIG-1, A-1      2,000,000      2,000,000
    Macon Bibb County, GA Hosp. Auth. Rev. Ant. Cert.
      (Central GA Sr. Health, Inc. Carlyle Place Proj.), LOC
      SunTrust Bank, Ser. 2000, 1.80%, 01/02/03*............  VMIG-1, A-1+     2,500,000      2,500,000
    Monroe County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Scherer Proj.), Ser. 1997-1, 1.80%,
      01/02/03*.............................................  VMIG-1, A-1      3,000,000      3,000,000
                                                                                           ------------
                                                                                             67,650,000
                                                                                           ------------
 ILLINOIS -- 14.5%
    Illinois Dev. Fin. Auth. Rev. Bonds (Radiological
      Society Proj.), LOC American NB&T, Ser. 1997, 1.60%,
      01/02/03*.............................................   N/R, A-1+       2,420,000      2,420,000
    Illinois Dev. Fin. Auth. Rev. Bonds, (Goodman Theatre
      Proj.), LOC Bank One N.A./ Northern Trust, Ser. 1999,
      1.60%, 01/01/03*......................................   N/R, A-1+      13,400,000     13,400,000
    Illinois Educ. Fac. Auth. Rev. Bonds (ACI/Cultural
      Pooled Financing Proj.), LOC American NB&T, Ser. 1998,
      1.55%, 01/01/03*......................................   N/R, A-1+       9,500,000      9,500,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Depaul Univ.
      Proj.), LOC Northern Trust Co., Ser. 1992, 1.55%,
      01/01/03*.............................................  VMIG-1, A-1+    11,000,000     11,000,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), Ser. 1998, 1.60%, 01/01/03*...................  VMIG-1, A-1+     1,800,000      1,800,000
    Illinois Health Fac. Auth. Rev. Bonds (Evanston Hosp.
      Corp.), Ser. 1985B, 1.75%, 01/16/03...................  VMIG-1, A-1+    10,000,000     10,000,000
    Illinois Health Fac. Auth. Rev. Bonds (Evanston Hosp.
      Corp.), Ser. 1987E, 1.48%, 02/27/03...................  VMIG-1, A-1+     5,000,000      5,000,000
    Illinois Health Fac. Auth. Rev. Bonds (Evanston Hosp.
      Corp.), Ser. 1996, 1.30%, 02/20/03....................  VMIG-1, A-1+     5,000,000      5,000,000
    Illinois Health Fac. Auth. Rev. Bonds (Northwestern
      Memorial Hosp. Proj.), Ser. 1995, 1.75%, 01/02/03*....  VMIG-1, A-1+     8,700,000      8,700,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                              Moody's/S&P     Principal       Value
                                                               Rating(1)       Amount        (Note 2)
                                                              ------------   -----------   ------------
    Illinois Health Fac. Auth. Rev. Bonds (Northwestern
      Memorial Hosp.), Ser. 2002A, 1.80%, 01/02/03*.........  VMIG-1, A-1+   $ 2,400,000   $  2,400,000
    Illinois Health Fac. Auth. Rev. Bonds (Univ. of
      Chicago), Ser. B-1, 2.70%, 07/01/03...................   N/R, A-1+       3,000,000      3,013,732
    Oak Forest, IL Dev. Rev. Bonds (Homewood Pool-South
      Suburban Mayors & Managers Assoc. Proj.), LOC Bank One
      N.A., Ser. 1989, 1.60%, 01/01/03*.....................  VMIG-1, N/R     11,900,000     11,900,000
                                                                                           ------------
                                                                                             84,133,732
                                                                                           ------------
 INDIANA -- 0.5%
    St. Joseph County, IN Educ. Fac. Rev. Bonds (University
      of Notre Dame Du Lac Project), Ser. 2002, 1.70%,
      01/02/03*.............................................  VMIG-1, N/R      2,700,000      2,700,000
                                                                                           ------------
 KANSAS -- 0.9%
    Wamego, KS Poll. Cntrl. Ref. Rev. Bonds (Utilicorp
      United, Inc. Proj.), LOC Bank One, NA, Ser. 1996,
      1.60%, 01/01/03*......................................    P-1, A-1       5,000,000      5,000,000
                                                                                           ------------
 LOUISIANA -- 0.5%
    Parish of East Baton Rouge, LA Poll. Cntrl. Rev. Ref.
      Bonds (Exxon Corp. Proj.), 1.80%, 01/02/03*...........   P-1, A-1+       2,700,000      2,700,000
                                                                                           ------------
 MARYLAND -- 2.3%
    Anne Arundel County, MD Gen. Oblig. Ant. Notes
      (Consolidated Water And Sewer Ser.), Ser. B, 1.05%,
      02/07/03..............................................   P-1, A-1+       5,000,000      5,000,000
    Montgomery County, MD TECP, Ser. 2002, 1.50%,
      02/14/03..............................................   P-1, A-1+       8,200,000      8,200,000
                                                                                           ------------
                                                                                             13,200,000
                                                                                           ------------
 MASSACHUSETTS -- 1.7%
    Massachusetts State Health & Educ. Fac. Auth. Rev. Notes
      (Harvard Univ. Issue), Ser. EE, 1.00%, 01/10/03.......   P-1, A-1+       9,903,000      9,903,000
                                                                                           ------------
 MINNESOTA -- 3.1%
    City of Rochester, MN Health Care Fac. Rev. Bonds Mayo
      Foundation/Mayo Medical Center, Ser. 1988E, 1.25%,
      02/26/03..............................................   N/R, A-1+       8,135,000      8,135,000
    City of Rochester, MN Health Care Fac. Rev. Bonds Mayo
      Foundation/Mayo Medical Center, Ser. 2001D, 1.70%,
      01/23/03..............................................   N/R, A-1+      10,000,000     10,000,000
                                                                                           ------------
                                                                                             18,135,000
                                                                                           ------------
 MISSISSIPPI -- 0.8%
    Jackson County, MS Port Fac. Rev. Bonds (Chevron U.S.A.,
      Inc. Proj.), Ser. 1993, 1.75%, 01/02/03*..............    P-1, N/R       4,800,000      4,800,000
                                                                                           ------------
 MISSOURI -- 2.9%
    Missouri Health & Educ. Fac. Auth. (Washington Univ.
      Proj.), Ser. 1996A, 1.75%, 01/02/03*..................  VMIG-1, A-1+     9,700,000      9,700,000
    Missouri Health & Educ. Fac. Auth. (Washington Univ.
      Proj.), Ser. 1996B, 1.75%, 01/02/03*..................  VMIG-1, A-1+     7,400,000      7,400,000
                                                                                           ------------
                                                                                             17,100,000
                                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                              Moody's/S&P     Principal       Value
                                                               Rating(1)       Amount        (Note 2)
                                                              ------------   -----------   ------------
NEBRASKA -- 3.4%
    Omaha Public Power Dist. TECP Notes, 1.05%, 03/17/03....   P-1, A-1+     $20,000,000   $ 20,000,000
                                                                                           ------------
 NEVADA -- 1.3%
    Las Vegas Valley Water Dist., NV Gen. Oblig. (Ltd. Tax)
      Water Commercial Paper Notes (SNWA Rev. Supported),
      LOC West Deutsche Landesbank, Ser. A, 1.30%,
      01/09/03..............................................   P-1, A-1+       7,500,000      7,500,000
                                                                                           ------------
 NEW JERSEY -- 1.7%
    State of New Jersey Trans., 3.00%, 06/12/03.............  MIG-1, SP-1     10,000,000     10,067,381
                                                                                           ------------
 NORTH CAROLINA -- 0.9%
    Carteret County, NC Ind. Fac. & Poll. Cntrl. Fin. Auth.
      Rev. Bonds (Texas Gulf Proj.), LOC BNP Paribas, Ser.
      1985, 1.33%, 01/02/03*................................    Aa3, N/R       5,000,000      5,000,000
                                                                                           ------------
 OHIO -- 2.6%
    Lorain County, OH Adjustable Rate Hosp. Fac. Rev. Bonds
      (Catholic Healthcare Partners), Ser. 1997A, 1.70%,
      04/08/03..............................................  VIMG-1, A-1     15,000,000     15,000,000
                                                                                           ------------
 OKLAHOMA -- 0.9%
    Tulsa County Ind. Auth., OK Variable Rate Demand Mtge.
      Rev. Bonds, (Montereau in Warren Woods Proj.), LOC BNP
      Paribas, Ser. 2002A, 1.75%, 01/02/03*.................   N/R, A-1+       5,500,000      5,500,000
                                                                                           ------------
 PENNSYLVANIA -- 6.1%
    Beaver County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Bonds (Atlantic Richfield Co. Proj.), Ser. 1995,
      1.55%, 01/01/03*......................................  VMIG-1, A-1+     4,200,000      4,200,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.) Ser. A, 1.60%, 01/01/03*..................   N/R, A-1+      10,900,000     10,900,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girozentrale,
      Ser. 1989B, 1.60%, 01/01/03*..........................   N/R, A-1+       5,000,000      5,000,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girozentrale,
      Ser. G2, 1.60%, 01/01/03*.............................   N/R, A-1+       1,200,000      1,200,000
    Montgomery County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Ref. Bonds (Exelon Generation Co., LLC Proj.), LOC
      Bank One N.A., Ser. B, 1.50%, 02/12/03................   P-1, A-1+      14,000,000     14,000,000
                                                                                           ------------
                                                                                             35,300,000
                                                                                           ------------
 SOUTH CAROLINA -- 1.3%
    Piedmont Municipal Power Agency Electric Rev. Bonds.,
      MBIA Insured/SBPA Credit Suisse, Ser. 97B, 1.55%,
      01/01/03*.............................................  VMIG-1, A-1+     3,800,000      3,800,000
    South Carolina State Pub. Services Auth. TECP, 1.00%,
      01/10/03..............................................   P-1, A-1+       4,000,000      4,000,000
                                                                                           ------------
                                                                                              7,800,000
                                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                              Moody's/S&P     Principal       Value
                                                               Rating(1)       Amount        (Note 2)
                                                              ------------   -----------   ------------
TENNESSEE -- 1.3%
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1984, 1.55%, 01/02/03*................................   N/R, A-1+     $ 3,050,000   $  3,050,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1995, 1.55%, 01/02/03*................................   N/R, A-1+       1,300,000      1,300,000
    Montgomery County, TN Public Bldg. Auth. Rev. Bonds
      (Tennessee County Loan Pool), LOC Bank of America,
      Ser. 2002, 1.75%, 01/02/03*...........................  VMIG-1, N/R      3,400,000      3,400,000
                                                                                           ------------
                                                                                              7,750,000
                                                                                           ------------
 TEXAS -- 19.9%
    Bexar County, TX Housing Fin. Corp. Multifamily Housing
      Ref. Rev. Bonds (Almonte Apartments Proj.), FNMA Gtd.,
      1.60%, 01/01/03*......................................   N/R, A-1+      14,500,000     14,500,000
    Board of Regent of The Univ. of Texas Sys. Permanent
      Univ. Fund Flexible Rate Notes, Ser. A, 1.15%,
      01/24/03..............................................  VMIG-1, A-1+    12,000,000     12,000,000
    Board of Regents of The Univ. of Texas Sys. Commercial
      Paper Notes, Ser. A, 1.15%, 04/22/03..................   P-1, A-1+       7,300,000      7,300,000
    Board of Regents of The Univ. of Texas Sys. Commercial
      Paper Notes, Ser. A, 1.15%, 04/23/03..................   P-1, A-1+       1,500,000      1,500,000
    City of Houston, TX Commercial Paper Notes, Ser. B,
      1.65%, 01/16/03.......................................   P-1, A-1+       6,000,000      6,000,000
    City of San Antonio, TX Water Sys. Commercial Paper
      Notes, 1.65%, 01/16/03................................   P-1, A-1+      11,000,000     11,000,000
    Harris County, TX Gen. Oblig. Commercial Paper Notes,
      Ser. C, 1.05%, 02/21/03...............................   P-1, A-1+      10,000,000     10,000,000
    Harris County, TX Gen. Oblig. Commerical Paper Notes,
      Ser. C, 1.72%, 01/17/03...............................   P-1, A-1+       8,685,000      8,685,000
    Harris County, TX Health Fac. Auth. Dev. Corp. Variable
      Rate Rev. Bonds (The Methodist Hosp.), LOC JP
      Morgan/Chase Ser. 2002, 1.80%, 01/02/03*..............   N/R, A-1+      10,800,000     10,800,000
    Harris County, TX Health Fac. Dev. Corp. Rev. Bonds
      (YMCA of The Greater Houston Area), Ser. 2002, 1.80%,
      01/02/03*.............................................  VMIG-1, A-1+     4,000,000      4,000,000
    Port Arthur Navigation Dist. of Jefferson County, TX
      Poll. Contrl. Rev. Ref. Bonds (Texaco Inc. Proj.),
      Ser. 1994, 1.75%, 01/02/03*...........................   P-1, A-1+       7,300,000      7,300,000
    Southwest Higher Educ. Auth., TX Higher Educ. Rev. Bonds
      (Southern Methodist Univ. Proj.), LOC Landesbank
      Hessen-Thurigen, Ser. 1985, 1.75%, 01/02/03*..........  VMIG-1, N/R      2,100,000      2,100,000
    State of Texas Tax & Rev. Ant. Notes, Ser. 2002, 2.75%,
      08/29/03..............................................  MIG-1, SP-1+    20,000,000     20,165,048
                                                                                           ------------
                                                                                            115,350,048
                                                                                           ------------
 VIRGINIA -- 0.5%
    Industrial Dev. Auth. of The City of Norfolk Cp Rev.
      Notes (Pooled Financing Prog. Sentara Health Sys.
      Group), 1.10%, 01/07/03...............................  VMIG-1, A-1+     3,000,000      3,000,000
                                                                                           ------------
 WASHINGTON -- 4.2%
    King County, WA Sewer Rev. Bond Ant. Commercial Paper
      Notes, 1.30%, 02/13/03................................    P-1, A-1      20,000,000     20,000,000
    Washington Health Care Fac. Auth. Lease Rev. Bonds
      (National Healthcare Research & Educ. Proj.), LOC BNP
      Paribas, 1.60%, 01/01/03*.............................  VMIG-1, N/R      4,300,000      4,300,000
                                                                                           ------------
                                                                                             24,300,000
                                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                              Moody's/S&P     Principal       Value
                                                               Rating(1)       Amount        (Note 2)
                                                              ------------   -----------   ------------
WISCONSIN -- 2.9%
    City of Milwaukee, WI Gen. Obilg. UT Bonds, 2.50%,
      09/01/03..............................................    Aa2, AA      $ 5,220,000   $  5,254,092
    State of Wisconsin Gen. Oblig. Commercial Paper Notes,
      Ser. A, 1.30%, 03/14/03...............................   P-1, A-1+      11,371,000     11,371,000
                                                                                           ------------
                                                                                             16,625,092
                                                                                           ------------
TOTAL MUNICIPAL BONDS (Cost $580,999,253).................................                  580,999,253
                                                                                           ------------
TOTAL INVESTMENTS (Cost $580,999,253)+ -- 100.0%..........................                 $580,999,253
                                                                                           ============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2002. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+    Cost for federal income tax purposes.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.
LOC    -- Letter of Credit.
SBPA   -- Stand-by Bond Purchase Agreement.
TECP -- Tax-Exempt Commercial Paper and multi-modal bonds in commercial paper mode.

    The accompanying notes are an integral part of the financial statements.

       WT INVESTMENT TRUST I -- MONEY MARKET SERIES
          FINANCIAL STATEMENTS

      STATEMENTS OF ASSETS AND LIABILITIES
      December 31, 2002 (Unaudited)

                                                            Prime             U.S.
                                                         Money Market      Government      Tax-Exempt
                                                            Series           Series          Series
                                                        --------------   --------------   ------------
ASSETS:
Investment in securities, at value*...................  $2,454,231,019   $1,205,552,719   $580,999,253
Cash..................................................           1,012               18        199,054
Interest receivable...................................       8,526,082       11,677,401      1,181,815
                                                        --------------   --------------   ------------
Total assets..........................................   2,462,758,113    1,217,230,138    582,380,122
                                                        --------------   --------------   ------------
LIABILITIES:
Payable for investments purchased.....................              --       49,980,935             --
Accrued advisory fee..................................         973,953          459,879        239,700
Other accrued expenses................................          58,035           32,557         21,783
                                                        --------------   --------------   ------------
Total liabilities.....................................       1,031,988       50,473,371        261,483
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,461,726,125   $1,166,756,767   $582,118,639
                                                        ==============   ==============   ============
------------------------
*  Investments at cost                                  $2,454,231,019   $1,205,552,719   $580,999,253

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                                                 Prime          U.S.
                                                              Money Market   Government   Tax-Exempt
                                                                 Series        Series       Series
                                                              ------------   ----------   ----------
INVESTMENT INCOME:
  Interest Income...........................................  $23,550,797    $9,923,497   $4,203,887
                                                              -----------    ----------   ----------
EXPENSES:
  Advisory fees.............................................    5,522,592    2,689,919     1,359,747
  Administration and accounting fees........................      227,738      108,667        60,918
  Trustees' fees............................................        2,546        2,662         2,833
  Professional fees.........................................       25,406       13,451        11,084
  Other.....................................................       10,823       37,825        10,374
                                                              -----------    ----------   ----------
    Total expenses..........................................    5,789,105    2,852,524     1,444,956
                                                              -----------    ----------   ----------
  Net investment income.....................................   17,761,692    7,070,973     2,758,931
                                                              -----------    ----------   ----------
NET REALIZED GAIN ON INVESTMENTS............................           --           --           394
                                                              -----------    ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $17,761,692    $7,070,973   $2,759,325
                                                              ===========    ==========   ==========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                                               Prime             U.S.
                                                           Money Market       Government       Tax-Exempt
                                                              Series            Series           Series
                                                          ---------------   ---------------   -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.................................  $    17,761,692   $     7,070,973   $   2,758,931
  Net realized gain on investments......................               --                --             394
                                                          ---------------   ---------------   -------------
Net increase in net assets resulting from operations....       17,761,692         7,070,973       2,759,325
                                                          ---------------   ---------------   -------------
Transactions in beneficial interest:
  Contributions.........................................    2,708,499,462     1,467,885,654     682,474,433
  Withdrawals...........................................   (2,668,915,035)   (1,307,770,824)   (626,922,524)
                                                          ---------------   ---------------   -------------
Net increase in net assets from transactions
  in beneficial interest................................       39,584,427       160,114,830      55,551,909
                                                          ---------------   ---------------   -------------
Total increase in net assets............................       57,346,119       167,185,803      58,311,234
NET ASSETS:
  Beginning of period...................................    2,404,380,006       999,570,964     523,807,405
                                                          ---------------   ---------------   -------------
  End of period.........................................  $ 2,461,726,125   $ 1,166,756,767   $ 582,118,639
                                                          ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                              Prime             U.S.
                                                          Money Market       Government        Tax-Exempt
                                                             Series            Series            Series
                                                         ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income................................  $    57,884,612   $    22,604,103   $     7,950,801
  Net realized gain on investments.....................            9,681             1,820             1,978
                                                         ---------------   ---------------   ---------------
Net increase in net assets resulting from operations...       57,894,293        22,605,923         7,952,779
                                                         ---------------   ---------------   ---------------
Transactions in beneficial interest:
  Contributions........................................    6,816,833,987     4,337,085,171     1,328,772,232
  Withdrawals..........................................   (7,017,273,411)   (4,580,127,709)   (1,288,751,521)
                                                         ---------------   ---------------   ---------------
Net increase (decrease) in net assets from transactions
  in beneficial interest...............................     (200,439,424)     (243,042,538)       40,020,711
                                                         ---------------   ---------------   ---------------
Total increase (decrease) in net assets................     (142,545,131)     (220,436,615)       47,973,490
NET ASSETS:
  Beginning of year....................................    2,546,925,137     1,220,007,579       475,833,915
                                                         ---------------   ---------------   ---------------
  End of year..........................................  $ 2,404,380,006   $   999,570,964   $   523,807,405
                                                         ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Prime Money Market Series, U.S. Government Series, and Tax-Exempt Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Each Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Repurchase Agreements. Each Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, each Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. For its services, RSMC receives a fee of 0.47% of each

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

  Series' first $1 billion of average daily net assets; 0.43% of each Series' next $500 million of average daily net assets; 0.40% of each Series' next $500 million of average daily net assets; and 0.37% of each Series' average daily net assets in excess of $2 billion.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of $37,500 per year, plus .015% of the Series' average daily net assets over $100 million. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                                For the        For the Fiscal
                                               Six-Month        Years Ended       For the Period
                                             Period Ended         June 30,      November 1, 1999(1)
                                           December 31, 2002   --------------         through
                                              (Unaudited)      2002      2001      June 30, 2000
                                           -----------------   ----      ----   -------------------
PRIME MONEY MARKET SERIES
  Total Return...........................        0.73%**       1.82%     5.70%         3.75%**
  Ratios to Average Net Assets:
     Expenses............................        0.45%*        0.45%     0.45%         0.46%*
     Net investment income...............        1.37%*        2.19%     5.51%         5.63%*
U.S. GOVERNMENT SERIES
  Total Return...........................        0.65%**       2.75%     5.66%         3.61%**
  Ratios to Average Net Assets:
     Expenses............................        0.49%*        0.50%     0.49%         0.50%*
     Net investment income...............        1.22%*        2.07%     5.24%         5.42%*
TAX-EXEMPT SERIES
  Total Return...........................        0.51%**       0.94%     3.42%         2.30%**
  Ratios to Average Net Assets:
     Expenses............................        0.50%*        0.50%     0.50%         0.50%*
     Net investment income...............        0.95%*        1.36%     3.33%         3.45%*

------------------------
*  Annualized.
** Not annualized.
(1)Commencement of operations.

5. CREDIT RISK. Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury and thus may or may not be backed by the "full faith and credit" of the United States. Payment of interest and principal on these obligations, although generally backed directly or indirectly by the U.S. Government, may be backed solely by the issuing instrumentality.

   Approximately, 78% of the investments by the Tax-Exempt Series on December 31, 2002, were insured by private issuers that guarantee payment of principal and interest in the event of default or were backed by letters of credit issued by domestic and foreign banks or financial institutions.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           40       Rodney Square
Date of Birth: 2/49           President and   death, resignation    Officer of                          Management
                              Chairman of     or removal. Trustee,  Wilmington Trust                    Corporation
                              the Board       President and         Company since                       (registered
                                              Chairman of the       February 1996.                      investment
                                              Board since October                                       adviser)
                                              1998.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director          40       None
100 Wilshire Boulevard                        death, resignation    and President,
Suite 600                                     or removal. Trustee   Roxbury Capital
Santa Monica, CA 90401                        since October 1999.   Management LLC since
Date of Birth: 11/36                                                1998. Prior to 1998,
                                                                    Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------
(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.
(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT H. ARNOLD              Trustee         Shall serve until     Founder and                40       None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

ERIC BRUCKER                  Trustee         Shall serve until     Dean, School of            40       None
Date of Birth: 12/41                          death, resignation    Business
                                              or removal. Trustee   Administration of
                                              since October 1999.   Widener University
                                                                    since July 2001.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001 and
                                                                    Dean, School of
                                                                    Management at the
                                                                    University of
                                                                    Michigan prior to
                                                                    September 1998.

NICHOLAS A. GIORDANO          Trustee         Shall serve until     Consultant,                40       Kalmar Pooled
Date of Birth: 3/43                           death, resignation    financial services                  Investment
                                              or removal. Trustee   organizations from                  Trust;
                                              since October 1998.   1997 to present;                    Independence
                                                                    Interim President,                  Blue Cross;
                                                                    LaSalle University                  Fotoball,
                                                                    from 1998 to 1999;                  U.S.A.
                                                                    President and Chief                 (sporting and
                                                                    Executive Officer,                  athletics
                                                                    Philadelphia Stock                  goods
                                                                    Exchange from 1981                  manufacturer);
                                                                    to 1997.                            DaisyTek
                                                                                                        International
                                                                                                        (wholesale
                                                                                                        paper and
                                                                                                        paper
                                                                                                        products);
                                                                                                        Selas
                                                                                                        Corporation
                                                                                                        of America
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
LOUIS KLEIN JR.               Trustee         Shall serve until     Self-employed              40       Manville
Date of Birth: 5/35                           death, resignation    financial consultant                Personal
                                              or removal. Trustee   since 1991.                         Injury
                                              since October 1999.                                       Settlement
                                                                                                        Trust

CLEMENT C. MOORE, II          Trustee         Shall serve until     Managing Partner,          40       None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN              Trustee         Shall serve until     Retired since 1993.        40       St. Joe Paper
Date of Birth: 5/32                           death, resignation                                        Co.
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT               Trustee         Shall serve until     Dean and Professor         40       St. Thomas
Date of Birth: 4/51                           death, resignation    of Law, Villanova                   More Society
                                              or removal. Trustee   University School of                of
                                              since November 2001.  Law since July 1997.                Pennsylvania.
                                                                    Associate Dean for
                                                                    Academic Affairs
                                                                    University of
                                                                    Maryland School of
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice               N/A       None
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 8/57           and Chief       pleasure of the       Wilmington Trust
                              Financial       Board and until       Company since 1996.
                              Officer         successor is elected
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and        N/A       None
400 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington       N/A       None
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                       John R. Giles, Vice President and
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Money Market Portfolios -- Service Shares.

WMMPS-SEMI-12/02

                                                                      WILMINGTON
                                                                           FUNDS

MONEY MARKET PORTFOLIOS
SERVICE SHARES

                  - PRIME MONEY MARKET
                  - U.S. GOVERNMENT
                  - TAX-EXEMPT
                                  SEMI-ANNUAL
                               December 31, 2002

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Among the major asset classes, only fixed income assets managed a positive return last year. The Lehman Government/Credit Index advanced 11% and for the third consecutive year far outperformed stocks. Investors in the Wilmington Fixed Income Portfolios have participated very well during this period of strong fixed income performance.

     The past year did not start out with great expectations for the fixed income market as many anticipated that the aggressive moves by the Federal Reserve to lower interest rates would have a quick and positive impact on the economy. Instead, the rate cuts proved to have a relatively narrow benefit, helping the most rate-sensitive sectors of the economy such as housing and auto sales. Many other areas of the economy continued to languish under large debt loads, over capacity, and fears of potentially fraudulent accounting practices. During the second half of 2002, the fixed income markets benefited from the inability of the economy to recover quickly. This enabled Treasury yields to remain low, and avoid any principal erosion from rising interest rates. At the same time, credit sensitive sectors experienced a great deal of volatility, but finished the year with a flourish as spreads contracted dramatically during the last months of the year. Municipal bonds followed the lead from the Treasury market, and also benefited from the strong demand from individual investors seeking safety and higher returns. To meet the large demand from investors, municipal bond new issue supply for 2002 set the all time record at over $325 billion.

     Whether a fourth year of positive performance is possible is almost entirely dependent upon the course of economic activity. It is our conclusion that the strongly stimulative monetary policy already in place, and the likelihood of a fiscal package early in 2003, will lead to an acceleration of economic growth throughout the year. However, the past few years has shown investors the value of maintaining diverse asset allocation objectives. Thus, a period of poor bond market performance should not be considered as a reason to avoid the asset class. Remaining with sectors of the market, even if they fall out of favor momentarily, is critical to investment success. The portfolio managers of the Wilmington Fixed Income Portfolios have decades of experience in good and bad markets and their expertise will serve shareholders well, regardless of the market conditions.

     We are pleased to present the details of our past six-month's performance.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON SHORT/INTERMEDIATE BOND AND WILMINGTON BROAD MARKET BOND PORTFOLIOS

     The Wilmington Short/Intermediate Bond Portfolio and Wilmington Broad Market Bond Portfolio (the "Portfolios") are designed to give shareholders broad exposure to the dynamics of the taxable fixed income bond market with a stable flow of income and minimization of risk. This goal is accomplished by applying a disciplined and systematic investment process to actively manage a core portfolio of investment grade notes and bonds from a wide range of taxable market sectors. The major difference between the Portfolios is the exposure to interest rate risk. The Wilmington Short/Intermediate Bond Portfolio has the lower risk exposure to interest rates and finished 2002 with an effective duration of 3.67 years. The Wilmington Broad Market Bond Portfolio had an effective duration of 5.47 years.

     The Portfolios have performed well during the past six months. The Wilmington Short/Intermediate Bond Portfolio had a total return of 6.57%, which was ahead of the 6.30% earned by the Lehman Intermediate Government/Credit Index, and well ahead of the mean return of funds in the Lipper Short/Intermediate Investment Grade Universe that earned 4.23%. The Wilmington Broad Market Bond Portfolio had a total return of 7.44%, which trailed just slightly behind the 7.53% earned by the Lehman Government/Credit Index, but well ahead of the mean return of funds in the Lipper Intermediate Investment Grade Universe that earned 5.47%.

     The Portfolios seek to achieve their investment objectives through a systematic analytic framework that focuses on yield enhancement, sector selection, yield curve exposure and duration management. The third quarter of 2002 was a good period for the Portfolios since the Portfolios outperformed their respective indices. Performance against the Lipper peer groups was also excellent as the Portfolios were among the top 5 in their respective peer groups over the quarter. Declining yields allowed for the Portfolios to post strong positive results with the Wilmington Short/ Intermediate Bond Portfolio up 4.56% versus 4.53% for the Lehman Intermediate Government/Credit Index, and the Wilmington Broad Market Bond Portfolio was up 5.77% versus 5.69% for the Lehman Government/Credit Index. During the quarter, the Portfolios benefited from the continued problems in the equity market and the slowing US economy that enabled yields to reach levels not seen in four decades. Durations were kept at or above market levels that allowed the Portfolios to participate fully in the price increases brought on by falling rates. The corporate credit markets had a difficult time during the early part of the quarter as telecom, utilities, and cable/media underperformed the markets significantly. The Portfolios' exposures in these areas were fairly small, allowing them to avoid most of the problems caused by the credit deterioration of these sectors.

     The fourth quarter of 2002 provided a variety of challenging market conditions. Growing concerns over the economic expansion caused the Federal Reserve to lower interest rates by 50 basis points ("bps."). The equity market struggled early in the quarter but rallied sharply as corporate earnings results met or exceeded most estimates. This prompted a significant sell off in the bond market that pushed longer-term yields up by nearly 50 bps. Rising turmoil overseas caused investors to rethink how much risk they were willing to take and allowed the Treasury market to rally into the close of the year. The corporate bond market followed the ups and downs of the equity market as spreads widened dramatically during early October, only to snap back in a very strong rally during November and December.

     The Wilmington Short/Intermediate Bond Portfolio outperformed its index during the fourth quarter of 2002 with a return of 1.92%, while the Lehman Intermediate Government/Credit Index returned 1.69% over the same

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

time period. The Wilmington Broad Market Bond Portfolio finished just behind its benchmark returning 1.58% versus 1.73% for the Lehman Government/Credit Index. As interest rates rose in October, the durations of the Portfolios were reduced to limit exposure to the decline in principal brought about by rising rates. During the corporate bond market rally in November, neither Portfolio was overweighed in the corporate bond sector, but both held issuers that performed particularly well. For example, the Portfolios benefited from the Comcast/ATT Broadband merger. In addition, other telecom holdings in Verizon and Sprint also added significantly to the positive performance. The Portfolios held positions in Household International that agreed to be acquired by HSBC. A major rally ensued in the Household bonds and contributed to the Portfolios' performance. Gains in the auto sector were also quite large in November, and while the Portfolios' positions have been and still remain cautious about this sector, the modest holdings in Ford, Hertz and GMAC all had a positive effect on performance.

     The following table compares the Wilmington Short/Intermediate Bond Portfolio ("Short/Intermediate"), the Merrill Lynch 1-10 Year U.S. Treasury Index ("Merrill Lynch 1-10 Yr."), an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years, and the Lehman Intermediate Government/ Credit Index ("Lehman Inter. Govt/Credit"), an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government agency obligations and investment grade corporate debt obligations with a maturity range between 1 and 10 years, for the past ten years ended December 31, 2002.*

                                                       Average Annual
                                  Six         ---------------------------------
                                 Months       1 Year       5 Year       10 Year
                                 ------       ------       ------       -------
Short/Intermediate               6.57%        9.18%        7.02%         6.61%
Merrill Lynch 1-10 Yr            5.64%        9.05%        7.25%         6.82%
Lehman Inter. Govt/Credit        6.30%        9.82%        7.48%         7.07%

     The following table compares the Wilmington Broad Market Bond Portfolio ("Broad Market Bond") and its predecessor, the Bond Fund (a collective investment Fund), with that of the Merrill Lynch U.S. Treasury Master Index ("Merrill Lynch U.S. Treasury"), an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years, and the Lehman Government/Credit Index ("Lehman Govt/Credit"), an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government agency obligations and investment grade corporate debt obligations with maturities no less than 1 year, for the past ten years ended December 31, 2002.*

                                                        Average Annual
                                   Six         ---------------------------------
                                 Months        1 Year       5 Year       10 Year
                                 -------       ------       ------       -------
Broad Market Bond                 7.44%         9.67%       7.10%         7.01%
Merrill Lynch U.S. Treasury       7.73%        11.57%       7.71%         7.52%
Lehman Govt/Credit                7.53%        11.02%       7.61%         7.61%

------------------------
* Past performance is not necessarily indicative of future results. An investment in either Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above tables does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

WILMINGTON MUNICIPAL BOND PORTFOLIO

     The Wilmington Municipal Bond Portfolio (the "Portfolio") is an intermediate, high quality fund designed to produce a high level of income that is exempt from Federal income taxes while seeking preservation of capital. The basic investment strategy is to identify and purchase the undervalued sectors of the municipal market. The Portfolio will normally be fully invested with an average maturity in the 5 to 10 year range.

     At the start of the third quarter, we felt that the evolving recovery would become more obvious over the summer, causing the bull market in bonds to lose momentum. Instead, concerns over war with Iraq, the economy and poor equity markets continued to keep the bond market rally in place, with yields declining to levels not seen since the 1960's. New issue supply volume continued to be at all-time record levels, but the market had little trouble absorbing the bonds. While retail investors had been a big source of demand for most of the year, their interest in bonds past 10 years began to wane as rate shock set in.

     Midway through the third quarter of 2002, we began a swap program to take advantage of the steep yield curve in the municipal market, without sacrificing coupon income or credit quality. We began selling bonds due within one year, which we felt had little to no price appreciation left and purchased premium bonds in the 5-year range. While more yield could be gained with longer maturities, we did not believe that the market risks warranted this approach.

     The municipal market rally came to an abrupt halt in October as economic data showed signs of improvement and the equity markets reacted to positive corporate earnings reports. In addition, the municipal market continued to be inundated with new issue supply, including the $6 billion California power deal. This supply became difficult to sell as interest rates were rising by the minute. The speed of the free fall led to the market being oversold, and once retail buyers became aware of the over 50 basis point adjustment in yields, they began to refocus on purchasing municipals, helping to stabilize the market.

     During the early part of the fourth quarter, we continued with the swap program from the third quarter. Overall, these swaps helped the Portfolio's performance during the month of December when the municipal market turned in its best performance for any month of 2002. These purchases would also give the Portfolio the advantage of having a higher percentage of bonds rolling down a very steep segment of the yield curve over year-end.

     Day-to-day volatility continued into November as investors moved the market on each piece of economic news released. But the month closed on a negative note because there was just too much supply and lackluster demand. December was kinder to the municipal market as supply began to subside and reinvestment money is heaviest on December 1st and January 1st. Investors were anxious to get this money put to work before year-end as the steep yield curve was providing an opportunity for investors to take advantage of the roll down the yield curve, especially for bonds maturing inside of 10 years. For the fourth quarter, yields were up all along the curve, except for AAA-rated 1-year bonds, which decreased 25 bps. to 1.20%. Yields on AAA-rated 5-year bonds increased 5 bps. to 2.48%, 10-year bonds increased 31 bps. to 3.64%, and 20-year bonds increased 17 bps. to 4.66%.

     On December 31, 2002, the Portfolio had an average effective maturity of
5.8 years, a duration of 4.8 years, and an average coupon of 5.2%, versus the target Merrill Lynch Intermediate Municipal Index, which had an average effective maturity of 7.5 years, a duration of 6.1 years and an average coupon of 5.3%. The Portfolio experienced a very high level of new money flows throughout the month of December. Unfortunately, this shortened

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

the Portfolio's duration during the strongest month of performance, causing the Portfolio to underperform the respective indices.

     The Portfolio's performance of 3.66% for the semi-annual period ending December 31, 2002 trailed the Merrill Lynch Intermediate Municipal Index return of 5.08%, mainly because of our defensive strategy and new money flows. The Portfolio's return compares more favorably with the Lipper Peer Group Index, which had a return of 4.02%, as many managers have moved to a more defensive position versus the various indices.

     The following table compares the Wilmington Municipal Bond Portfolio ("Municipal Bond") with that of the Merrill Lynch Intermediate Municipal Index ("Merrill Lynch Muni"), an unmanaged weighted index including investment grade tax-exempt bonds with a maturity range of 1 to 12 years, since the Portfolio's commencement of operations on November 1, 1993.*

                                                        Average Annual
                                  Six         -----------------------------------
                                 Months       1 Year       5 Year       Inception
                                 ------       ------       ------       ---------
Municipal Bond                   3.66%         7.92%       5.02%          5.05%
Merrill Lynch Muni               5.08%        10.48%       6.24%          5.99%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc.

     We invite your comments and questions and thank you for your investment in the Wilmington Fixed Income Portfolios. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/ Robert J. Christian
                                         Robert J. Christian
February 8, 2003                         President

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

                                                               Short/
                                                            Intermediate   Broad Market    Municipal
                                                                Bond           Bond          Bond
                                                             Portfolio      Portfolio      Portfolio
                                                            ------------   ------------   -----------
ASSETS:
Investment in Series, at value............................  $174,312,816   $123,031,294   $40,745,941
Other assets..............................................         5,549         13,212         1,152
                                                            ------------   ------------   -----------
Total assets..............................................   174,318,365    123,044,506    40,747,093
                                                            ------------   ------------   -----------
LIABILITIES:
Dividends payable.........................................       632,660        481,948       116,010
Accrued expenses..........................................        22,293         35,009         8,511
                                                            ------------   ------------   -----------
Total liabilities.........................................       654,953        516,957       124,521
                                                            ------------   ------------   -----------
NET ASSETS................................................  $173,663,412   $122,527,549   $40,622,572
                                                            ============   ============   ===========
NET ASSETS CONSIST OF:
Paid-in capital...........................................  $164,336,979   $114,610,294   $39,171,209
Accumulated net realized gain on investments..............       883,069        226,402            95
Net unrealized appreciation on investments................     8,443,364      7,690,853     1,451,268
                                                            ------------   ------------   -----------
NET ASSETS................................................  $173,663,412   $122,527,549   $40,622,572
                                                            ============   ============   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  ($0.01 par value, unlimited authorized shares)
  Institutional Shares....................................    16,386,328     11,804,129     3,104,255
NET ASSET VALUE, offering and redemption price per share:
  Institutional Shares....................................        $10.60         $10.38        $13.09
                                                            ============   ============   ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                                                 Short/
                                                              Intermediate   Broad Market   Municipal
                                                                  Bond           Bond          Bond
                                                               Portfolio      Portfolio     Portfolio
                                                              ------------   ------------   ----------
NET INVESTMENT INCOME FROM SERIES:
  Interest..................................................  $ 4,291,394     $3,172,025    $  759,556
  Dividends.................................................           --         19,271            --
  Securities lending........................................       25,566          8,923            --
  Expenses..................................................     (425,841)      (303,318)     (106,875)
                                                              -----------     ----------    ----------
    Net investment income from Series.......................    3,891,119      2,896,901       652,681
                                                              -----------     ----------    ----------
EXPENSES:
  Administration and accounting fees........................       27,145         27,145        27,145
  Transfer agent fees.......................................       31,989         23,751        11,186
  Reports to shareholders...................................       18,965         15,242         7,996
  Trustees' fees............................................        7,595          7,520         7,595
  Registration fees.........................................       10,667         10,942        11,506
  Professional fees.........................................       11,568          8,137         5,407
  Other.....................................................        4,017          6,725         1,649
                                                              -----------     ----------    ----------
    Total expenses before fee waivers and expense
       reimbursements.......................................      111,946         99,462        72,484
    Expenses reimbursed.....................................           --             --       (29,612)
    Administration and accounting fees waived...............           --             --       (13,574)
                                                              -----------     ----------    ----------
       Total expenses, net..................................      111,946         99,462        29,298
                                                              -----------     ----------    ----------
  Net investment income.....................................    3,779,173      2,797,439       623,383
                                                              -----------     ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  SERIES:
  Net realized gain on investments..........................    2,026,010      1,026,843        52,433
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    5,055,719      4,795,868       634,734
                                                              -----------     ----------    ----------
  Net gain on investments from Series.......................    7,081,729      5,822,711       687,167
                                                              -----------     ----------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......  $10,860,902     $8,620,150    $1,310,550
                                                              ===========     ==========    ==========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                                                 Short/
                                                              Intermediate   Broad Market    Municipal
                                                                  Bond           Bond          Bond
                                                               Portfolio      Portfolio      Portfolio
                                                              ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  3,779,173   $  2,797,439   $   623,383
  Net realized gain on investments..........................     2,026,010      1,026,843        52,433
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     5,055,719      4,795,868       634,734
                                                              ------------   ------------   -----------
Net increase in net assets resulting from operations........    10,860,902      8,620,150     1,310,550
                                                              ------------   ------------   -----------
Distributions to shareholders:
  From net investment income................................    (3,779,173)    (2,797,439)     (623,383)
  From net realized gain....................................    (1,126,417)      (552,877)      (71,307)
                                                              ------------   ------------   -----------
Total distributions.........................................    (4,905,590)    (3,350,316)     (694,690)
                                                              ------------   ------------   -----------
Portfolio share transactions(a):
  Proceeds from shares sold.................................    17,555,582     14,617,811     9,838,320
  Cost of shares issued on reinvestment of distributions....     4,059,787      2,884,633       406,005
  Cost of shares redeemed...................................   (20,984,604)   (16,672,228)   (2,829,465)
                                                              ------------   ------------   -----------
Net increase in net assets from Portfolio share
  transactions..............................................       630,765        830,216     7,414,860
                                                              ------------   ------------   -----------
Total increase in net assets................................     6,586,077      6,100,050     8,030,720
NET ASSETS:
  Beginning of period.......................................   167,077,335    116,427,499    32,591,852
                                                              ------------   ------------   -----------
  End of period.............................................  $173,663,412   $122,527,549   $40,622,572
                                                              ============   ============   ===========
                                                                 Shares         Shares        Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                       ------------   ------------   -----------
  Shares sold...............................................     1,677,432      1,431,251       758,253
  Shares issued on reinvestment of distributions............       388,613        283,387        31,240
  Shares redeemed...........................................    (2,005,314)    (1,634,462)     (217,787)
                                                              ------------   ------------   -----------
  Net increase in shares....................................        60,731         80,176       571,706
  Shares outstanding -- Beginning of period.................    16,325,597     11,723,953     2,532,549
                                                              ------------   ------------   -----------
  Shares outstanding -- End of period.......................    16,386,328     11,804,129     3,104,255
                                                              ============   ============   ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                               Short/
                                                            Intermediate   Broad Market    Municipal
                                                                Bond           Bond          Bond
                                                             Portfolio     Portfolio(1)    Portfolio
                                                            ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...................................  $  8,044,810   $  6,179,546   $   975,173
  Net realized gain on investments........................       992,553        709,674        88,998
  Net change in unrealized appreciation (depreciation) on
    investments...........................................     1,889,083        838,124       493,603
                                                            ------------   ------------   -----------
Net increase in net assets resulting from operations......    10,926,446      7,727,344     1,557,774
                                                            ------------   ------------   -----------
Distributions to shareholders:
  From net investment income..............................    (8,052,883)    (6,215,809)     (975,173)
  From net realized gain..................................      (253,838)      (578,048)      (91,363)
                                                            ------------   ------------   -----------
Total distributions.......................................    (8,306,721)    (6,793,857)   (1,066,536)
                                                            ------------   ------------   -----------
Portfolio share transactions(a):
  Proceeds from shares sold...............................   104,577,688    100,701,920    15,296,595
  Cost of shares issued on reinvestment of
    distributions.........................................     6,877,606      6,027,855       671,083
  Cost of shares redeemed.................................   (87,027,345)   (99,566,876)   (6,625,804)
                                                            ------------   ------------   -----------
Net increase in net assets from Portfolio share
  transactions............................................    24,427,949      7,162,899     9,341,874
                                                            ------------   ------------   -----------
Total increase in net assets..............................    27,047,674      8,096,386     9,833,112
NET ASSETS:
  Beginning of year.......................................   140,029,661    108,331,113    22,758,740
                                                            ------------   ------------   -----------
  End of year.............................................  $167,077,335   $116,427,499   $32,591,852
                                                            ============   ============   ===========
                                                               Shares         Shares        Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                     ------------   ------------   -----------
  Shares sold.............................................    10,236,950     10,027,897     1,199,961
  Shares issued on reinvestment of distributions..........       672,946        603,497        52,738
  Shares redeemed.........................................    (8,518,835)    (9,952,345)     (519,801)
                                                            ------------   ------------   -----------
  Net increase in shares..................................     2,391,061        679,049       732,898
  Shares outstanding -- Beginning of year.................    13,934,536     11,044,904     1,799,651
                                                            ------------   ------------   -----------
  Shares outstanding -- End of year.......................    16,325,597     11,723,953     2,532,549
                                                            ============   ============   ===========

------------------------
(1)Formerly the Intermediate Bond Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                   For the Six-Month        For the Fiscal Years         For The Period
                                     Period Ended              Ended June 30,           November 1, 1998    For the Fiscal
                                   December 31, 2002   ------------------------------       through           Year Ended
SHORT/INTERMEDIATE BOND               (Unaudited)      2002(2)      2001      2000+      June 30, 1999+    October 31, 1998+
PORTFOLIO -- INSTITUTIONAL SHARES  -----------------   --------   --------   --------   ----------------   -----------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD........................       $  10.23        $  10.05   $   9.67   $   9.86       $ 10.27             $ 10.03
                                       --------        --------   --------   --------       -------             -------
INVESTMENT OPERATIONS:
  Net investment income.........           0.23            0.50       0.58       0.52          0.37                0.58
  Net realized and unrealized
    gain (loss) on investments...          0.44            0.20       0.38      (0.16)        (0.39)               0.24
                                       --------        --------   --------   --------       -------             -------
    Total from investment
    operations..................           0.67            0.70       0.96       0.36         (0.02)               0.82
                                       --------        --------   --------   --------       -------             -------
DISTRIBUTIONS:
  From net investment income....          (0.23)          (0.50)     (0.58)     (0.52)        (0.37)              (0.58)
  From net realized gain........          (0.07)          (0.02)        --      (0.03)        (0.02)                 --
                                       --------        --------   --------   --------       -------             -------
    Total distributions.........          (0.30)          (0.52)     (0.58)     (0.55)        (0.39)              (0.58)
                                       --------        --------   --------   --------       -------             -------
NET ASSET VALUE -- END OF
  PERIOD........................       $  10.60        $  10.23   $  10.05       9.67       $  9.86             $ 10.27
                                       ========        ========   ========   ========       =======             =======
TOTAL RETURN....................          6.57%**         7.08%     10.21%      4.28%       (0.27)%**             8.40%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense
      limitations...............          0.62%*          0.62%      0.55%      0.55%         0.55%*              0.59%
    Excluding expense
      limitations...............          0.62%*          0.62%      0.61%      0.72%         0.67%*              0.83%
  Net investment income.........          4.34%*          4.89%      5.89%      6.35%         5.47%*              5.64%
Portfolio turnover..............            50%            136%        88%        47%           30%                 41%
Net assets at end of period (000
  omitted)......................       $173,663        $167,077   $140,030   $140,015       $89,383             $94,597

------------------------
*  Annualized.
** Not annualized.
(+)Effective November 1, 1999, the Rodney Square Short/Intermediate Bond
   Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Short/Intermediate Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio which have been restated to reflect the share conversion ratio applied in the merger.
(1)Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Short/Intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(2)As required, effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets by less than .01%. Per share data for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                   For the Six-Month       For the Fiscal Years         For the Period     For the Period
                                     Period Ended             Ended June 30,           November 1, 1998   June 29, 1998(1)
                                   December 31, 2002   -----------------------------       through             through
BROAD MARKET BOND PORTFOLIO(4) --     (Unaudited)      2002(5)      2001      2000+     June 30, 1999+    October 31, 1998+
INSTITUTIONAL SHARES               -----------------   --------   --------   -------   ----------------   -----------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD.........................      $   9.93        $   9.81   $   9.46   $  9.63       $  10.19            $ 10.00
                                       --------        --------   --------   -------       --------            -------
INVESTMENT OPERATIONS:
  Net investment income..........          0.24            0.52       0.58      0.58           0.38               0.20
  Net realized and unrealized
    gain (loss) on investments...          0.50            0.16       0.35     (0.15)         (0.53)              0.19
                                       --------        --------   --------   -------       --------            -------
    Total from investment
    operations...................          0.74            0.68       0.93      0.43          (0.15)              0.39
                                       --------        --------   --------   -------       --------            -------
DISTRIBUTIONS:
  From net investment income.....         (0.24)          (0.52)     (0.58)    (0.58)         (0.38)             (0.20)
  From net realized gain.........         (0.05)          (0.04)        --(3)   (0.02)        (0.03)                --
                                       --------        --------   --------   -------       --------            -------
    Total distributions..........         (0.29)          (0.56)     (0.58)    (0.60)         (0.41)             (0.20)
                                       --------        --------   --------   -------       --------            -------
NET ASSET VALUE -- END OF
  PERIOD.........................      $  10.38        $   9.93   $   9.81   $  9.46       $   9.63            $ 10.19
                                       ========        ========   ========   =======       ========            =======
TOTAL RETURN.....................         7.44%**         7.04%     10.11%     4.72%        (1.52)%**            3.89%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense
      limitations................         0.66%*          0.68%      0.59%     0.55%          0.55%*             0.55%*
    Excluding expense
      limitations................         0.66%*          0.68%      0.70%     0.71%          0.67%*             0.66%*
  Net investment income..........         4.59%*          5.16%      5.96%     6.15%          5.71%*             5.69%*
Portfolio turnover...............           52%            180%        73%       53%            18%                18%
Net assets at end of period (000
  omitted).......................      $122,528        $116,427   $108,331   $79,310       $ 87,297            $93,002

------------------------
*  Annualized.
** Not annualized.
+ Effective November 1, 1999, the Rodney Square Intermediate Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Broad Market Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1)Commencement of operations.
(2)Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Broad Market Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(3)Distributions were less than .01 per share.
(4)Formerly the Intermediate Bond Portfolio.
(5)Effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets from 5.20% to 5.16%. Per share data for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                    For the Six-Month      For the Fiscal Years       For the Period   For the Fiscal
                                      Period Ended            Ended June 30,           November 1,       Year Ended
                                    December 31, 2002   ---------------------------    1998 through     October 31,
MUNICIPAL BOND PORTFOLIO --            (Unaudited)       2002      2001      2000+    June 30, 1999+       1998+
INSTITUTIONAL SHARES                -----------------   -------   -------   -------   --------------   --------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD..........................       $ 12.87        $ 12.65   $ 12.25   $ 12.48      $  12.94         $ 12.74
                                         -------        -------   -------   -------      --------         -------
INVESTMENT OPERATIONS:
  Net investment income...........          0.23           0.47      0.56      0.56          0.36            0.56
  Net realized and unrealized gain
    (loss) on investments.........          0.24           0.27      0.40     (0.15)        (0.40)           0.20
                                         -------        -------   -------   -------      --------         -------
    Total from investment
    operations....................          0.47           0.74      0.96      0.41         (0.04)           0.76
                                         -------        -------   -------   -------      --------         -------
DISTRIBUTIONS:
  From net investment income......         (0.23)         (0.47)    (0.56)    (0.56)        (0.36)          (0.56)
  From net realized gain..........         (0.02)         (0.05)       --     (0.08)        (0.06)             --
                                         -------        -------   -------   -------      --------         -------
    Total distributions...........         (0.25)         (0.52)    (0.56)    (0.64)        (0.42)          (0.56)
                                         -------        -------   -------   -------      --------         -------
NET ASSET VALUE -- END OF
  PERIOD..........................       $ 13.09        $ 12.87   $ 12.65   $ 12.25      $  12.48         $ 12.94
                                         =======        =======   =======   =======      ========         =======
TOTAL RETURN......................         3.66%**        5.93%     7.94%     3.40%       (0.30)%**         6.07%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses
    Including expense
       limitations................         0.75%*         0.75%     0.75%     0.75%         0.75%*          0.75%
    Excluding expense
       limitations................         0.99%*         1.08%     1.39%     1.03%         0.90%*          1.23%
  Net investment income...........         3.44%*         3.63%     4.43%     4.59%         4.29%*          4.35%
Portfolio turnover................           13%            28%       36%       50%           19%             44%
Net assets at end of period (000
  omitted)........................       $40,623        $32,592   $22,759   $16,009      $ 16,612         $17,579

------------------------
*  Annualized.
** Not annualized.
(+)Effective November 1, 1999, the Rodney Square Municipal Bond Portfolio
   ("Rodney Square Portfolio") was merged into the Wilmington Municipal Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1)Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Municipal Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Short/Intermediate Bond Portfolio, Wilmington Broad Market Bond Portfolio (formerly, Wilmington Intermediate Bond Portfolio), and Wilmington Municipal Bond Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolios offer two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered to retirement plans. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. As of December 31, 2002, the Investor Shares have not commenced operations.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of December 31, 2002, each Portfolio owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Municipal Bond Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Portfolios. For its services, RSMC is paid a fee of $3,000 for each Portfolio and $1,500 for each class of the Portfolio. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Portfolios. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Portfolios. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.75% of the average daily net assets of the Municipal Bond Portfolio. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                        Short/Intermediate    Broad Market    Municipal Bond
                                                          Bond Portfolio     Bond Portfolio     Portfolio
                                                        ------------------   --------------   --------------
   Six-Month Period ended December 31, 2002
   Ordinary Income....................................      $3,779,173         $2,797,439       $   10,410
   Tax-Exempt Income..................................              --                 --          612,973
   Long-term capital gains............................       1,126,417            552,877           71,307
                                                            ----------         ----------       ----------
     Total distributions..............................      $4,905,590         $3,350,316       $  694,690
                                                            ==========         ==========       ==========
   Year ended June 30, 2002
   Ordinary Income....................................      $8,069,869         $6,215,809       $   16,233
   Tax-Exempt Income..................................              --                 --          958,940
   Long-term capital gains............................         236,852            578,048           91,363
                                                            ----------         ----------       ----------
     Total distributions..............................      $8,306,721         $6,793,857       $1,066,536
                                                            ==========         ==========       ==========

   As of December 31, 2002, the estimated components of accumulated earnings (deficit) on a tax basis were as follows:

                                                        Short/Intermediate    Broad Market    Municipal Bond
                                                          Bond Portfolio     Bond Portfolio     Portfolio
                                                        ------------------   --------------   --------------
   Undistributed ordinary income......................      $       --         $       --       $       --
   Undistributed long-term capital gains..............         883,069            226,402               95
                                                            ----------         ----------       ----------
   Accumulated earnings...............................         883,069            226,402               95
   Post-October losses................................              --                 --               --
   Net unrealized appreciation of investments.........       8,443,364          7,690,853        1,451,268
                                                            ----------         ----------       ----------
     Total accumulated earnings.......................      $9,326,433         $7,917,255       $1,451,363
                                                            ==========         ==========       ==========

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2002 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                              Moody's/S&P  Principal       Value
                                                              Ratings(1)     Amount       (Note 2)
                                                              -----------  ----------   ------------
CORPORATE BONDS -- 34.1%
 FINANCIAL -- 13.2%
    Abbey National PLC, 6.69%, 10/17/05.....................   Aa3, AA-    $  675,000   $    741,422
    AIG Sunamerica Global Finance 144A, 5.85%, 08/01/08.....   Aaa, AAA     2,000,000      2,218,000
    Caterpillar Financial Services Corp., 4.88%, 06/15/07...    A2, A+      1,900,000      2,021,043
    Credit Suisse First Boston, 5.75%, 04/15/07.............   Aa3, AA-     1,300,000      1,391,625
    Equifax, Inc., 6.30%, 07/01/05..........................    Baa1, A       300,000        320,942
    First Union Corp., 6.82%, 08/01/06......................    A2, A-        200,000        234,443
    Ford Motor Credit, 6.70%, 07/16/04......................   A3, BBB+     1,195,000      1,217,498
    General Electric Capital Corp., 6.50%, 12/10/07.........   Aaa, AAA     2,125,000      2,396,408
    General Electric Capital Corp., 8.13%, 05/15/12.........   Aaa, AAA       250,000        307,354
    General Electric Global Insurance, 7.75%, 06/15/30......    Aa1, AA       300,000        343,998
    General Motors Acceptance Corp., 7.75%, 01/19/10........   A2, BBB+     1,500,000      1,570,335
    Goldman Sachs Group, 6.65%, 05/15/09....................    A1, A+      2,100,000      2,314,752
    Household Finance Corp., 6.40%, 06/17/08................    A2, A-      1,380,000      1,471,546
    JP Morgan Chase & Co., 6.50%, 08/01/05..................     A2, A      1,750,000      1,885,742
    MBNA America, 7.75%, 09/15/05...........................  Baa1, BBB+      750,000        827,283
    Prudential Insurance Co., 6.38%, 07/23/06...............    A2, A+      1,090,000      1,168,252
    Salomon Smith Barney Holdings, 6.50%, 02/15/08..........   Aa1, AA-     2,100,000      2,349,015
                                                                                        ------------
                                                                                          22,779,658
                                                                                        ------------
 INDUSTRIAL -- 15.2%
    Albertson's Inc., 6.95%, 08/01/09.......................  Baa1, BBB+    1,780,000      2,003,867
    Bausch & Lomb, Inc., 6.38%, 08/01/03....................   Ba1, BBB-      950,000        948,985
    Bausch & Lomb, Inc., 6.75%, 12/15/04....................   Ba1, BBB-    1,000,000      1,007,421
    Comcast Cable Communication, Inc., 8.13%, 05/01/04......   Baa2, BBB    1,100,000      1,158,600
    Conagra Foods, Inc., 7.40%, 09/15/04....................   Baa2, BBB    1,500,000      1,625,379
    CSX Corp., 7.90%, 05/01/17..............................   Baa2, BBB      850,000      1,050,942
    Dominion Resources, Inc., 3.88%, 01/15/04...............   Baa1, NA     1,180,000      1,188,317
    General Mills, Inc., 5.13%, 02/15/07....................  Baa1, BBB+    1,500,000      1,593,648
    Hershey Foods Corp., 6.70%, 10/01/05....................    A1, A+      1,500,000      1,660,472
    Hertz Corp., 8.25%, 06/01/05............................   Baa2, BBB    2,000,000      2,032,178
    Ingersoll-Rand, 6.02%, 02/15/28.........................   A3, BBB+     2,300,000      2,478,625
    Kellogg Co., 6.60%, 04/01/11............................   Baa2, BBB    1,500,000      1,689,368
    Lockheed Martin Corp., 8.20%, 12/01/09..................  Baa2, BBB-    1,000,000      1,235,808
    Motorola, Inc., 6.45%, 02/01/03(a)......................   Baa2, BBB    2,000,000      2,000,000
    Raytheon, Co., 6.75%, 08/15/07..........................  Baa3, BBB-    1,000,000      1,108,868
    Safeway, Inc., 6.15%, 03/01/06..........................   Baa2, BBB    3,000,000      3,249,110
                                                                                        ------------
                                                                                          26,031,588
                                                                                        ------------
 TELECOMMUNICATIONS -- 4.7%
    AT&T Broadband Corp., 8.38%, 03/15/13...................   Baa3, BBB    2,015,000      2,288,881
    AT&T Corp., 6.38%, 03/15/04.............................  Baa2, BBB+    1,475,000      1,511,875
    GTE Southwest, Inc., Ser. 1993B, 6.54%, 12/01/05........    Aa3, A+     1,000,000      1,104,642

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                              Moody's/S&P  Principal       Value
                                                              Ratings(1)     Amount       (Note 2)
                                                              -----------  ----------   ------------
    Sprint Capital Corp., 5.70%, 11/15/03...................  Baa1, BBB+   $2,000,000   $  1,990,000
    Verizon Global Funding Corp., 7.25%, 12/01/10...........    A1, A+        970,000      1,102,436
                                                                                        ------------
                                                                                           7,997,834
                                                                                        ------------
 UTILITIES -- 1.0%
    Ohio Power Co., Ser. 1997A, 6.73%, 11/01/04.............    A3, A-        400,000        419,112
    Valero Energy, 6.88%, 04/15/12(a).......................   Baa2, BBB    1,300,000      1,353,830
                                                                                        ------------
                                                                                           1,772,942
                                                                                        ------------
   TOTAL CORPORATE BONDS (COST $55,479,140)..........................................     58,582,022
                                                                                        ------------
ASSET-BACKED SECURITIES -- 5.5%
    Contimortgage Home Equity Loan Trust, Ser. 1996-1, Cl.
      A6, 6.69%, 01/15/16...................................   Aaa, AAA       129,088        128,950
    Crown Home Equity Loan Trust, Ser. 1996-1, Cl. A4,
      7.15%, 08/25/12.......................................   Aaa, AAA        72,013         72,439
    General Electric Capital Mortgage Services, Inc., Ser.
      1996-HE2, Cl. A5, 7.94%, 06/25/14.....................   Aaa, AAA       419,073        427,251
    Green Tree Financial Corp., Ser. 1995-2, Cl. A6, 8.30%,
      05/15/26..............................................   Aaa, AAA       553,083        580,705
    Green Tree Home Equity Loan Trust, Series 1999-D, Cl.
      A3, 7.30%, 08/15/18...................................    NR, AAA        85,718         87,224
    Greenpoint Manufactured Housing, Ser. 1999-1, Cl. A2,
      6.01%, 08/15/15.......................................   Aaa, AAA       388,563        394,878
    Greenpoint Manufactured Housing, Ser. 1999-3, Cl. 1A4,
      6.53%, 12/15/19.......................................   Aaa, AAA     2,000,000      2,138,054
    Residential Asset Securities Corp., Ser. 2001-KS2, Cl.
      AI3, 5.75%, 08/25/05..................................   Aaa, AAA     1,000,000      1,021,220
    Saxon Asset Securities Trust, Ser. 2000-4, Cl. A, 6.78%,
      01/25/16..............................................   Aaa, AAA       639,023        640,751
    The Money Store Home Equity Trust, Ser. 1996-B, Cl. A8,
      7.91%, 05/15/24.......................................   Aaa, AAA       382,866        391,435
    Vanderbilt Mortgage Finance, Ser. 1999-C, Cl. 1A2,
      7.09%, 11/07/13.......................................   Aaa, AAA       628,503        644,128
    Vanderbilt Mortgage Finance, Ser. 2001-C, 4.24%,
      08/07/14..............................................   Aaa, AAA     1,875,000      1,912,775
    Vanderbilt Mortgage Finance, Ser. 2002-B, 4.70%,
      10/07/18..............................................   Aaa, AAA     1,000,000      1,014,580
                                                                                        ------------
   TOTAL ASSET-BACKED SECURITIES (COST $9,313,964)...................................      9,454,390
                                                                                        ------------
MORTGAGE-BACKED SECURITIES -- 8.4%
    Federal Home Loan Mortgage Corp. Notes, 1589 N, 6.25%,
      04/15/23..............................................                1,813,398      1,911,116
    Federal Home Loan Mortgage Corp. Notes, 2052PK, 6.00%,
      11/15/11..............................................                2,000,000      2,060,917
    Federal Home Loan Mortgage Corp. Notes, 2073 PJ, 6.00%,
      10/15/23..............................................                  500,000        508,483
    Federal Home Loan Mortgage Corp. Notes, 2095 PM, 6.00%,
      10/15/22..............................................                  850,000        874,786
    Federal Home Loan Mortgage Corp. Notes, CMO 2129, 5.75%,
      09/15/11..............................................                1,650,000      1,688,949
    Federal Home Loan Mortgage Corp. Notes, CMO 2420, 5.00%,
      12/15/07..............................................                2,500,000      2,540,527
    Federal Home Loan Mortgage Corp. Notes, Gold 15 Yr.,
      6.00%, 01/01/13.......................................                  477,325        503,280
    Federal National Mortgage Association Notes, 7 Yr
      Balloon, 6.00%, 01/01/06..............................                   41,626         43,200
    Federal National Mortgage Association Notes, 7 Yr
      Balloon, 6.00%, 02/01/06..............................                   71,790         74,505
    Federal National Mortgage Association Notes, 7 Yr
      Balloon, 6.00%, 02/01/06..............................                  113,153        117,148
    Federal National Mortgage Association Notes, Ser.
      1993-50, Cl. D, 6.25%, 07/25/04.......................                  300,697        309,127
    Federal National Mortgage Association Notes, Ser.
      1999-W5, 6.12%, 02/25/29..............................                  881,807        891,273
    Federal National Mortgage Association, 15 Yr Balloon
      629603, 5.50%, 02/01/17...............................                1,353,793      1,405,406
    Government National Mortgage Association, 30 Yr. Pool
      529669, 7.50%, 02/15/26...............................                   81,184         86,918
    Government National Mortgage Association, 30 Yr. Pool
      529670, 7.50%, 12/15/23...............................                   56,335         60,560
    Government National Mortgage Association, Ser. 2001-53,
      PT, 5.50%, 01/20/31...................................                1,400,000      1,424,573
                                                                                        ------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $13,936,679)...............................     14,500,768
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                                           Principal       Value
                                                                             Amount       (Note 2)
                                                                           ----------   ------------
U.S. AGENCY OBLIGATIONS -- 32.1%
 FEDERAL FARM CREDIT BANKS NOTES -- 1.2%
    Federal Farm Credit Banks Notes, 3.88%, 12/15/04........               $2,000,000   $  2,078,484
                                                                                        ------------
 FEDERAL HOME LOAN BANKS NOTES -- 5.3%
    Federal Home Loan Banks Notes, 3.25%, 08/15/05..........                2,250,000      2,317,950
    Federal Home Loan Banks Notes, 5.75%, 05/15/12..........                2,000,000      2,236,180
    Federal Home Loan Banks Notes, 4.50%, 11/15/12..........                4,500,000      4,572,963
                                                                                        ------------
                                                                                           9,127,093
                                                                                        ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 6.3%
    Federal Home Loan Mortgage Corporation Notes, 5.13%,
      10/15/08..............................................                3,000,000      3,271,779
    Federal Home Loan Mortgage Corporation Notes, 6.63%,
      09/15/09..............................................                2,800,000      3,284,512
    Federal Home Loan Mortgage Corporation Notes, 6.88%,
      09/15/10..............................................                2,000,000      2,385,406
    Federal Home Loan Mortgage Corporation Notes, 5.13%,
      07/15/12..............................................                1,700,000      1,809,371
                                                                                        ------------
                                                                                          10,751,068
                                                                                        ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 19.3%
    Federal National Mortgage Association Notes, 6.50%,
      08/15/04..............................................                3,000,000      3,234,006
    Federal National Mortgage Association Notes, 3.50%,
      09/15/04(a)...........................................                7,000,000      7,216,440
    Federal National Mortgage Association Notes, 5.75%,
      06/15/05..............................................                2,500,000      2,726,093
    Federal National Mortgage Association Notes, 5.25%,
      06/15/06..............................................                  825,000        899,039
    Federal National Mortgage Association Notes, 4.75%,
      06/18/07..............................................                1,500,000      1,567,446
    Federal National Mortgage Association Notes, 5.75%,
      02/15/08..............................................                7,250,000      8,123,124
    Federal National Mortgage Association Notes, 6.16%,
      07/09/08..............................................                1,275,000      1,303,415
    Federal National Mortgage Association Notes, 5.25%,
      01/15/09(a)...........................................                2,000,000      2,188,134
    Federal National Mortgage Association Notes, 5.50%,
      03/15/11..............................................                1,500,000      1,644,006
    Federal National Mortgage Association Notes, 5.38%,
      11/15/11(a)...........................................                4,000,000      4,336,832
                                                                                        ------------
                                                                                          33,238,535
                                                                                        ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $52,210,288)..................................     55,195,180
                                                                                        ------------
U.S. TREASURY OBLIGATIONS -- 17.8%
 U.S. TREASURY BONDS -- 0.5%
    U.S. Treasury Bonds, 10.38%, 11/15/12...................                  650,000        868,765
                                                                                        ------------
 U.S. TREASURY NOTES -- 17.3%
    U.S. Treasury Notes, 7.25%, 08/15/04....................                2,000,000      2,187,734
    U.S. Treasury Notes, 4.63%, 05/15/06(a).................                6,300,000      6,794,650
    U.S. Treasury Notes, 7.00%, 07/15/06(a).................                1,800,000      2,086,945
    U.S. Treasury Notes, 6.50%, 10/15/06....................                5,900,000      6,776,705
    U.S. Treasury Notes, 3.50%, 11/15/06(a).................                1,780,000      1,852,313
    U.S. Treasury Notes, 6.13%, 08/15/07....................                1,000,000      1,149,922
    U.S. Treasury Notes, 5.00%, 08/15/11(a).................                1,750,000      1,918,984

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                                           Principal       Value
                                                                             Amount       (Note 2)
                                                                           ----------   ------------
    U.S. Treasury Notes, 4.88%, 02/15/12....................               $  300,000   $    325,769
    U.S. Treasury Notes, 4.00%, 11/15/12(a).................                6,500,000      6,591,917
                                                                                        ------------
                                                                                          29,684,939
                                                                                        ------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $28,897,578)................................     30,553,704
                                                                                        ------------
COMMERCIAL PAPER -- 2.1%
    General Electric, 1.18%, 01/02/03.......................                3,693,175      3,693,175
                                                                                        ------------
TOTAL INVESTMENTS (Cost $163,530,824)(+) -- 100.0%...................................   $171,979,239
                                                                                        ============
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $35,525,763)
  (see Note 4).......................................................................   $ 35,525,763
                                                                                        ============

------------------------
(+)The cost for federal income tax purposes. At December 31, 2002, net unrealized appreciation was $8,448,415. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $8,477,682, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $29,267.
(1)Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser at the time of purchase. The ratings shown are not audited.
(a)Security partially or fully on loan (see Note 4).

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                              Moody's/S&P  Principal       Value
                                                              Ratings(1)     Amount       (Note 2)
                                                              -----------  ----------   ------------
CORPORATE BONDS -- 40.7%
 BANKS -- 2.0%
    Swiss Bank Corp., 7.38%, 06/15/17.......................    Aa3, AA    $2,000,000   $  2,452,080
                                                                                        ------------
 FINANCIAL -- 15.8%
    Abbey National PLC, 6.69%, 10/17/05.....................   Aa3, AA-     1,100,000      1,208,243
    AIG Sunamerica Global Finance 144A, 5.85%, 08/01/08.....   Aaa, AAA     1,000,000      1,109,000
    Caterpillar Financial Services Corp., 4.88%, 06/15/07...    A2, A+        800,000        850,966
    Credit Suisse First Boston, 5.75%, 04/15/07.............   Aa3, AA-       900,000        963,433
    First Union Corp., 6.82%, 08/01/06......................    A2, A-        651,000        763,113
    Ford Motor Credit, 6.70%, 07/16/04......................   A3, BBB+       390,000        397,343
    General Electric Capital Corp., 6.50%, 12/10/07.........   Aaa, AAA     1,500,000      1,691,582
    General Electric Capital Corp., 8.13%, 05/15/12.........   Aaa, AAA       700,000        860,591
    General Electric Global Insurance, 7.75%, 06/15/30......    Aa1, AA     1,750,000      2,006,653
    General Motors Acceptance Corp., 7.75%, 01/19/10........   A2, BBB+     1,250,000      1,308,613
    Goldman Sachs Group, 6.65%, 05/15/09....................    A1, A+      3,000,000      3,306,788
    Household Finance Corp., 6.40%, 06/17/08................    A2, A-        945,000      1,007,689
    JP Morgan Chase & Co., 6.50%, 08/01/05..................     A2, A        950,000      1,023,689
    MBNA America, 7.75%, 09/15/05...........................  Baa1, BBB+      400,000        441,218
    Prudential Insurance Co., 6.38%, 07/23/06...............    A2, A+      1,000,000      1,071,791
    Salomon Smith Barney Holdings, 6.50%, 02/15/08..........   Aa1, AA-     1,000,000      1,118,578
                                                                                        ------------
                                                                                          19,129,290
                                                                                        ------------
 INDUSTRIAL -- 15.0%
    Bausch & Lomb, Inc., 6.38%, 08/01/03....................   Ba1, BBB-      700,000        699,252
    Comcast Cable Communication, Inc., 8.13%, 05/01/04......   Baa2, BBB      750,000        789,955
    Conagra Foods, Inc., 7.40%, 09/15/04....................   Baa2, BBB      200,000        216,717
    CSX Corp., 7.90%, 05/01/17..............................   Baa2, BBB    1,700,000      2,101,883
    Dominion Resources, Inc., 3.88%, 01/15/04...............   Baa1, NA       845,000        850,956
    Hertz Corp., 8.25%, 06/01/05............................   Baa2, BBB      300,000        304,827
    Ingersoll-Rand, 6.02%, 02/15/28.........................   A3, BBB+     1,000,000      1,077,663
    Kellogg Co., 6.60%, 04/01/11............................   Baa2, BBB    1,300,000      1,464,119
    Lockheed Martin Corp., 8.20%, 12/01/09..................  Baa2, BBB-    2,000,000      2,471,616
    Merck & Co, Inc., 6.40%, 03/01/28.......................   Aaa, AAA     1,710,000      1,891,434
    Motorola, Inc., 6.45%, 02/01/03(a)......................   Baa2, BBB    1,100,000      1,100,000
    Raytheon, Co., 6.75%, 08/15/07..........................  Baa3, BBB-    1,000,000      1,108,868
    Safeway, Inc., 6.15%, 03/01/06..........................   Baa2, BBB    1,500,000      1,624,556
    Zeneca Wilmington, 7.00%, 11/15/23......................   Aa2, AA+     2,250,000      2,591,972
                                                                                        ------------
                                                                                          18,293,818
                                                                                        ------------
 TELECOMMUNICATIONS -- 4.6%
    AT&T Broadband Corp., 8.38%, 03/15/13...................   Baa3, BBB      996,000      1,131,377
    AT&T Corp., 6.38%, 03/15/04.............................  Baa2, BBB+      750,000        768,750
    GTE Southwest, Inc., Ser. 1993B, 6.54%, 12/01/05........    Aa3, A+       500,000        552,321

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                              Moody's/S&P  Principal       Value
                                                              Ratings(1)     Amount       (Note 2)
                                                              -----------  ----------   ------------
    Sprint Capital Corp., 5.70%, 11/15/03...................  Baa1, BBB+   $1,500,000   $  1,492,500
    Verizon Global Funding Corp., 7.25%, 12/01/10...........    A1, A+      1,450,000      1,647,972
                                                                                        ------------
                                                                                           5,592,920
                                                                                        ------------
 UTILITIES -- 3.3%
    Marathon Oil Corp., 6.80%, 03/15/32.....................  Baa1, BBB+    2,900,000      3,029,418
    Valero Energy, 6.88%, 04/15/12..........................   Baa2, BBB    1,000,000      1,041,408
                                                                                        ------------
                                                                                           4,070,826
                                                                                        ------------
   TOTAL CORPORATE BONDS (COST $45,974,647)..........................................     49,538,934
                                                                                        ------------
ASSET-BACKED SECURITIES -- 9.7%
    Citibank Credit Card Master Trust, Ser. 1999-7, Cl. A,
      6.65%, 11/15/06.......................................   Aaa, AAA     4,000,000      4,343,130
    Crown Home Equity Loan Trust, Ser. 1996-1, Cl. A4,
      7.15%, 08/25/12.......................................   Aaa, AAA       100,818        101,416
    Green Tree Financial Corp., Ser. 1995-2, Cl. A6, 8.30%,
      05/15/26..............................................   Aaa, AAA       239,171        251,116
    Greenpoint Manufactured Housing, Ser. 1999-3, Cl. 1A4,
      6.53%, 12/15/19.......................................   Aaa, AAA     1,000,000      1,069,027
    Residential Asset Securities Corp., Ser. 2001-KS2, Cl.
      AI3, 5.75%, 08/25/05..................................   Aaa, AAA     1,500,000      1,531,830
    Saxon Asset Securities Trust, Ser. 2000-4, Cl. A, 6.78%,
      01/25/16..............................................   Aaa, AAA       958,534        961,126
    The Money Store Home Equity Trust, Ser. 1996-B, Cl. A8,
      7.91%, 05/15/24.......................................   Aaa, AAA     1,020,977      1,043,826
    Vanderbilt Mortgage Finance, Ser. 1998-B, 6.20%,
      10/07/12..............................................   Aaa, N/R       423,817        433,346
    Vanderbilt Mortgage Finance, Ser. 2001-C, 4.24%,
      08/07/14..............................................   Aaa, AAA     1,500,000      1,530,220
    Vanderbilt Mortgage Finance, Ser. 2002-B, 4.70%,
      10/07/18..............................................   Aaa, AAA       500,000        507,290
                                                                                        ------------
   TOTAL ASSET-BACKED SECURITIES (COST $11,547,658)..................................     11,772,327
                                                                                        ------------
MORTGAGE-BACKED SECURITIES -- 5.8%
    Federal Home Loan Mortgage Corp. Notes, 1589 N, 6.25%,
      04/15/23..............................................                  725,359        764,446
    Federal Home Loan Mortgage Corp. Notes, 2052PK, 6.00%,
      11/15/11..............................................                1,000,000      1,030,459
    Federal Home Loan Mortgage Corp. Notes, 2073 PJ, 6.00%,
      10/15/23..............................................                  300,000        305,090
    Federal Home Loan Mortgage Corp. Notes, 2095 PM, 6.00%,
      10/15/22..............................................                  700,000        720,412
    Federal Home Loan Mortgage Corp. Notes, CMO 2129, 5.75%,
      09/15/11..............................................                  400,000        409,442
    Federal Home Loan Mortgage Corp. Notes, FHR 2359 VD,
      6.00%, 05/15/19.......................................                1,600,000      1,687,979
    Federal Home Loan Mortgage Corp. Notes, Gold 15 Yr.,
      6.00%, 01/01/13.......................................                  318,217        335,520
    Federal National Mortgage Association, 15 Yr Balloon
      629603, 5.50%, 02/01/17...............................                  902,529        936,937
    Government National Mortgage Association, 30 Yr. Pool
      529669, 7.50%, 02/15/26...............................                   64,948         69,534
    Government National Mortgage Association, 30 Yr. Pool
      529670, 7.50%, 12/15/23...............................                   45,431         48,839
    Government National Mortgage Association, Ser. 2001-53,
      PT, 5.50%, 01/20/31...................................                  700,000        712,286
                                                                                        ------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $6,671,497)................................      7,020,944
                                                                                        ------------
U.S. AGENCY OBLIGATIONS -- 23.4%
 FEDERAL FARM CREDIT BANKS NOTES -- 1.7%
    Federal Farm Credit Banks Notes, 3.88%, 12/15/04........                2,000,000      2,078,484
                                                                                        ------------
 FEDERAL HOME LOAN BANKS NOTES -- 3.6%
    Federal Home Loan Banks Notes, 3.63%, 10/15/04..........                2,000,000      2,068,488
    Federal Home Loan Banks Notes, 3.25%, 08/15/05..........                  700,000        721,140

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                                           Principal       Value
                                                                             Amount       (Note 2)
                                                                           ----------   ------------
    Federal Home Loan Banks Notes, 5.75%, 05/15/12..........               $1,000,000   $  1,118,090
    Federal Home Loan Banks Notes, 4.50%, 11/15/12..........                  500,000        508,107
                                                                                        ------------
                                                                                           4,415,825
                                                                                        ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 4.6%
    Federal Home Loan Mortgage Corporation Notes, 7.00%,
      07/15/05..............................................                1,000,000      1,121,798
    Federal Home Loan Mortgage Corporation Notes, 5.13%,
      10/15/08..............................................                1,500,000      1,635,890
    Federal Home Loan Mortgage Corporation Notes, 6.88%,
      09/15/10..............................................                1,500,000      1,789,054
    Federal Home Loan Mortgage Corporation Notes, 5.13%,
      07/15/12..............................................                1,000,000      1,064,336
                                                                                        ------------
                                                                                           5,611,078
                                                                                        ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 13.5%
    Federal National Mortgage Association Notes, 6.50%,
      08/15/04..............................................                1,000,000      1,078,002
    Federal National Mortgage Association Notes, 3.50%,
      09/15/04(a)...........................................                1,150,000      1,185,558
    Federal National Mortgage Association Notes, 5.75%,
      06/15/05..............................................                2,400,000      2,617,049
    Federal National Mortgage Association Notes, 4.75%,
      06/18/07..............................................                1,000,000      1,044,964
    Federal National Mortgage Association Notes, 5.75%,
      02/15/08..............................................                3,250,000      3,641,400
    Federal National Mortgage Association Notes, 6.16%,
      07/09/08..............................................                  500,000        511,143
    Federal National Mortgage Association Notes, 5.25%,
      01/15/09(a)...........................................                1,500,000      1,641,101
    Federal National Mortgage Association Notes, 5.38%,
      11/15/11(a)...........................................                2,000,000      2,168,416
    Federal National Mortgage Association Notes, 6.25%,
      05/15/29..............................................                2,250,000      2,502,497
                                                                                        ------------
                                                                                          16,390,130
                                                                                        ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $26,970,983)..................................     28,495,517
                                                                                        ------------
U.S. TREASURY OBLIGATIONS -- 17.0%
 U.S. TREASURY BONDS -- 8.4%
    U.S. Treasury Bonds, 9.25%, 02/15/16....................                1,250,000      1,854,883
    U.S. Treasury Bonds, 7.50%, 11/15/16....................                  500,000        653,867
    U.S. Treasury Bonds, 8.88%, 02/15/19....................                1,250,000      1,845,801
    U.S. Treasury Bonds, 7.13%, 02/15/23....................                  850,000      1,094,574
    U.S. Treasury Bonds, 6.00%, 02/15/26(a).................                2,450,000      2,807,643
    U.S. Treasury Bonds, 6.50%, 11/15/26....................                  500,000        608,614
    U.S. Treasury Bonds, 6.38%, 08/15/27....................                  500,000        600,975
    U.S. Treasury Bonds, 5.38%, 02/15/31(a).................                  700,000        763,109
                                                                                        ------------
                                                                                          10,229,466
                                                                                        ------------
 U.S. TREASURY NOTES -- 8.6%
    U.S. Treasury Notes, 4.63%, 05/15/06(a).................                  750,000        808,887
    U.S. Treasury Notes, 7.00%, 07/15/06(a).................                  750,000        869,561
    U.S. Treasury Notes, 6.50%, 10/15/06(a).................                1,000,000      1,148,593
    U.S. Treasury Notes, 3.50%, 11/15/06(a).................                  700,000        728,438
    U.S. Treasury Notes, 4.88%, 02/15/12....................                  750,000        814,424
    U.S. Treasury Notes, 4.00%, 11/15/12(a).................                6,000,000      6,084,845
                                                                                        ------------
                                                                                          10,454,748
                                                                                        ------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $18,665,015)................................     20,684,214
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                                           Principal       Value
                                                                             Amount       (Note 2)
                                                                           ----------   ------------
COMMERCIAL PAPER -- 3.0%
    General Electric, 1.18%, 01/02/03 (Cost $3,666,177).....               $3,666,177   $  3,666,177
                                                                                        ------------
PREFERRED STOCK -- 0.4%
    ABN AMRO Cap Funding, Ser. B, 7.50% (Cost $500,000).....                   20,000        508,800
                                                                                        ------------
TOTAL INVESTMENTS (Cost $113,995,977)(+) -- 100.0%...................................   $121,686,913
                                                                                        ============
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $19,780,353)
  (see Note 4).......................................................................   $ 19,780,353
                                                                                        ============

------------------------
(+)The cost for federal income tax purposes. At December 31, 2002, net unrealized appreciation was $7,690,936. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $7,770,835, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $79,899.
(1)Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser at the time of purchase. The ratings shown are not audited.
(a)Security partially or fully on loan (see Note 4).

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                              Moody's/S&P   Principal       Value
                                                              Ratings(1)      Amount      (Note 2)
                                                              -----------   ----------   -----------
MUNICIPAL BONDS -- 97.1%
 ALABAMA -- 5.4%
    Alabama Housing Fin. Auth. Single Family Mtge. Rev.
      Bonds, Ser. A-1, 5.00%, 10/01/14......................   Aaa, NR      $  250,000   $   255,228
    Alabama State Public School & College Auth. Rev. Bonds,
      5.13%, 11/01/10.......................................   Aa3, AA       1,215,000     1,348,443
    Alabama Water Poll. Cntrl. Auth. Rev. Bonds, Ser. B,
      4.50%, 08/15/10.......................................  Aaa, AAA         250,000       265,100
    Shelby County, AL Brd. of Educ. Ref. Cap Outlay School
      Warrants Bonds, 5.50%, 02/01/08.......................  Aaa, AAA         300,000       325,650
                                                                                         -----------
                                                                                           2,194,421
                                                                                         -----------
 ARKANSAS -- 1.5%
    Rogers, AR School Dist. #30 Gen. Oblig. Bonds, Ser. A,
      4.13%, 02/01/06.......................................   Aaa, NR         570,000       606,759
                                                                                         -----------
 COLORADO -- 1.4%
    Colorado Health Fac. Auth. Rev. Bonds, (Catholic Health
      Initiatives), 5.38%, 09/01/10.........................  Aa3, AA-         500,000       547,810
                                                                                         -----------
 CONNECTICUT -- 0.3%
    Connecticut State Health & Educ. Fac. Auth. Rev. Bonds,
      Ser. A, 6.25%, 07/01/04...............................   NR, NR          100,000       108,284
                                                                                         -----------
 DELAWARE -- 7.0%
    Bethany Beach, DE Gen. Oblig. Rev. Bonds, 9.75%,
      11/01/07..............................................  Aaa, AAA         160,000       211,979
    Bethany Beach, DE Gen. Oblig. Rev. Bonds, 9.75%,
      11/01/08..............................................  Aaa, AAA         180,000       246,163
    Delaware River & Bay Auth. Rev. Bonds, 5.40%,
      01/01/14..............................................  Aaa, AAA         250,000       276,598
    Delaware State Economic Dev. Auth. Ref. Rev. Bonds
      (Delmarva Power Poll. Cntrl. Proj.), Ser. 2001C,
      4.90%, 05/01/26.......................................  Aaa, AAA         250,000       270,618
    Delaware State Economic Dev. Auth. Rev. Bonds (First
      Mtge. Gilpin Hall Proj.), 6.20%, 07/01/03.............   NR, NR          140,000       143,417
    Delaware State Economic Dev. Auth. Rev. Bonds (First
      Mtge. Gilpin Hall Proj.), 6.40%, 07/01/05.............   NR, NR          155,000       173,304
    Delaware State Economic Dev. Auth. Rev. Bonds
      (Osteopathic Hosp. Assoc.), Ser. 1993A, 6.00%,
      01/01/03..............................................   Aaa, NR         110,000       110,000
    Delaware State Economic Dev. Auth. Rev. Bonds (Student
      Housing Univ. Courtyard), 5.38%, 08/01/11.............   NR, AA          250,000       276,035
    Delaware State Health Fac. Auth. Ref. Rev. Bonds
      (Delaware Medical Center), 7.00%, 10/01/15............  Aaa, AAA         425,000       455,144
    Delaware State Housing Auth. Multi-Family Mtge. Ref.
      Rev. Bonds, Ser. 1992C, 7.25%, 01/01/07...............    A1, A          130,000       132,727
    New Castle County, DE Gen. Oblig. Rev. Bonds, 5.25%,
      10/01/14..............................................  Aa1, AAA         250,000       273,248
    Wilmington, DE Multi-Family Housing Rev. Bonds, 5.45%,
      09/20/22..............................................   Aaa, NR         250,000       255,188
                                                                                         -----------
                                                                                           2,824,421
                                                                                         -----------
 FLORIDA -- 2.7%
    Jacksonville, FL Dist. Water & Sewer Rev. Bonds, 5.13%,
      09/30/08..............................................  Aaa, AAA         500,000       572,000
    Lakeland, FL Energy Sys. Rev. Bonds, 5.50%, 10/01/14....  Aaa, AAA         455,000       511,088
                                                                                         -----------
                                                                                           1,083,088
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                              Moody's/S&P   Principal       Value
                                                              Ratings(1)      Amount      (Note 2)
                                                              -----------   ----------   -----------
GEORGIA -- 3.8%
    Fulton County, GA Bldg. Auth. Rev. Bonds, 4.00%,
      01/01/11..............................................   Aa3, AA      $  360,000   $   372,503
    Fulton County, GA Gen. Oblig. Rev. Bonds, 6.38%,
      05/01/11..............................................   Aa2, AA         500,000       603,125
    Georgia State Housing & Fin. Auth. Rev. Bonds, (Single
      Family Mtge.), 4.85%, 06/01/08........................   NR, AAA         260,000       272,241
    Private Colleges & Univ. Auth. Rev. Bonds (Emory Univ.
      Proj.), Ser. 2000A, 5.75%, 11/01/15...................   Aa1, AA         250,000       286,440
                                                                                         -----------
                                                                                           1,534,309
                                                                                         -----------
 ILLINOIS -- 4.7%
    Bloomington, IL Gen. Oblig. Unltd. Bonds, 5.50%,
      12/01/07..............................................   Aa2, NR         300,000       332,865
    Cook Kane Lake & McHenry Counties, IL Community College
      Dist. 512, 5.50%, 12/01/17............................   Aaa, NR         520,000       565,120
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), 5.10%, 11/01/11...............................  Aa1, AA+         400,000       445,116
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), 5.15%, 11/01/12...............................  Aa1, AA+         250,000       279,730
    Illinois State Gen. Oblig. Unltd. Bonds, 5.38%,
      07/01/08..............................................  Aaa, AAA         250,000       273,900
                                                                                         -----------
                                                                                           1,896,731
                                                                                         -----------
 KANSAS -- 1.5%
    Butler & Sedgwick County, KA Univ. School Dist. Gen.
      Oblig Unltd. Bonds, 6.00%, 09/01/14...................  Aaa, AAA         500,000       598,480
                                                                                         -----------
 MAINE -- 1.4%
    Maine Governmental Fac. Auth. Lease Rent Rev. Bonds,
      6.00%, 10/01/13.......................................  Aaa, AAA         500,000       580,475
                                                                                         -----------
 MARYLAND -- 1.1%
    Maryland State Health & Higher Educ. Fac. Auth. Rev.
      Bonds, 5.13%, 07/01/12................................  Aaa, AAA         400,000       450,364
                                                                                         -----------
 MASSACHUSETTS -- 2.1%
    Massachusetts State Dev. Fin. Agency Rev. Bond (Univ. of
      MA, Visual & Performing Arts Proj.), 6.00%,
      08/01/16..............................................   A1, NR          310,000       366,519
    Massachusetts State Fed. Highway Grant Ant. Notes, Ser.
      1998B, 5.13%, 12/15/14................................   Aa3, NR         350,000       374,882
    Massachusetts State Housing Fin. Agency Rev. Bonds,
      4.00%, 12/01/10.......................................   Aa2, AA         100,000       100,401
                                                                                         -----------
                                                                                             841,802
                                                                                         -----------
 MICHIGAN -- 1.3%
    Belding, MI Area School Dist. Rev. Bonds, 4.95%,
      05/01/14..............................................  Aaa, AAA         500,000       524,595
                                                                                         -----------
 MINNESOTA -- 0.7%
    Minnesota State Gen. Oblig. Rev. Bonds, 5.00%,
      11/01/07..............................................  Aaa, AAA         250,000       279,580
                                                                                         -----------
 NEBRASKA -- 0.6%
    Omaha, NE Packaging Fac. Corp. Lease Rev. Bonds, 5.45%,
      05/01/15..............................................  Aa1, AA+         210,000       225,798
                                                                                         -----------
 NEVADA -- 1.1%
    Washoe County, NV Gen. Oblig. Bonds (Park, Open Space &
      Library), 5.75%, 05/01/14.............................  Aaa, AAA         380,000       431,061
                                                                                         -----------
 NEW JERSEY -- 0.7%
    New Jersey Tobacco Settlement Fin. Corp., Rev. Bonds,
      5.00%, 06/01/09.......................................    A1, A          250,000       261,805
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                              Moody's/S&P   Principal       Value
                                                              Ratings(1)      Amount      (Note 2)
                                                              -----------   ----------   -----------
NEW YORK -- 7.1%
    Ballston, NY Cent. School Dist. Gen. Oblig. Bonds,
      2.75%, 06/01/06.......................................     AAA        $  250,000   $   256,718
    Mayfield, NY Cent. School Dist. Gen Oblig. Bonds, 4.25%,
      06/15/12..............................................  Aaa, AAA         685,000       717,825
    New York State Urban Dev. Corp. Rev. Bonds, 5.00%,
      12/15/06..............................................     AA            500,000       551,380
    New York State Urban Dev. Corp. Rev. Bonds, 5.00%,
      01/01/07..............................................     Aa-           500,000       547,740
    TSASC Inc., NY TFABS-Ser. 1 Plan Prin. 2010, 5.88%,
      07/15/15..............................................   Aa1, A          250,000       265,840
    West Genesee, NY Cent. School Dist. Gen. Oblig. Bonds,
      3.50%, 06/15/07.......................................   Aaa, NR         500,000       525,215
                                                                                         -----------
                                                                                           2,864,718
                                                                                         -----------
 NORTH CAROLINA -- 4.2%
    Cabarrus County, NC Cert. Participation Lease Rev.
      Bonds, 3.00%, 02/01/07................................  Aa3, AA-         235,000       241,244
    Charlotte, NC Storm Water Fee Rev. Bonds, 5.60%,
      06/01/13..............................................  Aa2, AA+         250,000       292,138
    North Carolina State Series A Gen. Oblig. Unltd. Bonds,
      5.20%, 03/01/13.......................................  Aa1, AAA       1,000,000     1,138,389
                                                                                         -----------
                                                                                           1,671,771
                                                                                         -----------
 OHIO -- 10.4%
    Lorain County, OH Hosp. Rev. Bonds (Catholic Healthcare
      Partners), 5.00%, 10/01/08............................     AA-           500,000       539,555
    Lorain County, OH Hosp. Rev. Bonds (Catholic Healthcare
      Partners), Ser. A, 5.63%, 10/01/16....................   A1, AA-         500,000       529,695
    Ohio State Building Fac. Auth. Rev. Bonds (Sports Bldg.
      Fund Proj.), Ser. 2001A, 5.50%, 04/01/12..............   Aa2, AA         500,000       568,445
    Ohio State Higher Educ. Cap. Fac. Rev. Bonds Ser. 2A,
      5.50%, 12/01/09.......................................   Aa2, AA         500,000       575,090
    Ohio State Higher Educ. Cap. Fac. Rev. Bonds, Ser. 2A,
      5.50%, 12/01/08.......................................   Aa2, AA         200,000       229,288
    Ohio State Infrastructure Imp. Gen. Oblig. Bonds, 5.75%,
      02/01/14..............................................  Aa1, AA+         350,000       407,260
    Ohio State Public Fac. Rev. Bonds (Community Mental
      Health Fac.), Ser. 2-A, 5.13%, 06/01/05...............   Aa2, AA         715,000       775,223
    Pickerington, OH Local School Dist. Construction & Imp.
      Gen Oblig. Bonds, 5.80%, 12/01/09.....................  Aaa, AAA         500,000       585,045
                                                                                         -----------
                                                                                           4,209,601
                                                                                         -----------
 OKLAHOMA -- 0.3%
    Oklahoma City, OK Gen. Oblig. Bonds, 5.40%, 07/01/10....   Aa2, AA         100,000       114,901
                                                                                         -----------
 OREGON -- 1.5%
    Multnomah-Clackamas Counties, OR Centennial School Dist.
      Gen. Oblig. Bonds, 5.50%, 06/15/13....................   Aaa, NR         550,000       620,092
                                                                                         -----------
 PENNSYLVANIA -- 8.5%
    Bethlehem, PA Area Vocational Technical School Auth.
      Lease Rev. Bonds, 5.50%, 09/01/09.....................   Aaa, NR         325,000       376,418
    Harrisburg, PA Office & Parking Rev. Auth. Bonds
      (Capital Assoc. Proj.), Ser. 1998A, 5.50%, 05/01/05...   NR, AAA         500,000       523,915
    New Morgan, PA Muni Auth. Subordinated Office Rev.
      Bonds, Ser. 1999B, 5.38%, 06/01/03....................   NR, NR           55,000        55,043
    Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds
      (Eastern College Proj.), Ser. B, 8.00%, 10/15/06......     AAA           440,000       542,942
    Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds
      (Philadelphia College of Osteopathic Medicine Proj.),
      5.25%, 12/01/07.......................................   NR, AAA         150,000       157,535
    Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds,
      Ser. 1992A, 6.63%, 08/15/09...........................  Aaa, AAA         120,000       122,897
    Pennsylvania State Ref. Gen. Oblig. Bonds, 5.38%,
      11/15/07..............................................  Aaa, AAA         250,000       278,605

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                              Moody's/S&P   Principal       Value
                                                              Ratings(1)      Amount      (Note 2)
                                                              -----------   ----------   -----------
    Philadelphia, PA Hospitals & Higher Educ. Fac. Auth.
      Rev. Bonds (Jefferson Health Systems Proj.), Ser.
      1997A, 5.50%, 05/15/05................................   A1, AA-      $  500,000   $   534,245
    Pittsburgh, PA Stadium Auth. Lease Rev. Bonds, 6.50%,
      04/01/11..............................................  Aaa, AAA         215,000       247,962
    Westmoreland County, PA Ind. Dev. Auth. Rev. Bonds
      (Landfill Gas Recycling-Lanchester Energy Partners
      Proj.) Ser. 1998B, 0.00%, 01/01/05(a).................   NR, NR          500,000        75,000
    Westmoreland County, PA Muni Auth. Service Rev. Bonds,
      Ser. C, 5.00%, 08/15/10...............................  Aaa, AAA         500,000       510,120
                                                                                         -----------
                                                                                           3,424,682
                                                                                         -----------
 PUERTO RICO -- 1.0%
    The Childrens Trust Fund, Puerto Rico, Tobacco
      Settlement Rev. Bonds, 5.00%, 05/15/09................    A1, A          100,000       105,839
    The Childrens Trust Fund, Puerto Rico, Tobacco
      Settlement Rev. Bonds, 5.75%, 07/01/14................   Aa3, A          250,000       293,958
                                                                                         -----------
                                                                                             399,797
                                                                                         -----------
 SOUTH CAROLINA -- 0.6%
    South Carolina Tobacco Settlement Mgmt. Auth. Rev.
      Bonds, Ser. 2001B, 6.00%, 05/15/22....................    A1, A          250,000       246,848
                                                                                         -----------
 SOUTH DAKOTA -- 0.7%
    South Dakota Housing Dev. Auth. Homeownership Mtge. Rev.
      Bonds, Ser. C., 4.15%, 05/01/07.......................  Aa1, AAA         265,000       270,451
                                                                                         -----------
 TENNESSEE -- 0.7%
    Memphis, TN Sewer Sys. Ref. Rev. Bonds, 5.25%,
      10/01/13..............................................  Aa2, AA+         250,000       282,565
                                                                                         -----------
 TEXAS -- 15.7%
    Galena Park, TX Indpt. School Dist. Gen. Oblig. Bonds,
      7.00%, 08/15/11.......................................   Aaa, NR         250,000       309,755
    Georgetown, TX Utility System Ref. Rev. Bonds, Ser.
      1998A, 4.80%, 08/15/11................................  Aaa, AAA         650,000       689,474
    Houston, TX Ref. & Public Imp. Rev. Bonds, Ser. 1999A,
      5.25%, 03/01/13.......................................  Aa3, AA-         500,000       541,650
    Katy, TX Indpt. School Dist. Gen. Oblig. Bonds, 5.50%,
      02/15/15..............................................  Aaa, AAA         500,000       556,345
    Lower Colorado River, Auth. TX Ref. Rev. Bonds (Jr. Lien
      4th Supply), 5.25%, 01/01/15..........................  Aaa, AAA         500,000       564,135
    Lubbock, TX Health Fac. Dev. Corp. Rev. Bonds (St.
      Joseph Health Sys.), 5.00%, 07/01/08..................  Aa3, AA-         350,000       373,142
    Pearland, TX Indpt. School Dist. Schoolhouse Rev. Bonds,
      Ser. 2001A, 5.00%, 02/15/12...........................  Aaa, AAA         625,000       684,793
    Terrell Hills, TX Higher Educ. Fac. Auth. Rev. Bonds
      (Incarnate World College), 5.75%, 03/15/13............   NR, AAA         600,000       614,352
    Texas State Ref. Public Fin. Auth. Gen. Oblig. Bonds,
      Ser. 2001A, 5.50%, 10/01/12...........................   Aa1, AA         300,000       340,563
    Texas State Turnpike Auth. Cent. Rev. Bonds, 5.00%,
      06/01/08..............................................   Aa3, AA         500,000       555,750
    Texas Water Dev. Board Rev. Bonds, St. Revolving Fd-Sr
      Lien, 6.00%, 07/15/13.................................  Aaa, AAA         300,000       307,260
    Texas Water Dev. Board Rev. Bonds, St. Revolving Fd-Sr
      Lien-Ser. 1998A, 5.25%, 07/15/11......................  Aaa, AAA         500,000       545,080
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      07/01/13..............................................  Aaa, AAA          60,000        72,760
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      07/01/13..............................................  Aaa, AAA          75,000        90,785
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      07/01/13..............................................  Aaa, AAA          85,000       103,197
                                                                                         -----------
                                                                                           6,349,041
                                                                                         -----------
 VIRGINIA -- 2.9%
    Virginia Commonwealth Trans. Brd. Rev. Bonds (Federal
      Highway Reimbursement Ant. Notes), 5.75%, 10/01/07....   Aa2, AA       1,000,000     1,148,810
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                              Moody's/S&P   Principal       Value
                                                              Ratings(1)      Amount      (Note 2)
                                                              -----------   ----------   -----------
WASHINGTON -- 2.4%
    Seattle, WA Muni. Light & Power Ref. Rev. Bonds, 5.00%,
      07/01/10..............................................  Aaa, AAA      $  350,000   $   383,310
    Snohomish County, WA Public Utility Rev. Bonds, 5.00%,
      12/01/08..............................................  Aaa, AAA         250,000       277,115
    Washington Tobacco Settlement Mgmt. Auth. Rev. Bonds,
      5.00%, 06/01/08.......................................    A1, A          300,000       305,439
                                                                                         -----------
                                                                                             965,864
                                                                                         -----------
 WISCONSIN -- 3.8%
    Badger, WI Tobacco Asset Security Corp. Rev. Bonds,
      6.00%, 06/01/17.......................................    A1, A          500,000       499,340
    Milwaukee County, WI Rev. Ref. Bonds (Pub Museum), Ser.
      B, 4.35%, 12/01/04....................................   NR, A+        1,000,000     1,044,600
                                                                                         -----------
                                                                                           1,543,940
                                                                                         -----------
   TOTAL MUNICIPAL BONDS (COST $37,651,534)...........................................    39,102,864
                                                                                         -----------
TAX-EXEMPT MUTUAL FUNDS -- 2.9%
    Blackrock Municipal Cash Tax-Exempt Cash Money Market
      Fund (Cost $1,169,752)................................                 1,169,752     1,169,752
                                                                                         -----------
TOTAL INVESTMENTS (Cost $38,821,286)(+) -- 100.0%.....................................   $40,272,616
                                                                                         ===========

------------------------
(+)The cost for federal income tax purposes. At December 31, 2002, net unrealized appreciation was $1,451,330. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $1,886,839, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $435,509.
(1)Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment Grade securities by the investment adviser at the time of purchase. The ratings shown are not audited.
(a)Non-income producing. Security in default.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

                                                                 Short/
                                                              Intermediate   Broad Market    Municipal
                                                              Bond Series    Bond Series    Bond Series
                                                              ------------   ------------   -----------
ASSETS:
Investment in securities, at value*.........................  $171,979,239   $121,686,913   $40,272,616
Securities lending collateral...............................    35,525,763     19,780,353            --
Receivable for contributions................................       425,000             --        30,000
Dividends and interest receivable...........................     2,101,329      1,422,602       473,957
Other assets................................................         2,171            994            --
                                                              ------------   ------------   -----------
Total assets................................................   210,033,502    142,890,862    40,776,573
                                                              ------------   ------------   -----------
LIABILITIES:
Obligation to return securities lending collateral..........    35,525,763     19,780,353            --
Payable for withdrawals.....................................            95         12,001            --
Accrued advisory fee........................................        53,638         38,481        12,385
Other accrued expenses......................................        34,428         27,412        17,010
                                                              ------------   ------------   -----------
Total liabilities...........................................    35,613,924     19,858,247        29,395
                                                              ------------   ------------   -----------
NET ASSETS..................................................  $174,419,578   $123,032,615   $40,747,178
                                                              ============   ============   ===========
------------------------
*  Investments at cost......................................  $163,530,824   $113,995,977   $38,821,286

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                                                 Short/
                                                              Intermediate   Broad Market    Municipal
                                                              Bond Series    Bond Series    Bond Series
                                                              ------------   ------------   -----------
INVESTMENT INCOME:
  Interest..................................................  $ 4,293,977     $3,172,057    $  759,582
  Dividends.................................................           --         19,271            --
  Securities lending........................................       25,581          8,924            --
                                                              -----------     ----------    ----------
    Total investment income.................................    4,319,558      3,200,252       759,582
                                                              -----------     ----------    ----------
EXPENSES:
  Advisory fees.............................................      305,590        213,745        63,648
  Administration and accounting fees........................       85,115         59,501        17,684
  Custody fees..............................................       16,448         12,135         7,287
  Trustees' fees............................................        2,568          2,546         2,621
  Professional fees.........................................        9,086          8,519         7,922
  Other.....................................................        7,290          6,874         7,715
                                                              -----------     ----------    ----------
    Total expenses..........................................      426,097        303,320       106,877
                                                              -----------     ----------    ----------
  Net investment income.....................................    3,893,461      2,896,932       652,705
                                                              -----------     ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................    2,027,211      1,026,855        52,435
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    5,058,779      4,795,918       634,755
                                                              -----------     ----------    ----------
  Net gain on investments...................................    7,085,990      5,822,773       687,190
                                                              -----------     ----------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $10,979,451     $8,719,705    $1,339,895
                                                              ===========     ==========    ==========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

                                                                 Short/
                                                              Intermediate   Broad Market    Municipal
                                                              Bond Series    Bond Series    Bond Series
                                                              ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  3,893,461   $  2,896,932   $   652,705
  Net realized gain on investments..........................     2,027,211      1,026,855        52,435
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     5,058,779      4,795,918       634,755
                                                              ------------   ------------   -----------
Net increase in net assets resulting from operations........    10,979,451      8,719,705     1,339,895
                                                              ------------   ------------   -----------
Transactions in beneficial interest:
  Contributions.............................................    17,555,582     14,617,811     9,868,677
  Withdrawals...............................................   (21,982,092)   (17,241,858)   (3,155,628)
                                                              ------------   ------------   -----------
Net increase (decrease) in net assets from transactions in
  beneficial interest.......................................    (4,426,510)    (2,624,047)    6,713,049
                                                              ------------   ------------   -----------
Total increase in net assets................................     6,552,941      6,095,658     8,052,944
NET ASSETS:
  Beginning of period.......................................   167,866,637    116,936,957    32,694,234
                                                              ------------   ------------   -----------
  End of period.............................................  $174,419,578   $123,032,615   $40,747,178
                                                              ============   ============   ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                                 Short/
                                                              Intermediate    Broad Market     Municipal
                                                              Bond Series    Bond Series(1)   Bond Series
                                                              ------------   --------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  8,250,066   $   6,382,537    $ 1,010,836
  Net realized gain on investments..........................       993,435         709,685         89,003
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     1,890,088         838,132        493,620
                                                              ------------   -------------    -----------
Net increase in net assets resulting from operations........    11,133,589       7,930,354      1,593,459
                                                              ------------   -------------    -----------
Transactions in beneficial interest:
  Contributions.............................................   104,576,965     100,780,982     15,363,900
  Withdrawals...............................................   (88,648,683)   (100,620,941)    (7,095,434)
                                                              ------------   -------------    -----------
Net increase in net assets from transactions in beneficial
  interest..................................................    15,928,282         160,041      8,268,466
                                                              ------------   -------------    -----------
Total increase in net assets................................    27,061,871       8,090,395      9,861,925
NET ASSETS:
  Beginning of year.........................................   140,804,766     108,846,562     22,832,309
                                                              ------------   -------------    -----------
  End of year...............................................  $167,866,637   $ 116,936,957    $32,694,234
                                                              ============   =============    ===========

------------------------
(1)Formerly the Intermediate Bond Series.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Short/Intermediate Bond Series, Broad Market Bond Series (formerly, Intermediate Bond Series), and Municipal Bond Series (each, a "Series") are series, as amended, of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Current market prices are generally not available for municipal securities; current market prices may also be unavailable for other types of fixed-income securities held by the Series. To determine the value of those securities, the Series may use a pricing service that takes into account not only developments related to the specific securities, but also transactions in comparable securities. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Realized gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. For its services, RSMC receives a fee of 0.35% of each Series' first $1 billion of average daily net assets; 0.30% of each Series' next $1 billion of average daily net assets; and 0.25% of each Series' average daily net assets in excess of $2 billion.

   RSMC has agreed to waive its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.75% of the average daily net assets of the Municipal Bond Series. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. SECURITIES LENDING AGREEMENT. Short/Intermediate Bond Series and Broad Market Bond Series may lend their securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. Each Series records securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

   At December 31, 2002, the market value of securities on loan for the Short/Intermediate Bond and Broad Market Bond Series was $34,943,902 and $19,442,545, respectively, and the market value of the related collateral was $35,525,763 and $19,780,353, respectively. At December 31, 2002, the collateral was comprised of short-term investments in Blackrock Institutional Money Market Trust 1.43% due 01/02/03.

5. INVESTMENT SECURITIES. During the six-month period ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                           Short/Intermediate   Broad Market    Municipal
                                                              Bond Series       Bond Series    Bond Series
                                                           ------------------   ------------   -----------
   Purchases.............................................     $83,204,653       $62,045,505    $10,868,736
   Sales.................................................      82,455,647        59,810,476      4,396,261

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

6. FINANCIAL HIGHLIGHTS.

                                                 For the
                                                Six-Month
                                              Period Ended        For the Fiscal Years Ended June 30,
                                            December 31, 2002   ---------------------------------------
                                               (Unaudited)      2002     2001     2000    1999    1998
                                            -----------------   -----   ------   ------   -----   -----
   SHORT/INTERMEDIATE BOND SERIES
     Total Return.........................        6.70%**       7.21%   10.26%    4.23%     N/A     N/A
     Ratios to Average Net Assets:
        Expenses:
          Including expense limitations...        0.49%*        0.49%    0.50%    0.47%   0.41%   0.45%
          Excluding expense limitations...        0.49%*        0.49%    0.50%    0.51%   0.63%   0.53%
        Net investment income.............        4.46%*        5.00%    5.92%    5.94%   5.39%   5.68%
     Portfolio Turnover Rate..............          50%          136%      88%      47%     34%    236%

                                                       For the        For the Fiscal
                                                      Six-Month         Year Ended        For the Period
                                                    Period Ended         June 30,       November 1, 1999(1)
                                                  December 31, 2002   ---------------         through
                                                     (Unaudited)       2002     2001       June 30, 2000
                                                  -----------------   ------   ------   -------------------
   BROAD MARKET BOND SERIES(2)
     Total Return...............................        7.60%**        7.16%   10.19%           4.00%**
     Ratios to Average Net Assets:
        Expenses................................        0.50%*         0.50%    0.51%           0.49%*
        Net investment income...................        4.74%*         5.35%    6.02%           6.30%*
     Portfolio Turnover Rate....................          52%           180%      73%             53%

                                                       For the        For the Fiscal
                                                      Six-Month         Year Ended        For the Period
                                                    Period Ended         June 30,       November 1, 1999(1)
                                                  December 31, 2002   ---------------         through
                                                     (Unaudited)       2002     2001       June 30, 2000
                                                  -----------------   ------   ------   -------------------
   MUNICIPAL BOND SERIES
     Total Return...............................        3.82%**        5.98%    8.05%           3.70%**
     Ratios to Average Net Assets:
        Expenses:
          Including expense limitations.........        0.59%*         0.62%    0.65%           0.61%*
          Excluding expense limitations.........        0.59%*         0.62%    0.70%           0.61%*
        Net investment income...................        3.59%*         3.75%    4.52%           4.77%*
     Portfolio Turnover Rate....................          13%            28%      36%             50%

------------------------

*   Annualized
**  Not annualized.
(1) Commencement of operations.
(2) Formerly the Intermediate Bond Series.
N/A Not available

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           40       Rodney Square
Date of Birth: 2/49           President and   death, resignation    Officer of                          Management
                              Chairman of     or removal. Trustee,  Wilmington Trust                    Corporation
                              the Board       President and         Company since                       (registered
                                              Chairman of the       February 1996.                      investment
                                              Board since October                                       adviser)
                                              1998.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director          40       None
100 Wilshire Boulevard                        death, resignation    and President,
Suite 600                                     or removal. Trustee   Roxbury Capital
Santa Monica, CA 90401                        since October 1999.   Management LLC since
Date of Birth: 11/36                                                1998. Prior to 1998,
                                                                    Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management
    Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT H. ARNOLD              Trustee         Shall serve until     Founder and                40       None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

ERIC BRUCKER                  Trustee         Shall serve until     Dean, School of            40       None
Date of Birth: 12/41                          death, resignation    Business
                                              or removal. Trustee   Administration of
                                              since October 1999.   Widener University
                                                                    since July 2001.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001 and
                                                                    Dean, School of
                                                                    Management at the
                                                                    University of
                                                                    Michigan prior to
                                                                    September 1998.

NICHOLAS A. GIORDANO          Trustee         Shall serve until     Consultant,                40       Kalmar Pooled
Date of Birth: 3/43                           death, resignation    financial services                  Investment
                                              or removal. Trustee   organizations from                  Trust;
                                              since October 1998.   1997 to present;                    Independence
                                                                    Interim President,                  Blue Cross;
                                                                    LaSalle University                  Fotoball,
                                                                    from 1998 to 1999;                  U.S.A.
                                                                    President and Chief                 (sporting and
                                                                    Executive Officer,                  athletics
                                                                    Philadelphia Stock                  goods
                                                                    Exchange from 1981                  manufacturer);
                                                                    to 1997.                            DaisyTek
                                                                                                        International
                                                                                                        (wholesale
                                                                                                        paper and
                                                                                                        paper
                                                                                                        products);
                                                                                                        and Selas
                                                                                                        Corporation
                                                                                                        of America
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
LOUIS KLEIN JR.               Trustee         Shall serve until     Self-employed              40       Manville
Date of Birth: 5/35                           death, resignation    financial consultant                Personal
                                              or removal. Trustee   since 1991.                         Injury
                                              since October 1999.                                       Settlement
                                                                                                        Trust

CLEMENT C. MOORE, II          Trustee         Shall serve until     Managing Partner,          40       None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN              Trustee         Shall serve until     Retired since 1993.        40       St. Joe Paper
Date of Birth: 5/32                           death, resignation                                        Co.
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT               Trustee         Shall serve until     Dean and Professor         40       St. Thomas
Date of Birth: 4/51                           death, resignation    of Law, Villanova                   More Society
                                              or removal. Trustee   University School of                of
                                              since November 2001.  Law since July 1997.                Pennsylvania.
                                                                    Associate Dean for
                                                                    Academic Affairs
                                                                    University of
                                                                    Maryland School of
                                                                    Law from 1994 to
                                                                    1997.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

EXECUTIVE OFFICERS

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice               N/A       None
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 8/57           and Chief       pleasure of the       Wilmington Trust
                              Financial       Board and until       Company since 1996.
                              Officer         successor is elected
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and        N/A       None
400 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington       N/A       None
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                       John R. Giles, Vice President and
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Fixed Income Portfolios.

WFIP-Semi-12/02

                                                                      WILMINGTON
                                                                           FUNDS

FIXED INCOME PORTFOLIOS

                  - SHORT/INTERMEDIATE BOND
                  - BROAD MARKET BOND
                  - MUNICIPAL BOND
                                  SEMI-ANNUAL
                               December 31, 2002

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     The past year did not start out with great expectations for the fixed income market as many anticipated that the aggressive moves by the Federal Reserve to lower interest rates would have a quick and positive impact on the economy. Instead, the rate cuts proved to have a relatively narrow benefit, helping the most rate-sensitive sectors of the economy, such as housing and auto sales. Many other areas of the economy continued to languish under large debt loads, over capacity, and fears of potentially fraudulent accounting practices. During the second half of 2002, the fixed income markets benefited from the inability of the economy to recover quickly.

     On November 6, the Federal Open Market Committee (FOMC) responded to the sub-par economic growth by lowering its federal funds rate target a larger-than-expected 50 basis points. The rate cut pushed the federal funds rate to a 40-year low of 1.25%. In its press release, the FOMC cited the greater uncertainty, in part attributable to geopolitical risks, as inhibiting spending, production, and employment. The additional monetary stimulus was intended to help the economy work through its current "soft spot". The additional monetary stimulus should continue to underpin spending on durable goods and housing and help restore business and consumer confidence.

     As we enter 2003, numerous potential risks to the economy remain. Fragile consumer confidence, anemic business spending, continued geopolitical risks associated with terrorism, Iraq, and North Korea remain obstacles to a solid economic recovery. Given the stable inflation environment, we expect the Federal Reserve to remain on the sidelines until concrete evidence of a sustainable uptrend emerges. It is our expectation that the highly stimulative monetary policy already in place, and the likelihood of a fiscal package early in 2003, will lead to an acceleration of economic growth toward the latter half of this year and into 2004.

INVESTMENT RESULTS

     The Wilmington Premier Money Market Portfolio paid shareholders dividends of $0.01 per share for the six-month period ended December 31, 2002. Based on the Portfolio's net asset value of $1.00 per share, these dividends represented a return of 0.80%. A comparison versus the Portfolio's benchmarks is presented below:

                                                         For the Six-Month
                                                           Period Ended
                                                         December 31, 2002
                                                            (Unaudited)
                                                         -----------------
WILMINGTON PREMIER MONEY MARKET PORTFOLIO                      0.80%
Lipper Money Market Funds                                      0.45%
Lipper Institutional Money Market Funds                        0.68%

------------------------
Past performance is not indicative of future results. An investment in this Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE -- continued

     We invite your comments and questions and thank you for your investment in the Wilmington Premier Money Market Portfolio. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/Robert J. Christian
                                         Robert J. Christian
February 7, 2003                         President

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

ASSETS:
Investment in Series, at value..............................  $624,481,525
Other assets................................................        45,379
                                                              ------------
Total assets................................................   624,526,904
                                                              ------------
LIABILITIES:
Dividends payable...........................................       753,975
Accrued expenses............................................         9,252
                                                              ------------
Total liabilities...........................................       763,227
                                                              ------------
NET ASSETS..................................................  $623,763,677
                                                              ============
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $623,776,529
Accumulated net realized loss on investments................       (12,852)
                                                              ------------
NET ASSETS..................................................  $623,763,677
                                                              ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares):
  Institutional Shares......................................   623,776,529
                                                              ============
NET ASSET VALUE, offering and redemption price per share:
  Institutional Shares......................................         $1.00
                                                              ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

NET INVESTMENT INCOME FROM SERIES:
  Interest..................................................  $5,198,819
  Expenses (net of $149,860 of fee waivers).................    (584,197)
                                                              ----------
    Net investment income from Series.......................   4,614,622
                                                              ----------
EXPENSES:
  Administration and accounting fees........................      24,145
  Transfer agent fees.......................................      12,917
  Custody fees..............................................         615
  Reports to shareholders...................................      19,093
  Trustees' fees............................................       7,595
  Registration fees.........................................      14,433
  Professional fees.........................................      24,511
  Other.....................................................      11,702
                                                              ----------
    Total expenses before expense reimbursements............     115,011
    Expenses reimbursed.....................................    (115,011)
                                                              ----------
       Total expenses, net..................................          --
                                                              ----------
  Net investment income.....................................   4,614,622
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $4,614,622
                                                              ==========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Six-Month
                                                                Period Ended      For the Fiscal
                                                              December 31, 2002     Year Ended
                                                                 (Unaudited)       June 30, 2002
                                                              -----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................   $     4,614,622    $    15,487,519
  Net realized gain (loss) on investments...................                --             (1,104)
                                                               ---------------    ---------------
Net increase in net assets resulting from operations........         4,614,622         15,486,415
                                                               ---------------    ---------------
Distributions to shareholders from net investment income....        (4,614,622)       (15,487,519)
                                                               ---------------    ---------------
Portfolio share transactions(a):
  Proceeds from shares sold.................................     1,581,050,721      2,903,269,896
  Cost of shares issued on reinvestment of distributions....         4,558,278         16,822,552
  Cost of shares redeemed...................................    (1,495,484,088)    (3,019,051,533)
                                                               ---------------    ---------------
Net increase (decrease) in net assets from Portfolio share
  transactions..............................................        90,124,911        (98,959,085)
                                                               ---------------    ---------------
Total increase (decrease) in net assets.....................        90,124,911        (98,960,189)
NET ASSETS:
  Beginning of period.......................................       533,638,766        632,598,955
                                                               ---------------    ---------------
  End of period.............................................   $   623,763,677    $   533,638,766
                                                               ===============    ===============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                                 Shares             Shares
                                                               ---------------    ---------------
  Shares sold...............................................     1,581,050,721      2,903,269,896
  Shares issued on reinvestment of distributions............         4,558,278         16,822,552
  Shares redeemed...........................................    (1,495,484,088)    (3,019,051,533)
                                                               ---------------    ---------------
  Net increase (decrease) in shares.........................        90,124,911        (98,959,085)
  Shares outstanding -- Beginning of period.................       533,651,618        632,610,703
                                                               ---------------    ---------------
  Shares outstanding -- End of period.......................       623,776,529        533,651,618
                                                               ===============    ===============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                       For the Six-Month
                                         Period Ended
                                         December 31,              For the Fiscal Years Ended June 30,
                                             2002          ----------------------------------------------------
PREMIER MONEY MARKET PORTFOLIO --         (Unaudited)        2002       2001     2000(2)    1999(1)      1998
INSTITUTIONAL SHARES                   -----------------   --------   --------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF
  PERIOD.............................      $   1.00        $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                           --------        --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
  Net investment income..............          0.01            0.02       0.06       0.06       0.05       0.05
                                           --------        --------   --------   --------   --------   --------
DISTRIBUTIONS:
  From net investment income.........         (0.01)          (0.02)     (0.06)     (0.06)     (0.05)     (0.05)
                                           --------        --------   --------   --------   --------   --------
NET ASSET VALUE -- END OF PERIOD.....      $   1.00        $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                           ========        ========   ========   ========   ========   ========
TOTAL RETURN.........................         0.80%**         2.42%      6.03%      5.80%      5.15%      5.61%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations....         0.20%*          0.20%      0.20%      0.20%      0.20%      0.20%
    Excluding expense limitations....         0.29%*          0.30%      0.28%      0.32%      0.31%      0.31%
  Net investment income..............         1.58%*          2.44%      5.88%      5.66%      5.00%      5.46%
Net assets at end of period (000
  omitted)...........................      $623,764        $533,639   $632,599   $503,234   $411,701   $240,359

------------------------
*  Annualized.
** Not annualized.
(1)Effective October 20, 1998, Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, became the investment adviser to the WT Investment Trust I -- Premier Money Market Series.
(2)Effective November 1, 1999, Rodney Square Management Corporation, an affiliate of WTC, became the investment adviser to the WT Investment Trust
   I -- Premier Money Market Series.
(3)The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Premier Money Market Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Premier Money Market Portfolio (the "Portfolio") is a series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolio. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolio offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors, which use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder servicing fee. As of December 31, 2002, the Service Shares have not commenced operations.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Portfolio seeks to achieve its investment objective by investing all of its investable assets in the Premier Money Market Series of WT Investment Trust I (the "Series"), which has the same investment objective, policies and limitations as the Portfolio. The performance of the Portfolio is directly affected by the performance of the Series. As of December 31, 2002, the Portfolio owned approximately 84% of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolio:

   Valuation of Investment in Series. Valuation of the Portfolio's investment in the Series is based on the underlying securities held by the Series. The Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Portfolio records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolio are declared daily from net investment income and paid to shareholders monthly. Distributions from net realized gains, if any, will be declared and paid annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolio does not incur an advisory fee directly, but rather indirectly through its investment in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Portfolio. For its services, RSMC is paid a fee of $3,000 for the Portfolio and $1,500 for each class of the Portfolio. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Portfolio. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Portfolio. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.20%. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   As of December 31, 2002, Peter Kiewit Sons', Inc. is the direct or indirect parent company of shareholders owning of record or beneficially 92% of the voting securities of the Portfolio.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions from ordinary income paid during the six-month period ended December 31, 2002 was $4,614,622 and for the fiscal year ended June 30, 2002 was $15,487,519.

   As of December 31, 2002, the components of accumulated deficit on a tax basis were as follows:

   Capital loss carryforwards.................................  $12,852
                                                                =======

   For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Portfolio's capital loss carryforwards will expire as follows:

   Capital Loss   Expiration
   Carryforward      Date
   ------------   ----------
      $  211      06/30/2003
         680      06/30/2004
         380      06/30/2005
       2,894      06/30/2006
       2,739      06/30/2007
       4,844      06/30/2008

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2002 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolio's Financial Statements.)

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
  (Showing Percentage of Total Value of Investments)

                                                              Moody's/S&P     Principal         Value
                                                              Ratings(1)        Amount         (Note 2)
                                                              -----------    ------------    ------------
CERTIFICATES OF DEPOSIT -- 44.0%
 FOREIGN BANKS, FOREIGN CENTERS -- 29.1%
    Bank of Nova Scotia, 1.35%, 03/03/03....................   P-1, A-1      $ 25,000,000    $ 25,000,000
    BNP Paribas, 1.35%, 04/09/03............................   P-1, A-1+       30,000,000      30,001,597
    Bayclay's Bank Plc, 1.32%, 02/10/03.....................   P-1, A-1+       30,000,000      30,000,000
    Credit Agricole Indosuez, 1.79%, 05/01/03...............   P-1, A-1+       25,000,000      25,000,819
    Deutsche Bank, 1.33%, 02/12/03..........................   P-1, A-1        30,000,000      30,000,340
    Dresdner Bank, 1.63%, 02/18/03..........................   P-1, A-1        25,000,000      25,000,000
    Landesbank Hessen-Thuring Girozentrale, 1.70%,
      02/24/03..............................................   P-1, A-1+       25,000,000      24,997,425
    Svenska Handelsbanken, 1.79%, 01/27/03..................   P-1, A-1        25,000,000      25,001,725
                                                                                             ------------
                                                                                              215,001,906
                                                                                             ------------
 FOREIGN BANKS, U.S. BRANCHES -- 11.5%
    Lloyds Bank Plc, 1.66%, 04/15/03........................   P-1, A-1+       25,000,000      25,000,000
    Royal Bank of Scotland, 1.33%, 01/08/03.................   P-1, A-1+       10,000,000      10,000,000
    Royal Bank of Scotland, 2.09%, 01/10/03.................   P-1, A-1+       25,000,000      25,000,014
    Toronto Dominion, 1.63%, 02/18/03.......................   P-1, A-1        25,000,000      25,000,000
                                                                                             ------------
                                                                                               85,000,014
                                                                                             ------------
 U.S. BANKS, U.S. BRANCHES -- 3.4%
    Chase Bank (USA), 1.91%, 01/21/03.......................   P-1, A-1+       25,000,000      25,000,000
                                                                                             ------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $325,001,920).....................................     325,001,920
                                                                                             ------------
COMMERCIAL PAPER -- 23.7%
 FINANCIAL SERVICES -- 7.5%
    CIT Group, 1.42%, 01/09/03..............................   P-1, A-1        30,000,000      29,991,717
    Park Avenue Receivables Corp., 1.71%, 01/09/03..........   P-1, A-1        25,000,000      24,991,687
                                                                                             ------------
                                                                                               54,983,404
                                                                                             ------------
 LEASING -- 7.4%
    International Lease Finance Corp., 1.81%, 01/24/03......   P-1, A-1+       25,000,000      24,972,347
    International Lease Finance Corp., 1.34%, 02/13/03......   P-1, A-1+        5,000,000       4,992,183
    Vehicle Services Corp. of America Ltd., 1.35%,
      04/15/03..............................................   N/R, A-1+       25,000,000      24,903,438
                                                                                             ------------
                                                                                               54,867,968
                                                                                             ------------
 UTILITIES -- 8.8%
    Centrica plc, 1.32%, 01/17/03...........................   P-1, A-1        10,000,000       9,994,500
    Centrica plc, 1.71%, 01/27/03...........................   P-1, A-1        25,000,000      24,970,313
    Florida Power & Light Co., 1.40%, 01/06/03..............   P-1, A-1        30,000,000      29,995,333
                                                                                             ------------
                                                                                               64,960,146
                                                                                             ------------
   TOTAL COMMERCIAL PAPER (COST $174,811,518)............................................     174,811,518
                                                                                             ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                              Moody's/S&P     Principal         Value
                                                              Ratings(1)        Amount         (Note 2)
                                                              -----------    ------------    ------------
BANK NOTES -- 6.7%
    Key Bank N.A., 1.46%, 01/03/03*.........................   P-1, A-1      $115,000,000    $ 15,000,907
    National City Bank of Cleveland, 1.36%, 01/21/03*.......   P-1, A-1        25,000,000      25,000,000
                                                                                             ------------
    TOTAL BANK NOTES (COST $40,000,907)..................................................      40,000,907
                                                                                             ------------
CORPORATE NOTES -- 2.6%
    Merrill Lynch & Co., Inc., 6.00%, 02/12/03..............    Aa3, A+        24,251,000      24,360,902
    Morgan Stanley Dean Witter, 6.88%, 03/01/03.............    Aa3, A+         4,000,000       4,031,698
                                                                                             ------------
    TOTAL CORPORATE NOTES (COST $28,392,600).............................................      28,392,600
                                                                                             ------------
MUNICIPAL BONDS -- 2.0%
    Illinois Student Assist., 1.50%, 01/02/03*
      (Cost $14,400,000)....................................   VMIG, A-1       14,400,000      14,400,000
                                                                                             ------------
REPURCHASE AGREEMENTS -- 21.0%
    CS First Boston, Inc.: at 1.25%, dated 12/31/02, to be repurchased at
     $50,278,291 on 01/02/03, collateralized by $51,285,068 of Federal
     Home Loan Bank Securities 3.375% due 06/15/04 and Tennessee Valley
     Authority Bond 6.75% due 11/01/25...................................      50,274,800      50,274,800
    UBS Warburg, Inc.: at 1.26%, dated 12/31/02, to be repurchased at
     $105,007,350 on 01/02/03, collateralized by $108,150,189 of Federal
     Home Loan Mortgage Corp. Securities with various coupons and maturities to 03/01/32 and Federal National Mortgage Association
     Securities with various coupons and maturities to 06/01/32..........
                                                                              105,000,000     105,000,000
                                                                                             ------------
TOTAL REPURCHASE AGREEMENTS (Cost $155,274,800)..........................................     155,274,800
                                                                                             ------------
TOTAL INVESTMENTS (Cost $737,881,945)+ 100.0% ...........................................    $737,881,745
                                                                                             ============

------------------------
(*)Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2002. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
(+)Cost for federal income tax purposes.
(1)Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be as comparable quality to investment grade securities by the investment adviser.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

ASSETS:
Investment in securities, at value*.........................  $737,881,745
Interest receivable.........................................     2,218,788
                                                              ------------
Total assets................................................   740,100,533
                                                              ------------
LIABILITIES:
Accrued advisory fee........................................       100,458
Other accrued expenses......................................        44,669
                                                              ------------
Total liabilities...........................................       145,127
                                                              ------------
NET ASSETS..................................................  $739,955,406
                                                              ============
------------------------
*  Investments at cost......................................  $737,881,745

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

INVESTMENT INCOME:
  Interest..................................................  $5,522,174
                                                              ----------
EXPENSES:
  Advisory fees.............................................     625,216
  Administration and accounting fees........................     101,206
  Custody fees..............................................      25,594
  Trustees' fees............................................       2,848
  Professional fees.........................................      12,258
  Other.....................................................      15,564
                                                              ----------
    Total expenses before fee waivers.......................     782,686
    Fees waived.............................................    (157,470)
                                                              ----------
       Total expenses, net..................................     625,216
                                                              ----------
  Net investment income.....................................   4,896,958
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $4,896,958
                                                              ==========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Six-Month
                                                                Period Ended      For the Fiscal
                                                              December 31, 2002     Year Ended
                                                                 (Unaudited)       June 30, 2002
                                                              -----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................   $     4,896,958    $    15,490,452
  Net realized gain (loss) on investments...................                --             (1,104)
                                                               ---------------    ---------------
Net increase in net assets resulting from operations........         4,896,958         15,489,348
                                                               ---------------    ---------------
Transactions in beneficial interest:
  Contributions.............................................     1,839,118,103      2,903,485,445
  Withdrawals...............................................    (1,638,604,464)    (3,019,349,682)
                                                               ---------------    ---------------
Net increase (decrease) in net assets from transactions in
  beneficial interest.......................................       200,513,639       (115,864,237)
                                                               ---------------    ---------------
Total increase (decrease) in net assets.....................       205,410,597       (100,374,889)
NET ASSETS:
  Beginning of period.......................................       534,544,809        634,919,698
                                                               ---------------    ---------------
  End of period.............................................   $   739,955,406    $   534,544,809
                                                               ===============    ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Premier Money Market Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. The Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Repurchase Agreements. The Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, the Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Other. Investment security transactions are accounted for on a trade date basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to the Series. For its services, RSMC receives a fee of 0.20% of the Series' average daily net assets.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Series. For its administrative services, RSMC is paid a fee of $37,500 per year, plus .01125% of the Series' average daily net assets over $125 million. For its accounting services, RSMC is paid a fee of $30,000 per year, plus .01125% of the Series' average daily net assets over $100 million. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Series.

   RSMC has contractually agreed to waive a portion of its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.20%. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                                  For the
                                                 Six-Month
                                               Period Ended       For the Fiscal Years Ended June 30,
                                             December 31, 2002   -------------------------------------
                                                (Unaudited)      2002    2001    2000    1999    1998
                                             -----------------   -----   -----   -----   -----   -----
  Total Return.............................        0.80%**       2.42%   6.03%   5.80%     N/A     N/A
  Ratios to Average Net Assets:
    Expenses
       Including expense limitations.......        0.20%*        0.20%   0.20%   0.20%   0.16%   0.16%
       Excluding expense limitations.......        0.25%*        0.26%   0.26%   0.26%   0.27%   0.27%
    Net investment income..................        1.57%*        2.44%   5.86%   5.66%   5.04%   5.50%

------------------------
*    Annualized.
**   Not annualized.
N/A  Not available.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless otherwise indicated, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
   Name, Address and Age       Fund Complex       Time Served            Five Years         Trustee        Trustee
   ---------------------      --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           40       Rodney Square
Date of Birth: 2/49           President and   death, resignation    Officer of                          Management
                              Chairman of     or removal. Trustee,  Wilmington Trust                    Corporation
                              the Board       President and         Company since                       (registered
                                              Chairman of the       February 1996.                      investment
                                              Board since October                                       adviser)
                                              1998.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director          40       None
100 Wilshire Boulevard                        death, resignation    and President,
Suite 600                                     or removal. Trustee   Roxbury Capital
Santa Monica, CA 90401                        since October 1999.   Management LLC since
Date of Birth: 11/36                                                1998. Prior to 1998,
                                                                    Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management
    Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT H. ARNOLD              Trustee         Shall serve until     Founder and                40       None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

ERIC BRUCKER                  Trustee         Shall serve until     Dean, School of            40       None
Date of Birth: 12/41                          death, resignation    Business
                                              or removal. Trustee   Administration of
                                              since October 1999.   Widener University
                                                                    since July 2001.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001 and
                                                                    Dean, School of
                                                                    Management at the
                                                                    University of
                                                                    Michigan prior to
                                                                    September 1998.

NICHOLAS A. GIORDANO          Trustee         Shall serve until     Consultant,                40       Kalmar Pooled
Date of Birth: 3/43                           death, resignation    financial services                  Investment
                                              or removal. Trustee   organizations from                  Trust;
                                              since October 1998.   1997 to present;                    Independence
                                                                    Interim President,                  Blue Cross;
                                                                    LaSalle University                  Fotoball,
                                                                    from 1998 to 1999;                  U.S.A.
                                                                    President and Chief                 (sporting and
                                                                    Executive Officer,                  athletics
                                                                    Philadelphia Stock                  goods
                                                                    Exchange from 1981                  manufacturer);
                                                                    to 1997.                            DaisyTek
                                                                                                        International
                                                                                                        (wholesale
                                                                                                        paper and
                                                                                                        paper
                                                                                                        products);
                                                                                                        Selas
                                                                                                        Corporation
                                                                                                        of America
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
LOUIS KLEIN JR.               Trustee         Shall serve until     Self-employed              40       Manville
Date of Birth: 5/35                           death, resignation    financial consultant                Personal
                                              or removal. Trustee   since 1991.                         Injury
                                              since October 1999.                                       Settlement
                                                                                                        Trust

CLEMENT C. MOORE, II          Trustee         Shall serve until     Managing Partner,          40       None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN              Trustee         Shall serve until     Retired since 1993.        40       St. Joe Paper
Date of Birth: 5/32                           death, resignation                                        Co.
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT               Trustee         Shall serve until     Dean and Professor         40       St. Thomas
Date of Birth: 4/51                           death, resignation    of Law, Villanova                   More Society
                                              or removal. Trustee   University School of                of
                                              since November 2001.  Law since July 1997.                Pennsylvania.
                                                                    Associate Dean for
                                                                    Academic Affairs
                                                                    University of
                                                                    Maryland School of
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice               N/A       None
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 8/57           and Chief       pleasure of the       Wilmington Trust
                              Financial       Board and until       Company since 1996.
                              Officer         successor is elected
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and        N/A       None
400 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington       N/A       None
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                       John R. Giles, Vice President and
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Premier Money Market Portfolio.

WPRE-SEMI-12/02

                                                                      WILMINGTON
                                                                           FUNDS

PREMIER PORTFOLIO

                  - PREMIER MONEY MARKET
                                  SEMI-ANNUAL
                               December 31, 2002

                                 THE CRM FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 P.O. Box 8742
                              Wilmington, DE 19899
                                 (800) CRM-2883
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT                                             DECEMBER 31, 2002
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For the twelve month period ending December 31, 2002, the Institutional Class of the CRM Small Cap Value Fund and CRM Mid Cap Value Fund were down -17.60%, and -16.67%, respectively. These results compare to -11.43% and -9.65% for the Russell 2000 Value and Russell Mid Cap Value, respectively.

Despite the sharp rally that began after the first week of October and ran until early December, recent weeks have again evidenced concern with many of the issues that troubled investors during the third quarter. The rally was powerful and, as some commentators have written, perhaps too much so in that it brought with it increased speculative activity. Among the best performers were low-priced stocks and the heretofore worst performers in telecom services and information technology. Alas, by December investors began to refocus on the continued softness in the economy, highlighted by a mediocre holiday shopping season, the uncertainty surrounding the Iraqi situation, and a loudly militant North Korea. The market also followed a pattern noticeable over the past year or so of weakness as we approach earnings season and subsequent optimism once earnings have been reported. This "stop and go" mode in the market reflects the confusion in the underlying economy faced by consumers and corporate managers over how aggressively to spend/invest.

Modest economic growth for the year, estimated 3% GDP growth, and improving earnings buoyed by lower interest rates would not normally result in the third consecutive down year in the major averages. What occurred, of course, was record multiple compressions, particularly in large companies whose valuations had reached stratospheric heights during the late 1990's. This post-bubble hangover extended much more broadly into the market as investors became paranoid over leveraged balance sheets and corporate malfeasance. We believe we have passed the point of maximum concern over corporate governance given the legal and ethical response to the problem. Leverage could still be an issue if deflation becomes more widespread in spite of the Federal Reserve's best efforts to provide the system with excess liquidity.

THE CRM SMALL CAP VALUE FUND recently had several stocks, such as Documentum, Alpharma, Casella Waste and Insight Communications provide significant contribution to performance. Documentum benefited from a new product release, increasing market share in content management software, and participated in the short-term rally of technology stocks. Alpharma rebounded from a significantly oversold valuation that occurred earlier in the year. The company continues to make progress on the restructuring of both its animal health businesses and European operations. Casella Waste also began to see the first signs of its recent restructuring as better than expected third quarter earnings fueled a solid gain in its shares. Finally, Insight Communications, a large cable multiple systems operator, benefited from ongoing growth in high-speed data customers, thereby driving significant gains in highly profitable subscriber revenues.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

The ongoing market volatility continues to present interesting investment opportunities. Recent new purchases include THQ, Skywest, Snap-On Tools, and Haemonetics. THQ is a leader in video game entertainment that is trading at only eight times cash adjusted 2003 earnings. The company has become out of favor as investors worry about the length of the current video gaming cycle. We believe that the cycle still has room and look forward to strong cash flow generation as the company harvests its recent investments in new software titles. Skywest is the west coast regional jet operator for Delta and United. As seen in other airline bankruptcies, substituting low cost regional jet capacity is at the top of the list of solutions to restructure United into a profitable carrier. We expect to see acceleration in Snap-On's business as it cycles through a change from large personal computer based diagnostic tools to portable hand-held models. Haemonetics is the leading supplier of blood collection machines. It has two new products which provide solutions to the current blood shortage.

In this difficult investment environment, we continue to focus on maintaining our sell disciplines. We liquidated our positions in Documentum, DR Horton and Bay View Capital as they hit our target price and/or investment objectives. We also sold Movie Gallery, a recent positive contributor to performance, as we became concerned that accelerating sales of DVD's through the mass market distribution channel could diminish video rentals.

THE CRM MID CAP VALUE FUND has recently benefited from Cablevision Systems which traded at depressed levels earlier in the year, the shares rebounded as concerns over industry accounting and balance sheet strength abated. In addition, Cablevision has recently sold two significant assets, its Bravo cable entertainment network and its wireless telephony spectrum, creating a renewed confidence in the company. There are still many skeptics in the marketplace who are now focused on two issues: (1) a joint venture with Fox Sports that allows Fox to put their share to Cablevision, and (2) the company's desire to enter the satellite television business. We believe these issues have more psychological influence than immediate financial impact and their resolution in early 2003 should provide an additional boost to the stock price. Accenture met its earnings target for their August fiscal year and was cautiously optimistic about fiscal 2003. This news and the short-term rally in technology related investments helped to propel the stock. PG&E Corp. completed a refinancing of debt at the holding company which eliminated much of the financial risk in the stock. ARAMARK, which provides stadium concessions, saw its stock price suffer during the summer as investors worried about the impact of a potential baseball strike. The company is a leader in outsourced food service and facilities management and should be able to increase earnings at 10-15% per year. As such, it remains a core holding in the portfolio. Gemstar was helped by the departure of its controversial CEO and CFO and additional clarity from its financial results. Although the stock has come up from its lows, the stock should be further helped in the first quarter of 2003 when the audit of its financials is completed by its new auditor.

Moore Corp. is a commercial printing company that has benefited from a massive cost restructuring plan implemented by the management team who successfully lead World Color Press. The stock trades at eight times free cash flow. The CEO, who is highly regarded, unexpectedly announced that he will be retiring at year end, thereby depressing the stock price. We added to our position on that sell-off; however, the stock is still trading below our average cost. In addition to Moore, we initiated a position in Dollar Tree Stores whose stock price had declined by nearly 50% from its high in May. The company operates more than 1,700 variety stores and has a very high return on capital. Dollar Tree is increasing its store base by 13-15%, generates free cash flow, has a $200 million stock buyback program, and trades at only fifteen times earnings. Mead Westvaco was formed late last year through a merger of equals and is a leading packaging, paper and forest products company. The stock dropped from the mid $30's to less than $20 per share over asbestos and economic concerns. We believe the asbestos issue is virtually irrelevant and the company continues to aggressively rationalize its cost structure and sell non-core assets. Meade has one of the strongest balance sheets in their industry and a dividend yield that was approximately 5% at our cost. Advance Auto Parts has emerged as the number two retailer of "do it yourself" auto parts; however, their operating margins are only half that of
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

industry leader AutoZone. Advance has made a number of acquisitions, including Discount Auto Parts, which provides them with more scale and purchasing clout. The industry backdrop continues to be favorable as the number of cars over seven years old increases and SUV's become a bigger part of the overall mix. Media General owns and operates newspapers and television stations in the southeast. Their crown jewel is the NBC affiliate and newspaper in the Tampa market. Management has done an excellent job over many years of realizing value for shareholders. They are a vocal advocate of further deregulation in the media industry and the FCC is likely to relax a number of rules sometime in 2003. We view Media General as a prime beneficiary of further deregulation.

The economic environment as of late has given us all plenty of concern, but stock market investing is all about expectations. We have learned over the years that the best investment opportunities occur during periods of great uncertainty and confusion. The broad market may struggle for many years as it did in the latter half of the 1970's which also followed a period of stock market excess. Similar to that time, there are likely to be many individual stocks that make money for those with the research skills to find them. The period ahead should play well into our strengths.

Sincerely,

CRM Funds


            /s/ Ronald H. McGlynn                              /s/ Robert J. Christian
            Ronald H. McGlynn                                  Robert J. Christian
            President and CEO                                  President
            Cramer Rosenthal McGlynn, LLC                      WT Mutual Fund

During the period certain fees and expenses were waived by the Funds service providers. Without these waivers total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change section of this report.

The views in this report were those of the Funds' managers as of December 31, 2002 and may not reflect the views of the managers on the date of this report is first published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

Past performance is not guarantee of future results.
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Institutional Shares of the CRM Small Cap Value Fund ("Fund") with the performance of the Russell 2000 Index and Russell 2000 Value Index since inception on 1/27/98. The Russell 2000 Index is an unmanaged capitalization weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

  CRM SMALL CAP VALUE FUND VS RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX*

                                                       Average Annual
                                         Six       ----------------------
                                        Months     One Year     Inception
                                        ------     --------     ---------
Small Cap Value Fund**                  (18.64)%    (17.60)%       4.32%
Russell 2000 Index                      (16.56)%    (20.48)%      (0.63)%
Russell 2000 Value Index                (17.42)%    (11.43)%       3.47%

------------------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Institutional Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since inception on 1/6/98. The Russell MidCap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

 CRM MID CAP VALUE FUND VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*

                                                       Average Annual
                                         Six       ----------------------
                                        Months     One Year     Inception
                                        ------     --------     ---------
Mid Cap Value Fund**                    (14.07)%    (16.67)%      11.60%
Russell MidCap Index                    (11.11)%    (16.18)%      (2.27)%
Russell MidCap Value Index              (12.56)%     (9.65)%       3.02%

------------------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                               VALUE FUND     VALUE FUND
                                                              ------------   ------------
ASSETS
   Investment in Series, at value...........................  $317,595,539   $131,782,010
   Other assets.............................................        30,112          5,447
                                                              ------------   ------------
Total assets                                                   317,625,651    131,787,457
                                                              ------------   ------------
LIABILITIES
   Accrued expenses.........................................        81,346         23,746
                                                              ------------   ------------
Total liabilities...........................................        81,346         23,746
                                                              ------------   ------------
NET ASSETS..................................................  $317,544,305   $131,763,711
                                                              ============   ============
COMPONENTS OF NET ASSETS
   Paid in Capital..........................................  $341,720,199   $145,474,392
   Accumulated net investment income (loss).................      (315,672)       192,925
   Accumulated net realized loss............................    (5,344,776)   (10,549,507)
   Net unrealized depreciation on investments...............   (18,515,446)    (3,354,099)
                                                              ------------   ------------
NET ASSETS..................................................  $317,544,305   $131,763,711
                                                              ============   ============
NET ASSETS BY SHARE CLASS
   Investor Shares..........................................  $155,041,574   $ 37,560,801
   Institutional Shares.....................................   162,502,731     94,009,692
   Retail Shares............................................            --        193,218
                                                              ------------   ------------
                                                              $317,544,305   $131,763,711
                                                              ============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 ($0.01 par value, unlimited authorized shares)
   Investor Shares..........................................     9,438,390      2,465,736
   Institutional Shares.....................................     9,674,727      6,132,293
   Retail Shares............................................            --         12,625
NET ASSET VALUE (OFFERING PRICE AND REDEMPTION PRICE) PER
 SHARE
   Investor Shares..........................................        $16.43         $15.23
   Institutional Shares.....................................        $16.80         $15.33
   Retail Shares............................................            --         $15.30

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                               VALUE FUND     VALUE FUND
                                                              ------------   ------------
NET INVESTMENT INCOME FROM SERIES
   Dividends................................................  $  1,548,626   $    835,324
   Interest.................................................        66,891         93,309
   Securities lending.......................................        25,933         26,109
   Expenses.................................................    (1,487,087)      (571,564)
                                                              ------------   ------------
     Net investment income from Series......................       154,363        383,178
                                                              ------------   ------------
EXPENSES
   Shareholder services -- Investor Shares..................       214,805         48,247
   Shareholder services -- Retail Shares....................            --            165
   Administration fees......................................        18,000         18,000
   Transfer agent services..................................       105,380         43,794
   Professional services....................................        18,327          7,474
   Registration fees........................................        29,518         21,899
   Accounting services......................................        18,000         25,548
   Trustee fees and expenses................................         8,445          7,425
   Distribution fees -- Retail Shares.......................            --             99
   Amortization of organizational costs.....................            --          3,000
   Shareholder reports......................................        42,206         24,559
   Miscellaneous............................................        15,171          5,051
                                                              ------------   ------------
Total expenses..............................................       469,852        205,261
   Expenses reimbursed......................................            --         (2,959)
   Administration and accounting fees waived................            --        (12,049)
                                                              ------------   ------------
   Net expenses.............................................       469,852        190,253
                                                              ------------   ------------
NET INVESTMENT INCOME (LOSS)................................      (315,489)       192,925
                                                              ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM SERIES
   Net realized loss from investments.......................    (3,644,633)   (10,192,879)
   Net change in unrealized appreciation/depreciation of
     investments............................................   (73,402,990)    (9,554,447)
                                                              ------------   ------------
Net realized and unrealized loss on investments from
 Series.....................................................   (77,047,623)   (19,747,326)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(77,363,112)  $(19,554,401)
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                    SMALL CAP VALUE FUND
                                                              ---------------------------------
                                                                  SIX-MONTH
                                                                PERIOD ENDED       YEAR ENDED
                                                              DECEMBER 31, 2002     JUNE 30,
                                                                 (UNAUDITED)          2002
                                                              -----------------   -------------
NET ASSETS -- BEGINNING OF PERIOD...........................    $413,950,963      $ 298,063,112
                                                                ------------      -------------
OPERATIONS
   Net investment income (loss).............................        (315,489)           291,938
   Net realized gain (loss) from investments................      (3,644,633)        17,231,180
   Net change in unrealized appreciation/depreciation of
     investments............................................     (73,402,990)       (10,033,543)
                                                                ------------      -------------
     Net increase (decrease) in net assets resulting from
       operations...........................................     (77,363,112)         7,489,575
                                                                ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................        (147,151)          (726,124)
   Net investment income -- Institutional Shares............        (144,231)          (793,246)
   Net realized gain on investments -- Investor Shares......      (5,720,482)       (10,345,341)
   Net realized gain on investments -- Institutional
     Shares.................................................      (5,606,975)       (11,301,651)
                                                                ------------      -------------
     Total distributions to shareholders....................     (11,618,839)       (23,166,362)
                                                                ------------      -------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................      51,406,619        209,126,914
   Sale of shares -- Institutional Shares...................      31,803,536         87,521,250
   Reinvestment of distributions -- Investor Shares.........       5,662,550         10,896,476
   Reinvestment of distributions -- Institutional Shares....       5,732,136         12,013,237
   Redemptions of shares -- Investor Shares.................     (71,759,223)      (129,846,925)
   Redemptions of shares -- Institutional Shares............     (30,270,325)       (58,146,314)
                                                                ------------      -------------
     Net increase (decrease) from capital share
       transactions.........................................      (7,424,707)       131,564,638
                                                                ------------      -------------
     Total increase (decrease) in net assets................     (96,406,658)       115,887,851
                                                                ------------      -------------
NET ASSETS -- END OF PERIOD.................................    $317,544,305      $ 413,950,963
                                                                ============      =============
Undistributed net investment income.........................    $   (315,672)     $     291,199
                                                                ============      =============
                                                                   SHARES            SHARES
CAPITAL SHARE TRANSACTIONS                                    -----------------   -------------
   Sale of shares -- Investor Shares........................       2,878,986          9,760,371
   Sale of shares -- Institutional Shares...................       1,783,918          4,020,951
   Reinvestment of distributions -- Investor Shares.........         339,278            537,037
   Reinvestment of distributions -- Institutional Shares....         335,999            581,192
   Redemptions of shares -- Investor Shares.................      (4,056,403)        (6,167,521)
   Redemptions of shares -- Institutional Shares............      (1,694,128)        (2,679,898)
                                                                ------------      -------------
     Net increase (decrease) in shares......................        (412,350)         6,052,132
                                                                ============      =============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                     MID CAP VALUE FUND
                                                              --------------------------------
                                                                  SIX-MONTH
                                                                PERIOD ENDED       YEAR ENDED
                                                              DECEMBER 31, 2002     JUNE 30,
                                                                 (UNAUDITED)          2002
                                                              -----------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................    $142,477,212      $ 50,776,935
                                                                ------------      ------------
OPERATIONS
   Net investment income (loss).............................         192,925           (51,296)
   Net realized gain (loss) from investments................     (10,192,879)          395,245
   Net change in unrealized appreciation/depreciation of
     investments............................................      (9,554,447)       (1,627,974)
                                                                ------------      ------------
     Net decrease in net assets resulting from operations...     (19,554,401)       (1,284,025)
                                                                ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................              --           (29,373)
   Net investment income -- Institutional Shares............              --           (78,907)
   Net investment income -- Retail Shares...................              --                --
   Net realized gain on investments -- Investor Shares......        (197,710)       (1,107,280)
   Net realized gain on investments -- Institutional
     Shares.................................................        (482,399)       (2,974,610)
   Net realized gain on investments -- Retail Shares........            (979)               --
                                                                ------------      ------------
     Total distributions to shareholders....................        (681,088)       (4,190,170)
                                                                ------------      ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................      14,246,323        50,886,457
   Sale of shares -- Institutional Shares...................      31,589,599        71,499,287
   Sale of shares -- Retail Shares..........................         202,498                --
   Reinvestment of distributions -- Investor Shares.........         165,563           969,091
   Reinvestment of distributions -- Institutional Shares....         450,952         2,859,307
   Reinvestment of distributions -- Retail Shares...........             978                --
   Redemptions of shares -- Investor Shares.................     (18,218,472)      (13,694,993)
   Redemptions of shares -- Institutional Shares............     (18,914,931)      (15,344,677)
   Redemption of shares -- Retail Shares....................            (522)               --
                                                                ------------      ------------
     Net increase from capital share transactions...........       9,521,988        97,174,472
                                                                ------------      ------------
     Total increase (decrease) in net assets................     (10,713,501)       91,700,277
                                                                ------------      ------------
NET ASSETS -- END OF PERIOD.................................    $131,763,711      $142,477,212
                                                                ============      ============
Undistributed net investment income.........................    $    192,925      $         --
                                                                ============      ============
                                                                   SHARES            SHARES
CAPITAL SHARE TRANSACTIONS                                    -----------------   ------------
   Sale of shares -- Investor Shares........................         904,139         2,717,346
   Sale of shares -- Institutional Shares...................       2,032,305         3,799,489
   Sale of shares -- Retail Shares..........................          12,590                --
   Reinvestment of distributions -- Investor Shares.........          10,821            54,614
   Reinvestment of distributions -- Institutional Shares....          29,302           159,567
   Reinvestment of distributions -- Retail Shares...........              64                --
   Redemptions of shares -- Investor Shares.................      (1,143,767)         (735,905)
   Redemptions of shares -- Institutional Shares............      (1,193,494)         (829,219)
   Redemptions of shares -- Retail Shares...................             (29)               --
                                                                ------------      ------------
     Net increase in shares.................................         651,931         5,165,892
                                                                ============      ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                                 SMALL CAP VALUE FUND -- INSTITUTIONAL SHARES
                                              ----------------------------------------------------------------------------------
                                               SIX-MONTH
                                              PERIOD ENDED
                                              DECEMBER 31,   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                                  2002        JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                              (UNAUDITED)       2002         2001        2000+        1999(B)+       1998(A)+
                                              ------------   ----------   ----------   ----------   ------------   -------------
Net asset value -- Beginning of Period......   $   21.42      $  22.29     $  16.49     $  15.11      $ 13.72        $   15.99
                                               ---------      --------     --------     --------      -------        ---------
Investment operations
   Net investment income (loss).............       (0.01)         0.04         0.16        (0.09)        0.01             0.01
   Net realized and unrealized gain (loss)
     on investments on investments..........       (3.97)         0.67         6.47         1.47         1.38            (2.28)
                                               ---------      --------     --------     --------      -------        ---------
Total from investment operations............       (3.98)         0.71         6.63         1.38         1.39            (2.27)
                                               ---------      --------     --------     --------      -------        ---------
Distributions to shareholders
   From net investment income...............       (0.02)        (0.10)       (0.02)          --           --               --
   From net realized gain on investments....       (0.62)        (1.48)       (0.81)          --           --               --
   Return of capital........................          --            --           --           --           --(c)            --
                                               ---------      --------     --------     --------      -------        ---------
Total distributions to shareholders.........       (0.64)        (1.58)       (0.83)          --           --               --
                                               ---------      --------     --------     --------      -------        ---------
Net asset value -- End of Period............   $   16.80      $  21.42     $  22.29     $  16.49      $ 15.11        $   13.72
                                               =========      ========     ========     ========      =======        =========
Total Return................................    (18.64)%(d)      3.43%       41.88%        9.13%       10.16%(d)      (14.20)%(d)
Ratios/Supplemental Data(f)
Ratios to average net assets:
   Expenses, including
     reimbursement/waiver...................       1.03%(e)      1.00%        1.02%        1.09%        1.08%(e)         1.15%(e)
   Expenses, excluding
     reimbursement/waiver...................       1.03%(e)      1.00%        1.02%        1.09%        1.09%(e)         1.23%(e)
   Net investment income (loss), including
     reimbursement/waiver...................     (0.06)%(e)      0.22%        0.92%      (0.56)%        0.11%(e)         0.08%(e)
Portfolio turnover rate.....................         37%           61%          90%          96%          64%              57%
Net assets at end of period (000's
   omitted).................................   $ 162,503      $198,131     $163,285     $104,562      $90,051        $  48,246

+ Effective November 1, 1999, The CRM Funds -- Small Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund -- CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period January 27, 1998 (inception of Institutional Share class) through September 30, 1998.
(b)For the period October 1, 1998 through June 30, 1999.
(c)Less than $0.01 per share.
(d)Not Annualized.
(e)Annualized.
(f)Effective November 1, 1999, the ratios to average net assets include expenses allocated from WT Investment Trust I -- Small Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                              MID CAP VALUE FUND -- INSTITUTIONAL SHARES
                                          ----------------------------------------------------------------------------------
                                           SIX-MONTH
                                          PERIOD ENDED
                                          DECEMBER 31,   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                              2002        JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                          (UNAUDITED)       2002         2001        2000+        1999(B)+       1998(A)+
                                          ------------   ----------   ----------   ----------   ------------   -------------
Net asset value -- Beginning of
   Period..............................    $   17.93      $ 18.19      $ 13.25      $ 11.13       $  9.67        $  10.00
                                           ---------      -------      -------      -------       -------        --------
Investment operations
   Net investment income...............         0.03           --         0.09         0.05          0.02            0.05
   Net realized and unrealized gain
     (loss) on investments.............        (2.55)        0.92         5.48         2.09          1.53           (0.38)
                                           ---------      -------      -------      -------       -------        --------
Total from investment operations.......        (2.52)        0.92         5.57         2.14          1.55           (0.33)
                                           ---------      -------      -------      -------       -------        --------
Distributions to shareholders
   From net investment income..........           --        (0.03)       (0.06)       (0.02)        (0.05)             --
   From net realized gain on
     investments.......................        (0.08)       (1.15)       (0.57)          --         (0.04)             --
                                           ---------      -------      -------      -------       -------        --------
Total distributions to shareholders....        (0.08)       (1.18)       (0.63)       (0.02)        (0.09)             --
                                           ---------      -------      -------      -------       -------        --------
Net asset value -- End of Period.......    $   15.33      $ 17.93      $ 18.19      $ 13.25       $ 11.13        $   9.67
                                           =========      =======      =======      =======       =======        ========
Total Return...........................     (14.07)%(c)     5.04%       42.88%       19.30%        16.11%(c)      (3.30)%(c)
Ratios/Supplemental Data(e)
Ratios to average net assets:
   Expenses, including reimbursement/
     waiver............................        1.13%(d)     1.14%        1.15%        1.15%         1.15%(d)        1.15%(d)
   Expenses, excluding reimbursement/
     waiver............................        1.14%(d)     1.16%        1.53%        2.20%         2.85%(d)        4.16%(d)
   Net investment income (loss),
     including reimbursement/waiver....        0.39%(d)     0.03%        0.66%        0.44%         0.22%(d)        0.84%(d)
Portfolio turnover rate................          75%         143%         163%         274%          118%             78%
Net assets at end of period (000's
   omitted)............................    $  94,010      $94,391      $38,823      $18,573       $ 9,887        $  5,338

+ Effective November 1, 1999, The CRM Funds -- Mid Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund -- CRM Mid Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period January 6, 1998 (inception of Institutional Share class) through September 30, 1998.
(b)For the period October 1, 1998 through June 30, 1999.
(c)Not Annualized.
(d)Annualized.
(e)Effective November 1, 1999, the ratios to average net assets include expenses allocated from WT Investment Trust I -- Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. CRM Small Cap Value Fund and CRM Mid Cap Value Fund (each a "Fund" and collectively the "Funds") are series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of the Company are contained in separate reports to their shareholders.

   The Funds offer three classes of shares: Investor Shares, Institutional Shares and Retail Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor Shares are available to all investors and are subject to a shareholder servicing fee. Information regarding the Investor and Retail Shares is included in a separate shareholder report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Fund (effective November 1, 1999) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Fund. The performance of each Fund is directly affected by the performance of its corresponding Series. As of December 31, 2002, each Fund owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

   Valuation of Investment in Series. Valuation of each Fund's investment in its respective Series is based on the underlying securities held by the Series. Each Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Fund records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Advisory fees charged to the Series are discussed in the notes to the Series, financial statements.

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC") provides administrative and accounting services to the Funds. For its services, RSMC is paid a fee of $3,000 for each Fund and $1,500 for each class of the Fund. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Funds. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Funds. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.15% of each Fund's Institutional Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                                  Small Cap     Mid Cap
                                                                    Value        Value
                                                                    Fund          Fund
                                                                 -----------   ----------
   Six-Month Period Ended December 31, 2002
   Ordinary income.............................................  $ 2,341,980   $       --
   Long-term capital gains.....................................    9,276,859      681,088
                                                                 -----------   ----------
     Total distributions.......................................  $11,618,839   $  681,088
                                                                 ===========   ==========
   Year ended June 30, 2002
   Ordinary income.............................................  $14,798,814   $3,952,238
   Long-term capital gains.....................................    8,367,548      237,932
                                                                 -----------   ----------
     Total distributions.......................................  $23,166,362   $4,190,170
                                                                 ===========   ==========

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   As of December 31, 2002, the estimated components of accumulated earnings (deficit) on a tax basis were as follows:

                                                                  Small Cap       Mid Cap
                                                                    Value          Value
                                                                     Fund           Fund
                                                                 ------------   ------------
   Undistributed ordinary income...............................  $         --   $    192,925
   Capital loss carryforwards..................................    (5,344,776)   (10,549,507)
   Net unrealized depreciation of investments..................   (18,515,446)    (3,354,099)
                                                                 ------------   ------------
     Total accumulated deficit.................................  $(23,860,222)  $(13,710,681)
                                                                 ============   ============

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SEMI-ANNUAL REPORT (UNAUDITED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             (The following should be read in conjunction with the
                         Funds' Financial Statements.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (97.4%)
AEROSPACE (0.5%)
    46,500  DRS Technologies, Inc.*........  $  1,456,845
                                             ------------
COMMUNICATION & BROADCASTING (5.6%)
Broadcast Media (1.6%)
   250,900  Emmis Communications Corp. --
              Class A*(a)..................     5,226,247
                                             ------------
Broadcasting & Publishing (1.6%)
   120,100  Meredith Corp.(a)..............     4,937,311
                                             ------------
Cable & Other Pay Television Services
  (1.4%)
   351,500  Insight Communications Co.,
              Inc.*........................     4,351,570
                                             ------------
Telecommunications (1.0%)
   261,400  Airgate PCS, Inc.*.............       162,068
   505,000  Lightbridge, Inc.*.............     3,105,750
                                             ------------
                                                3,267,818
                                             ------------
                                               17,782,946
                                             ------------
COMPUTER SERVICES (7.4%)
    30,600  Documentum Inc.*(a)............       479,196
   686,800  Insight Enterprises, Inc.*.....     5,707,308
 1,604,400  Quantum Corp.*.................     4,283,748
 2,186,200  SkillSoft PLC -- Sponsored
              ADR*.........................     6,012,050
   437,900  Systems & Computer Technology
              Corp. .......................     3,765,940
   524,000  Transaction Systems Architects,
              Inc.*........................     3,406,000
                                             ------------
                                               23,654,242
                                             ------------
ELECTRIC, GAS, WATER, & UTILITIES (0.3%)
   110,100  Westar Energy, Inc. ...........     1,089,990
                                             ------------
ENTERTAINMENT & LEISURE (2.7%)
   252,700  AMC Entertainment, Inc.*.......     2,236,395
   488,700  THQ, Inc.(a)...................     6,475,275
                                             ------------
                                                8,711,670
                                             ------------
FINANCE & INSURANCE (13.0%)
Insurance Carriers (6.7%)
   270,300  AmerUs Group Co.(a)............     7,641,381
    58,600  Everest Re Group, Ltd.*........     3,240,580
   313,200  First American Corp. ..........     6,953,040
   272,400  Hub International, Ltd. .......     3,494,892
                                             ------------
                                               21,329,893
                                             ------------
Leasing (1.6%)
   223,100  GATX Corp.(a)..................     5,091,142
                                             ------------
Savings, Credit, & Other Financial Institutions (3.6%)
   455,500  AmeriCredit Corp.*(a)..........     3,525,570
   273,522  New York Community Bancorp,
              Inc.(a)......................     7,899,315
                                             ------------
                                               11,424,885
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
FINANCE & INSURANCE (CONTINUED)
State & National Banks (1.1%)
   133,700  Community First Bankshares,
              Inc. ........................  $  3,537,702
                                             ------------
                                               41,383,622
                                             ------------
HEALTHCARE (9.1%)
   410,100  Apria Healthcare Group,
              Inc.*(a).....................     9,120,624
   213,600  Edwards Lifesciences Corp.*....     5,440,392
   143,300  Haemonetics Corp.*.............     3,075,218
   664,060  TLC Vision Corp.*..............       717,185
   705,900  Viasys Healthcare, Inc. .......    10,510,851
                                             ------------
                                               28,864,270
                                             ------------
MANUFACTURING (22.9%)
Auto Parts & Equipment (1.4%)
   135,500  Lear Corp.*(a).................     4,509,440
                                             ------------
Chemical & Allied Products (0.7%)
   594,600  Solutia, Inc. .................     2,158,398
                                             ------------
Diversified-Manufacturing Industries (2.6%)
    89,400  ESCO Technologies, Inc.*.......     3,307,800
    49,600  Mascotech, Inc. Escrow*........             0
   134,000  Roper Industries, Inc.*(a).....     4,904,400
                                             ------------
                                                8,212,200
                                             ------------
Electrical Equipment (1.8%)
   106,900  EMCOR Group, Inc.*(a)..........     5,666,769
                                             ------------
Electronics (2.1%)
   386,300  Thomas & Betts Corp.*..........     6,528,470
                                             ------------
Food & Beverage (4.1%)
   430,800  Chiquita Brands International,
              Inc.*........................     5,712,408
   206,000  Interstate Bakeries Corp. .....     3,141,500
   160,100  Ralcorp Holdings, Inc.*........     4,024,914
                                             ------------
                                               12,878,822
                                             ------------
Machine Tools (4.2%)
   257,200  Kennametal, Inc. ..............     8,868,256
   149,900  Snap-On, Inc.(a)...............     4,213,689
                                             ------------
                                               13,081,945
                                             ------------
Machinery & Heavy Equipment (1.7%)
   496,700  Terex Corp.*...................     5,533,238
                                             ------------
Miscellaneous Plastic Products (1.6%)
   252,600  Spartech Corp. ................     5,211,138
                                             ------------
Pharmaceutical Preparations (1.9%)
   517,800  Alpharma, Inc.*................     6,166,998
                                             ------------
Semiconductors (0.8%)
   140,600  ATMI, Inc.*....................     2,603,912
                                             ------------
                                               72,551,330
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
OIL & GAS (1.0%)
Oil & Gas Exploration (0.4%)
   100,700  Nuevo Energy Co.*..............  $  1,117,770
                                             ------------
Oil Field Machinery & Equipment (0.6%)
    99,600  FMC Technologies, Inc.*........     2,034,828
                                             ------------
                                                3,152,598
                                             ------------
REAL ESTATE INVESTMENT TRUSTS (3.0%)
   841,200  Ventas, Inc. ..................     9,631,740
                                             ------------
SERVICES (17.4%)
Advertising (2.1%)
   228,000  R.H. Donnelley Corp.*..........     6,682,680
                                             ------------
Business Services (6.8%)
   426,900  American Management Systems,
              Inc.*........................     5,118,531
   395,300  Forrester Research, Inc.*......     6,154,821
   402,200  Moore Corp., Ltd.*.............     3,660,020
   301,300  Watson Wyatt & Company
              Holdings.....................     6,553,275
                                             ------------
                                               21,486,647
                                             ------------
Commercial Services (5.2%)
   501,900  Interactive Data Corp.*........     6,901,125
   694,900  Teletech Holdings, Inc.*.......     5,044,974
   418,100  United Rentals, Inc.*..........     4,498,756
                                             ------------
                                               16,444,855
                                             ------------
Hotels, Other Lodging Places (1.8%)
   712,500  Prime Hospitality Corp.*.......     5,806,875
                                             ------------
Sanitary Services (1.5%)
   538,893  Casella Waste Systems, Inc.*...     4,790,759
                                             ------------
                                               55,211,816
                                             ------------
TRANSPORTATION (2.7%)
Airlines (1.7%)
   418,700  Skywest, Inc. .................     5,472,409
                                             ------------
Railroads (1.0%)
   434,000  RailAmerica, Inc.*.............     3,111,780
                                             ------------
                                                8,584,189
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
WHOLESALE & RETAIL TRADE (11.8%)
Business Equipment & Services (1.4%)
   155,600  United Stationers, Inc.*.......  $  4,481,436
                                             ------------
Retail Apparel & Accessory Stores (2.9%)
    32,700  Kenneth Cole Productions,
              Inc.*........................       663,810
   185,900  Quicksilver, Inc.*.............     4,956,094
   371,400  Tommy Hilfiger Corp. ..........     2,581,230
   265,000  United Retail Group, Inc.*.....       742,000
                                             ------------
                                                8,943,134
                                             ------------
Retail Eating & Drinking Places (2.3%)
   339,300  Landry's Restaurants, Inc. ....     7,206,732
                                             ------------
Specialty Retail Stores (4.0%)
   322,700  Central Garden & Pet Co.*......     5,973,177
   340,100  School Specialty, Inc. ........     6,795,198
                                             ------------
                                               12,768,375
                                             ------------
Wholesale-Industrial Supplies (1.2%)
   145,200  Hughes Supply, Inc. ...........     3,966,864
                                             ------------
                                               37,366,541
                                             ------------
TOTAL COMMON STOCK
  (COST $327,957,324)......................   309,441,799
                                             ------------
SHORT-TERM INVESTMENTS (2.6%)
 4,119,674  Temp Cash -- Main..............     4,119,674
 4,119,675  Temp Fund -- Main..............     4,119,675
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $8,239,349)........................     8,239,349
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $336,196,673)+.....................  $317,681,148
                                             ============
SECURITIES LENDING COLLATERAL
Short-Term Investments Held as Collateral
  for Loaned Securities (Note 5)
  (COST $39,390,198).......................  $ 39,390,198
                                             ============

ADR  American Depository Receipt.
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes. At December 31, 2002, net unrealized depreciation was $18,515,525. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $35,470,267, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $53,985,792.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
COMMON STOCK (91.6%)
AEROSPACE & DEFENSE (1.6%)
     47,500  L-3 Communications Holdings,
               Inc.*(a)....................  $  2,133,225
                                             ------------
COMMUNICATION & BROADCASTING (6.8%)
    165,539  Cablevision Systems
               Corp. Class-A*(a)...........     2,771,123
     89,000  Cox Communications, Inc. --
               Class-A*(a).................     2,527,600
    611,000  Gemstar-TV Guide
               International, Inc.*........     1,985,750
     32,900  Media General, Inc. ..........     1,972,355
                                             ------------
                                                9,256,828
                                             ------------
CONSUMER PRODUCTS (4.9%)
     32,600  Avery Dennison Corp. .........     1,991,208
     36,800  Avon Products, Inc.(a)........     1,982,416
    116,400  Hormel Foods Corp.(a).........     2,715,612
                                             ------------
                                                6,689,236
                                             ------------
ELECTRIC, GAS, WATER, & UTILITIES (4.0%)
    204,500  PG&E Corp.*(a)................     2,842,550
     76,700  PP&L Corp. ...................     2,659,956
                                             ------------
                                                5,502,506
                                             ------------
ENTERTAINMENT & LEISURE (0.5%)
      8,900  International Game
               Technology*.................       675,688
                                             ------------
FINANCE & INSURANCE (21.5%)
Diversified Reits (2.7%)
    131,400  iStar Financial, Inc. ........     3,685,770
                                             ------------
Insurance Agents, Brokers, & Services
  (4.0%)
     42,800  MBIA, Inc. ...................     1,877,208
    124,900  Willis Group Holdings,
               Ltd.*.......................     3,580,883
                                             ------------
                                                5,458,091
                                             ------------
Insurance Carriers (3.1%)
     76,700  Everest Re Group, Ltd. .......     4,241,510
                                             ------------
Investment Advice (1.9%)
     76,900  Federated Investors, Inc. --
               Class B.....................     1,950,953
     24,200  T Rowe Price Group, Inc. .....       660,176
                                             ------------
                                                2,611,129
                                             ------------
Savings, Credit, & Other Financial Institutions (5.4%)
    120,859  Charter One Financial,
               Inc. .......................     3,472,279
     25,600  M&T Bank Corporation..........     2,031,360
     55,350  Washington Mutual, Inc.(a)....     1,911,236
                                             ------------
                                                7,414,875
                                             ------------

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
FINANCE & INSURANCE (21.5%) (CONTINUED)
State & National Banks (4.4%)
     98,500  North Fork Bancorporation,
               Inc.(a).....................  $  3,323,390
     65,700  PNC Financial Services
               Group(a)....................     2,752,830
                                             ------------
                                                6,076,220
                                             ------------
                                               29,487,595
                                             ------------
HEALTHCARE (6.4%)
     57,600  C.R. Bard, Inc. ..............     3,340,800
     32,100  Hillenbrand Industries,
               Inc. .......................     1,550,751
     27,000  Invitrogen Corp.*(a)..........       844,830
     42,800  Wellpoint Health Networks,
               Inc.*(a)....................     3,045,648
                                             ------------
                                                8,782,029
                                             ------------
MANUFACTURING (8.2%)
Building Materials & Components (1.5%)
    204,500  Royal Group Technologies,
               Ltd.*.......................     1,989,785
                                             ------------
Chemical & Allied Products (3.6%)
     65,700  Air Products & Chemicals,
               Inc. .......................     2,808,675
     39,900  PPG Industries, Inc.(a).......     2,000,985
                                             ------------
                                                4,809,660
                                             ------------
Diversified -- Manufacturing Industries
  (2.4%)
     18,300  Cooper Industries, Inc.*......       667,035
    109,500  MeadWestvaco Corp. ...........     2,705,745
                                             ------------
                                                3,372,780
                                             ------------
Precision Instruments & Medical Supplies
  (0.7%)
     34,500  Beckman Coulter, Inc.(a)......     1,018,440
                                             ------------
                                               11,190,665
                                             ------------
MINING (0.2%)
     11,900  CONSOL Energy, Inc. ..........       205,632
                                             ------------
OIL & GAS (4.0%)
     84,600  EnCana Corp.(a)...............     2,631,060
     88,216  Kinder Morgan Management,
               LLC.*.......................     2,786,743
                                             ------------
                                                5,417,803
                                             ------------
SERVICES (21.3%)
Business Services (15.0%)
    196,000  Accenture Ltd.*...............     3,526,040
    241,400  Cendant Corp.*(a).............     2,529,872
     60,000  Certegy, Inc.*................     1,473,000
     48,600  Dun & Bradstreet Corp.*.......     1,676,214
    408,900  IKON Office Solutions,
               Inc.(a).....................     2,923,635
     61,800  Manpower, Inc.(a).............     1,971,420
    297,500  Moore Corp., Ltd.*............     2,707,250
    221,400  SkillSoft PLC -- Sponsored
               ADR*........................       608,850
    146,300  Viad Corp. ...................     3,269,805
                                             ------------
                                               20,686,086
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
SERVICES (CONTINUED)
Commercial Services (3.3%)
    189,900  Aramark Corp. -- Class B*.....  $  4,462,650
                                             ------------
Printing & Publishing (3.0%)
     32,300  McGraw-Hill Cos., Inc. .......     1,952,212
     89,200  Wiley, John & Sons, Inc. --
               Class A.....................     2,141,692
                                             ------------
                                                4,093,904
                                             ------------
                                               29,242,640
                                             ------------
TECHNOLOGY (2.8%)
     35,500  Amphenol Corp.*(a)............     1,349,000
     87,600  Computer Associates
               International, Inc.(a)......     1,182,600
     47,500  Tech Data Corp. ..............     1,280,600
                                             ------------
                                                3,812,200
                                             ------------
TRANSPORTATION (1.5%)
Railroads (1.5%)
     33,700  Union Pacific Corp.(a)........     2,017,619
                                             ------------
WHOLESALE & RETAIL TRADE (7.9%)
Specialty Retail Stores (7.9%)
     91,300  AFC Enterprises, Inc.*........     1,918,213
     53,700  Advance Auto Parts,
               Inc.*(a)....................     2,625,930
    104,300  AutoNation, Inc.*(a)..........     1,310,008
    171,400  Big Lots, Inc.*...............     2,267,622
    109,100  Dollar Tree Stores,
               Inc.*(a)....................     2,680,587
                                             ------------
                                               10,802,360
                                             ------------
TOTAL COMMON STOCK
  (COST $128,570,171)......................   125,216,026
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SHORT-TERM INVESTMENTS (4.7%)
 3,207,762  Temp Cash -- Main..............  $  3,207,762
 3,207,762  Temp Fund -- Main..............     3,207,762
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $6,415,524)........................     6,415,524
                                             ------------
   PAR
----------
U.S. TREASURY OBLIGATIONS (3.7%)
$5,000,000  U.S. Treasury Bills, 1.12%,
              01/02/03
  (COST $4,999,844)........................     4,999,844
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $139,985,539)+.....................  $136,631,394
                                             ============
SECURITY LENDING COLLATERAL
Short-Term Investments Held as Collateral
  for Loaned Securities (Note 5)
  (COST $36,511,748).......................  $ 36,511,748
                                             ============

ADR  American Depository Receipt.
*    Non-income producing security.
(b)  Security partially or fully on loan.
+ The cost for Federal income tax purposes. At December 31, 2002, net unrealized depreciation was $3,354,145. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $6,665,956, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $10,020,101.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                              VALUE SERIES   VALUE SERIES
                                                              ------------   ------------
ASSETS
  Investments
    Investments, at cost....................................  $336,196,673   $139,985,539
    Net unrealized depreciation.............................   (18,515,525)    (3,354,145)
                                                              ------------   ------------
  Total investments, at value...............................   317,681,148    136,631,394
  Securities lending collateral.............................    39,390,198     36,511,748
  Receivable for securities sold............................     1,058,440      1,161,214
  Receivable for Contributions..............................       482,000        182,703
  Interest and dividends receivable.........................       367,959        116,450
                                                              ------------   ------------
Total assets................................................   358,979,745    174,603,509
                                                              ------------   ------------
LIABILITIES
  Obligation to return securities lending collateral........    39,390,198     36,511,748
  Payable for securities purchased..........................       832,907      5,356,559
  Payable for Withdrawals...................................       904,871        842,687
  Accrued management fee....................................       204,601         84,310
  Other accrued expenses....................................        50,192         24,404
                                                              ------------   ------------
Total liabilities...........................................    41,382,769     42,819,708
                                                              ------------   ------------
NET ASSETS..................................................  $317,596,976   $131,783,801
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                              VALUE SERIES   VALUE SERIES
                                                              ------------   ------------
INVESTMENT INCOME
  Dividends.................................................  $  1,548,633   $    835,336
  Interest..................................................        66,891         93,310
  Securities lending........................................        25,933         26,109
                                                              ------------   ------------
Total investment income.....................................     1,641,457        954,755
                                                              ------------   ------------
EXPENSES
  Investment advisory fees..................................     1,266,741        472,216
  Administration and accounting fees........................       165,102         61,385
  Professional services.....................................        10,526          7,180
  Custody fees..............................................        38,489         25,950
  Trustee fees and expenses.................................         3,079          2,473
  Miscellaneous.............................................         3,156          2,367
                                                              ------------   ------------
Total expenses..............................................     1,487,093        571,571
                                                              ------------   ------------
NET INVESTMENT INCOME.......................................       154,364        383,184
                                                              ------------   ------------
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS
    Net realized loss from investments......................    (3,644,547)   (10,192,771)
    Net change in unrealized appreciation/depreciation of
     investments............................................   (73,403,406)    (9,554,851)
                                                              ------------   ------------
Net realized and unrealized loss on investments.............   (77,047,953)   (19,747,622)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(76,893,589)  $(19,364,438)
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 SMALL CAP VALUE SERIES
                                                              -----------------------------
                                                                SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,     YEAR ENDED
                                                                  2002          JUNE 30,
                                                               (UNAUDITED)        2002
                                                              -------------   -------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $ 413,987,201   $ 298,121,714
                                                              -------------   -------------
OPERATIONS
   Net investment income....................................        154,364       1,143,856
   Net realized gain (loss) from investments................     (3,644,547)     17,231,310
   Net change in unrealized appreciation/depreciation of
     investments............................................    (73,403,406)    (10,033,617)
                                                              -------------   -------------
     Net increase (decrease) in net assets resulting from
      operations............................................    (76,893,589)      8,341,549
                                                              -------------   -------------
TRANSACTIONS IN BENEFICIAL INTEREST:
   Contributions............................................     83,183,856     296,560,089
   Withdrawals..............................................   (102,680,492)   (189,036,151)
                                                              -------------   -------------
     Net increase (decrease) in net assets resulting from
      transactions in beneficial interests..................    (19,496,636)    107,523,938
                                                              -------------   -------------
     Total increase (decrease) in net assets................    (96,390,225)    115,865,487
                                                              -------------   -------------
NET ASSETS -- END OF PERIOD.................................  $ 317,596,976   $ 413,987,201
                                                              =============   =============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 MID CAP VALUE SERIES
                                                              ---------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2002         JUNE 30,
                                                              (UNAUDITED)        2002
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $142,494,525   $ 50,782,808
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       383,184        199,954
   Net realized gain (loss) from investments................   (10,192,771)       395,413
   Net change in unrealized appreciation/depreciation of
     investments............................................    (9,554,851)    (1,628,044)
                                                              ------------   ------------
     Net decrease in net assets resulting from operations...   (19,364,438)    (1,032,677)
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST:
   Contributions............................................    46,039,976    122,371,483
   Withdrawals..............................................   (37,386,262)   (29,627,089)
                                                              ------------   ------------
     Net increase in net assets resulting from transactions
      in beneficial interests...............................     8,653,714     92,744,394
                                                              ------------   ------------
     Total increase (decrease) in net assets................   (10,710,724)    91,711,717
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $131,783,801   $142,494,525
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE TRUST. Small Cap Value Series and Mid Cap Value Series (each a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded in the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to each of the Series. For its services, CRM receives a fee as follows: .75% up to $1 billion; .70% of next $1 billion; and .65% in excess of $2 billion of the average daily net assets of each Series.

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of each Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.15% of average daily net assets. This undertaking will remain in place until November 1, 2010.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC") provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of CRM, serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. LINE OF CREDIT. The Series, along with certain other series of the Trust, participates in a $15,000,000 Credit Agreement, which expires December 31, 2003. The Credit Agreement is to be used for temporary or emergency needs, including withdrawals from the Series. No Amounts were outstanding at December 31, 2002, or at any time during the period. No commitment fees are imposed under the Credit Agreement.

5. SECURITIES LENDING AGREEMENT. Each of the Series may lend its securities, pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   At December 31, 2002, the market value of securities on loan for the Small Cap Value and Mid Cap Value Series was $40,415,599 and $37,994,568, respectively, and the market value of the related collateral was $39,390,198 and $36,511,748, respectively. The securities on loan were collateralized by the following:

                                                                Small Cap Value   Mid Cap Value
                                                                ---------------   --------------
   American Express FRN, 1.42% due 12/12/03...................  $           --    $ 1,896,924.50
   Blackrock Institutional Money Market Trust, 1.43% due
     1/2/03...................................................   28,085,194.30     15,456,902.97
   Bear Stearns FRN, 1.90% due 1/16/03........................    1,741,270.84      5,285,490.02
   Bear Stearns FRN, 1.93% due 1/15/03........................    3,518,562.07      1,137,669.36
   Credit Suisse TD, 1.75% due 1/2/03.........................    3,281,669.08                --
   Concorde Minute CP, 1.40% due 1/16/03......................              --      2,385,144.25
   Crown Point CP, 1.38% due 1/8/03...........................              --        687,959.05
   Crown Point CP, 1.39% due 1/10/03..........................              --      1,623,470.70
   Dresdner Bank FRN, 1.775% due 10/06/03.....................              --                --
   Lexington Parker CP, 1.39% due 1/15/03.....................              --      1,121,438.11
   Merrill Lynch MTN, 1.38% due 1/27/03.......................      751,106.12                --
   Merrill Lynch MTN, 1.44% due 1/30/03.......................              --        554,380.23
   Morgan Stanley FRN, 1.955% due 4/15/03.....................    1,048,817.17                --
   Mortgage Interest CP, 1.42% due 1/13/03....................              --      3,183,893.30
   National City FRN, 1.58625% due 11/10/03...................              --      1,385,662.24
   Royal Bank of Canada TD, 1.22% due 1/2/03..................      625,093.68      1,082,108.01
   UBS Warburg Repo, 1.11% due 1/2/03.........................      338,484.67        710,705.06
                                                                --------------    --------------
                                                                $39,390,197.93    $36,511,747.80
                                                                --------------    --------------

6. INVESTMENT SECURITIES TRANSACTIONS. During the six-month period ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                  Small Cap       Mid Cap
                                                                 Value Series   Value Series
                                                                 ------------   ------------
   Purchases...................................................  $123,183,001   $103,376,070
   Sales.......................................................   125,195,581     89,179,491

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS.

                                             Six-Month                                       For the Period
                                           Period Ended                                       November 1,
                                           December 31,       For the Fiscal Years Ended        1999(1)
                                               2002          -----------------------------      through
                                            (Unaudited)      June 30, 2002   June 30, 2001   June 30, 2000
                                           -------------     -------------   -------------   --------------
   Small Cap Value Series
   Total Return..........................     (18.62)%**         3.46%           42.27%          19.70%**
   Ratios to Average Net Assets:
     Expenses............................       0.88%*           0.88%            0.90%           0.87%*
     Net investment income (loss)........       0.09%*           0.33%            1.05%          (0.32)%*
   Portfolio Turnover Rate...............         37%**            61%              90%             65%**

                                            Six-Month                                       For the Period
                                           Period Ended                                      November 1,
                                           December 31,      For the Fiscal Years Ended        1999(1)
                                               2002         -----------------------------      through
                                           (Unaudited)      June 30, 2002   June 30, 2001   June 30, 2000
                                           ------------     -------------   -------------   --------------
   Mid Cap Value Series
   Total Return..........................     (13.96)%**        5.27%           43.18%          37.80%**
   Ratios to Average Net Assets:
     Expenses............................       0.91%*          0.92%            0.99%           1.10%*
     Net investment income...............       0.61%*          0.24%            0.82%           0.52%*
   Portfolio Turnover Rate...............         75%**          143%             163%            202%**

---------------
(1) Commencement of operations.
 *  Annualized.
 ** Not Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless otherwise indicated, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information of the Fund contains additional information about the Trustees of the Fund Complex and is available, without charge, upon request, by calling (800)-CRM-2883.

INTERESTED TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment          40         Rodney Square
Date of Birth: 2/49        President and    death, resignation   Officer of                           Management
                           Chairman of      or removal.          Wilmington Trust                     Corporation
                           the Board        Trustee, President   Company since                        (registered
                                            and Chairman of the  February 1996.                       investment
                                            Board since October                                       adviser)
                                            1998.

WILLIAM P. RICHARDS,       Trustee          Shall serve until    Managing Director         40         None
JR.(2)                                      death, resignation   and President,
100 Wilshire Boulevard                      or removal. Trustee  Roxbury Capital
Suite 600                                   since October 1999.  Management LLC
Santa Monica, CA 90401                                           since 1998. Prior
Date of Birth: 11/36                                             to 1998, Principal,
                                                                 Roger Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD              Trustee       Shall serve until    Founder and co-           40         None
Date of Birth: 3/44                         death, resignation   manages, R. H.
                                            or removal. Trustee  Arnold & Co., Inc.
                                            since May 1997.      (investment banking
                                                                 company) since
                                                                 1989.

ERIC BRUCKER                  Trustee       Shall serve until    Dean, School of           40         None
Date of Birth: 12/41                        death, resignation   Business
                                            or removal. Trustee  Administration of
                                            since October 1999.  Widener University
                                                                 since July 2001.
                                                                 Prior to that,
                                                                 Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001 and Dean,
                                                                 School of
                                                                 Management at the
                                                                 University of
                                                                 Michigan prior to
                                                                 September 1998.

NICHOLAS A. GIORDANO          Trustee       Shall serve until    Consultant,               40         Kalmar Pooled
Date of Birth: 3/43                         death, resignation   financial services                   Investment
                                            or removal. Trustee  organizations from                   Trust;
                                            since October 1998.  1997 to present;                     Independence
                                                                 Interim President,                   Blue Cross;
                                                                 LaSalle University                   Fotoball, U.S.A.
                                                                 from 1998 to 1999;                   (sporting and
                                                                 President and Chief                  athletics goods
                                                                 Executive Officer,                   manufacturer);
                                                                 Philadelphia Stock                   DaisyTek
                                                                 Exchange from 1981                   International
                                                                 to 1997.                             (wholesale paper
                                                                                                      and paper
                                                                                                      products); Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN JR.               Trustee       Shall serve until    Self-employed             40         Manville
Date of Birth: 5/35                         death, resignation   financial                            Personal Injury
                                            or removal. Trustee  consultant since                     Settlement Trust
                                            since October 1999.  1991.

CLEMENT C. MOORE, II          Trustee       Shall serve until    Managing Partner,         40         None
Date of Birth: 9/44                         death, resignation   Mariemont Holdings,
                                            or removal. Trustee  LLC, (real estate
                                            since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN              Trustee       Shall serve until    Retired since 1993.       40         St. Joe Paper
Date of Birth: 5/32                         death, resignation                                        Co.
                                            or removal. Trustee
                                            since October 1999.

MARK A. SARGENT               Trustee       Shall serve until    Dean and Professor        40         St. Thomas More
Date of Birth: 4/51                         death, resignation   of Law, Villanova                    Society of
                                            or removal. Trustee  University School                    Pennsylvania.
                                            since November       of Law since July
                                            2001.                1997. Associate
                                                                 Dean for Academic
                                                                 Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

EXECUTIVE OFFICERS

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG         Vice President   Shall serve at the   Vice President,           N/A        None
Date of Birth: 12/54                    pleasure of the      Wilmington Trust
                                        Board and until      Company Since 1986;
                                        successor is         and Vice President
                                        elected and          and Director of
                                        qualified. Officer   Rodney Square
                                        since October 1998.  Management
                                                             Corporation since
                                                             2001

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
JOSEPH M. FAHEY, JR.   Vice President   Shall serve at the   Vice President,           N/A        None
Date of Birth: 1/57                     pleasure of the      Rodney Square
                                        Board and until      Management
                                        successor is         Corporation since
                                        elected and          1992.
                                        qualified. Officer
                                        since November
                                        1999.

FRED FILOON            Vice President   Shall serve at the   Senior Vice               N/A        None
520 Madison Avenue                      pleasure of the      President, Cramer
New York, NY 10022                      Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                     successor is         LLC since 1989.
                                        elected and
                                        qualified. Officer
                                        since August 2000.

JOHN R. GILES          Vice President   Shall serve at the   Vice President,           N/A        None
Date of Birth: 8/57    and Chief        pleasure of the      Wilmington Trust
                       Financial        Board and until      Company since 1996.
                       Officer          successor is
                                        elected and
                                        qualified. Officer
                                        since December
                                        1999.

PAT COLLETTI           Vice President   Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway   and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                    Board and until      Investment
Date of Birth: 11/58                    successor is         Accounting and
                                        elected and          Administration of
                                        qualified. Officer   PFPC Inc. since
                                        since May 1999.      1999. From 1986 to
                                                             April 1999,
                                                             Controller for the
                                                             Reserve Funds.

LEAH M. ANDERSON         Secretary      Shall serve at the   Officer, Wilmington       N/A        None
Date of Birth: 8/65                     pleasure of the      Trust Company since
                                        Board and until      1998. Officer,
                                        successor is         Rodney Square
                                        elected and          Management
                                        qualified. Officer   Corporation since
                                        since November       1992.
                                        2002.

--------------------------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------

TRUSTEES
Robert H. Arnold
Eric Brucker
Robert J. Christian
Nicholas A. Giordano
Louis Klein, Jr.
Clement C. Moore, II
John J. Quindlen
William P. Richards, Jr.
Mark A. Sargent

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604

ADMINISTRATOR
Rodney Square Management Corporation
1100 North Market Street
Wilmington, DE 19890

LEGAL COUNSEL
Pepper Hamilton LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

Investor Information: (800) CRM-2883
http://www.crmfunds.com

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED CURRENT PROSPECTUSES OF THE CRM FUNDS.

CRMINST SA/R
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
                                      CRM
                                     FUNDS

                                   SMALL CAP
                                   VALUE FUND

                                    MID CAP
                                   VALUE FUND

                              Institutional Shares

                               SEMI-ANNUAL REPORT
                               December 31, 2002

                            [HAND & PUZZLE GRAPHIC]
                                                                   THE CRM FUNDS
--------------------------------------------------
--------------------------------------------------

                                 THE CRM FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 P.O. Box 8742
                              Wilmington, DE 19899
                                 (800) CRM-2883
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT                                             DECEMBER 31, 2002
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For the twelve month period ending December 31, 2002, the Investor Class of the CRM Small Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund were down -17.83%, -16.89% and -28.40%, respectively. These results compare to -11.43%, -9.65% and -15.52% for the Russell 2000 Value, Russell Mid Cap Value and Russell 1000 Value, respectively.

Despite the sharp rally that began after the first week of October and ran until early December, recent weeks have again evidenced concern with many of the issues that troubled investors during the third quarter. The rally was powerful and, as some commentators have written, perhaps too much so in that it brought with it increased speculative activity. Among the best performers were low-priced stocks and the heretofore worst performers in telecom services and information technology. Alas, by December investors began to refocus on the continued softness in the economy, highlighted by a mediocre holiday shopping season, the uncertainty surrounding the Iraqi situation, and a loudly militant North Korea. The market also followed a pattern noticeable over the past year or so of weakness as we approach earnings season and subsequent optimism once earnings have been reported. This "stop and go" mode in the market reflects the confusion in the underlying economy faced by consumers and corporate managers over how aggressively to spend/invest.

Modest economic growth for the year, estimated 3% GDP growth, and improving earnings buoyed by lower interest rates would not normally result in the third consecutive down year in the major averages. What occurred, of course, was record multiple compressions, particularly in large companies whose valuations had reached stratospheric heights during the late 1990's. This post-bubble hangover extended much more broadly into the market as investors became paranoid over leveraged balance sheets and corporate malfeasance. We believe we have passed the point of maximum concern over corporate governance given the legal and ethical response to the problem. Leverage could still be an issue if deflation becomes more widespread in spite of the Federal Reserve's best efforts to provide the system with excess liquidity.

THE CRM SMALL CAP VALUE FUND recently had several stocks, such as Documentum, Alpharma, Casella Waste and Insight Communications provide significant contribution to performance. Documentum benefited from a new product release, increasing market share in content management software, and participated in the short-term rally of technology stocks. Alpharma rebounded from a significantly oversold valuation that occurred earlier in the year. The company continues to make progress on the restructuring of both its animal health businesses and European operations. Casella Waste also began to see the first signs of its recent restructuring as better than expected third quarter earnings fueled a solid gain in its shares. Finally, Insight Communications, a large cable multiple systems operator, benefited from ongoing growth in high-speed data customers, thereby driving significant gains in highly profitable subscriber revenues.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

The ongoing market volatility continues to present interesting investment opportunities. Recent new purchases include THQ, Skywest, Snap-On Tools, and Haemonetics. THQ is a leader in video game entertainment that is trading at only eight times cash adjusted 2003 earnings. The company has become out of favor as investors worry about the length of the current video gaming cycle. We believe that the cycle still has room and look forward to strong cash flow generation as the company harvests its recent investments in new software titles. Skywest is the west coast regional jet operator for Delta and United. As seen in other airline bankruptcies, substituting low cost regional jet capacity is at the top of the list of solutions to restructure United into a profitable carrier. We expect to see acceleration in Snap-On's business as it cycles through a change from large personal computer based diagnostic tools to portable hand-held models. Haemonetics is the leading supplier of blood collection machines. It has two new products which provide solutions to the current blood shortage.

In this difficult investment environment, we continue to focus on maintaining our sell disciplines. We liquidated our positions in Documentum, DR Horton and Bay View Capital as they hit our target price and/or investment objectives. We also sold Movie Gallery, a recent positive contributor to performance, as we became concerned that accelerating sales of DVD's through the mass market distribution channel could diminish video rentals.

THE CRM MID CAP VALUE FUND has recently benefited from Cablevision Systems which traded at depressed levels earlier in the year, the shares rebounded as concerns over industry accounting and balance sheet strength abated. In addition, Cablevision has recently sold two significant assets, its Bravo cable entertainment network and its wireless telephony spectrum, creating a renewed confidence in the company. There are still many skeptics in the marketplace who are now focused on two issues: (1) a joint venture with Fox Sports that allows Fox to put their share to Cablevision, and (2) the company's desire to enter the satellite television business. We believe these issues have more psychological influence than immediate financial impact and their resolution in early 2003 should provide an additional boost to the stock price. Accenture met its earnings target for their August fiscal year and was cautiously optimistic about fiscal 2003. This news and the short-term rally in technology related investments helped to propel the stock. PG&E Corp. completed a refinancing of debt at the holding company which eliminated much of the financial risk in the stock. ARAMARK, which provides stadium concessions, saw its stock price suffer during the summer as investors worried about the impact of a potential baseball strike. The company is a leader in outsourced food service and facilities management and should be able to increase earnings at 10-15% per year. As such, it remains a core holding in the portfolio. Gemstar was helped by the departure of its controversial CEO and CFO and additional clarity from its financial results. Although the stock has come up from its lows, the stock should be further helped in the first quarter of 2003 when the audit of its financials is completed by its new auditor.

Moore Corp. is a commercial printing company that has benefited from a massive cost restructuring plan implemented by the management team who successfully lead World Color Press. The stock trades at eight times free cash flow. The CEO, who is highly regarded, unexpectedly announced that he will be retiring at year end, thereby depressing the stock price. We added to our position on that sell-off; however, the stock is still trading below our average cost. In addition to Moore, we initiated a position in Dollar Tree Stores whose stock price had declined by nearly 50% from its high in May. The company operates more than 1,700 variety stores and has a very high return on capital. Dollar Tree is increasing its store base by 13-15%, generates free cash flow, has a $200 million stock buyback program, and trades at only fifteen times earnings. Mead Westvaco was formed late last year through a merger of equals and is a leading packaging, paper and forest products company. The stock dropped from the mid $30's to less than $20 per share over asbestos and economic concerns. We believe the asbestos issue is virtually irrelevant and the company continues to aggressively rationalize its cost structure and sell non-core assets. Meade has one of the strongest balance sheets in their industry and a dividend yield that was approximately 5% at our cost. Advance Auto Parts has emerged as the number two retailer of "do it yourself" auto parts; however, their operating margins are only half that of
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

industry leader AutoZone. Advance has made a number of acquisitions, including Discount Auto Parts, which provides them with more scale and purchasing clout. The industry backdrop continues to be favorable as the number of cars over seven years old increases and SUV's become a bigger part of the overall mix. Media General owns and operates newspapers and television stations in the southeast. Their crown jewel is the NBC affiliate and newspaper in the Tampa market. Management has done an excellent job over many years of realizing value for shareholders. They are a vocal advocate of further deregulation in the media industry and the FCC is likely to relax a number of rules sometime in 2003. We view Media General as a prime beneficiary of further deregulation.

THE CRM LARGE CAP VALUE FUND had recent strong performance, primarily driven by a strong rebound in the technology, media and communications sectors. Cablevision, Nextel and Verizon all rebounded strongly from very poor performance earlier in the year. Cablevision reacted to the company's willingness to sell assets and shut down underperforming businesses. The company is focusing on creating shareholder value by improving profit margins, controlling capital spending and improving its balance sheet. Nextel benefited from the market's realization that all communications companies do not have insurmountable problems. Subscriber growth and cash flow are both strong and the company is expected to continue its rebound in 2003. Verizon also experienced a rebound in the fourth quarter after being overly punished in the third. The major concerns regarding Verizon's future focused on its underfunded pension plan, its ability to compete effectively when the long distance carriers entered the local market, and the overall health of the telecommunications industry. Other companies that exhibited strong performance after significant underperformance earlier in the year were News Corp Ltd, Computer Associates, Hewlett Packard and AT&T Wireless. One non-tech company, Halliburton, added significantly to performance due in large part to the global asbestos litigation settlement agreement. Real and perceived problems still exist for these companies, but they all have the capacity to deal with them and realize the value of their underlying operations.

Recent purchases include Ambac Financial, Disney and Automatic Data Processing. Ambac provides financial guarantees for municipal and structured finance obligations, an area which is currently under pressure due to credit concerns, but should recover and grow in the future as tax exempt financing needs increase. Disney has suffered from a combination of a slowdown in travel, the economy overall and advertising spending. Automatic Data Processing, one of the world's largest providers of computerized transaction processing and information services, is also suffering from slower economic activity, especially in the financial services area. Investors' reaction to current conditions has been overdone and these companies, which are fundamentally strong, should eventually recover.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

The economic environment as of late has given us all plenty of concern, but stock market investing is all about expectations. We have learned over the years that the best investment opportunities occur during periods of great uncertainty and confusion. The broad market may struggle for many years as it did in the latter half of the 1970's which also followed a period of stock market excess. Similar to that time, there are likely to be many individual stocks that make money for those with the research skills to find them. The period ahead should play well into our strengths.

Sincerely,

CRM Funds


            /s/ Ronald H. McGlynn                              /s/ Robert J. Christian
            Ronald H. McGlynn                                  Robert J. Christian
            President and CEO                                  President
            Cramer Rosenthal McGlynn, LLC                      WT Mutual Fund

During the period certain fees and expenses were waived by the Funds' service providers. Without these waivers total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change section of this report.

The views in this report were those of the Funds' managers as of December 31, 2002 and may not reflect the views of the managers on the date of this report is first published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

Past performance is not guarantee of future results.
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Investor Shares of the CRM Small Cap Value Fund ("Fund") with the performance of the Russell 2000 Index and Russell 2000 Value Index since inception on 10/1/95. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

  CRM SMALL CAP VALUE FUND VS RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX*

                                                       Average Annual
                                          Six       --------------------
                                         Months     1 Year     Inception
                                         ------     ------     ---------
Small Cap Value Fund**                   (18.77)%   (17.83)%     11.26%
Russell 2000 Index                       (16.56)%   (20.48)%      6.96%
Russell 2000 Value Index                 (17.42)%   (11.43)%      9.10%

------------------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Investor Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since inception on 9/20/00. The Russell MidCap Value Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged, capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

 CRM MID CAP VALUE FUND VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*

                                                       Average Annual
                                          Six       --------------------
                                         Months     1 Year     Inception
                                         ------     ------     ---------
Mid Cap Value Fund**                     (14.24)%   (16.89)%      6.09%
Russell MidCap Index                     (11.11)%   (16.18)%    (10.86)%
Russell MidCap Value Index               (12.56)%    (9.65)%      1.25%

------------------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM LARGE CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Investor Shares of the CRM Large Cap Value Fund ("Fund") with the performance of the Standard and Poor's 500 Composite Index ("S&P 500") and Russell 1000 Value Index since inception on 8/25/98. The S&P 500 and Russell 1000 Value Index are unmanaged stock market indices and reflect the reinvestment of dividends. The indices exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less, than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

    CRM LARGE CAP VALUE FUND VS S&P 500 INDEX AND RUSSELL 1000 VALUE INDEX*

                                                       Average Annual
                                          Six       --------------------
                                         Months     1 Year     Inception
                                         ------     ------     ---------
Large Cap Value Fund**                   (10.54)%   (28.40)%     (3.10)%
S&P 500 Index                            (10.30)%   (22.10)%     (3.46)%
Russell 1000 Value Index                 (11.29)%   (15.52)%      0.24%

------------------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP      LARGE CAP
                                                               VALUE FUND     VALUE FUND    VALUE FUND
                                                              ------------   ------------   ----------
ASSETS
   Investment in Series, at value...........................  $317,595,539   $131,782,010   $6,206,660
   Other assets.............................................        30,112          5,447        4,671
                                                              ------------   ------------   ----------
Total assets................................................   317,625,651    131,787,457    6,211,331
                                                              ------------   ------------   ----------
LIABILITIES
   Accrued expenses.........................................        81,346         23,746          269
                                                              ------------   ------------   ----------
Total liabilities...........................................        81,346         23,746          269
                                                              ------------   ------------   ----------
NET ASSETS..................................................  $317,544,305   $131,763,711   $6,211,062
                                                              ============   ============   ==========
COMPONENTS OF NET ASSETS
   Paid in Capital..........................................  $341,720,199   $145,474,392   $8,376,127
   Accumulated net investment income (loss).................      (315,672)       192,925       12,509
   Accumulated net realized loss............................    (5,344,776)   (10,549,507)  (1,768,107)
   Net unrealized depreciation on investments...............   (18,515,446)    (3,354,099)    (409,467)
                                                              ------------   ------------   ----------
NET ASSETS..................................................  $317,544,305   $131,763,711   $6,211,062
                                                              ============   ============   ==========
NET ASSETS BY SHARE CLASS
   Investor Shares..........................................  $155,041,574   $ 37,560,801   $6,211,062
   Institutional Shares.....................................   162,502,731     94,009,692           --
   Retail Shares............................................            --        193,218           --
                                                              ------------   ------------   ----------
                                                              $317,544,305   $131,763,711   $6,211,062
                                                              ============   ============   ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING ($0.01 par value,
 unlimited authorized shares):
   Investor Shares..........................................     9,438,390      2,465,736      731,826
   Institutional Shares.....................................     9,674,727      6,132,293           --
   Retail Shares............................................            --         12,625           --
NET ASSET VALUE (OFFERING PRICE AND REDEMPTION PRICE) PER
 SHARE:
   Investor Shares..........................................        $16.43         $15.23        $8.49
   Institutional Shares.....................................        $16.80         $15.33           --
   Retail Shares............................................            --         $15.30           --

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP       LARGE CAP
                                                               VALUE FUND     VALUE FUND    VALUE FUND
                                                              ------------   ------------   -----------
NET INVESTMENT INCOME FROM SERIES
   Dividends................................................  $  1,548,626   $    835,324   $    55,210
   Interest.................................................        66,891         93,309         1,235
   Securities lending.......................................        25,933         26,109         1,236
   Expenses.................................................    (1,487,087)      (571,564)      (22,520)
                                                              ------------   ------------   -----------
     Net investment income from Series......................       154,363        383,178        35,161
                                                              ------------   ------------   -----------
EXPENSES
   Shareholder services -- Investor Shares..................       214,805         48,247         7,528
   Shareholder services -- Retail Shares....................            --            165            --
   Administration fees......................................        18,000         18,000        18,000
   Transfer agent services..................................       105,380         43,794         2,416
   Professional services....................................        18,327          7,474         5,162
   Registration fees........................................        29,518         21,899        13,480
   Accounting services......................................        18,000         25,548         9,000
   Trustee fees and expenses................................         8,445          7,425        10,364
   Distribution fees -- Retail Shares.......................            --             99
   Amortization of organizational costs.....................            --          3,000            --
   Shareholder reports......................................        42,206         24,559           781
   Miscellaneous............................................        15,171          5,051         1,302
                                                              ------------   ------------   -----------
Total expenses..............................................       469,852        205,261        68,033
   Expenses reimbursed......................................            --         (2,959)      (18,386)
   Administration and accounting fees waived................            --        (12,049)      (27,000)
                                                              ------------   ------------   -----------
   Net expenses.............................................       469,852        190,253        22,647
                                                              ------------   ------------   -----------
NET INVESTMENT INCOME (LOSS)................................      (315,489)       192,925        12,514
                                                              ------------   ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
 SERIES
   Net realized loss from investments.......................    (3,644,633)   (10,192,879)   (1,272,699)
   Net change in unrealized appreciation/depreciation of
     investments............................................   (73,402,990)    (9,554,447)      540,917
                                                              ------------   ------------   -----------
Net realized and unrealized loss on investments from
 Series.....................................................   (77,047,623)   (19,747,326)     (731,782)
                                                              ------------   ------------   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(77,363,112)  $(19,554,401)  $  (719,268)
                                                              ============   ============   ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                    SMALL CAP VALUE FUND
                                                              --------------------------------
                                                                  SIX-MONTH
                                                                PERIOD ENDED       YEAR ENDED
                                                              DECEMBER 31, 2002     JUNE 30,
                                                                 (UNAUDITED)          2002
                                                              -----------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $     413,950,963   $298,063,112
                                                              -----------------   ------------
OPERATIONS
   Net investment income (loss).............................           (315,489)       291,938
   Net realized gain (loss) from investments................         (3,644,633)    17,231,180
   Net change in unrealized appreciation/depreciation of
     investments............................................        (73,402,990)   (10,033,543)
                                                              -----------------   ------------
     Net increase (decrease) in net assets resulting from
       operations...........................................        (77,363,112)     7,489,575
                                                              -----------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................           (147,151)      (726,124)
   Net investment income -- Institutional Shares............           (144,231)      (793,246)
   Net realized gain on investments -- Investor Shares......         (5,720,482)   (10,345,341)
   Net realized gain on investments -- Institutional
     Shares.................................................         (5,606,975)   (11,301,651)
                                                              -----------------   ------------
     Total distributions to shareholders....................        (11,618,839)   (23,166,362)
                                                              -----------------   ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................         51,406,619    209,126,914
   Sale of shares -- Institutional Shares...................         31,803,536     87,521,250
   Reinvestment of distributions -- Investor Shares.........          5,662,550     10,896,476
   Reinvestment of distributions -- Institutional Shares....          5,732,136     12,013,237
   Redemptions of shares -- Investor Shares.................        (71,759,223)  (129,846,925)
   Redemptions of shares -- Institutional Shares............        (30,270,325)   (58,146,314)
                                                              -----------------   ------------
     Net increase (decrease) from capital share
       transactions.........................................         (7,424,707)   131,564,638
                                                              -----------------   ------------
     Total increase (decrease) in net assets................        (96,406,658)   115,887,851
                                                              -----------------   ------------
NET ASSETS -- END OF PERIOD.................................  $     317,544,305   $413,950,963
                                                              =================   ============
Undistributed net investment income.........................  $        (315,672)  $    291,199
                                                              =================   ============
                                                                   SHARES            SHARES
CAPITAL SHARE TRANSACTIONS                                    -----------------   ------------
   Sale of shares -- Investor Shares........................          2,878,986      9,760,371
   Sale of shares -- Institutional Shares...................          1,783,918      4,020,951
   Reinvestment of distributions -- Investor Shares.........            339,278        537,037
   Reinvestment of distributions -- Institutional Shares....            335,999        581,192
   Redemptions of shares -- Investor Shares.................         (4,056,403)    (6,167,521)
   Redemptions of shares -- Institutional Shares............         (1,694,128)    (2,679,898)
                                                              -----------------   ------------
     Net increase (decrease) in shares......................           (412,350)     6,052,132
                                                              =================   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                     MID CAP VALUE FUND
                                                              --------------------------------
                                                                  SIX-MONTH
                                                                PERIOD ENDED       YEAR ENDED
                                                              DECEMBER 31, 2002     JUNE 30,
                                                                 (UNAUDITED)          2002
                                                              -----------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................    $142,477,212      $ 50,776,935
                                                                ------------      ------------
OPERATIONS
   Net investment income (loss).............................         192,925           (51,296)
   Net realized gain (loss) from investments................     (10,192,879)          395,245
   Net change in unrealized appreciation/depreciation of
     investments............................................      (9,554,447)       (1,627,974)
                                                                ------------      ------------
     Net decrease in net assets resulting from operations...     (19,554,401)       (1,284,025)
                                                                ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................              --           (29,373)
   Net investment income -- Institutional Shares............              --           (78,907)
   Net realized gain on investments -- Investor Shares......        (197,710)       (1,107,280)
   Net realized gain on investments -- Institutional
     Shares.................................................        (482,399)       (2,974,610)
   Net realized gain on investments -- Retail Shares........            (979)               --
                                                                ------------      ------------
     Total distributions to shareholders....................        (681,088)       (4,190,170)
                                                                ------------      ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................      14,246,323        50,886,457
   Sale of shares -- Institutional Shares...................      31,589,599        71,499,287
   Sale of shares -- Retail Shares..........................         202,498                --
   Reinvestment of distributions -- Investor Shares.........         165,563           969,091
   Reinvestment of distributions -- Institutional Shares....         450,952         2,859,307
   Reinvestment of distributions -- Retail Shares...........             978                --
   Redemptions of shares -- Investor Shares.................     (18,218,472)      (13,694,993)
   Redemptions of shares -- Institutional Shares............     (18,914,931)      (15,344,677)
   Redemptions of shares -- Retail Shares...................            (522)               --
                                                                ------------      ------------
     Net increase from capital share transactions...........       9,521,988        97,174,472
                                                                ------------      ------------
     Total increase (decrease) in net assets................     (10,713,501)       91,700,277
                                                                ------------      ------------
NET ASSETS -- END OF PERIOD.................................    $131,763,711      $142,477,212
                                                                ============      ============
Undistributed net investment income.........................    $    192,925      $         --
                                                                ============      ============
                                                                   SHARES            SHARES
CAPITAL SHARE TRANSACTIONS                                    -----------------   ------------
   Sale of shares -- Investor Shares........................         904,139         2,717,346
   Sale of shares -- Institutional Shares...................       2,032,305         3,799,489
   Sale of shares -- Retail Shares..........................          12,590                --
   Reinvestment of distributions -- Investor Shares.........          10,821            54,614
   Reinvestment of distributions -- Institutional Shares....          29,302           159,567
   Reinvestment of distributions -- Retail Shares...........              64                --
   Redemptions of shares -- Investor Shares.................      (1,143,767)         (735,905)
   Redemptions of shares -- Institutional Shares............      (1,193,494)         (829,219)
   Redemptions of shares -- Retail Shares...................             (29)               --
                                                                ------------      ------------
     Net increase in shares.................................         651,931         5,165,892
                                                                ============      ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                   LARGE CAP VALUE FUND
                                                              -------------------------------
                                                                  SIX-MONTH
                                                                PERIOD ENDED      YEAR ENDED
                                                              DECEMBER 31, 2002    JUNE 30,
                                                                 (UNAUDITED)         2002
                                                              -----------------   -----------
NET ASSETS -- BEGINNING OF PERIOD...........................     $ 6,827,572      $ 7,816,926
                                                                 -----------      -----------
OPERATIONS
   Net investment income....................................          12,514            6,586
   Net realized loss from options written...................              --           (5,411)
   Net realized gain (loss) from investments................      (1,272,699)          22,424
   Net change in unrealized appreciation/depreciation of
     investments............................................         540,917       (2,106,436)
                                                                 -----------      -----------
     Net decrease in net assets resulting from operations...        (719,268)      (2,082,837)
                                                                 -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................          (6,568)         (18,551)
                                                                 -----------      -----------
     Total distributions to shareholders....................          (6,568)         (18,551)
                                                                 -----------      -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................         529,263        2,299,445
   Reinvestment of distributions -- Investor Shares.........           5,503           17,928
   Redemptions of shares -- Investor Shares.................        (425,440)      (1,205,339)
                                                                 -----------      -----------
     Net increase from capital share transactions...........         109,326        1,112,034
                                                                 -----------      -----------
     Total decrease in net assets...........................        (616,510)        (989,354)
                                                                 -----------      -----------
NET ASSETS -- END OF PERIOD.................................     $ 6,211,062      $ 6,827,572
                                                                 ===========      ===========
Undistributed net investment income.........................     $    12,509      $     6,563
                                                                 ===========      ===========
                                                                   SHARES           SHARES
CAPITAL SHARE TRANSACTIONS                                    -----------------   -----------
   Sale of shares -- Investor Shares........................          61,890          205,273
   Reinvestment of distributions -- Investor Shares.........             630            1,536
   Redemptions of shares -- Investor Shares.................         (49,628)        (108,216)
                                                                 -----------      -----------
     Net increase in shares.................................          12,892           98,593
                                                                 ===========      ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                               SMALL CAP VALUE FUND -- INVESTOR SHARES
                                         ------------------------------------------------------------------------------------
                                          SIX-MONTH
                                         PERIOD ENDED
                                         DECEMBER 31,    YEAR ENDED    YEAR ENDED   YEAR ENDED   PERIOD ENDED    YEAR ENDED
                                             2002         JUNE 30,      JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                         (UNAUDITED)        2002          2001        2000+        1999(A)+         1998+
                                         ------------   ------------   ----------   ----------   ------------   -------------
Net asset value -- Beginning of
   Period..............................   $   21.00       $  21.93      $  16.26     $  14.94      $  13.61       $   17.68
                                          ---------       --------      --------     --------      --------       ---------
Investment operations:
   Net investment income (loss)........       (0.03)(b)      (0.01)(b)      0.10        (0.13)        (0.02)          (0.06)
   Net realized and unrealized gain
     (loss) on investments.............       (3.90)          0.66          6.40         1.45          1.35           (3.15)
                                          ---------       --------      --------     --------      --------       ---------
Total from investment operations.......       (3.93)          0.65          6.50         1.32          1.33           (3.21)
                                          ---------       --------      --------     --------      --------       ---------
Distributions to shareholders
   From net investment income..........       (0.02)         (0.10)        (0.02)          --            --              --
   From net realized gain on
     investments.......................       (0.62)         (1.48)        (0.81)          --            --           (0.84)
   Return of capital...................          --             --            --           --            --(c)        (0.02)
                                          ---------       --------      --------     --------      --------       ---------
Total distributions to shareholders....       (0.64)         (1.58)        (0.83)          --            --           (0.86)
                                          ---------       --------      --------     --------      --------       ---------
Net asset value -- End of Period.......   $   16.43       $  21.00      $  21.93     $  16.26      $  14.94       $   13.61
                                          =========       ========      ========     ========      ========       =========
Total Return...........................    (18.77)%(d)       3.21%        41.67%        8.84%         9.80%(d)     (18.81)%
Ratios/Supplemental Data(f)
Ratios to average net assets:
   Expenses, including reimbursement/
     waiver............................       1.28%(e)       1.26%         1.28%        1.42%         1.42%(e)        1.38%
   Expenses, excluding reimbursement/
     waiver............................       1.28%(e)       1.26%         1.28%        1.42%         1.46%(e)        1.38%
   Net investment income (loss),
     including reimbursement/waiver....     (0.31)%(e)     (0.05)%         0.66%      (0.88)%       (0.16)%(e)      (0.34)%
Portfolio turnover rate................         37%(d)         61%           90%          96%           64%(d)          57%
Net assets at end of period (000's
  omitted).............................   $ 155,042       $215,820      $134,778     $ 69,351      $ 94,806       $ 130,929

+ Effective November 1, 1999, The CRM Funds -- Small Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund -- CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period October 1, 1998 through June 30, 1999.
(b)The net investment loss per share was calculated using average shares outstanding method.
(c)Less than $0.01 per share.
(d)Not Annualized.
(e)Annualized.
(f)Effective November 1, 1999, the ratios to average net assets include expenses allocated from WT Investment Trust I -- Small Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                                MID CAP VALUE FUND -- INVESTOR SHARES
                                                              ------------------------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED    PERIOD ENDED
                                                                  2002         JUNE 30,       JUNE 30,
                                                              (UNAUDITED)        2002         2001(A)
                                                              ------------   ------------   ------------
Net asset value -- Beginning of Period......................    $  17.85       $  18.15       $ 14.84
                                                                --------       --------       -------
Investment operations
   Net investment income (loss).............................        0.01(b)       (0.04)(b)      0.07
   Net realized and unrealized gain (loss) on investments...       (2.55)          0.92          3.87
                                                                --------       --------       -------
Total from investment operations............................       (2.54)          0.88          3.94
                                                                --------       --------       -------
Distributions to shareholders
   From net investment income...............................          --          (0.03)        (0.06)
   From net realized gain on investments....................       (0.08)         (1.15)        (0.57)
                                                                --------       --------       -------
Total distributions to shareholders.........................       (0.08)         (1.18)        (0.63)
                                                                --------       --------       -------
Net asset value -- End of Period............................    $  15.23       $  17.85       $ 18.15
                                                                ========       ========       =======
Total Return................................................  (14.24)%(c)         4.82%        27.30%(c)
Ratios/Supplemental Data(e)
Ratios to average net assets:
   Expenses, including reimbursement/waiver.................       1.39%(d)       1.37%         1.50%(d)
   Expenses, excluding reimbursement/waiver.................       1.41%(d)       1.43%         1.88%(d)
   Net investment income (loss), including
     reimbursement/waiver...................................       0.13%(d)     (0.25)%         0.31%(d)
Portfolio turnover rate.....................................         75%           143%          163%
Net assets at end of period (000's omitted).................    $ 37,561       $ 48,086       $11,954

(a)For the period September 20, 2000 (inception of Investor Share class) through June 30, 2001.
(b)The net investment income (loss) per share was calculated using average shares outstanding method.
(c)Not annualized.
(d)Annualized.
(e)The ratios to average net assets include expenses allocated from WT Investment Trust I -- Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                     LARGE CAP VALUE FUND -- INVESTOR SHARES
                                ----------------------------------------------------------------------------------
                                 SIX-MONTH
                                PERIOD ENDED
                                DECEMBER 31,   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                    2002        JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                (UNAUDITED)       2002         2001        2000+        1999(B)+       1998(A)+
                                ------------   ----------   ----------   ----------   ------------   -------------
Net asset value -- Beginning
   of Period..................   $    9.50     $   12.60     $ 11.63      $ 12.17       $ 10.02         $ 10.00
                                 ---------     ---------     -------      -------       -------         -------
Investment operations:
   Net investment income......        0.02          0.01        0.03           --(c)       0.06            0.01
   Net realized and unrealized
     gain (loss) on
     investments..............       (1.02)        (3.08)       0.95        (0.37)         2.16            0.01
                                 ---------     ---------     -------      -------       -------         -------
Total from investment
  operations..................       (1.00)        (3.07)       0.98        (0.37)         2.22            0.02
                                 ---------     ---------     -------      -------       -------         -------
Distributions to shareholders
   From net investment
     income...................       (0.01)        (0.03)      (0.01)          --(c)      (0.06)             --
   From net realized gain on
     investments..............          --            --          --        (0.17)        (0.01)             --
                                 ---------     ---------     -------      -------       -------         -------
Total distributions to
  shareholders................       (0.01)        (0.03)      (0.01)       (0.17)        (0.07)             --
                                 ---------     ---------     -------      -------       -------         -------
Net asset value -- End of
  Period......................   $    8.49     $    9.50     $ 12.60      $ 11.63       $ 12.17         $ 10.02
                                 =========     =========     =======      =======       =======         =======
Total Return..................    (10.54)%(d)   (24.42)%       8.43%      (2.85)%        22.16%(d)        0.20%(d)
Ratios/Supplemental Data(f)
Ratios to average net assets:
   Expenses, including
     reimbursement/waiver.....       1.50%(e)      1.50%       1.50%        1.44%         1.50%(e)        1.50%(e)
   Expenses, excluding
     reimbursement/waiver.....       3.01%(e)      2.36%       2.28%        2.35%         1.92%(e)        3.95%(e)
   Net investment income,
     including reimbursement/
     waiver...................       0.42%(e)      0.09%       0.24%        0.05%         0.63%(e)        1.78%(e)
Portfolio turnover rate.......         40%          100%        109%         136%           56%              7%
Net assets at end of period
  (000's omitted).............   $   6,211     $   6,828     $ 7,817      $ 7,941       $30,936         $10,668

+ Effective November 1, 1999, The CRM Funds -- Large Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund -- CRM Large Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period August 25, 1998 (commencement of operations) through September 30, 1998.
(b)For the period October 1, 1998 through June 30, 1999.
(c)Less than $0.01 per share.
(d)Not annualized.
(e)Annualized.
(f)Effective November 1, 1999, the ratios to average net assets include expenses allocated from WT Investment Trust I -- Large Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. CRM Small Cap Value Fund, CRM Mid Cap Value Fund, and CRM Large Cap Value Fund (each a "Fund" and collectively the "Funds") are series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of the Company are contained in separate reports to their shareholders.

   The Funds offer three classes of shares: Investor Shares, Institutional Shares and Retail Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor and Retail Shares are available to all investors and are subject to a shareholder servicing fee. Information regarding the Institutional and Retail Shares is included in a separate shareholder report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Fund (effective November 1, 1999) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Fund. The performance of each Fund is directly affected by the performance of its corresponding Series. As of December 31, 2002, each Fund owned approximately 100% of its respective Series, except for CRM Large Cap Value Fund, which owned approximately 14% of the Large Cap Value Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

   Valuation of Investment in Series. Valuation of each Fund's investment in its respective Series is based on the underlying securities held by the Series. Each Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Fund records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   WT Funds' Board of Trustees has adopted a Shareholder Servicing Plan which allows the Funds to obtain the services of CRM and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, each Fund pays shareholder servicing agents, including CRM, up to 0.25% of the average daily net assets of the Investor Share class of the Fund, attributable to accounts for which they provide shareholder services.

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC") provides administrative and accounting services to the Funds. For its services, RSMC is paid a fee of $3,000 for each Fund and $1,500 for each class of the Fund. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Funds. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Funds. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.50% of each Fund's Investor Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment

--------------------------------------------------------------------------------

                                 THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                             Small Cap     Mid Cap     Large Cap
                                                               Value        Value        Value
                                                               Fund          Fund        Fund
                                                            -----------   ----------   ---------
   Six-Month Period Ended December 31, 2002
   Ordinary income........................................  $ 2,341,980   $       --    $ 6,568
   Long-term capital gains................................    9,276,859      681,088         --
                                                            -----------   ----------    -------
     Total distributions..................................  $11,618,839   $  681,088    $ 6,568
                                                            ===========   ==========    =======
   Year ended June 30, 2002
   Ordinary income........................................  $14,798,814   $3,952,238    $18,551
   Long-term capital gains................................    8,367,548      237,932         --
                                                            -----------   ----------    -------
     Total distributions..................................  $23,166,362   $4,190,170    $18,551
                                                            ===========   ==========    =======

   As of December 31, 2002, the estimated components of accumulated earnings (deficit) on a tax basis were as follows:

                                                       Small Cap       Mid Cap       Large Cap
                                                         Value          Value          Value
                                                          Fund           Fund          Fund
                                                      ------------   ------------   -----------
   Undistributed ordinary income....................  $        (--)  $    192,925   $    12,509
                                                      ------------   ------------   -----------
   Capital loss carryforwards.......................    (5,344,776)   (10,549,507)   (1,768,107)
   Net unrealized depreciation......................   (18,515,446)    (3,354,099)     (409,467)
                                                      ------------   ------------   -----------
     Total accumulated deficit......................  $(23,860,222)  $(13,710,681)  $(2,165,065)
                                                      ============   ============   ===========

   For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. Each Fund's capital loss carryforwards will expire as follows:

                                                          Small Cap      Mid Cap     Large Cap
                                                            Value         Value        Value
                                                             Fund         Fund          Fund
                                                          ----------   -----------   ----------
   6/30/2008............................................          --            --   $  400,862
   6/30/2011............................................  $5,344,776   $10,549,507   $1,367,245

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SEMI-ANNUAL REPORT (UNAUDITED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             (The following should be read in conjunction with the
                         Funds' Financial Statements.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (97.4%)
AEROSPACE (0.5%)
    46,500  DRS Technologies, Inc.*........  $  1,456,845
                                             ------------
COMMUNICATION & BROADCASTING (5.6%)
Broadcast Media (1.6%)
   250,900  Emmis Communications Corp. --
              Class A*(a)..................     5,226,247
                                             ------------
Broadcasting & Publishing (1.6%)
   120,100  Meredith Corp.(a)..............     4,937,311
                                             ------------
Cable & Other Pay Television Services
  (1.4%)
   351,500  Insight Communications Co.,
              Inc.*........................     4,351,570
                                             ------------
Telecommunications (1.0%)
   261,400  Airgate PCS, Inc.*.............       162,068
   505,000  Lightbridge, Inc.*.............     3,105,750
                                             ------------
                                                3,267,818
                                             ------------
                                               17,782,946
                                             ------------
COMPUTER SERVICES (7.4%)
    30,600  Documentum Inc.*(a)............       479,196
   686,800  Insight Enterprises, Inc.*.....     5,707,308
 1,604,400  Quantum Corp.*.................     4,283,748
 2,186,200  SkillSoft PLC -- Sponsored
              ADR*.........................     6,012,050
   437,900  Systems & Computer Technology
              Corp. .......................     3,765,940
   524,000  Transaction Systems Architects,
              Inc.*........................     3,406,000
                                             ------------
                                               23,654,242
                                             ------------
ELECTRIC, GAS, WATER, & UTILITIES (0.3%)
   110,100  Westar Energy, Inc. ...........     1,089,990
                                             ------------
ENTERTAINMENT & LEISURE (2.7%)
   252,700  AMC Entertainment, Inc.*.......     2,236,395
   488,700  THQ, Inc.(a)...................     6,475,275
                                             ------------
                                                8,711,670
                                             ------------
FINANCE & INSURANCE (13.0%)
Insurance Carriers (6.7%)
   270,300  AmerUs Group Co.(a)............     7,641,381
    58,600  Everest Re Group, Ltd.*........     3,240,580
   313,200  First American Corp. ..........     6,953,040
   272,400  Hub International, Ltd. .......     3,494,892
                                             ------------
                                               21,329,893
                                             ------------
Leasing (1.6%)
   223,100  GATX Corp.(a)..................     5,091,142
                                             ------------
Savings, Credit, & Other Financial Institutions (3.6%)
   455,500  AmeriCredit Corp.*(a)..........     3,525,570
   273,522  New York Community Bancorp,
              Inc.(a)......................     7,899,315
                                             ------------
                                               11,424,885
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
FINANCE & INSURANCE (CONTINUED)
State & National Banks (1.1%)
   133,700  Community First Bankshares,
              Inc. ........................  $  3,537,702
                                             ------------
                                               41,383,622
                                             ------------
HEALTHCARE (9.1%)
   410,100  Apria Healthcare Group,
              Inc.*(a).....................     9,120,624
   213,600  Edwards Lifesciences Corp.*....     5,440,392
   143,300  Haemonetics Corp.*.............     3,075,218
   664,060  TLC Vision Corp.*..............       717,185
   705,900  Viasys Healthcare, Inc. .......    10,510,851
                                             ------------
                                               28,864,270
                                             ------------
MANUFACTURING (22.9%)
Auto Parts & Equipment (1.4%)
   135,500  Lear Corp.*(a).................     4,509,440
                                             ------------
Chemical & Allied Products (0.7%)
   594,600  Solutia, Inc. .................     2,158,398
                                             ------------
Diversified-Manufacturing Industries (2.6%)
    89,400  ESCO Technologies, Inc.*.......     3,307,800
    49,600  Mascotech, Inc. Escrow*........             0
   134,000  Roper Industries, Inc.*(a).....     4,904,400
                                             ------------
                                                8,212,200
                                             ------------
Electrical Equipment (1.8%)
   106,900  EMCOR Group, Inc.*(a)..........     5,666,769
                                             ------------
Electronics (2.1%)
   386,300  Thomas & Betts Corp.*..........     6,528,470
                                             ------------
Food & Beverage (4.1%)
   430,800  Chiquita Brands International,
              Inc.*........................     5,712,408
   206,000  Interstate Bakeries Corp. .....     3,141,500
   160,100  Ralcorp Holdings, Inc.*........     4,024,914
                                             ------------
                                               12,878,822
                                             ------------
Machine Tools (4.2%)
   257,200  Kennametal, Inc. ..............     8,868,256
   149,900  Snap-On, Inc.(a)...............     4,213,689
                                             ------------
                                               13,081,945
                                             ------------
Machinery & Heavy Equipment (1.7%)
   496,700  Terex Corp.*...................     5,533,238
                                             ------------
Miscellaneous Plastic Products (1.6%)
   252,600  Spartech Corp. ................     5,211,138
                                             ------------
Pharmaceutical Preparations (1.9%)
   517,800  Alpharma, Inc.*................     6,166,998
                                             ------------
Semiconductors (0.8%)
   140,600  ATMI, Inc.*....................     2,603,912
                                             ------------
                                               72,551,330
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
OIL & GAS (1.0%)
Oil & Gas Exploration (0.4%)
   100,700  Nuevo Energy Co.*..............  $  1,117,770
                                             ------------
Oil Field Machinery & Equipment (0.6%)
    99,600  FMC Technologies, Inc.*........     2,034,828
                                             ------------
                                                3,152,598
                                             ------------
REAL ESTATE INVESTMENT TRUSTS (3.0%)
   841,200  Ventas, Inc. ..................     9,631,740
                                             ------------
SERVICES (17.4%)
Advertising (2.1%)
   228,000  R.H. Donnelley Corp.*..........     6,682,680
                                             ------------
Business Services (6.8%)
   426,900  American Management Systems,
              Inc.*........................     5,118,531
   395,300  Forrester Research, Inc.*......     6,154,821
   402,200  Moore Corp., Ltd.*.............     3,660,020
   301,300  Watson Wyatt & Company
              Holdings.....................     6,553,275
                                             ------------
                                               21,486,647
                                             ------------
Commercial Services (5.2%)
   501,900  Interactive Data Corp.*........     6,901,125
   694,900  Teletech Holdings, Inc.*.......     5,044,974
   418,100  United Rentals, Inc.*..........     4,498,756
                                             ------------
                                               16,444,855
                                             ------------
Hotels, Other Lodging Places (1.8%)
   712,500  Prime Hospitality Corp.*.......     5,806,875
                                             ------------
Sanitary Services (1.5%)
   538,893  Casella Waste Systems, Inc.*...     4,790,759
                                             ------------
                                               55,211,816
                                             ------------
TRANSPORTATION (2.7%)
Airlines (1.7%)
   418,700  Skywest, Inc. .................     5,472,409
                                             ------------
Railroads (1.0%)
   434,000  RailAmerica, Inc.*.............     3,111,780
                                             ------------
                                                8,584,189
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
WHOLESALE & RETAIL TRADE (11.8%)
Business Equipment & Services (1.4%)
   155,600  United Stationers, Inc.*.......  $  4,481,436
                                             ------------
Retail Apparel & Accessory Stores (2.9%)
    32,700  Kenneth Cole Productions,
              Inc.*........................       663,810
   185,900  Quicksilver, Inc.*.............     4,956,094
   371,400  Tommy Hilfiger Corp. ..........     2,581,230
   265,000  United Retail Group, Inc.*.....       742,000
                                             ------------
                                                8,943,134
                                             ------------
Retail Eating & Drinking Places (2.3%)
   339,300  Landry's Restaurants, Inc. ....     7,206,732
                                             ------------
Specialty Retail Stores (4.0%)
   322,700  Central Garden & Pet Co.*......     5,973,177
   340,100  School Specialty, Inc. ........     6,795,198
                                             ------------
                                               12,768,375
                                             ------------
Wholesale-Industrial Supplies (1.2%)
   145,200  Hughes Supply, Inc. ...........     3,966,864
                                             ------------
                                               37,366,541
                                             ------------
TOTAL COMMON STOCK
  (COST $327,957,324)......................   309,441,799
                                             ------------
SHORT-TERM INVESTMENTS (2.6%)
 4,119,674  Temp Cash -- Main..............     4,119,674
 4,119,675  Temp Fund -- Main..............     4,119,675
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $8,239,349)........................     8,239,349
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $336,196,673)+.....................  $317,681,148
                                             ============
SECURITIES LENDING COLLATERAL
Short-Term Investments Held as Collateral
  for Loaned Securities (Note 5)
  (COST $39,390,198).......................  $ 39,390,198
                                             ============

ADR  American Depository Receipt.
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes. At December 31, 2002, net unrealized depreciation was $18,515,525. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $35,470,267, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $53,985,792.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (91.6%)
AEROSPACE & DEFENSE (1.6%)
    47,500  L-3 Communications Holdings,
              Inc.*(a).....................  $  2,133,225
                                             ------------
COMMUNICATION & BROADCASTING (6.8%)
   165,539  Cablevision Systems Corp. --
              Class A*(a)..................     2,771,123
    89,000  Cox Communications, Inc. --
              Class A*(a)..................     2,527,600
   611,000  Gemstar-TV Guide International,
              Inc.*........................     1,985,750
    32,900  Media General, Inc. ...........     1,972,355
                                             ------------
                                                9,256,828
                                             ------------
CONSUMER PRODUCTS (4.9%)
    32,600  Avery Dennison Corp. ..........     1,991,208
    36,800  Avon Products, Inc.(a).........     1,982,416
   116,400  Hormel Foods Corp.(a)..........     2,715,612
                                             ------------
                                                6,689,236
                                             ------------
ELECTRIC, GAS, WATER, & UTILITIES (4.0%)
   204,500  PG&E Corp.*(a).................     2,842,550
    76,700  PP&L Corp. ....................     2,659,956
                                             ------------
                                                5,502,506
                                             ------------
ENTERTAINMENT & LEISURE (0.5%)
     8,900  International Game
              Technology*..................       675,688
                                             ------------
FINANCE & INSURANCE (21.5%)
Diversified REITS (2.7%)
   131,400  iStar Financial, Inc. .........     3,685,770
                                             ------------
Insurance Agents, Brokers, & Services (4.0%)
    42,800  MBIA, Inc. ....................     1,877,208
   124,900  Willis Group Holdings, Ltd.*...     3,580,883
                                             ------------
                                                5,458,091
                                             ------------
Insurance Carriers (3.1%)
    76,700  Everest Re Group, Ltd. ........     4,241,510
                                             ------------
Investment Advice (1.9%)
    76,900  Federated Investors, Inc. --
              Class B......................     1,950,953
24,200....  T Rowe Price Group, Inc. ......       660,176
                                             ------------
                                                2,611,129
                                             ------------
Savings, Credit, & Other Financial Institutions (5.4%)
   120,859  Charter One Financial, Inc. ...     3,472,279
    25,600  M&T Bank Corporation...........     2,031,360
    55,350  Washington Mutual, Inc.(a).....     1,911,236
                                             ------------
                                                7,414,875
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
FINANCE & INSURANCE (CONTINUED)
State & National Banks (4.4%)
    98,500  North Fork Bancorporation,
              Inc.(a)......................  $  3,323,390
    65,700  PNC Financial Services
              Group(a).....................     2,752,830
                                             ------------
                                                6,076,220
                                             ------------
                                               29,487,595
                                             ------------
HEALTHCARE (6.4%)
    57,600  C.R. Bard, Inc. ...............     3,340,800
    32,100  Hillenbrand Industries,
              Inc. ........................     1,550,751
    27,000  Invitrogen Corp.*(a)...........       844,830
    42,800  Wellpoint Health Networks,
              Inc.*(a).....................     3,045,648
                                             ------------
                                                8,782,029
                                             ------------
MANUFACTURING (8.2%)
Building Materials & Components (1.5%)
   204,500  Royal Group Technologies,
              Ltd.*........................     1,989,785
                                             ------------
Chemical & Allied Products (3.6%)
    65,700  Air Products & Chemicals,
              Inc. ........................     2,808,675
    39,900  PPG Industries, Inc.(a)........     2,000,985
                                             ------------
                                                4,809,660
                                             ------------
Diversified-Manufacturing Industries (2.4%)
    18,300  Cooper Industries, Inc.*.......       667,035
   109,500  MeadWestvaco Corp. ............     2,705,745
                                             ------------
                                                3,372,780
                                             ------------
Precision Instruments & Medical Supplies (0.7%)
    34,500  Beckman Coulter, Inc.(a).......     1,018,440
                                             ------------
                                               11,190,665
                                             ------------
MINING (0.2%)
    11,900  CONSOL Energy, Inc. ...........       205,632
                                             ------------
OIL & GAS (4.0%)
    84,600  EnCana Corp.(a)................     2,631,060
    88,216  Kinder Morgan Management,
              LLC.*........................     2,786,743
                                             ------------
                                                5,417,803
                                             ------------
SERVICES (21.3%)
Business Services (15.0%)
   196,000  Accenture Ltd.*................     3,526,040
   241,400  Cendant Corp.*(a)..............     2,529,872
    60,000  Certegy, Inc.*.................     1,473,000
    48,600  Dun & Bradstreet Corp.*........     1,676,214
   408,900  IKON Office Solutions,
              Inc.(a)......................     2,923,635
    61,800  Manpower, Inc.(a)..............     1,971,420
   297,500  Moore Corp., Ltd.*.............     2,707,250
   221,400  SkillSoft PLC -- Sponsored
              ADR*.........................       608,850
   146,300  Viad Corp. ....................     3,269,805
                                             ------------
                                               20,686,086
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SERVICES (CONTINUED)
Commercial Services (3.3%)
   189,900  Aramark Corp. -- Class B*......  $  4,462,650
                                             ------------
Printing & Publishing (3.0%)
    32,300  McGraw-Hill Cos., Inc. ........     1,952,212
    89,200  Wiley, John & Sons, Inc. --
              Class A......................     2,141,692
                                             ------------
                                                4,093,904
                                             ------------
                                               29,242,640
                                             ------------
TECHNOLOGY (2.8%)
    35,500  Amphenol Corp.*(a).............     1,349,000
    87,600  Computer Associates
              International, Inc.(a).......     1,182,600
    47,500  Tech Data Corp. ...............     1,280,600
                                             ------------
                                                3,812,200
                                             ------------
TRANSPORTATION (1.5%)
Railroads (1.5%)
    33,700  Union Pacific Corp.(a).........     2,017,619
                                             ------------
WHOLESALE & RETAIL TRADE (7.9%)
Specialty Retail Stores (7.9%)
    91,300  AFC Enterprises, Inc.*.........     1,918,213
    53,700  Advance Auto Parts, Inc.*(a)...     2,625,930
   104,300  AutoNation, Inc.*(a)...........     1,310,008
   171,400  Big Lots, Inc.*................     2,267,622
   109,100  Dollar Tree Stores, Inc.*(a)...     2,680,587
                                             ------------
                                               10,802,360
                                             ------------
TOTAL COMMON STOCK
  (COST $128,570,171)......................   125,216,026
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SHORT-TERM INVESTMENTS (4.7%)
 3,207,762  Temp Cash -- Main..............  $  3,207,762
 3,207,762  Temp Fund -- Main..............     3,207,762
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $6,415,524)........................     6,415,524
                                             ------------
   PAR
----------
U.S. TREASURY OBLIGATIONS (3.7%)
$5,000,000  U.S. Treasury Bills, 1.12%, 01/02/03
  (COST $4,999,844)........................     4,999,844
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $139,985,539)+.....................  $136,631,394
                                             ============
SECURITY LENDING COLLATERAL
Short-Term Investments Held as Collateral
  for Loaned Securities (Note 5)
  (COST $36,511,748).......................  $ 36,511,748
                                             ============

ADR  American Depository Receipt.
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes. At December 31, 2002, net unrealized depreciation was $3,354,145. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $6,665,956, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $10,020,101.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
LARGE CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
COMMON STOCK (90.1%)
AEROSPACE & DEFENSE (3.7%)
    12,300  General Dynamics Corp. .........  $   976,251
    27,200  Honeywell International,
              Inc.(a).......................      652,800
                                              -----------
                                                1,629,051
                                              -----------
COMMUNICATION & BROADCASTING (14.6%)
    72,000  AOL Time Warner, Inc.*..........      943,200
    60,300  Cablevision Systems New York
              Group -- Class A*(a)..........    1,009,422
    83,876  Liberty Media Corp. -- Class
              A*............................      749,851
    62,200  News Corp., Ltd., ADR -- Class
              A(a)..........................    1,408,830
    71,500  Nextel Communications,
              Inc.*(a)......................      825,825
    28,000  Verizon Communications, Inc. ...    1,085,000
    11,400  Viacom, Inc. -- Class B*........      464,664
                                              -----------
                                                6,486,792
                                              -----------
COMPUTER SERVICES & SOFTWARE (3.0%)
    33,500  Automatic Data Processing,
              Inc. .........................    1,314,875
                                              -----------
ELECTRIC, GAS & WATER UTILITIES (1.3%)
    10,800  Exelon Corp. ...................      569,916
                                              -----------
ENTERTAINMENT & LEISURE (2.5%)
    66,600  The Walt Disney Co. ............    1,086,246
                                              -----------
FINANCE & INSURANCE (23.8%)
Insurance Carriers (11.3%)
    15,200  AMBAC Financial Group, Inc. ....      854,848
    17,700  Chubb Corp.(a)..................      923,940
    28,800  Everest Re Group, Ltd. .........    1,592,641
    17,700  Hartford Financial Services
              Group, Inc.(a)................      804,111
    27,500  Lincoln National Corp. .........      868,450
                                              -----------
                                                5,043,990
                                              -----------
Savings, Credit, & Other Financial Institutions (6.2%)
    26,255  Charter One Financial, Inc. ....      754,306
     7,900  Fannie Mae......................      508,207
    44,000  Washington Mutual, Inc.(a)......    1,519,320
                                              -----------
                                                2,781,833
                                              -----------
Security & Commodity Brokers, Dealers, & Services (2.4%)
    26,100  Morgan Stanley..................    1,041,912
                                              -----------
State & National Banks (3.9%)
    18,200  North Fork Bancorporation,
              Inc.(a).......................      614,068
    26,300  PNC Financial Services Group....    1,101,970
                                              -----------
                                                1,716,038
                                              -----------
                                               10,583,773
                                              -----------
HEALTHCARE (2.8%)
    17,700  Wellpoint Health Networks,
              Inc.*(a)......................    1,259,532
                                              -----------

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
MANUFACTURING (17.9%)
Chemical & Allied Products (3.2%)
    47,700  Dow Chemical Co. ...............  $ 1,416,690
                                              -----------
Food & Beverage (2.9%)
    32,700  Kraft Foods, Inc. -- Class
              A(a)..........................    1,273,011
                                              -----------
Pharmaceutical Preparations (8.2%)
    34,000  Abbott Laboratories.............    1,360,000
    40,200  Bristol-Meyers Squibb Co. ......      930,630
    23,300  Merck & Co., Inc. ..............    1,319,013
                                              -----------
                                                3,609,643
                                              -----------
Semiconductors (1.0%)
    30,100  Texas Instruments, Inc. ........      451,801
                                              -----------
Tobacco (2.6%)
    28,900  Philip Morris Cos., Inc. .......    1,171,317
                                              -----------
                                                7,922,462
                                              -----------
OIL & GAS (9.5%)
    14,600  ChevronTexaco Corp. ............      970,608
    35,120  EnCana Corp. ...................    1,092,232
    30,700  Exxon Mobil Corp. ..............    1,072,658
    57,500  Halliburton Co.*................    1,075,825
                                              -----------
                                                4,211,323
                                              -----------
SERVICES (2.7%)
Business Services (1.2%)
    28,600  Accenture Ltd.*.................      514,514
                                              -----------
Printing & Publishing (1.5%)
    11,500  McGraw-Hill Cos., Inc. .........      695,060
                                              -----------
                                                1,209,574
                                              -----------
TECHNOLOGY (3.7%)
Computers & Office Equipment (1.8%)
    45,900  Hewlett-Packard Co. ............      796,824
                                              -----------
Telecommunications Equipment (1.9%)
    96,900  Motorola, Inc.(a)...............      838,184
                                              -----------
                                                1,635,008
                                              -----------
TRANSPORTATION (2.1%)
Railroad (2.1%)
    15,300  Union Pacific Corp.(a)..........      916,011
                                              -----------
WHOLESALE & RETAIL TRADE (2.5%)
Retail Department Stores (1.4%)
    21,800  Target Corp.....................      654,000
                                              -----------
Retail Eating & Drinking Places (1.1%)
    19,300  Yum! Brands, Inc.*..............      467,446
                                              -----------
                                                1,121,446
                                              -----------
TOTAL COMMON STOCK
  (COST $43,349,340)........................   39,946,009
                                              -----------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
LARGE CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
SHORT-TERM INVESTMENTS (4.7%)
 2,082,558  Temp Cash Fund -- Dollar Series
  (COST $2,082,558).........................  $ 2,082,558
                                              -----------
   PAR
----------
U.S. TREASURY OBLIGATIONS (5.2%)
$2,300,000  U.S. Treasury Bills, 1.03%,
              01/09/03
  (COST $2,299,476).........................    2,299,476
                                              -----------
TOTAL INVESTMENTS (100.0%)
  (COST $47,731,374)+.......................  $44,328,043
                                              ===========
SECURITIES LENDING COLLATERAL
  Short-Term Investments Held as Collateral
    for Loaned Securities (Note 5)
    (COST $7,955,210).......................  $ 7,955,210
                                              ===========

ADR  American Depository Receipt
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes. At December 31, 2002, net unrealized depreciation was $3,403,331. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $2,003,173, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $5,406,504.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP       LARGE CAP
                                                              VALUE SERIES   VALUE SERIES   VALUE SERIES
                                                              ------------   ------------   ------------
ASSETS
  Investments
    Investments, at cost....................................  $336,196,673   $139,985,539   $47,731,374
    Net unrealized depreciation.............................   (18,515,525)    (3,354,145)   (3,403,331)
                                                              ------------   ------------   -----------
  Total investments, at value...............................   317,681,148    136,631,394    44,328,043
  Securities lending collateral.............................    39,390,198     36,511,748     7,955,210
  Receivable for securities sold............................     1,058,440      1,161,214            --
  Receivable for Contributions..............................       482,000        182,703        75,000
  Interest and dividends receivable.........................       367,959        116,450        87,009
                                                              ------------   ------------   -----------
Total assets................................................   358,979,745    174,603,509    52,445,262
                                                              ------------   ------------   -----------
LIABILITIES
  Obligation to return securities lending collateral........    39,390,198     36,511,748     7,955,210
  Payable for securities purchased..........................       832,907      5,356,559            --
  Payable for Withdrawals...................................       904,871        842,687        27,002
  Accrued management fee....................................       204,601         84,310        21,712
  Other accrued expenses....................................        50,192         24,404        17,812
                                                              ------------   ------------   -----------
Total liabilities...........................................    41,382,769     42,819,708     8,021,736
                                                              ------------   ------------   -----------
NET ASSETS..................................................  $317,596,976   $131,783,801   $44,423,526
                                                              ============   ============   ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP       LARGE CAP
                                                              VALUE SERIES   VALUE SERIES   VALUE SERIES
                                                              ------------   ------------   ------------
INVESTMENT INCOME
   Dividends................................................  $  1,548,633   $    835,336   $    444,812
   Interest.................................................        66,891         93,310          9,834
   Securities lending.......................................        25,933         26,109          9,878
                                                              ------------   ------------   ------------
Total investment income.....................................     1,641,457        954,755        464,524
                                                              ------------   ------------   ------------
EXPENSES
   Investment advisory fees.................................     1,266,741        472,216        133,707
   Administration and accounting fees.......................       165,102         61,385         23,770
   Professional services....................................        10,526          7,180         11,296
   Custody fees.............................................        38,489         25,950          8,999
   Trustee fees and expenses................................         3,079          2,473          2,370
   Miscellaneous............................................         3,156          2,367          1,769
                                                              ------------   ------------   ------------
Total expenses..............................................     1,487,093        571,571        181,911
                                                              ------------   ------------   ------------
NET INVESTMENT INCOME.......................................       154,364        383,184        282,613
                                                              ------------   ------------   ------------
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS
   Net realized loss from investments.......................    (3,644,547)   (10,192,771)   (11,020,625)
   Net change in unrealized appreciation/depreciation of
     investments............................................   (73,403,406)    (9,554,851)     4,857,771
                                                              ------------   ------------   ------------
Net realized and unrealized loss on investments.............   (77,047,953)   (19,747,622)    (6,162,854)
                                                              ------------   ------------   ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.................................  $(76,893,589)  $(19,364,438)  $ (5,880,241)
                                                              ============   ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 SMALL CAP VALUE SERIES
                                                              -----------------------------
                                                                SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,     YEAR ENDED
                                                                  2002          JUNE 30,
                                                               (UNAUDITED)        2002
                                                              -------------   -------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $ 413,987,201   $ 298,121,714
                                                              -------------   -------------
OPERATIONS
   Net investment income....................................        154,364       1,143,856
   Net realized gain (loss) from investments................     (3,644,547)     17,231,310
   Net change in unrealized appreciation/depreciation of
     investments............................................    (73,403,406)    (10,033,617)
                                                              -------------   -------------
     Net increase (decrease) in net assets resulting from
      operations............................................    (76,893,589)      8,341,549
                                                              -------------   -------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................     83,183,856     296,560,089
   Withdrawals..............................................   (102,680,492)   (189,036,151)
                                                              -------------   -------------
     Net increase (decrease) in net assets resulting from
      transactions in beneficial interests..................    (19,496,636)    107,523,938
                                                              -------------   -------------
     Total increase (decrease) in net assets................    (96,390,225)    115,865,487
                                                              -------------   -------------
NET ASSETS -- END OF PERIOD.................................  $ 317,596,976   $ 413,987,201
                                                              =============   =============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 MID CAP VALUE SERIES
                                                              ---------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2002         JUNE 30,
                                                              (UNAUDITED)        2002
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $142,494,525   $ 50,782,808
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       383,184        199,954
   Net realized gain (loss) from investments................   (10,192,771)       395,413
   Net change in unrealized appreciation/depreciation of
     investments............................................    (9,554,851)    (1,628,044)
                                                              ------------   ------------
     Net decrease in net assets resulting from operations...   (19,364,438)    (1,032,677)
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................    46,039,976    122,371,483
   Withdrawals..............................................   (37,386,262)   (29,627,089)
                                                              ------------   ------------
     Net increase in net assets resulting from transactions
      in beneficial interests...............................     8,653,714     92,744,394
                                                              ------------   ------------
     Total increase (decrease) in net assets................   (10,710,724)    91,711,717
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $131,783,801   $142,494,525
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                LARGE CAP VALUE SERIES
                                                              ---------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2002         JUNE 30,
                                                              (UNAUDITED)        2002
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $ 58,911,376   $ 90,141,811
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       282,613        669,410
   Net realized loss from investments.......................   (11,020,625)      (751,544)
   Net realized loss from options written...................            --        (61,303)
   Net change in unrealized appreciation/depreciation of
     investments............................................     4,857,771    (19,184,514)
                                                              ------------   ------------
     Net decrease in net assets resulting from operations...    (5,880,241)   (19,327,951)
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................     4,000,977     21,419,469
   Withdrawals..............................................   (12,608,586)   (33,321,953)
                                                              ------------   ------------
     Net decrease in net assets resulting from transactions
      in beneficial interests...............................    (8,607,609)   (11,902,484)
                                                              ------------   ------------
     Total decrease in net assets...........................   (14,487,850)   (31,230,435)
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $ 44,423,526   $ 58,911,376
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE TRUST. Small Cap Value Series, Mid Cap Value Series and Large Cap Value Series (each a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to each of the Series. For its services, CRM receives a fee from Small Cap Value Series and Mid Cap Value Series as follows: .75% up to $1 billion; .70% of next $1 billion; and .65% in excess of $2 billion of the average daily net assets of each Series. For its services to Large Cap Value Series, CRM receives a fee as follows:
   .55% up to $1 billion; .50% of the next $1 billion; and .45% in excess of $2 billion of the average daily net assets of the Series.

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of each Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   annual operating expenses to not more than 1.15% of average daily net assets. This undertaking will remain in place until November 1, 2010.

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC") provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of CRM, serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. LINE OF CREDIT. The Series, along with certain other series of the Trust, participates in a $15,000,000 Credit Agreement, which expires December 31, 2003. The Credit Agreement is to be used for temporary or emergency needs, including withdrawals from the Series. No amounts were outstanding at December 31, 2002, or at any time during the period. No commitment fees are imposed under the Credit Agreement.

5. SECURITIES LENDING AGREEMENT. Each of the Series may lend its securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

   At December 31, 2002, the market value of securities on loan for the Small Cap Value, Mid Cap Value and Large Cap Value Series was $40,415,599, $37,994,568 and $8,037,277, respectively, and the market value of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   the related collateral was $39,390,198, $36,511,748 and $7,955,210, respectively. The securities on loan were collateralized by the following:

                                                  Small Cap Value   Mid Cap Value    Large Cap Value
                                                  ---------------   --------------   ---------------
   American Express FRN, 1.42% due 12/12/03.....  $           --    $ 1,896,924.50    $  100,118.41
   Blackrock Institutional Money Market Trust,
     1.43% due 1/2/03...........................   28,085,194.30     15,456,902.97     4,796,785.24
   Bear Stearns FRN, 1.90% due 1/16/03..........    1,741,270.84      5,285,490.02               --
   Bear Stearns FRN, 1.93% due 1/15/03..........    3,518,562.07      1,137,669.36               --
   Credit Suisse TD, 1.75% due 1/2/03...........    3,281,669.08                --       397,239.55
   Concorde Minute CP, 1.40% due 1/16/03........              --      2,385,144.25     1,237,343.67
   Crown Point CP, 1.38% due 1/8/03.............              --        687,959.05               --
   Crown Point CP, 1.39% due 1/10/03............              --      1,623,470.70       685,164.64
   Dresdner Bank FRN, 1.775% due 10/06/03.......              --                --       371,250.25
   Lexington Parker CP, 1.39% due 1/15/03.......              --      1,121,438.11               --
   Merrill Lynch MTN, 1.38% due 1/27/03.........      751,106.12                --               --
   Merrill Lynch MTN, 1.44% due 1/30/03.........              --        554,380.23               --
   Morgan Stanley FRN, 1.955% due 4/15/03.......    1,048,817.17                --               --
   Mortgage Interest CP, 1.42% due 1/13/03......              --      3,183,893.30               --
   National City FRN, 1.58625% due 11/10/03.....              --      1,385,662.24               --
   Royal Bank of Canada TD, 1.22% due 1/02/03...      625,093.68      1,082,108.01       269,791.74
   UBS Warburg Repo, 1.11% due 1/2/03...........      338,484.67        710,705.06        97,516.43
                                                  --------------    --------------    -------------
                                                  $39,390,197.93    $36,511,747.80    $7,955,209.93
                                                  ==============    ==============    =============

6. INVESTMENT SECURITIES TRANSACTIONS. During the six-month period ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                       Small Cap       Mid Cap       Large Cap
                                                      Value Series   Value Series   Value Series
                                                      ------------   ------------   ------------
   Purchases........................................  $123,183,001   $103,376,070   $18,813,754
   Sales............................................   125,195,581     89,179,491    30,370,736

7. OPTIONS. Options normally entitle the holder to purchase specified securities at a predetermined price during a specific period. The writer of an option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument or, in the case of an index option, a notional index amount at a specified price within a specified period of time. Certain options, including options on indexes, will require cash settlement by the Series if the option is exercised.

   Transactions in written options for the year ended June 30, 2002, were as follows:

                                                                 AMOUNT OF    NUMBER OF
                                                                 PREMIUMS     CONTRACTS
                                                                 ---------    ---------
   Large Cap Value: Written Options
   Outstanding at 6/30/01......................................  $     --         --
   Options written.............................................   134,895        500
   Options expired.............................................   (13,299)      (100)
   Options exercised...........................................   (55,048)      (150)
   Options closed..............................................   (66,548)      (250)
                                                                 --------       ----
   Outstanding at 6/30/02......................................  $     --         --
                                                                 ========       ====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS.

                                             Six-Month                                       For the Period
                                           Period Ended                                       November 1,
                                           December 31,       For the Fiscal Years Ended        1999(1)
                                               2002          -----------------------------      through
                                            (Unaudited)      June 30, 2002   June 30, 2001   June 30, 2000
                                           -------------     -------------   -------------   --------------
   Small Cap Value Series
   Total Return..........................  (18.62)%**            3.46%           42.27%          19.70%**
   Ratios to Average Net Assets:
     Expenses............................       0.88%*           0.88%            0.90%           0.87%*
     Net investment income (loss)........       0.09%*           0.33%            1.05%          (0.32)%*
   Portfolio Turnover Rate...............         37%**            61%              90%             65%**

                                             Six-Month                                       For the Period
                                           Period Ended                                       November 1,
                                           December 31,       For the Fiscal Years Ended        1999(1)
                                               2002          -----------------------------      through
                                            (Unaudited)      June 30, 2002   June 30, 2001   June 30, 2000
                                           -------------     -------------   -------------   --------------
   Mid Cap Value Series
   Total Return..........................  (13.96)%**            5.27%           43.18%          37.80%**
   Ratios to Average Net Assets:
     Expenses............................       0.91%*           0.92%            0.99%           1.10%*
     Net investment income...............       0.61%*           0.24%            0.82%           0.52%*
   Portfolio Turnover Rate...............         75%**           143%             163%            202%**

                                             Six-Month                                       For the Period
                                           Period Ended                                       November 1,
                                           December 31,       For the Fiscal Years Ended        1999(1)
                                               2002          -----------------------------      through
                                            (Unaudited)      June 30, 2002   June 30, 2001   June 30, 2000
                                           -------------     -------------   -------------   --------------
   Large Cap Value Series
   Total Return..........................  (10.21)%**           (23.81)%         9.38%           18.70%**
   Ratios to Average Net Assets:
     Expenses............................       0.75%*            0.71%          0.72%            0.69%*
     Net investment income...............       1.16%*            0.86%          1.01%            0.82%*
   Portfolio Turnover Rate...............         40%**            100%           109%             110%**

---------------
(1) Commencement of operations.
 *  Annualized.
 ** Not Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless otherwise indicated, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information of the Fund contains additional information about the Trustees of the Fund Complex and is available, without charge, upon request, by calling (800) CRM-2883.

INTERESTED TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment          40         Rodney Square
Date of Birth: 2/49        President and    death, resignation   Officer of                           Management
                           Chairman of      or removal.          Wilmington Trust                     Corporation
                           the Board        Trustee, President   Company since                        (registered
                                            and Chairman of the  February 1996.                       investment
                                            Board since October                                       adviser)
                                            1998.

WILLIAM P. RICHARDS,       Trustee          Shall serve until    Managing Director         40         None
JR.(2)                                      death, resignation   and President,
100 Wilshire Boulevard                      or removal. Trustee  Roxbury Capital
Suite 600                                   since October 1999.  Management LLC
Santa Monica, CA 90401                                           since 1998. Prior
Date of Birth: 11/36                                             to 1998, Principal,
                                                                 Roger Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD           Trustee          Shall serve until    Founder and co-           40         None
Date of Birth: 3/44                         death, resignation   manages, R. H.
                                            or removal.          Arnold & Co., Inc.
                                            Trustee since        (investment banking
                                            May 1997.            company) since
                                                                 1989.

ERIC BRUCKER               Trustee          Shall serve until    Dean, School of           40         None
Date of Birth: 12/41                        death, resignation   Business
                                            or removal.          Administration of
                                            Trustee since        Widener University
                                            October 1999.        since July 2001.
                                                                 Prior to that,
                                                                 Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001 and Dean,
                                                                 School of
                                                                 Management at the
                                                                 University of
                                                                 Michigan prior to
                                                                 September 1998.

NICHOLAS A. GIORDANO       Trustee          Shall serve until    Consultant,               40         Kalmar Pooled
Date of Birth: 3/43                         death, resignation   financial services                   Investment
                                            or removal.          organizations from                   Trust;
                                            Trustee since        1997 to present;                     Independence
                                            October 1998.        Interim President,                   Blue Cross;
                                                                 LaSalle University                   Fotoball, U.S.A.
                                                                 from 1998 to 1999;                   (sporting and
                                                                 President and Chief                  athletics goods
                                                                 Executive Officer,                   manufacturer);
                                                                 Philadelphia Stock                   DaisyTek
                                                                 Exchange from 1981                   International
                                                                 to 1997.                             (wholesale paper
                                                                                                      and paper
                                                                                                      products); Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN JR.            Trustee          Shall serve until    Self-employed             40         Manville
Date of Birth: 5/35                         death, resignation   financial                            Personal Injury
                                            or removal. Trustee  consultant since                     Settlement Trust
                                            since October 1999.  1991.

CLEMENT C. MOORE, II       Trustee          Shall serve until    Managing Partner,         40         None
Date of Birth: 9/44                         death, resignation   Mariemont Holdings,
                                            or removal. Trustee  LLC, (real estate
                                            since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN           Trustee          Shall serve until    Retired since 1993.       40         St. Joe Paper
Date of Birth: 5/32                         death, resignation                                        Co.
                                            or removal. Trustee
                                            since October 1999.

MARK A. SARGENT            Trustee          Shall serve until    Dean and Professor        40         St. Thomas More
Date of Birth: 4/51                         death, resignation   of Law, Villanova                    Society of
                                            or removal. Trustee  University School                    Pennsylvania.
                                            since November       of Law since July
                                            2001.                1997. Associate
                                                                 Dean for Academic
                                                                 Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

EXECUTIVE OFFICERS

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG         Vice President   Shall serve at the   Vice President,           N/A        None
Date of Birth: 12/54                    pleasure of the      Wilmington Trust
                                        Board and until      Company Since 1986;
                                        successor is         and Vice President
                                        elected and          and Director of
                                        qualified. Officer   Rodney Square
                                        since October 1998.  Management
                                                             Corporation since
                                                             2001

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
JOSEPH M. FAHEY, JR.   Vice President   Shall serve at the   Vice President,           N/A        None
Date of Birth: 1/57                     pleasure of the      Rodney Square
                                        Board and until      Management
                                        successor is         Corporation since
                                        elected and          1992.
                                        qualified. Officer
                                        since November
                                        1999.

FRED FILOON            Vice President   Shall serve at the   Senior Vice               N/A        None
520 Madison Avenue                      pleasure of the      President, Cramer
New York, NY 10022                      Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                     successor is         LLC since 1989.
                                        elected and
                                        qualified. Officer
                                        since August 2000.

JOHN R. GILES          Vice President   Shall serve at the   Vice President,           N/A        None
Date of Birth: 8/57    and Chief        pleasure of the      Wilmington Trust
                       Financial        Board and until      Company since 1996.
                       Officer          successor is
                                        elected and
                                        qualified. Officer
                                        since December
                                        1999.

PAT COLLETTI           Vice President   Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway   and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                    Board and until      Investment
Date of Birth: 11/58                    successor is         Accounting and
                                        elected and          Administration of
                                        qualified. Officer   PFPC Inc. since
                                        since May 1999.      1999. From 1986 to
                                                             April 1999,
                                                             Controller for the
                                                             Reserve Funds.

LEAH M. ANDERSON       Secretary        Shall serve at the   Officer, Wilmington       N/A        None
Date of Birth: 8/65                     pleasure of the      Trust Company since
                                        Board and until      1998. Officer,
                                        successor is         Rodney Square
                                        elected and          Management
                                        qualified. Officer   Corporation since
                                        since November       1992.
                                        2002.

--------------------------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------

TRUSTEES
Robert H. Arnold
Eric Brucker
Robert J. Christian
Nicholas A. Giordano
Louis Klein, Jr.
Clement C. Moore, II
John J. Quindlen
William P. Richards, Jr.
Mark A. Sargent

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604

ADMINISTRATOR
Rodney Square Management Corporation
1100 North Market Street
Wilmington, DE 19890

LEGAL COUNSEL
Pepper Hamilton LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

Investor Information: (800) CRM-2883
http://www.crmfunds.com

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED CURRENT PROSPECTUSES OF THE CRM FUNDS.

CRMINV SA/R
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
                                [CRM FUNDS LOGO]

                                   SMALL CAP
                                   VALUE FUND

                                    MID CAP
                                   VALUE FUND

                                   LARGE CAP
                                   VALUE FUND

                                Investor Shares

                               SEMI-ANNUAL REPORT
                               December 31, 2002

                            [PUZZLE PIECES GRAPHIC]
                                                                   THE CRM FUNDS
--------------------------------------------------
--------------------------------------------------

                                 THE CRM FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 P.O. Box 8742
                              Wilmington, DE 19899
                                 (800) CRM-2883
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT                                             DECEMBER 31, 2002
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For the period July 31, 2002 (commencement of operations) through December 31, 2002, the Retail Class of the CRM Mid Cap Value Fund was down -4.19%. The results compare to -2.18% for the Russell Mid Cap Value.

Despite the sharp rally that began after the first week of October and ran until early December, recent weeks have again evidenced concern with many of the issues that troubled investors during the third quarter. The rally was powerful and, as some commentators have written, perhaps too much so in that it brought with it increased speculative activity. Among the best performers were low-priced stocks and the heretofore worst performers in telecom services and information technology. Alas, by December investors began to refocus on the continued softness in the economy, highlighted by a mediocre holiday shopping season, the uncertainty surrounding the Iraqi situation, and a loudly militant North Korea. The market also followed a pattern noticeable over the past year or so of weakness as we approach earnings season and subsequent optimism once earnings have been reported. This "stop and go" mode in the market reflects the confusion in the underlying economy faced by consumers and corporate managers over how aggressively to spend/invest.

Modest economic growth for the year, estimated 3% GDP growth, and improving earnings buoyed by lower interest rates would not normally result in the third consecutive down year in the major averages. What occurred, of course, was record multiple compressions, particularly in large companies whose valuations had reached stratospheric heights during the late 1990's. This post-bubble hangover extended much more broadly into the market as investors became paranoid over leveraged balance sheets and corporate malfeasance. We believe we have passed the point of maximum concern over corporate governance given the legal and ethical response to the problem. Leverage could still be an issue if deflation becomes more widespread in spite of the Federal Reserve's best efforts to provide the system with excess liquidity.

THE CRM MID CAP VALUE FUND has recently benefited from Cablevision Systems which traded at depressed levels earlier in the year, the shares rebounded as concerns over industry accounting and balance sheet strength abated. In addition, Cablevision has recently sold two significant assets, its Bravo cable entertainment network and its wireless telephony spectrum, creating a renewed confidence in the company. There are still many skeptics in the marketplace who are now focused on two issues: (1) a joint venture with Fox Sports that allows Fox to put their share to Cablevision, and (2) the company's desire to enter the satellite television business. We believe these issues have more psychological influence than immediate financial impact and their resolution in early 2003 should provide an additional boost to the stock price. Accenture met its earnings target for their August fiscal year and was cautiously optimistic about fiscal 2003. This news and the short-term rally in technology related investments helped to propel the stock. PG&E Corp. completed a refinancing of debt at the holding company which eliminated much of the financial risk in the stock. ARAMARK, which provides

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

stadium concessions, saw its stock price suffer during the summer as investors worried about the impact of a potential baseball strike. The company is a leader in outsourced food service and facilities management and should be able to increase earnings at 10-15% per year. As such, it remains a core holding in the portfolio. Gemstar was helped by the departure of its controversial CEO and CFO and additional clarity from its financial results. Although the stock has come up from its lows, the stock should be further helped in the first quarter of 2003 when the audit of its financials is completed by its new auditor.

Moore Corp. is a commercial printing company that has benefited from a massive cost restructuring plan implemented by the management team who successfully lead World Color Press. The stock trades at eight times free cash flow. The CEO, who is highly regarded, unexpectedly announced that he will be retiring at year end, thereby depressing the stock price. We added to our position on that sell-off; however, the stock is still trading below our average cost. In addition to Moore, we initiated a position in Dollar Tree Stores whose stock price had declined by nearly 50% from its high in May. The company operates more than 1,700 variety stores and has a very high return on capital. Dollar Tree is increasing its store base by 13-15%, generates free cash flow, has a $200 million stock buyback program, and trades at only fifteen times earnings. Mead Westvaco was formed late last year through a merger of equals and is a leading packaging, paper and forest products company. The stock dropped from the mid $30's to less than $20 per share over asbestos and economic concerns. We believe the asbestos issue is virtually irrelevant and the company continues to aggressively rationalize its cost structure and sell non-core assets. Meade has one of the strongest balance sheets in their industry and a dividend yield that was approximately 5% at our cost. Advance Auto Parts has emerged as the number two retailer of "do it yourself" auto parts; however, their operating margins are only half that of industry leader AutoZone. Advance has made a number of acquisitions, including Discount Auto Parts, which provides them with more scale and purchasing clout. The industry backdrop continues to be favorable as the number of cars over seven years old increases and SUV's become a bigger part of the overall mix. Media General owns and operates newspapers and television stations in the southeast. Their crown jewel is the NBC affiliate and newspaper in the Tampa market. Management has done an excellent job over many years of realizing value for shareholders. They are a vocal advocate of further deregulation in the media industry and the FCC is likely to relax a number of rules sometime in 2003. We view Media General as a prime beneficiary of further deregulation.

The economic environment as of late has given us all plenty of concern, but stock market investing is all about expectations. We have learned over the years that the best investment opportunities occur during periods of great uncertainty and confusion. The broad market may struggle for many years as it did in the latter half of the 1970's which also followed a period of stock market excess. Similar to that time, there are likely to be many

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

individual stocks that make money for those with the research skills to find them. The period ahead should play well into our strengths.

Sincerely,

CRM Funds


            /s/ Ronald H. McGlynn                              /s/ Robert J. Christian
            Ronald H. McGlynn                                  Robert J. Christian
            President and CEO                                  President
            Cramer Rosenthal McGlynn, LLC                      WT Mutual Fund

During the period certain fees and expenses were waived by the Funds service providers. Without these waivers total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change section of this report.

The views in this report were those of the Funds' managers as of December 31, 2002 and may not reflect the views of the managers on the date of this report is first published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

Past performance is not guarantee of future results.
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Retail Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since inception on 7/31/02. The Russell MidCap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

 CRM MID CAP VALUE FUND VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*

                                                              Inception
                                                              ---------
Mid Cap Value Fund**                                          (4.19)%
Russell MidCap Index                                          (1.52)%
Russell MidCap Value Index                                    (2.18)%

------------------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 MID CAP
                                                                VALUE FUND
                                                               ------------
ASSETS
   Investment in Series, at value...........................   $131,782,010
   Other assets.............................................          5,447
                                                               ------------
Total assets                                                    131,787,457
                                                               ------------
LIABILITIES
   Accrued expenses.........................................         23,746
                                                               ------------
Total liabilities...........................................         23,746
                                                               ------------
NET ASSETS..................................................   $131,763,711
                                                               ============
COMPONENTS OF NET ASSETS
   Paid in Capital..........................................   $145,474,392
   Accumulated net investment income (loss).................        192,925
   Accumulated net realized loss............................    (10,549,507)
   Net unrealized depreciation on investments...............     (3,354,099)
                                                               ------------
NET ASSETS..................................................   $131,763,711
                                                               ============
NET ASSETS BY SHARE CLASS
   Investor Shares..........................................   $ 37,560,801
   Institutional Shares.....................................     94,009,692
   Retail Shares............................................        193,218
                                                               ------------
                                                               $131,763,711
                                                               ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 ($0.01 par value, unlimited authorized shares)
   Investor Shares..........................................      2,465,736
   Institutional Shares.....................................      6,132,293
   Retail Shares............................................         12,625
NET ASSET VALUE (OFFERING PRICE AND REDEMPTION PRICE) PER
 SHARE
   Investor Shares..........................................         $15.23
   Institutional Shares.....................................         $15.33
   Retail Shares............................................         $15.30

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 MID CAP
                                                                VALUE FUND
                                                               ------------
NET INVESTMENT INCOME FROM SERIES
   Dividends................................................   $    835,324
   Interest.................................................         93,309
   Securities lending.......................................         26,109
   Expenses.................................................       (571,564)
                                                               ------------
     Net investment income from Series......................        383,178
                                                               ------------
EXPENSES
   Shareholder services -- Investor Shares..................         48,247
   Shareholder services -- Retail Shares....................            165
   Administration fees......................................         18,000
   Transfer agent services..................................         43,794
   Professional services....................................          7,474
   Registration fees........................................         21,899
   Accounting services......................................         25,548
   Trustee fees and expenses................................          7,425
   Distribution fees -- Retail Shares.......................             99
   Amortization of organizational costs.....................          3,000
   Shareholder reports......................................         24,559
   Miscellaneous............................................          5,051
                                                               ------------
Total expenses..............................................        205,261
   Expenses reimbursed......................................         (2,959)
   Administration and accounting fees waived................        (12,049)
                                                               ------------
   Net expenses.............................................        190,253
                                                               ------------
NET INVESTMENT INCOME.......................................        192,925
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
 SERIES
   Net realized loss from investments.......................    (10,192,879)
   Net change in unrealized appreciation/depreciation of
     investments............................................     (9,554,447)
                                                               ------------
Net realized and unrealized loss on investments from
 Series.....................................................    (19,747,326)
                                                               ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $(19,554,401)
                                                               ============

(1)For the period July 31, 2002 (commencement of operations) through December 31, 2002.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                    MID CAP
                                                                   VALUE FUND
                                                              --------------------
                                                                   SIX-MONTH
                                                                  PERIOD ENDED
                                                              DECEMBER 31, 2002(1)
                                                                  (UNAUDITED)
                                                              --------------------
NET ASSETS -- BEGINNING OF PERIOD...........................      $142,477,212
                                                                  ------------
OPERATIONS
   Net investment income (loss).............................           192,925
   Net realized gain (loss) from investments................       (10,192,879)
   Net change in unrealized appreciation/depreciation of
     investments............................................        (9,554,447)
                                                                  ------------
     Net decrease in net assets resulting from operations...       (19,554,401)
                                                                  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................                --
   Net investment income -- Institutional Shares............                --
   Net investment income -- Retail Shares...................                --
   Net realized gain on investments -- Investor Shares......          (197,710)
   Net realized gain on investments -- Institutional
     Shares.................................................          (482,399)
   Net realized gain on investments -- Retail Shares........              (979)
                                                                  ------------
     Total distributions to shareholders....................          (681,088)
                                                                  ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................        14,246,323
   Sale of shares -- Institutional Shares...................        31,589,599
   Sale of shares -- Retail Shares..........................           202,498
   Reinvestment of distributions -- Investor Shares.........           165,563
   Reinvestment of distributions -- Institutional Shares....           450,952
   Reinvestment of distributions -- Retail Shares...........               978
   Redemptions of shares -- Investor Shares.................       (18,218,472)
   Redemptions of shares -- Institutional Shares............       (18,914,931)
   Redemption of shares -- Retail Shares....................              (522)
                                                                  ------------
     Net increase from capital share transactions...........         9,521,988
                                                                  ------------
     Total increase (decrease) in net assets................       (10,713,501)
                                                                  ------------
NET ASSETS -- END OF PERIOD.................................      $131,763,711
                                                                  ============
Undistributed net investment income.........................      $    192,925
                                                                  ============
                                                                     SHARES
CAPITAL SHARE TRANSACTIONS                                    --------------------
   Sale of shares -- Investor Shares........................           904,139
   Sale of shares -- Institutional Shares...................         2,032,305
   Sale of shares -- Retail Shares..........................            12,590
   Reinvestment of distributions -- Investor Shares.........            10,821
   Reinvestment of distributions -- Institutional Shares....            29,302
   Reinvestment of distributions -- Retail Shares...........                64
   Redemptions of shares -- Investor Shares.................        (1,143,767)
   Redemptions of shares -- Institutional Shares............        (1,193,494)
   Redemptions of shares -- Retail Shares...................               (29)
                                                                  ------------
     Net increase in shares.................................           651,931
                                                                  ============

(1)For the period July 31, 2002 (commencement of operations) through December 31, 2002.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                               MID CAP VALUE
                                                               FUND -- RETAIL
                                                                   SHARES
                                                               --------------
                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                  2002(a)
                                                                (UNAUDITED)
                                                               --------------
Net asset value -- Beginning of Period......................     $      --
                                                                 ---------
Investment operations:
   Net investment (loss) on investments.....................          (.01)(b)
   Net realized and unrealized gain on investments..........         15.39
                                                                 ---------
Total from investment operations............................         15.38
                                                                 ---------
Distributions to shareholders
   From net investment income...............................            --
   From net realized gain on investments....................         (0.08)
                                                                 ---------
Total distributions to shareholders.........................         (0.08)
                                                                 ---------
Net asset value -- End of Period............................     $   15.30
                                                                 =========
Total Return................................................       (4.19)%(c)
Ratios/Supplemental Data(e)
Ratios to average net assets:
   Expenses, including reimbursement/waiver.................         1.55%(d)
   Expenses, excluding reimbursement/waiver.................        12.97%(d)
   Net investment income (loss), including
     reimbursement/waiver...................................       (0.08)%(d)
Portfolio turnover rate.....................................           75%(c)
Net assets at end of period (000's omitted).................     $     193

(a)For the period July 31, 2002 (commencement of operations class) through December 31, 2002.
(b)Not Annualized.
(c)Annualized.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. CRM Mid Cap Value Fund (the "Fund") is a series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Fund. Information regarding other series of the Company are contained in separate reports to their shareholders.

   The Fund offers three classes of shares: Investor Shares, Institutional Shares and Retail Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor Shares and Retail Shares are available to all investors and are subject to a shareholder servicing fee. Retail Shares are also subject to a 12b-1 distribution fee. Information regarding the Investor and Institutional Shares is included in a separate shareholder report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Fund (effective November 1, 1999) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Fund. The performance of each Fund is directly affected by the performance of its corresponding Series. As of December 31, 2002, each Fund owned approximately 100% of its respective Series. The financial statements of the Series, including its Schedule of Investments, is included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund.

   Valuation of Investment in Series. Valuation of the Fund's investment in its respective Series is based on the underlying securities held by the Series. The Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Fund records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among the Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Fund are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Advisory fees charged to the Series are discussed in the notes to the Series, financial statements.

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC") provides administrative and accounting services to the Fund. For its services, RSMC is paid a fee of $3,000 for the Fund and $1,500 for each class of the Fund. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Fund. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Fund. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.55% of the Fund's Retail Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                                  Mid Cap
                                                                   Value
                                                                    Fund
                                                                 ----------
   Six-Month Period Ended December 31, 2002
   Ordinary income.............................................  $       --
   Long-term capital gains.....................................     681,088
                                                                 ----------
     Total distributions.......................................  $  681,088
                                                                 ==========
   Year ended June 30, 2002
   Ordinary income.............................................  $3,952,238
   Long-term capital gains.....................................     237,932
                                                                 ----------
     Total distributions.......................................  $4,190,170
                                                                 ==========

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   As of December 31, 2002, the estimated components of accumulated earnings (deficit) on a tax basis were as follows:

                                                                   Mid Cap
                                                                    Value
                                                                     Fund
                                                                 ------------
   Undistributed ordinary income...............................  $    192,925
   Capital loss carryforwards..................................   (10,549,507)
   Net unrealized depreciation of investments..................    (3,354,099)
                                                                 ------------
     Total accumulated deficit.................................  $(13,710,681)
                                                                 ============

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SEMI-ANNUAL REPORT (UNAUDITED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             (The following should be read in conjunction with the
                         Fund's Financial Statements.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
COMMON STOCK (91.6%)
AEROSPACE & DEFENSE (1.6%)
     47,500  L-3 Communications Holdings,
               Inc.*(a)....................  $  2,133,225
                                             ------------
COMMUNICATION & BROADCASTING (6.8%)
    165,539  Cablevision Systems
               Corp. Class-A*(a)...........     2,771,123
     89,000  Cox Communications, Inc. --
               Class-A*(a).................     2,527,600
    611,000  Gemstar-TV Guide
               International, Inc.*........     1,985,750
     32,900  Media General, Inc. ..........     1,972,355
                                             ------------
                                                9,256,828
                                             ------------
CONSUMER PRODUCTS (4.9%)
     32,600  Avery Dennison Corp. .........     1,991,208
     36,800  Avon Products, Inc.(a)........     1,982,416
    116,400  Hormel Foods Corp.(a).........     2,715,612
                                             ------------
                                                6,689,236
                                             ------------
ELECTRIC, GAS, WATER, & UTILITIES (4.0%)
    204,500  PG&E Corp.*(a)................     2,842,550
     76,700  PP&L Corp. ...................     2,659,956
                                             ------------
                                                5,502,506
                                             ------------
ENTERTAINMENT & LEISURE (0.5%)
      8,900  International Game
               Technology*.................       675,688
                                             ------------
FINANCE & INSURANCE (21.5%)
Diversified Reits (2.7%)
    131,400  iStar Financial, Inc. ........     3,685,770
                                             ------------
Insurance Agents, Brokers, & Services
  (4.0%)
     42,800  MBIA, Inc. ...................     1,877,208
    124,900  Willis Group Holdings,
               Ltd.*.......................     3,580,883
                                             ------------
                                                5,458,091
                                             ------------
Insurance Carriers (3.1%)
     76,700  Everest Re Group, Ltd. .......     4,241,510
                                             ------------
Investment Advice (1.9%)
     76,900  Federated Investors, Inc. --
               Class B.....................     1,950,953
     24,200  T Rowe Price Group, Inc. .....       660,176
                                             ------------
                                                2,611,129
                                             ------------
Savings, Credit, & Other Financial Institutions (5.4%)
    120,859  Charter One Financial,
               Inc. .......................     3,472,279
     25,600  M&T Bank Corporation..........     2,031,360
     55,350  Washington Mutual, Inc.(a)....     1,911,236
                                             ------------
                                                7,414,875
                                             ------------

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
FINANCE & INSURANCE (21.5%) (CONTINUED)
State & National Banks (4.4%)
     98,500  North Fork Bancorporation,
               Inc.(a).....................  $  3,323,390
     65,700  PNC Financial Services
               Group(a)....................     2,752,830
                                             ------------
                                                6,076,220
                                             ------------
                                               29,487,595
                                             ------------
HEALTHCARE (6.4%)
     57,600  C.R. Bard, Inc. ..............     3,340,800
     32,100  Hillenbrand Industries,
               Inc. .......................     1,550,751
     27,000  Invitrogen Corp.*(a)..........       844,830
     42,800  Wellpoint Health Networks,
               Inc.*(a)....................     3,045,648
                                             ------------
                                                8,782,029
                                             ------------
MANUFACTURING (8.2%)
Building Materials & Components (1.5%)
    204,500  Royal Group Technologies,
               Ltd.*.......................     1,989,785
                                             ------------
Chemical & Allied Products (3.6%)
     65,700  Air Products & Chemicals,
               Inc. .......................     2,808,675
     39,900  PPG Industries, Inc.(a).......     2,000,985
                                             ------------
                                                4,809,660
                                             ------------
Diversified -- Manufacturing Industries
  (2.4%)
     18,300  Cooper Industries, Inc.*......       667,035
    109,500  MeadWestvaco Corp. ...........     2,705,745
                                             ------------
                                                3,372,780
                                             ------------
Precision Instruments & Medical Supplies
  (0.7%)
     34,500  Beckman Coulter, Inc.(a)......     1,018,440
                                             ------------
                                               11,190,665
                                             ------------
MINING (0.2%)
     11,900  CONSOL Energy, Inc. ..........       205,632
                                             ------------
OIL & GAS (4.0%)
     84,600  EnCana Corp.(a)...............     2,631,060
     88,216  Kinder Morgan Management,
               LLC.*.......................     2,786,743
                                             ------------
                                                5,417,803
                                             ------------
SERVICES (21.3%)
Business Services (15.0%)
    196,000  Accenture Ltd.*...............     3,526,040
    241,400  Cendant Corp.*(a).............     2,529,872
     60,000  Certegy, Inc.*................     1,473,000
     48,600  Dun & Bradstreet Corp.*.......     1,676,214
    408,900  IKON Office Solutions,
               Inc.(a).....................     2,923,635
     61,800  Manpower, Inc.(a).............     1,971,420
    297,500  Moore Corp., Ltd.*............     2,707,250
    221,400  SkillSoft PLC -- Sponsored
               ADR*........................       608,850
    146,300  Viad Corp. ...................     3,269,805
                                             ------------
                                               20,686,086
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
SERVICES (CONTINUED)
Commercial Services (3.3%)
    189,900  Aramark Corp. -- Class B*.....  $  4,462,650
                                             ------------
Printing & Publishing (3.0%)
     32,300  McGraw-Hill Cos., Inc. .......     1,952,212
     89,200  Wiley, John & Sons, Inc. --
               Class A.....................     2,141,692
                                             ------------
                                                4,093,904
                                             ------------
                                               29,242,640
                                             ------------
TECHNOLOGY (2.8%)
     35,500  Amphenol Corp.*(a)............     1,349,000
     87,600  Computer Associates
               International, Inc.(a)......     1,182,600
     47,500  Tech Data Corp. ..............     1,280,600
                                             ------------
                                                3,812,200
                                             ------------
TRANSPORTATION (1.5%)
Railroads (1.5%)
     33,700  Union Pacific Corp.(a)........     2,017,619
                                             ------------
WHOLESALE & RETAIL TRADE (7.9%)
Specialty Retail Stores (7.9%)
     91,300  AFC Enterprises, Inc.*........     1,918,213
     53,700  Advance Auto Parts,
               Inc.*(a)....................     2,625,930
    104,300  AutoNation, Inc.*(a)..........     1,310,008
    171,400  Big Lots, Inc.*...............     2,267,622
    109,100  Dollar Tree Stores,
               Inc.*(a)....................     2,680,587
                                             ------------
                                               10,802,360
                                             ------------
TOTAL COMMON STOCK
  (COST $128,570,171)......................   125,216,026
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SHORT-TERM INVESTMENTS (4.7%)
 3,207,762  Temp Cash -- Main..............  $  3,207,762
 3,207,762  Temp Fund -- Main..............     3,207,762
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $6,415,524)........................     6,415,524
                                             ------------
   PAR
----------
U.S. TREASURY OBLIGATIONS (3.7%)
$5,000,000  U.S. Treasury Bills, 1.12%,
              01/02/03
  (COST $4,999,844)........................     4,999,844
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $139,985,539)+.....................  $136,631,394
                                             ============
SECURITY LENDING COLLATERAL
Short-Term Investments Held as Collateral
  for Loaned Securities (Note 5)
  (COST $36,511,748).......................  $ 36,511,748
                                             ============

ADR  American Depository Receipt.
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes. At December 31, 2002, net unrealized depreciation was $3,354,145. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $6,665,956, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $10,020,101.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                MID CAP
                                                              VALUE SERIES
                                                              ------------
ASSETS
  Investments
    Investments, at cost....................................  $139,985,539
    Net unrealized depreciation.............................    (3,354,145)
                                                              ------------
  Total investments, at value...............................   136,631,394
  Securities lending collateral.............................    36,511,748
  Receivable for securities sold............................     1,161,214
  Receivable for Contributions..............................       182,703
  Interest and dividends receivable.........................       116,450
                                                              ------------
Total assets................................................   174,603,509
                                                              ------------
LIABILITIES
  Obligation to return securities lending collateral........    36,511,748
  Payable for securities purchased..........................     5,356,559
  Payable for Withdrawals...................................       842,687
  Accrued management fee....................................        84,310
  Other accrued expenses....................................        24,404
                                                              ------------
Total liabilities...........................................    42,819,708
                                                              ------------
NET ASSETS..................................................  $131,783,801
                                                              ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                MID CAP
                                                              VALUE SERIES
                                                              ------------
INVESTMENT INCOME
  Dividends.................................................  $    835,336
  Interest..................................................        93,310
  Securities lending........................................        26,109
                                                              ------------
Total investment income.....................................       954,755
                                                              ------------
EXPENSES
  Investment advisory fees..................................       472,216
  Administration and accounting fees........................        61,385
  Professional services.....................................         7,180
  Custody fees..............................................        25,950
  Trustee fees and expenses.................................         2,473
  Miscellaneous.............................................         2,367
                                                              ------------
Total expenses..............................................       571,571
                                                              ------------
NET INVESTMENT INCOME.......................................       383,184
                                                              ------------
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS
    Net realized loss from investments......................   (10,192,771)
    Net change in unrealized appreciation/depreciation of
     investments............................................    (9,554,851)
                                                              ------------
Net realized and unrealized loss on investments.............   (19,747,622)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(19,364,438)
                                                              ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                MID CAP
                                                              VALUE SERIES
                                                              ------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                  2002
                                                              (UNAUDITED)
                                                              ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $142,494,525
                                                              ------------
OPERATIONS
   Net investment income....................................       383,184
   Net realized loss from investments.......................   (10,192,771)
   Net change in unrealized appreciation/depreciation of
     investments............................................    (9,554,851)
                                                              ------------
     Net decrease in net assets resulting from operations...   (19,364,438)
                                                              ------------
TRANSACTIONS IN BENEFICIAL INTEREST:
   Contributions............................................    46,039,976
   Withdrawals..............................................   (37,386,262)
                                                              ------------
     Net increase in net assets resulting from transactions
      in beneficial interests...............................     8,653,714
                                                              ------------
     Total decrease in net assets...........................   (10,710,724)
                                                              ------------
NET ASSETS -- END OF PERIOD.................................  $131,783,801
                                                              ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE TRUST. Mid Cap Value Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to the partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded in the accrual basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to each of the Series. For its services, CRM receives a fee as follows: .75% up to $1 billion; .70% of next $1 billion; and .65% in excess of $2 billion of the average daily net assets of the Series.

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of the Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.55% of average daily net assets. This undertaking will remain in place until November 1, 2010.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC") provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of CRM, serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. LINE OF CREDIT. The Series, along with certain other series of the Trust, participates in a $15,000,000 Credit Agreement, which expires December 31, 2003. The Credit Agreement is to be used for temporary or emergency needs, including withdrawals from the Series. No Amounts were outstanding at December 31, 2002, or at any time during the period. No commitment fees are imposed under the Credit Agreement.

5. SECURITIES LENDING AGREEMENT. The Series may lend its securities, pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series is liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   At December 31, 2002, the market value of securities on loan for the Mid Cap Value Series was $37,994,568, and the market value of the related collateral was $36,511,748. The securities on loan were collateralized by the following:

                                                                 Mid Cap Value
                                                                 --------------
   American Express FRN, 1.42% due 12/12/03....................  $ 1,896,924.50
   Blackrock Institutional Money Market Trust, 1.43% due
     1/2/03....................................................   15,456,902.97
   Bear Stearns FRN, 1.90% due 1/16/03.........................    5,285,490.02
   Bear Stearns FRN, 1.93% due 1/15/03.........................    1,137,669.36
   Concorde Minute CP, 1.40% due 1/16/03.......................    2,385,144.25
   Crown Point CP, 1.38% due 1/8/03............................      687,959.05
   Crown Point CP, 1.39% due 1/10/03...........................    1,623,470.70
   Lexington Parker CP, 1.39% due 1/15/03......................    1,121,438.11
   Merrill Lynch MTN, 1.44% due 1/30/03........................      554,380.23
   Mortgage Interest CP, 1.42% due 1/13/03.....................    3,183,893.30
   National City FRN, 1.58625% due 11/10/03....................    1,385,662.24
   Royal Bank of Canada TD, 1.22% due 1/2/03...................    1,082,108.01
   UBS Warburg Repo, 1.11% due 1/2/03..........................      710,705.06
                                                                 --------------
                                                                 $36,511,747.80
                                                                 --------------

6. INVESTMENT SECURITIES TRANSACTIONS. During the six-month period ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) was as follows:

                                                                   Mid Cap
                                                                 Value Series
                                                                 ------------
   Purchases...................................................  $103,376,070
   Sales.......................................................    89,179,491

7. FINANCIAL HIGHLIGHTS.

                                                                 July 31, 2002(1)
                                                                     through
                                                                   December 31,
                                                                       2002
                                                                   (Unaudited)
                                                                 ----------------
   Mid Cap Value Series
   Total Return................................................       (13.96)%**
   Ratios to Average Net Assets:
     Expenses..................................................         0.91%*
     Net investment income.....................................         0.61%*
   Portfolio Turnover Rate.....................................           75%**

---------------
(1) Commencement of operations.
 *  Annualized.
 ** Not Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless otherwise indicated, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information of the Fund contains additional information about the Trustees of the Fund Complex and is available, without charge, upon request, by calling (800)-CRM-2883.

INTERESTED TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment          40         Rodney Square
Date of Birth: 2/49        President and    death, resignation   Officer of                           Management
                           Chairman of      or removal.          Wilmington Trust                     Corporation
                           the Board        Trustee, President   Company since                        (registered
                                            and Chairman of the  February 1996.                       investment
                                            Board since October                                       adviser)
                                            1998.

WILLIAM P. RICHARDS,       Trustee          Shall serve until    Managing Director         40         None
JR.(2)                                      death, resignation   and President,
100 Wilshire Boulevard                      or removal. Trustee  Roxbury Capital
Suite 600                                   since October 1999.  Management LLC
Santa Monica, CA 90401                                           since 1998. Prior
Date of Birth: 11/36                                             to 1998, Principal,
                                                                 Roger Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD              Trustee       Shall serve until    Founder and co-           40         None
Date of Birth: 3/44                         death, resignation   manages, R. H.
                                            or removal. Trustee  Arnold & Co., Inc.
                                            since May 1997.      (investment banking
                                                                 company) since
                                                                 1989.

ERIC BRUCKER                  Trustee       Shall serve until    Dean, School of           40         None
Date of Birth: 12/41                        death, resignation   Business
                                            or removal. Trustee  Administration of
                                            since October 1999.  Widener University
                                                                 since July 2001.
                                                                 Prior to that,
                                                                 Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001 and Dean,
                                                                 School of
                                                                 Management at the
                                                                 University of
                                                                 Michigan prior to
                                                                 September 1998.

NICHOLAS A. GIORDANO          Trustee       Shall serve until    Consultant,               40         Kalmar Pooled
Date of Birth: 3/43                         death, resignation   financial services                   Investment
                                            or removal. Trustee  organizations from                   Trust;
                                            since October 1998.  1997 to present;                     Independence
                                                                 Interim President,                   Blue Cross;
                                                                 LaSalle University                   Fotoball, U.S.A.
                                                                 from 1998 to 1999;                   (sporting and
                                                                 President and Chief                  athletics goods
                                                                 Executive Officer,                   manufacturer);
                                                                 Philadelphia Stock                   DaisyTek
                                                                 Exchange from 1981                   International
                                                                 to 1997.                             (wholesale paper
                                                                                                      and paper
                                                                                                      products); Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN JR.               Trustee       Shall serve until    Self-employed             40         Manville
Date of Birth: 5/35                         death, resignation   financial                            Personal Injury
                                            or removal. Trustee  consultant since                     Settlement Trust
                                            since October 1999.  1991.

CLEMENT C. MOORE, II          Trustee       Shall serve until    Managing Partner,         40         None
Date of Birth: 9/44                         death, resignation   Mariemont Holdings,
                                            or removal. Trustee  LLC, (real estate
                                            since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN              Trustee       Shall serve until    Retired since 1993.       40         St. Joe Paper
Date of Birth: 5/32                         death, resignation                                        Co.
                                            or removal. Trustee
                                            since October 1999.

MARK A. SARGENT               Trustee       Shall serve until    Dean and Professor        40         St. Thomas More
Date of Birth: 4/51                         death, resignation   of Law, Villanova                    Society of
                                            or removal. Trustee  University School                    Pennsylvania.
                                            since November       of Law since July
                                            2001.                1997. Associate
                                                                 Dean for Academic
                                                                 Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

EXECUTIVE OFFICERS

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG         Vice President   Shall serve at the   Vice President,           N/A        None
Date of Birth: 12/54                    pleasure of the      Wilmington Trust
                                        Board and until      Company Since 1986;
                                        successor is         and Vice President
                                        elected and          and Director of
                                        qualified. Officer   Rodney Square
                                        since October 1998.  Management
                                                             Corporation since
                                                             2001

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
JOSEPH M. FAHEY, JR.   Vice President   Shall serve at the   Vice President,           N/A        None
Date of Birth: 1/57                     pleasure of the      Rodney Square
                                        Board and until      Management
                                        successor is         Corporation since
                                        elected and          1992.
                                        qualified. Officer
                                        since November
                                        1999.

FRED FILOON            Vice President   Shall serve at the   Senior Vice               N/A        None
520 Madison Avenue                      pleasure of the      President, Cramer
New York, NY 10022                      Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                     successor is         LLC since 1989.
                                        elected and
                                        qualified. Officer
                                        since August 2000.

JOHN R. GILES          Vice President   Shall serve at the   Vice President,           N/A        None
Date of Birth: 8/57    and Chief        pleasure of the      Wilmington Trust
                       Financial        Board and until      Company since 1996.
                       Officer          successor is
                                        elected and
                                        qualified. Officer
                                        since December
                                        1999.

PAT COLLETTI           Vice President   Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway   and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                    Board and until      Investment
Date of Birth: 11/58                    successor is         Accounting and
                                        elected and          Administration of
                                        qualified. Officer   PFPC Inc. since
                                        since May 1999.      1999. From 1986 to
                                                             April 1999,
                                                             Controller for the
                                                             Reserve Funds.

LEAH M. ANDERSON         Secretary      Shall serve at the   Officer, Wilmington       N/A        None
Date of Birth: 8/65                     pleasure of the      Trust Company since
                                        Board and until      1998. Officer,
                                        successor is         Rodney Square
                                        elected and          Management
                                        qualified. Officer   Corporation since
                                        since November       1992.
                                        2002.

--------------------------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------

TRUSTEES
Robert H. Arnold
Eric Brucker
Robert J. Christian
Nicholas A. Giordano
Louis Klein, Jr.
Clement C. Moore, II
John J. Quindlen
William P. Richards, Jr.
Mark A. Sargent

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604

ADMINISTRATOR
Rodney Square Management Corporation
1100 North Market Street
Wilmington, DE 19890

LEGAL COUNSEL
Pepper Hamilton LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

Investor Information: (800) CRM-2883
http://www.crmfunds.com

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED CURRENT PROSPECTUSES OF THE CRM FUNDS.
CRMRETL SA/R
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
                                      CRM
                                     FUNDS
                                    MID CAP
                                   VALUE FUND
                                 Retail Shares

                               SEMI-ANNUAL REPORT
                               December 31, 2002

                            [HAND & PUZZLE GRAPHIC]
                                                                   THE CRM FUNDS
--------------------------------------------------
--------------------------------------------------

ROXBURY MID CAP FUND
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Roxbury Capital Management, LLC, is a traditional growth stock investor. We look for three important characteristics in selecting companies for our investment portfolios. First, we look for industry leaders with proven business models and time-tested management. Secondly, we search for superior expected earnings growth in profits and free cash flow over time. Finally, we look for return on invested capital and projected earnings characteristics that justify market valuations. Portfolio sector weightings of qualifying companies reflect investment judgments concerning growth projections, valuations, and diversification objectives.

MARKET REVIEW

     2002 marked the third year of declines in the broader equity markets. Despite a return to corporate earnings growth, investors by and large were more risk averse and sold stocks. A record fifty billion dollars was withdrawn from mutual funds in July 2002. For the year the S&P 500 declined 22.2 percent. Growth stocks faired even worse with the technology heavy NASDAQ declining over 30 percent. Stocks did rebound in the fourth quarter as valuations became more attractive. However, much of the rebound was in previously beaten down low quality stocks, mainly in telecommunications and technology.

     The economy continues to grow, albeit at a slow pace. Interest rate cuts, lower Federal income taxes and higher government spending are sustaining the expansion. However, offsetting this stimulus are state governments that must balance their budgets, and an increase in the savings rate by consumers who must rebuild their retirements. Job creation has been slow, but with business inventories and capacity utilization at historically low levels, employment should increase which will continue to support economic growth. The Federal Reserve Board projects an increase in real GDP in the 2 to 3 percent range.

     With the expectation of continued economic growth, opportunity exists for well positioned companies to exploit market opportunities, capture greater market share and increase earnings. Earnings can also benefit from cost cutting and productivity enhancements through selective investment in infrastructure efficiencies. Investor attention should return at some point to growth of corporate profits as the scandal memories fade and corrective action is implemented at the legislative and corporate oversight levels. The wild card risks remain a potential war with Iraq, ongoing terrorism, and a potential conflict with North Korea.

MID CAP FUND

     Smaller capitalization stocks outperformed large caps during the year, primarily due to more favorable valuations and earnings growth. Additionally, smaller companies were less impacted by corporate governance and reporting issues. Although growth stocks posted higher gains in the fourth quarter, value stocks performed better for the entire 2002 year as investors sought safety in dividend yields and lower earnings valuations.

     During 2002, the value of the Roxbury Mid Cap Fund declined more than both the core equity mid-cap indexes and the Russell Mid Cap Growth Index. Sector positioning would have been additive if not for disappointing stock selections within the sectors. Some stock disappointments were due to unexpected poor fundamentals, which resulted in those stocks being sold. However, a portion of the stock specific underperformance was due to negative investor psychology (especially in healthcare, financials and consumer discretionary companies). We believe that when the psychology reverses these stocks should rebound. The Fund remains focused on identifying and investing

ROXBURY MID CAP FUND
in well-managed companies that should experience growth in profits and cash flows over time. Technology has been underweighted relative to growth indexes for the time being in favor of greater weightings in financial services, health care and consumer related sectors. This positioning continues given the high valuations in technology relative to other areas.

     The following table compares the performance of the Roxbury Mid Cap Fund, the S&P Mid Cap 400 and the Russell Mid Cap Growth Indexes for the twelve-months ended:

Roxbury Mid Cap Fund                                          (31.9)%
S&P Mid Cap 400 Index                                         (14.5)%
Russell Mid Cap Growth Index                                  (27.4)%

INVESTMENT STRATEGY

     At Roxbury, our job is to find quality companies that can provide superior profit growth over time. We continue to build our portfolios stock-by-stock, focusing on leading companies with strong growth fundamentals and attractive valuations.

     We will look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/ Alfred J. Lockwood
                                         Al Lockwood
                                         Co-Chief Investment Officer
                                         Roxbury Capital Management LLC


/s/ William P. Richards                                  /s/ Robert J. Christian
William P. Richards                                      Robert J. Christian
Chief Operating Officer                                  President
Roxbury Capital Management, LLC                          WT Mutual Fund
February 7, 2003

ROXBURY MID CAP FUND
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

ASSETS:
Investment in Series, at value..............................  $ 431,166
Receivable from advisor.....................................     17,403
                                                              ---------
Total assets................................................    448,569
                                                              ---------
LIABILITIES:
Accrued expenses............................................     14,077
                                                              ---------
Total liabilities...........................................     14,077
                                                              ---------
NET ASSETS..................................................  $ 434,492
                                                              =========
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $ 600,270
Accumulated net investment loss.............................     (2,047)
Accumulated net realized loss on investments................   (130,883)
Net unrealized depreciation of investments..................    (32,848)
                                                              ---------
NET ASSETS..................................................  $ 434,492
                                                              =========
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  Class A Shares............................................    125,141
NET ASSET VALUE, offering and redemption price per share
  ($0.01 par value, unlimited authorized shares):
  Class A Shares............................................      $3.47
  Sales charge (maximum of 5.50% of offering price).........       0.20
                                                              ---------
OFFERING PRICE..............................................      $3.67
                                                              =========

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID CAP FUND
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

NET INVESTMENT INCOME (LOSS) FROM SERIES:
  Dividends.................................................  $   1,014
  Interest..................................................         97
  Expenses (net of $13,302 of fee waivers and expense
    reimbursements).........................................     (3,131)
                                                              ---------
    Net investment loss from Series.........................     (2,020)
                                                              ---------
EXPENSES:
  Administration and accounting fees........................     27,000
  Transfer agent fees.......................................     21,231
  Shareholder service fees..................................        509
  Reports to shareholders...................................     14,500
  Trustees' fees............................................      7,548
  Registration fees.........................................      2,733
  Professional fees.........................................      3,596
  Other.....................................................        925
                                                              ---------
    Total expenses before fee waivers and expense
      reimbursements........................................     78,042
    Expenses reimbursed.....................................    (51,015)
    Administration and accounting fees waived...............    (27,000)
                                                              ---------
       Total expenses, net..................................         27
                                                              ---------
  Net investment loss.......................................     (2,047)
                                                              ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  SERIES:
  Net realized loss on investments..........................    (93,344)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (9,135)
                                                              ---------
  Net loss on investments from Series.......................   (102,479)
                                                              ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(104,526)
                                                              =========

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID CAP FUND
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   For the
                                                                  Six-Month
                                                                Period Ended      For the Fiscal
                                                              December 31, 2002     Year Ended
                                                                 (Unaudited)      June 30, 2002
                                                              -----------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................      $  (2,047)         $ (2,870)
  Net realized loss on investments                                  (93,344)          (36,436)
  Net change in unrealized appreciation (depreciation) of
    investments.............................................         (9,135)          (28,982)
                                                                  ---------          --------
  Net decrease in net assets resulting from operations......       (104,526)          (68,288)
                                                                  ---------          --------
Distributions to shareholders from:
  Net realized gain.........................................             --            (2,212)
  Return of Capital.........................................             --               (53)
                                                                  ---------          --------
    Total distributions.....................................             --            (2,265)
                                                                  ---------          --------
Fund share transactions (a):
  Proceeds from shares sold.................................        116,834           495,985
  Cost of shares issued on reinvestment of distributions....             --             1,951
  Cost of shares redeemed...................................        (85,635)             (125)
                                                                  ---------          --------
Net increase in net assets from Fund share transactions.....         31,199           497,811
                                                                  ---------          --------
Total increase (decrease) in net assets.....................        (73,327)          427,258
NET ASSETS:
  Beginning of period.......................................        507,819            80,561
                                                                  ---------          --------
  End of period.............................................      $ 434,492          $507,819
                                                                  =========          ========
                                                                   Shares             Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                       -----------------   --------------
  Shares sold...............................................         32,139           102,773
  Shares issued on reinvestment of distributions............             --               397
  Shares redeemed...........................................        (24,652)              (28)
                                                                  ---------          --------
  Net increase in shares....................................          7,487           103,142
  Shares outstanding -- Beginning of period.................        117,654            14,512
                                                                  ---------          --------
  Shares outstanding -- End of period.......................        125,141           117,654
                                                                  =========          ========

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID CAP FUND
   FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                              For the
                                                             Six-Month          For the         For the Period
                                                           Period Ended       Fiscal Year    December 14, 2000(1)
                                                         December 31, 2002       Ended             through
                                                            (Unaudited)      June 30, 2002      June 30, 2001
MID CAP FUND -- CLASS A SHARES                           -----------------   -------------   --------------------
NET ASSET VALUE -- BEGINNING OF PERIOD.................      $   4.32          $   5.55            $   5.00
                                                             --------          --------            --------
INVESTMENT OPERATIONS:
  Net investment loss(5)...............................         (0.02)            (0.06)              (0.04)
  Net realized and unrealized gain (loss) on
    investments........................................         (0.83)            (1.08)               0.59
                                                             --------          --------            --------
    Total from investment operations...................         (0.85)            (1.14)               0.55
                                                             --------          --------            --------
DISTRIBUTIONS:
  From net realized gains..............................            --             (0.09)                 --
                                                             --------          --------            --------
NET ASSET VALUE -- END OF PERIOD.......................      $   3.47          $   4.32            $   5.55
                                                             ========          ========            ========
TOTAL RETURN(6)........................................   (19.68)%(2)          (20.82)%              11.00%(2)
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
  Expenses:
    Including expense limitations......................         1.55%(3)          1.55%               1.55%(3)
    Excluding expense limitations......................        46.37%(3)         63.66%             228.87%(3)
  Net investment loss..................................    (1.00)%(3)           (1.30)%          (1.22)%(3)
Portfolio Turnover.....................................           79%              116%                 47%
Net assets at end of period (000 omitted)..............      $    434          $    508            $     81

------------------------
(1)Commencement of operations.
(2)Not Annualized.
(3)Annualized.
(4)The expense and net investment income ratios include expenses allocated from WT Investment Trust I -- Mid Cap Series (the "Series") and the portfolio turnover reflects investment activity of the Series.
(5)The net investment loss per share was calculated using average shares outstanding method.
(6)Excluding sales charge.

ROXBURY MID CAP FUND

   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Roxbury Mid Cap Fund (the "Fund") is a series of WT Mutual Fund (the "Trust").
   The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Fund. Information regarding other series of the Trust is contained in separate reports to their shareholders.

   The Fund has three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge of up to 5.50% and are subject to an ongoing shareholder service fee of 0.25% of average net assets. Class B shares are sold with a back-end sales charge that declines from 5.00% to zero if redeemed within 6 years of purchase and are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and shareholder service fee of 0.25% of average net assets. Class B shares automatically convert to Class A shares after approximately 8 years. Class C shares are sold with a back-end sales charge of 1% if redeemed within 18 months of purchase and are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and shareholder service fee of 0.25% of average net assets. As of December 31, 2002, only Class A shares were offered and outstanding.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Mid Cap Series of WT Investment Trust I (the "Series"), which has the same investment objective, policies and limitations as the Fund. The performance of the Fund is directly affected by the performance of the Series. As of December 31, 2002, the Fund owned approximately 100% of its respective Series. The financial statements of the Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

   Valuation of Investment in Series. Valuation of the Fund's investment in the Series is based on the underlying securities held by the Series. The Fund is allocated a portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Fund records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among the Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to the class.

   Distributions to Shareholders. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

ROXBURY MID CAP FUND

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund does not incur an advisory fee directly, but rather indirectly through its investments in the Series. The investment adviser to the Series is Roxbury Capital Management, LLC. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC") provides administrative and accounting services to the Fund. For its services, RSMC is paid a fee of $3,000 for the Fund and $1,500 for each class of the Fund. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Fund. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Fund. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   Roxbury Capital Management, LLC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.55% of the average daily net assets of the Mid Cap Fund. This undertaking will remain in place until November 2015 unless the Board of Trustees approves its earlier termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid during the year ended June 30, 2002 was as follows:

Ordinary Income.............................................  $2,212
Return of Capital...........................................      53
                                                              ------
                                                              $2,265

   As of December 31, 2002, the estimated components of accumulated deficit on a tax basis were as follows:

Capital loss carryforwards.................................  $130,883
Post-October losses........................................        --
Net unrealized depreciation of investments.................    32,848
                                                             --------
  Total accumulated deficit................................  $163,731
                                                             ========

ROXBURY MID CAP FUND

   The Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Fund's capital loss carryforwards will expire as follows:

   Capital Loss    Expiration
   Carryforwards      Date
   -------------   ----------
     $130,883      06/30/2012
     $  4,826      06/30/2010

WT INVESTMENT TRUST I -- MID CAP SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2002 (UNAUDITED)

          (The following pages should be read in conjunction with the
                         Fund's Financial Statements.)

WT INVESTMENT TRUST I -- MID CAP SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                    Value
                                          Shares   (Note 2)
                                          ------   --------
COMMON STOCK -- 98.5%
 COMPUTER SERVICES -- 5.9%
    Affiliated Computer Services,
      Inc.*.............................    400    $ 21,060
    Take-Two Interactive Software,
      Inc.*.............................    200       4,698
                                                   --------
   TOTAL COMPUTER SERVICES......................     25,758
                                                   --------
 FINANCE & INSURANCE -- 22.9%
  FINANCIAL SERVICES -- 4.6%
    Affiliated Managers Group, Inc.*....    150       7,545
    Fair, Isaac & Co., Inc. ............    100       4,270
    SEI Investments Co. ................    300       8,154
                                                   --------
                                                     19,969
                                                   --------
  INSURANCE CARRIERS -- 6.0%
    Arthur J. Gallagher & Co. ..........    450      13,221
    Brown & Brown, Inc. ................    400      12,928
                                                   --------
                                                     26,149
                                                   --------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 2.0%
    Capital One Financial Corp. ........    300       8,916
                                                   --------
  STATE & NATIONAL BANKS -- 10.3%
    Commerce Bancorp, Inc. .............    300      12,957
    Investors Financial Service
      Corp. ............................    200       5,478
    North Fork Bancorporation, Inc. ....    400      13,496
    TCF Financial Corp. ................    300      13,107
                                                   --------
                                                     45,038
                                                   --------
   TOTAL FINANCE & INSURANCE....................    100,072
                                                   --------
 HOTELS & MOTELS -- 1.9%
    Starwood Hotels & Resorts Worldwide,
      Inc. .............................    350       8,309
                                                   --------
 MANUFACTURING -- 14.7%
  BUILDING -- RESIDENTIAL/COMMERCIAL -- 4.6%
    Ryland Group, Inc. .................    300      10,005
    Toll Brothers, Inc.*................    500      10,100
                                                   --------
                                                     20,105
                                                   --------
  CONSUMER PRODUCTS -- 2.6%
    Yankee Candle Co., Inc.*............    700      11,200
                                                   --------
  PHARMACEUTICAL PREPARATIONS -- 1.7%
    Biovail Corp.*......................    150       3,962
    Cephalon, Inc.*.....................     75       3,650
                                                   --------
                                                      7,612
                                                   --------

                                                    Value
                                          Shares   (Note 2)
                                          ------   --------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 1.0%
    Techne Corp.*.......................    150    $  4,285
                                                   --------
  SEMICONDUCTORS -- 4.8%
    Emulex Corp.*.......................    200       3,710
    Intersil Holding Corp.*.............    500       6,970
    QLogic Corp.*.......................    100       3,451
    Semtech Corp.*......................    600       6,552
                                                   --------
                                                     20,683
                                                   --------
   TOTAL MANUFACTURING..........................     63,885
                                                   --------
 OIL & GAS -- 4.8%
    GlobalSantaFe Corp. ................    200       4,864
    Key Energy Services, Inc.*..........  1,000       8,970
    Nabors Industries, Ltd.*............    200       7,054
                                                   --------
   TOTAL OIL & GAS..............................     20,888
                                                   --------
 SERVICES -- 24.8%
  BUSINESS SERVICES -- 1.8%
    The BISYS Group, Inc.*..............    500       7,950
                                                   --------
  EDUCATIONAL SERVICES -- 6.0%
    Career Education Corp.*.............    125       5,000
    Corinthian Colleges, Inc.*..........    300      11,358
    Education Management Corp.*.........    150       5,640
    Strayer Education, Inc. ............     75       4,313
                                                   --------
                                                     26,311
                                                   --------
  INTERNET SERVICES -- 2.3%
    Symantec Corp.*.....................    250      10,113
                                                   --------
  MANAGEMENT CONSULTING SERVICES -- 1.1%
    Corporate Executive Board Co.*......    150       4,788
                                                   --------
  MEDICAL & HEALTH SERVICES -- 12.1%
    Community Health Care Systems*......    600      12,354
    Express Scripts, Inc. -- Class A*...    300      14,411
    Lincare Holdings, Inc.*.............    400      12,647
    MedImmune, Inc.*....................    150       4,076
    St. Jude Medical, Inc.*.............    225       8,937
                                                   --------
                                                     52,425
                                                   --------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued

                                                    Value
                                          Shares   (Note 2)
                                          ------   --------
TRAVEL SERVICES -- 1.5%
    Expedia, Inc. -- Class A*...........    100    $  6,693
                                                   --------
   TOTAL SERVICES...............................    108,280
                                                   --------
 WHOLESALE & RETAIL TRADE -- 23.5%
  MISCELLANEOUS RETAIL STORES -- 12.9%
    99 Cents Only Stores*...............    300       8,058
    Advance Auto Parts, Inc.*...........    225      11,003
    Alberto-Culver Co. -- Class B.......    200      10,080
    Dollar Tree Stores, Inc.*...........    600      14,741
    Ross Stores, Inc. ..................    300      12,717
                                                   --------
                                                     56,599
                                                   --------
  RETAIL DIRECT MARKETING -- 2.0%
    CDW Computers Centers, Inc.*........    200       8,770
                                                   --------
  RETAIL EATING & DRINKING PLACES -- 6.7%
    Brinker International, Inc.*........    300       9,675
    Ruby Tuesday, Inc. .................    500       8,645
    The Cheesecake Factory, Inc.*.......    300      10,845
                                                   --------
                                                     29,165
                                                   --------
  WHOLESALE -- DRUGS & PROPRIETARIES -- 1.9%
    AmerisourceBergen Corp. ............    150       8,147
                                                   --------
   TOTAL WHOLESALE & RETAIL TRADE...............    102,681
                                                   --------
   TOTAL COMMON STOCK (COST $462,773)...........    429,873
                                                   --------
SHORT-TERM INVESTMENTS -- 1.5%
    Temp Cash Fund -- Dollar Series
      (Cost $6,606).....................  6,606       6,606
                                                   --------
TOTAL INVESTMENTS -- 100.0% (Cost $469,379)(+)..   $436,479
                                                   ========

------------------------
*  Non-income producing security.
(+)The cost for federal income tax purposes. At December 31, 2002, net unrealized depreciation was $32,900. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost, of $12,276, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value, of $45,176.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

ASSETS:
Investment in securities, at value*.........................  $436,479
Receivable from advisor.....................................       160
Dividends and interest receivable...........................       421
                                                              --------
Total assets................................................   437,060
                                                              --------
LIABILITIES:
Accrued expenses............................................     5,203
                                                              --------
Total liabilities...........................................     5,203
                                                              --------
NET ASSETS..................................................  $431,857
                                                              ========
------------------------
*  Investments at cost                                        $469,379

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

INVESTMENT INCOME:
  Dividends.................................................  $   1,016
  Interest..................................................         97
                                                              ---------
    Total investment income.................................      1,113
                                                              ---------
EXPENSES:
  Advisory fees.............................................      1,518
  Administration and accounting fees........................        198
  Custody fees..............................................      8,247
  Trustees' fees............................................      2,497
  Professional fees.........................................      2,533
  Other.....................................................      1,471
                                                              ---------
    Total expenses before fee waivers and expense
      reimbursements........................................     16,464
    Fees waived and expenses reimbursed.....................    (13,326)
                                                              ---------
       Total expenses, net..................................      3,138
                                                              ---------
  Net investment loss.......................................     (2,025)
                                                              ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments..........................    (93,487)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (9,158)
                                                              ---------
  Net loss on investments...................................   (102,645)
                                                              ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(104,670)
                                                              =========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    For the
                                                                   Six-Month          For the
                                                                 Period Ended       Fiscal Year
                                                               December 31, 2002       Ended
                                                                  (Unaudited)      June 30, 2002
                                                               -----------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................       $  (2,025)        $ (2,883)
  Net realized loss on investments..........................         (93,487)         (36,553)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................          (9,158)         (29,090)
                                                                   ---------         --------
Net decrease in net assets resulting from operations........        (104,670)         (68,526)
                                                                   ---------         --------
Transactions in beneficial interests:
  Contributions.............................................         161,590          542,236
  Withdrawals...............................................        (130,788)         (60,813)
                                                                   ---------         --------
Net increase in net assets from transactions in beneficial
  interest..................................................          30,802          481,423
                                                                   ---------         --------
Total increase (decrease) in net assets.....................         (73,868)         412,897
NET ASSETS:
  Beginning of period.......................................         505,725           92,828
                                                                   ---------         --------
  End of period.............................................       $ 431,857         $505,725
                                                                   =========         ========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Mid Cap Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Portfolio securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, such securities will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Roxbury Capital Management, LLC ("Roxbury") provides investment advisory services to the Series. For its services, Roxbury receives a fee of 0.75% of the Series first $1 billion of average daily net assets; 0.70% of the Series next $1 billion of average daily net assets; and 0.65% of the Series average daily net assets in excess of $2 billion.

   Roxbury has agreed to reimburse certain operating expenses of the Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.55% of the average daily net assets of the Mid Cap Series. This undertaking will remain in place until November 2015 unless the Board of Trustees approves its earlier termination.

WT INVESTMENT TRUST I -- MID CAP SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   Effective September 1, 2002, Rodney Square Management Corporation ("RSMC"), an affiliate of Roxbury, provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of Roxbury, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. INVESTMENT SECURITIES. During the six-month period ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

    Purchases...................................................  $360,530
    Sales.......................................................   316,960

5. FINANCIAL HIGHLIGHTS.

                                                         For the
                                                        Six-Month                            For the Period
                                                       Period Ended      For the Fiscal   December 14, 2000(1)
                                                    December 31, 2002      Year Ended           through
                                                       (Unaudited)       June 30, 2002       June 30, 2001
                                                    ------------------   --------------   --------------------
   Total Return...................................        (19.68)%**         (20.82)%             11.00%**
   Ratios to Average Net Assets:
     Expenses:
        Including expense limitations.............          1.55%*             1.55%               1.55%*
        Excluding expense limitations.............          8.13%             10.78%                 NM
     Net investment loss..........................         (1.00)%*           (1.32)%             (1.24)%*
   Portfolio Turnover Rate........................            79%               116%                 47%

------------------------
*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
NM   Not meaningful.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each trustee and officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           40       Rodney Square
Date of Birth: 2/49           President and   death, resignation    Officer of                          Management
                              Chairman of     or removal. Trustee,  Wilmington Trust                    Corporation
                              the Board       President and         Company since                       (registered
                                              Chairman of the       February 1996.                      investment
                                              Board since October                                       adviser)
                                              1998.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director          40       None
100 Wilshire Boulevard                        death, resignation    and President,
Suite 600                                     or removal. Trustee   Roxbury Capital
Santa Monica, CA 90401                        since October 1999.   Management LLC since
Date of Birth: 11/36                                                1998. Prior to 1998,
                                                                    Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management
    Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
ROBERT H. ARNOLD            Trustee            Shall serve        Founder and co-         40         None
Date of Birth: 3/44                            until death,       manages, R.H.
                                               resignation or     Arnold & Co.,
                                               removal. Trustee   Inc. (investment
                                               since May 1997.    banking company)
                                                                  since 1989.
ERIC BRUCKER                Trustee            Shall serve        Dean, School of         40         None
Date of Birth: 12/41                           until death,       Business
                                               resignation or     Administration
                                               removal. Trustee   of Widener
                                               since October      University since
                                               1999.              July 2001. Prior
                                                                  to that, Dean,
                                                                  College of
                                                                  Business, Public
                                                                  Policy and
                                                                  Health at the
                                                                  University of
                                                                  Maine from
                                                                  September 1998
                                                                  to June 2001 and
                                                                  Dean, School of
                                                                  Management at
                                                                  the University
                                                                  of Michigan
                                                                  prior to
                                                                  September 1998.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
NICHOLAS A. GIORDANO        Trustee            Shall serve        Consultant,             40         Kalmar Pooled
Date of Birth: 3/43                            until death,       financial                          Investment Trust,
                                               resignation or     services                           and Independence
                                               removal. Trustee   organizations                      Blue Cross;
                                               since October      from 1997 to                       Fotoball, U.S.A.
                                               1998.              present; Interim                   (sporting and
                                                                  President,                         athletics goods
                                                                  LaSalle                            manufacturer);
                                                                  University from                    DaisyTek
                                                                  1998 to 1999;                      International
                                                                  President and                      (wholesale paper
                                                                  Chief Executive                    and paper
                                                                  Officer,                           products); Selas
                                                                  Philadelphia                       Corporation of
                                                                  Stock Exchange                     America
                                                                  from 1981 to                       (industrial
                                                                  1997.                              furnaces and
                                                                                                     ovens).
LOUIS KLEIN JR.             Trustee            Shall serve        Self-employed           40         Manville Personal
Date of Birth: 5/35                            until death,       financial                          Injury Settlement
                                               resignation or     consultant since                   Trust
                                               removal. Trustee   1991.
                                               since October
                                               1999.
CLEMENT C. MOORE, II        Trustee            Shall serve        Managing                40         None
Date of Birth: 9/44                            until death,       Partner,
                                               resignation or     Mariemont
                                               removal. Trustee   Holdings, LLC,
                                               since October      (real estate
                                               1999.              holding and
                                                                  development
                                                                  company) since
                                                                  1980.
JOHN J. QUINDLEN            Trustee            Shall serve        Retired since           40         St. Joe Paper Co.
Date of Birth: 5/32                            until death,       1993.
                                               resignation or
                                               removal. Trustee
                                               since October
                                               1999.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
MARK A. SARGENT             Trustee            Shall serve        Dean and                40         St. Thomas More
Date of Birth: 4/51                            until death,       Professor of                       Society of
                                               resignation or     Law, Villanova                     Pennsylvania.
                                               removal. Trustee   University
                                               since November     School of Law
                                               2001.              since July 1997.
                                                                  Associate Dean
                                                                  for Academic
                                                                  Affairs
                                                                  University of
                                                                  Maryland School
                                                                  of Law from 1994
                                                                  to 1997.

EXECUTIVE OFFICERS

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
ERIC K. CHEUNG              Vice President     Shall serve at     Vice President,        N/A         None
Date of Birth: 12/54                           the pleasure of    Wilmington Trust
                                               the Board and      Company Since
                                               until successor    1986; and Vice
                                               is elected and     President and
                                               qualified.         Director of
                                               Officer since      Rodney Square
                                               October 1998.      Management
                                                                  Corporation
                                                                  since 2001
JOSEPH M. FAHEY, JR.        Vice President     Shall serve at     Vice President,        N/A         None
Date of Birth: 1/57                            the pleasure of    Rodney Square
                                               the Board and      Management
                                               until successor    Corporation
                                               is elected and     since 1992.
                                               qualified.
                                               Officer since
                                               November 1999.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
FRED FILOON                   Vice President  Shall serve at the    Senior Vice               N/A       None
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 8/57           and Chief       pleasure of the       Wilmington Trust
                              Financial       Board and until       Company since 1996.
                              Officer         successor is elected
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and        N/A       None
400 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington       N/A       None
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Squane
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                       John R. Giles, Vice President and
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                        Roxbury Capital Management, LLC
                       100 Wilshire Boulevard, Suite 600
                             Santa Monica, CA 90401
                           --------------------------

                                 ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Roxbury Mid Cap Fund.

WROX-SEMI-12/02

                                                                         ROXBURY
                                                                           FUNDS

                  - MID CAP
                                  SEMI-ANNUAL
                               December 31, 2002

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     The past year did not start out with great expectations for the fixed income market as many anticipated that the aggressive moves by the Federal Reserve to lower interest rates would have a quick and positive impact on the economy. Instead, the rate cuts proved to have a relatively narrow benefit, helping the most rate-sensitive sectors of the economy, such as housing and auto sales. Many other areas of the economy continued to languish under large debt loads, over capacity, and fears of potentially fraudulent accounting practices. During the second half of 2002, the fixed income markets benefited from the inability of the economy to recover quickly.

     On November 6, the Federal Open Market Committee (FOMC) responded to the sub-par economic growth by lowering its federal funds rate target a larger-than-expected 50 basis points. The rate cut pushed the federal funds rate to a 40-year low of 1.25%. In its press release, the FOMC cited the greater uncertainty, in part attributable to geopolitical risks, as inhibiting spending, production, and employment. The additional monetary stimulus was intended to help the economy work through its current "soft spot". The additional monetary stimulus should continue to underpin spending on durable goods and housing and help restore business and consumer confidence.

     As we enter 2003, numerous potential risks to the economy remain. Fragile consumer confidence, anemic business spending, continued geopolitical risks associated with terrorism, Iraq, and North Korea remain obstacles to a solid economic recovery. Given the stable inflation environment, we expect the Federal Reserve to remain on the sidelines until concrete evidence of a sustainable uptrend emerges. It is our expectation that the highly stimulative monetary policy already in place, and the likelihood of a fiscal package early in 2003, will lead to an acceleration of economic growth toward the latter half of this year and into 2004.

INVESTMENT RESULTS

     The Balentine Premier Money Market Portfolio paid shareholders dividends of less than $0.01 per share for the period November 4, 2002 (Commencement of Operations) through December 31, 2002. Based on the Portfolio's net asset value of $1.00 per share, these dividends represented a return of 0.11%. A comparison versus the Portfolio's benchmark is presented below:

                                                          For the Period
                                                         November 4, 2002
                                                              through
                                                         December 31, 2002
                                                            (Unaudited)
                                                         -----------------
BALENTINE PREMIER MONEY MARKET PORTFOLIO                       0.11%
Lipper Money Market Funds                                      0.12%

------------------------
Past performance is not indicative of future results. An investment in this Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE -- continued

     We invite your comments and questions and thank you for your investment in the Balentine Premier Money Market Portfolio. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/Robert J. Christian
                                         Robert J. Christian
February 7, 2003                         President

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

ASSETS:
Investment in Series, at value..............................  $115,473,880
                                                              ------------
Total assets................................................   115,473,880
                                                              ------------
LIABILITIES:
Dividends payable...........................................        68,513
Accrued expenses............................................        74,787
                                                              ------------
Total liabilities...........................................       143,300
                                                              ------------
NET ASSETS..................................................  $115,330,580
                                                              ============
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $115,330,580
                                                              ------------
NET ASSETS..................................................  $115,330,580
                                                              ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares):
  Service Shares............................................   115,330,580
                                                              ============
NET ASSET VALUE, offering and redemption price per share:
  Service Shares............................................         $1.00
                                                              ============

    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Period November 4, 2002(1) through December 31, 2002 (Unaudited)

NET INVESTMENT INCOME FROM SERIES:
  Interest..................................................  $322,551
  Expenses (net of $8,689 of fee waivers)...................   (39,830)
                                                              --------
    Net investment income from Series.......................   282,721
                                                              --------
EXPENSES:
  Administration and accounting fees........................     8,695
  Transfer agent fees.......................................     1,987
  Custody fees..............................................       195
  Reports to shareholders...................................     2,506
  Trustees' fees............................................       654
  Distribution fees.........................................   119,418
  Shareholder service fees..................................    25,874
  Registration fees.........................................     2,169
  Professional fees.........................................     6,835
  Other.....................................................       392
                                                              --------
    Total expenses before expense reimbursements............   168,725
    Expenses reimbursed.....................................   (23,457)
                                                              --------
       Total expenses, net..................................   145,268
                                                              --------
  Net investment income.....................................   137,453
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $137,453
                                                              ========

------------------------
(1) Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                For the Period
                                                              November 4, 2002(1)
                                                                    through
                                                               December 31, 2002
                                                                  (Unaudited)
                                                              -------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................     $     137,453
  Net realized gain (loss) on investments...................                --
                                                                 -------------
Net increase in net assets resulting from operations........           137,453
                                                                 -------------
Distributions to shareholders from net investment income....          (137,453)
                                                                 -------------
Portfolio share transactions(a):
  Proceeds from shares sold.................................       257,943,778
  Cost of shares issued on reinvestment of distributions....            68,941
  Cost of shares redeemed...................................      (142,682,139)
                                                                 -------------
Net increase in net assets from Portfolio share
  transactions..............................................       115,330,580
                                                                 -------------
Total increase in net assets................................       115,330,580
NET ASSETS:
  Beginning of period.......................................                --
                                                                 -------------
  End of period.............................................     $ 115,330,580
                                                                 =============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:
  Shares sold...............................................       257,943,778
  Shares issued on reinvestment of distributions............            68,941
  Shares redeemed...........................................      (142,682,139)
                                                                 -------------
  Net increase in shares....................................       115,330,580
  Shares outstanding -- Beginning of period.................                --
                                                                 -------------
  Shares outstanding -- End of period.......................       115,330,580
                                                                 =============

------------------------
(1) Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                For the Period
                                                              November 4, 2002(2)
                                                                    through
                                                               December 31, 2002
                                                                  (Unaudited)
PREMIER MONEY MARKET PORTFOLIO -- SERVICE SHARES              -------------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................       $   1.00
                                                                   --------
INVESTMENT OPERATIONS:
  Net investment income.....................................           0.00
                                                                   --------
DISTRIBUTIONS:
  From net investment income................................           0.00
                                                                   --------
NET ASSET VALUE -- END OF PERIOD............................       $   1.00
                                                                   ========
TOTAL RETURN................................................          0.11%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations...........................          0.93%*
    Excluding expense limitations...........................          1.09%*
  Net investment income.....................................          0.69%*
Net assets at end of period (000 omitted)...................       $115,331

------------------------
*  Annualized.
** Not annualized.
1 The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Premier Money Market Series.
2  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Balentine Premier Money Market Portfolio (the "Portfolio") is a series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolio. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolio offers Service Shares to investors, which use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder servicing fee. The Service Shares commenced operations November 4, 2002.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Portfolio seeks to achieve its investment objective by investing all of its investable assets in the Premier Money Market Series of WT Investment Trust I (the "Series"), which has the same investment objective, policies and limitations as the Portfolio. The performance of the Portfolio is directly affected by the performance of the Series. As of December 31, 2002, the Portfolio owned approximately 16% of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolio:

   Valuation of Investment in Series. Valuation of the Portfolio's investment in the Series is based on the underlying securities held by the Series. The Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Portfolio records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolio are declared daily from net investment income and paid to shareholders monthly. Distributions from net realized gains, if any, will be declared and paid annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolio does not incur an advisory fee directly, but rather indirectly through its investment in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Portfolios. For its services RSMC is paid a fee of $3,000 for the Portfolio and $1,500 for each class of the Portfolio. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Portfolio. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Portfolio. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.93%. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions from ordinary income paid during the period November 4, 2002 (Commencement of Operations) through December 31, 2002 was $137,453.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2002 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolio's Financial Statements.)

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED)
  (Showing Percentage of Total Value of Investments)

                                                              Moody's/S&P     Principal        Value
                                                              Ratings(1)       Amount         (Note 2)
                                                              -----------    -----------    ------------
CERTIFICATES OF DEPOSIT -- 44.0%
 FOREIGN BANKS, FOREIGN CENTERS -- 29.1%
    Bank of Nova Scotia, 1.35%, 03/03/03....................   P-1, A-1      $25,000,000    $ 25,000,000
    BNP Paribas, 1.35%, 04/09/03............................   P-1, A-1+      30,000,000      30,001,597
    Bayclay's Bank Plc, 1.32%, 02/10/03.....................   P-1, A-1+      30,000,000      30,000,000
    Credit Agricole Indosuez, 1.79%, 05/01/03...............   P-1, A-1+      25,000,000      25,000,819
    Deutsche Bank, 1.33%, 02/12/03..........................   P-1, A-1       30,000,000      30,000,340
    Dresdner Bank, 1.63%, 02/18/03..........................   P-1, A-1       25,000,000      25,000,000
    Landesbank Hessen-Thuring Girozentrale, 1.70%,
      02/24/03..............................................   P-1, A-1+      25,000,000      24,997,425
    Svenska Handelsbanken, 1.79%, 01/27/03..................   P-1, A-1       25,000,000      25,001,725
                                                                                            ------------
                                                                                             215,001,906
                                                                                            ------------
 FOREIGN BANKS, U.S. BRANCHES -- 11.5%
    Lloyds Bank Plc, 1.66%, 04/15/03........................   P-1, A-1+      25,000,000      25,000,000
    Royal Bank of Scotland, 1.33%, 01/08/03.................   P-1, A-1+      10,000,000      10,000,000
    Royal Bank of Scotland, 2.09%, 01/10/03.................   P-1, A-1+      25,000,000      25,000,014
    Toronto Dominion, 1.63%, 02/18/03.......................   P-1, A-1       25,000,000      25,000,000
                                                                                            ------------
                                                                                              85,000,014
                                                                                            ------------
 U.S. BANKS, U.S. BRANCHES -- 3.4%
    Chase Bank (USA), 1.91%, 01/21/03.......................   P-1, A-1+      25,000,000      25,000,000
                                                                                            ------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $325,001,920)....................................     325,001,920
                                                                                            ------------
COMMERCIAL PAPER -- 23.7%
 FINANCIAL SERVICES -- 7.5%
    CIT Group, 1.42%, 01/09/03..............................   P-1, A-1       30,000,000      29,991,717
    Park Avenue Receivables Corp., 1.71%, 01/09/03..........   P-1, A-1       25,000,000      24,991,687
                                                                                            ------------
                                                                                              54,983,404
                                                                                            ------------
 LEASING -- 7.4%
    International Lease Finance Corp., 1.81%, 01/24/03......   P-1, A-1+      25,000,000      24,972,347
    International Lease Finance Corp., 1.34%, 02/13/03......   P-1, A-1+       5,000,000       4,992,183
    Vehicle Services Corp. of America Ltd., 1.35%,
      04/15/03..............................................   N/R, A-1+      25,000,000      24,903,438
                                                                                            ------------
                                                                                              54,867,968
                                                                                            ------------
 UTILITIES -- 8.8%
    Centrica plc, 1.32%, 01/17/03...........................   P-1, A-1       10,000,000       9,994,500
    Centrica plc, 1.71%, 01/27/03...........................   P-1, A-1       25,000,000      24,970,313
    Florida Power & Light Co., 1.40%, 01/06/03..............   P-1, A-1       30,000,000      29,995,333
                                                                                            ------------
                                                                                              64,960,146
                                                                                            ------------
   TOTAL COMMERCIAL PAPER (COST $174,811,518)...........................................     174,811,518
                                                                                            ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2002 (UNAUDITED) -- continued
__

                                                                                                         Value
                                                                                                       (Note 2)
                                                                            Principal       Amount    -----------
                                                                             Ratings(1)   ----------
                                                                            ------------
y
BANK NOTES -- 6.7%
    Key Bank N.A., 1.46%, 01/03/03*.......................................    P-1, A-1    $115,000,000 $15,000,907
    National City Bank of Cleveland, 1.36%, 01/21/03*.....................    P-1, A-1    25,000,000   25,000,000
                                                                                                      -----------
    TOTAL BANK NOTES (COST $40,000,907).............................................................   40,000,907
                                                                                                      -----------
CORPORATE NOTES -- 2.6%
    Merrill Lynch & Co., Inc., 6.00%, 02/12/03............................    Aa3, A+     24,251,000   24,360,902
    Morgan Stanley Dean Witter, 6.88%, 03/01/03...........................    Aa3, A+      4,000,000    4,031,698
                                                                                                      -----------
    TOTAL CORPORATE NOTES (COST $28,392,600)........................................................   28,392,600
                                                                                                      -----------
MUNICIPAL BONDS -- 2.0%
    Illinois Student Assist., 1.50%, 01/02/03*
      (Cost $14,400,000)..................................................   VMIG, A-1    14,400,000   14,400,000
                                                                                                      -----------
REPURCHASE AGREEMENTS -- 21.0%
    CS First Boston, Inc.: at 1.25%, dated 12/31/02, to be repurchased at $50,278,291 on
     01/02/03, collateralized by $51,285,068 of Federal Home Loan Bank Securities 3.375%
     due 06/15/04 and Tennessee Valley Authority Bond 6.75% due 11/01/25................  50,274,800   50,274,800
    UBS Warburg, Inc.: at 1.26%, dated 12/31/02, to be repurchased at $105,007,350 on
     01/02/03, collateralized by $108,150,189 of Federal Home Loan Mortgage Corp.
     Securities with various coupons and maturities to 03/01/32 and Federal National
     Mortgage Association Securities with various coupons and maturities to 06/01/32....  105,000,000 105,000,000
                                                                                                      -----------
TOTAL REPURCHASE AGREEMENTS (Cost $155,274,800).....................................................  155,274,800
                                                                                                      -----------
TOTAL INVESTMENTS (Cost $737,881,745)+ -- 100.0%....................................................  $737,881,745
                                                                                                      ===========

------------------------
(*) Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2002. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
(+) Cost for federal income tax purposes.
(1) Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be as comparable quality to investment grade securities by the Investment Adviser.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

ASSETS:
Investment in securities, at value*.........................  $737,881,745
Interest receivable.........................................     2,218,788
                                                              ------------
Total assets................................................   740,100,533
                                                              ------------
LIABILITIES:
Accrued advisory fee........................................       100,458
Other accrued expenses......................................        44,669
                                                              ------------
Total liabilities...........................................       145,127
                                                              ------------
NET ASSETS..................................................  $739,955,406
                                                              ============
------------------------
*  Investments at cost......................................  $737,881,745

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2002 (Unaudited)

INVESTMENT INCOME:
  Interest..................................................  $5,522,174
                                                              ----------
EXPENSES:
  Advisory fees.............................................     625,216
  Administration and accounting fees........................     101,206
  Custody fees..............................................      25,594
  Trustees' fees............................................       2,848
  Professional fees.........................................      12,258
  Other.....................................................      15,564
                                                              ----------
    Total expenses before fee waivers.......................     782,686
    Fees waived.............................................    (157,470)
                                                              ----------
       Total expenses, net..................................     625,216
                                                              ----------
  Net investment income.....................................   4,896,958
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $4,896,958
                                                              ==========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Six-Month
                                                                Period Ended      For the Fiscal
                                                              December 31, 2002     Year Ended
                                                                 (Unaudited)       June 30, 2002
                                                              -----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................   $     4,896,958    $    15,490,452
  Net realized gain (loss) on investments...................                --             (1,104)
                                                               ---------------    ---------------
Net increase in net assets resulting from operations........         4,896,958         15,489,348
                                                               ---------------    ---------------
Transactions in beneficial interest:
  Contributions.............................................     1,839,118,103      2,903,485,445
  Withdrawals...............................................    (1,638,604,464)    (3,019,349,682)
                                                               ---------------    ---------------
Net increase (decrease) in net assets from transactions in
  beneficial interest.......................................       200,513,639       (115,864,237)
                                                               ---------------    ---------------
Total increase (decrease) in net assets.....................       205,410,597       (100,374,889)
NET ASSETS:
  Beginning of period.......................................       534,544,809        634,919,698
                                                               ---------------    ---------------
  End of period.............................................   $   739,955,406    $   534,544,809
                                                               ===============    ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Premier Money Market Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. The Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Repurchase Agreements. The Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, the Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Other. Investment security transactions are accounted for on a trade date basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to the Series. For its services, RSMC receives a fee of 0.20% of the Series' average daily net assets.

   Effective September 1, 2002, RSMC provides administrative and accounting services to the Series. For its administrative services, RSMC is paid a fee of $37,500 per year, plus .01125% of the Series' average daily net assets over $125 million. For its accounting services, RSMC is paid a fee of $30,000 per year, plus .01125% of the Series' average daily net assets over $100 million. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series. Prior to September 1, 2002, PFPC Inc. provided administrative and accounting services to the Series.

   RSMC has contractually agreed to waive a portion of its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.20%. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                                   For the
                                                  Six-Month
                                                Period Ended       For the Fiscal Years Ended June 30,
                                              December 31, 2002   -------------------------------------
                                                 (Unaudited)      2002    2001    2000    1999    1998
                                              -----------------   -----   -----   -----   -----   -----
   Total Return.............................        0.80%**       2.42%   6.03%   5.80%     N/A     N/A
   Ratios to Average Net Assets:
     Expenses
        Including expense limitations.......        0.20%*        0.20%   0.20%   0.20%   0.16%   0.16%
        Excluding expense limitations.......        0.25%*        0.26%   0.26%   0.26%   0.27%   0.27%
     Net investment income..................        1.57%*        2.44%   5.86%   5.66%   5.04%   5.50%

------------------------
*    Annualized.
**   Not annualized.
N/A  Not available.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless otherwise indicated, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           40       Rodney Square
Date of Birth: 2/49           President and   death, resignation    Officer of                          Management
                              Chairman of     or removal. Trustee,  Wilmington Trust                    Corporation
                              the Board       President and         Company since                       (registered
                                              Chairman of the       February 1996.                      investment
                                              Board since October                                       adviser)
                                              1998.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director          40       None
100 Wilshire Boulevard                        death, resignation    and President,
Suite 600                                     or removal. Trustee   Roxbury Capital
Santa Monica, CA 90401                        since October 1999.   Management LLC since
Date of Birth: 11/36                                                1998. Prior to 1998,
                                                                    Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management
    Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT H. ARNOLD              Trustee         Shall serve until     Founder and                40       None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

ERIC BRUCKER                  Trustee         Shall serve until     Dean, School of            40       None
Date of Birth: 12/41                          death, resignation    Business
                                              or removal. Trustee   Administration of
                                              since October 1999.   Widener University
                                                                    since July 2001.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001 and
                                                                    Dean, School of
                                                                    Management at the
                                                                    University of
                                                                    Michigan prior to
                                                                    September 1998.

NICHOLAS A. GIORDANO          Trustee         Shall serve until     Consultant,                40       Kalmar Pooled
Date of Birth: 3/43                           death, resignation    financial services                  Investment
                                              or removal. Trustee   organizations from                  Trust;
                                              since October 1998.   1997 to present;                    Independence
                                                                    Interim President,                  Blue Cross;
                                                                    LaSalle University                  Fotoball,
                                                                    from 1998 to 1999;                  U.S.A.
                                                                    President and Chief                 (sporting and
                                                                    Executive Officer,                  athletics
                                                                    Philadelphia Stock                  goods
                                                                    Exchange from 1981                  manufacturer);
                                                                    to 1997.                            DaisyTek
                                                                                                        International
                                                                                                        (wholesale
                                                                                                        paper and
                                                                                                        paper
                                                                                                        products);
                                                                                                        Selas
                                                                                                        Corporation
                                                                                                        of America
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
LOUIS KLEIN JR.               Trustee         Shall serve until     Self-employed              40       Manville
Date of Birth: 5/35                           death, resignation    financial consultant                Personal
                                              or removal. Trustee   since 1991.                         Injury
                                              since October 1999.                                       Settlement
                                                                                                        Trust

CLEMENT C. MOORE, II          Trustee         Shall serve until     Managing Partner,          40       None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN              Trustee         Shall serve until     Retired since 1993.        40       St. Joe Paper
Date of Birth: 5/32                           death, resignation                                        Co.
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT               Trustee         Shall serve until     Dean and Professor         40       St. Thomas
Date of Birth: 4/51                           death, resignation    of Law, Villanova                   More Society
                                              or removal. Trustee   University School of                of
                                              since November 2001.  Law since July 1997.                Pennsylvania.
                                                                    Associate Dean for
                                                                    Academic Affairs
                                                                    University of
                                                                    Maryland School of
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice               N/A       None
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Vice President,           N/A       None
Date of Birth: 8/57           and Chief       pleasure of the       Wilmington Trust
                              Financial       Board and until       Company since 1996.
                              Officer         successor is elected
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and        N/A       None
400 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington       N/A       None
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                       John R. Giles, Vice President and
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Balentine Premier Money Market Portfolio.

BPRE-SEMI-12/02

[BALENTINE & COMPANY LOGO]

BALENTINE PORTFOLIO

                  - PREMIER MONEY MARKET
                                  SEMI-ANNUAL
                               December 31, 2002